UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2014

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Given the finish to last year, investors were operating under the assumption that better than expected economic growth and higher long-term interest rates would be the base case for 2014. Unfortunately, on the economic front, this calendar year got off to a weak start, owing in part to harsh winter weather, but incoming data though the spring and summer months returned activity more in line with recent trends. Looking ahead, the U.S. economy is projected to produce a growth rate for 2014 as a whole that is little changed from last year’s +2.2% experience.

Divergent economic prospects around the globe produced somewhat mixed results for equity markets in the annual reporting period ended August 31, 2014. With U.S. interest rates, especially for longer-dated maturities, moving lower, a key headwind for the emerging markets (EM) was removed, and resulted in EM equity returns outpacing its global counterparts. On the flip side, continued economic concerns and uncertainty regarding the Ukraine/Russia situation weighed on the Euro Zone, as core countries such as Germany and France underperformed, accordingly. Domestically, U.S. equity markets continued their upward ascent through the reporting period. Advances were essentially broadly-based across economic sectors, and reversing last years’ experience, equity investments in large-cap companies outperformed stocks of riskier small capitalization companies.

The bond market has put in an unexpected performance thus far in 2014. Unlike last year’s ‘temper tantrum’ sell-off, longer-dated rates have actually come down significantly with the U.S. Treasury 10-year yield falling almost 70 basis points from the 2013 year-end tally. In anticipation of an eventual U.S. Federal Reserve (“FED”) rate hike, perhaps by mid-2015, short-term rates have underperformed and moved very little, flattening the yield curve (the difference between short and long-term rates) as a result. With the latest round of Quantitative Easing (QE3) expected to end in October, the fixed income markets have shifted their focus to the potential timing for what is being called ‘lift-off’ or the FED’s first rate hike. In terms of domestic fixed income, positive year-to-date returns have been recorded among all broad categories, with Investment Grade Corporates and Municipals registering the top performances. Along the same lines as the equity markets, EM debt was the outperformer on the international stage. Euro Zone sovereign debt markets, especially for periphery countries like Spain and Italy, have rallied considerably as the European Central Bank (ECB) has stepped up their easing campaign.

Consulting Group Capital Markets (CGCM) Funds

Large Capitalization Growth Investments posted a total return of +24.4% in the yearly fiscal period ended August 31, 2014, lower than the +26.3% total return results of the Russell 1000® Growth Index i and below the +25.1% performance of the average mutual fund included in Lipper’s Large-Cap Growth investment category ii. An underweight exposure to the Consumer Staples sector and an overweight allocation to the Health Care sector, combined with positive stock selections in the Health Care (pharmaceuticals) sector, contributed to relative returns, but were not enough to counter detracting contributions from investments in the Financials (diversified financial services), Materials (chemicals), and Information Technology (internet software & services) sectors, which unfavorably affected performance in the twelve-month period.

Large Capitalization Value Equity registered a gain of +22.4% in the fiscal year, trailing the +24.4% advance of the Russell 1000 Value® Index iii and the average +22.8% rise in the performance of mutual funds included in the Lipper Large-Cap Value investment category iv. An overweight allocation to the Information Technology sector, in addition to, favorable security picks in the Energy (oil, gas & consumable fuels) and Health Care (pharmaceuticals) sectors benefitted relative performance, but were offset by negative contributions from stock picks in the Consumer Discretionary (specialty retail) and Information Technology (electronic equipment instruments & components) sectors, which subtracted from returns in the annual period.

I

Small Capitalization Growth Investments climbed +16.9% over the yearly performance period, as compared to the +17.3% increase of the Russell 2000 Growth® Index v and the +14.0% return of the average mutual fund included in the Lipper Small-Cap Growth investment category vi. Contributions from positive stock selections in the Health Care (pharmaceuticals, health care equipment & supplies) and Materials (paper & forest products) sectors enhanced returns in the one-year period. On the other hand, detracting contributions from an exposure to cash and stock picks in the Information Technology (software) and Consumer Staples (food & staples retailing) sectors hurt relative performance.

Small Capitalization Value Investments generated an advance of +20.2% in the annual reporting period ended August 31, 2014. Absolute performance exceeded the +18.1% increase in the returns of the Russell 2000® Value Index vii and the +19.3% gain of the average mutual fund included in Lipper’s Small-Cap Value investment category viii. Stock selections in an array of economic sectors including Industrials (trading companies & distributors, commercial services & supplies), Materials (metals & mining), Energy (oil, gas & consumable fuels), Information Technology (software), and Consumer Staples (food products) were behind relative returns in the twelve-month period. Sector positioning, including an underweight allocation to the Financials sector as well as an overweight exposure to the Industrials and Materials sectors, also added value in the period and positively affected relative performance.

International Equity Investments rose +11.5%, as compared to the +16.4% return of the MSCI EAFE® Index (Net) ix and the +15.6% increase in the performance of the average mutual fund included in Lipper’s International Large-Cap Core investment category x. Favorable stock selections in the U.S. as well as Japan and in the Health Care (pharmaceuticals) sector aided relative returns over the fiscal annual period. Conversely, sector positioning, including an overweight allocation to the Consumer Discretionary sector as well as an exposure to cash, in addition to, unsuccessful stock picks in the Information Technology (internet software & services) and Financials (banks) sectors detracted from relative performance results. At the same time, country security holdings in the United Kingdom and Germany combined with an overweight position in the U.S. as well as Canada, and an underweight allocation to Spain, also hindered relative returns. On a separate note, asset management changes were made in the line-up of investment managers of the fund as OppenheimerFunds, Inc. and Causeway Capital Management LLC commenced as new sub-advisers during the fiscal year.

Emerging Markets Equity Investments registered twelve-month performance of +20.0%, in-line with the +20.0% return of the MSCI Emerging Markets Index (Net) xi and ahead of the +18.9% advance of the average mutual fund included in Lipper’s Emerging Markets investment category xii. An overweight exposure to India and Brazil and an underweight allocation to Chile, in addition to, positive stock picks in the Financials (banks), Health Care (pharmaceuticals), and Consumer Staples (beverages) sectors benefited relative performance in the twelve-month period ended August 31, 2014. A selective underweight allocation to the Materials sector, combined with individual holdings in India, Taiwan, and Hong Kong also boosted relative returns during the fiscal year. In contrast, from a sector perspective, an overweight allocation to Consumer Staples and an underweight position in Information Technology, in addition to, selective detracting security holdings in the Energy (energy equipment & services) and Industrials (construction & engineering) sectors, hampered relative returns in the one-year period. Negative contributions from an overweight exposure to Russia and country security positions in Russia, the U.S., South Africa, and China additionally hurt relative performance.

Core Fixed Income ascended +6.1% in the fiscal year, exceeding the +5.7% return of its market benchmark, the Barclays Capital U.S. Aggregate BondTM Index xiii, and in-line with the +6.1% rise for the average mutual fund included in Lipper’s Core Bond investment category xiv. Favorable contributions from investment grade and high yield sector selections benefited relative performance, offsetting declines from interest rate management (duration, yield curve positioning) and individual security selections, which diminished relative returns in the period.

High Yield Investments experienced an increase of +9.8% in the annual fiscal reporting period, below the +10.6% advance of the Barclays Capital U.S. High Yield Index xv, but ahead of the +9.3% average return of mutual funds included in Lipper’s High Yield investment category xvi. Bond selections, namely in Telecommunications and Energy, contributed positively to excess returns in the fiscal year. At the same time, however, interest rate management (yield curve positioning) and sector selections, on the aggregate, generally subtracted from yearly performance.

II

International Fixed Income Investments’ fiscal year return advanced +7.4%, as compared to the +7.9% return of the Citigroup Non-USD World Government Bond Index (USD) Hedged xvii and the +7.8% gain for the average mutual fund included in Lipper’s International Income investment category xviii. Contributions from country allocations particularly investments in emerging markets debt, currency decisions, and an exposure to investment grade corporates, high yield, and mortgage-backed securities aided results, although interest rate management (duration, yield curve positioning) and individual bond picks detracted from relative returns in the yearly period.

Municipal Bond Investments twelve-month performance of +9.2% in the fiscal period ended August 31, 2014 fell short of the +10.1% return of the Barclays Capital U.S. Municipal Bond Index xix as well as the +11.1% increase in the average mutual fund included in Lipper’s General & Insured Municipal Debt investment category xx. Positioning along the yield curve and an emphasis on higher credit quality issues affected relative performance during the year. In the yearly time period, long maturity municipals were typically the best performers, and additionally, lower-rated municipal debt generally outperformed their higher-rated counterparts.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

Equity and fixed income investors in the CGCM Funds, by and large, finished the fiscal year ended August 31, 2014, in positive territory, but the path towards achieving absolute total return gains was not a straight line. Global macro events sent the markets on a challenging expedition as both stocks and bonds experienced intervals of volatility during the annual reporting period. As past history has shown, unpredictable periods of stock and bond price gyrations can and do occur periodically during a market cycle. These unforeseen instances serve as a reminder of how important it is for investors to maintain a balanced, diversified portfolio and a long-term perspective, consistent with individual goals, time horizons, and risk tolerances. Market participants are encouraged to review personal investment plans periodically and discuss particular individual investment concerns and needs with your Financial Advisor.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

James J. Tracy

Chief Executive Officer

October 30, 2014

III

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://morganstanley.com/cgcm.

Shares of the Funds are available to participants in certain investment advisory programs sponsored by Morgan Stanley, including TRAK® CGCM, Select UMA, Consulting Group Advisor and Portfolio Management. The services offered through these programs may provide investors with asset allocation recommendations, which are implemented through the Funds. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Consulting Group Capital Markets Funds (“Trust”) through the TRAK® CGCM or Consulting Group Advisor investment advisory programs is 2.00% of average quarter-end net assets. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the Select UMA and the Portfolio Management investment advisory programs is 2.50% and 3.00% of average quarter-end net assets, respectively. The maximum shareholder fees vary between the investment advisory programs because of differences in the services provided through the programs and other factors. Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets. These fees may be reduced in certain circumstances. These fees may be paid either by redemption of shares of the Funds or by a separate payment.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

i.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
ii.	The Lipper Large-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
iii.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
iv.	The Lipper Large-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have below-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
v.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
vi.	The Lipper Small-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
vii.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
viii.	The Lipper Small-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have below-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
ix.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
x.

The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics

IV

compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xi.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xii.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xiii.	The Barclays Capital U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xiv.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xv.	The Barclays Capital U.S. Corporate High-Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xvi.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xvii.	The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (“WGBI”), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xviii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xix.	The Barclays Capital U.S. Municipal Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xx.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

V

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2014†*

Large Capitalization Growth Investments	24.35%
Russell 1000® Growth Index (1)	26.29

Large Capitalization Value Equity Investments	22.37
Russell 1000® Value Index (2)	24.43

Small Capitalization Growth Investments	16.91
Russell 2000® Growth Index (3)	17.30

Small Capitalization Value Equity Investments	20.17
Russell 2000® Value Index (4)	18.10

International Equity Investments	11.45
The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) (5)	16.43

Emerging Markets Equity Investments	19.97
MSCI Emerging Markets Index (Net) (6)	19.98

Core Fixed Income Investments	6.10
Barclays Capital U.S. Aggregate BondTM Index (7)	5.66

High Yield Investments	9.75
Barclays Capital U.S. Corporate High-Yield Index (8)	10.58

International Fixed Income Investments	7.36
Citigroup Non-USD World Government Bond Index (USD) Hedged (9)	7.85

Municipal Bond Investments	9.24
Barclays Capital U.S. Municipal Index (10)	10.14

Money Market Investments**	0.00
90-day Treasury Bill Index	0.04

See pages 27 through 29 for all footnotes.

VI

Large Capitalization Growth Investments

ABOUT THE SUBADVISERS
• Jackson Square Partners, LLC (“JSP”)
JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, JSP seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation.

• Wells Capital Management, Inc. (“Wells”)
Wells employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Wells’ philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

For the period of September 1, 2013, through August 31, 2014, the Sub-advisers for CGCM Large Capitalization Growth Investments (“Fund”) were Jackson Square Partners, LLC (“JSP”) (formerly, Delaware Investments Fund Advisers), Wells Capital Management, Inc. (“Wells”), Westfield Capital Management Company, L.P. (“Westfield”) and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by JSP underperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2014. Strong stock selection in the Health Care and Consumer Staples sectors was overshadowed by weak relative performance in the Financial Services and Materials & Processing sectors. Additionally, the strategy sold a long term holding within the Technology sector and the resulting relative underweight to this strong performing stock further detracted from performance. Shifts in market sentiment during the period suggest that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). In such an uncertain macroeconomic environment, JSP believes the quality of a company’s business model, competitive position, and management may prove to be of utmost importance. Regardless of the economic outcome, JSP remains consistent in their long-term investment philosophy: In wanting to own what are viewed as strong secular-growth companies with solid business models and competitive positions that can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The portion of the Fund managed by Wells underperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2014. In contrast to 2013’s fundamentally driven equity market, mixed economic data and a number of geopolitical events have led to increased uncertainty and reduced investor risk tolerances thus far in 2014. A profound “risk off” trade became evident in March and April as higher growth, higher valuation stocks sold off sharply in favor of the perceived safety of low valuation and higher dividend yielding equities. Wells used this volatility to increase the earnings quality and near term earnings visibility of the portfolio. Wells has reduced exposure to “longer duration” growth stocks while maintaining the growth profile and high active share. As is typically the case with a fundamentally based, bottom-up manager, security selection was the primary determinant of absolute and relative returns. While they represented a small absolute weight within the portfolio, holdings within the Consumer Staples sector proved to be a significant contributor to returns as strength was visible within the beverage industry. Positioning with the Health Care sector remains focused on firms that are “saving lives or saving dollars”. Given the significant innovation implicit in the bio-pharma industry, these stocks were a focal point within the sector and a significant contributor to returns over the past year. Security selection within the Technology sector also proved additive to returns as holdings within the Information Technology services and Internet Software & Services industries displayed considerable strength. Unfortunately, this strength was overshadowed by disappointing security selection within the Consumer Discretionary sector. A combination of weather related weakness and company specific issues weighed on returns within the specialty retail industry. Positioning

• Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. Frontier believes that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, improving business models; unrecognized earnings power; and attractive valuations.

within the Financials sector also detracted from returns as weakness was apparent among bank holdings.

The portion of the Fund managed by Westfield performed in-line with the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2014. The U.S. stock market posted double-digit gains during the trailing twelve-month period, reaching all-time highs in August. Employment levels and participation are strengthening and U.S. housing — a source of concern at the beginning of the summer — has stabilized and improved. The Consumer Discretionary sector was the biggest driver of relative returns. The underweight of the sector helped, but it was positive stock selection, particularly within the casino & gaming and internet retail sub-industries, that led to the majority of incremental gains. Investments in Health Care and Energy also augmented relative performance. Information Technology and Materials were the only meaningful detractors from performance. As has often been the case, the many reasons to feel positive about the economy and the markets are tempered by mitigating factors. Manufacturing data in both Europe and China weakened considerably, capital spending in the Middle East is being delayed, and Russia’s economy remains a risk. While Russia’s economic and political woes should not have an immediate impact on the U.S., they pose a potential hit to the Eurozone economy, and in turn, to earnings of U.S. multinationals. In recognition of these factors, Westfield is reassessing its investments with global exposure and reallocating funds to those areas that benefit the most from continued strength within domestic economy.

The portion of the Fund managed by Frontier emphasizes mid-cap growth stocks. Frontier’s relative performance was driven by strength in Technology, Financial Services and Energy. The best performing stock in technology was a semiconductors company which benefitted from strong demand for an array of wireless devices. Within Financials, a data systems company continued to capitalize on its big data capabilities and deliver solid results. In Energy, a resources company has consistently over delivered with its production and reserve growth profile. Offsetting these areas was the Consumer sector, where an investment in a vitamin store underperformed after reporting disappointing same store sales metrics. After strong gains over the past several years, Frontier is not surprised to see the market consolidate given international tensions as well as a pending inflection in Federal Reserve policy. Taking a longer term perspective, Frontier sees ample reasons to be positive about the domestic economy. Five years into a recovery that has been largely consumer and government driven, Frontier believes fundamentals support renewed capital spending that in time will benefit sectors such as Technology, Industrials and Energy infrastructure, all areas where they are overweight. Frontier continues to be watchful of international developments and expects to make adjustments accordingly.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large-Cap Growth Funds Average.11

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

LARGE CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Growth Index and the Lipper Large-Cap Growth investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000 Growth Index***	Lipper Large-Cap Growth Funds Average***
Since inception (11/18/1991)	8.26%	6.49%	8.87%	8.72%
10 year	8.88	6.90	9.20	8.55
5 year	16.90	14.39	17.82	16.07
3 year	19.32	16.52	19.95	18.56
1 year	24.35	20.82	26.29	25.06

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
• Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

• NFJ Investment Group, LLC (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

• HGK Asset Management, Inc. (“HGK”)
HGK invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

For the period from September 1, 2013, through August 31, 2014, the Sub-advisers for Large Capitalization Value Equity Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), HGK Asset Management, Inc. (“HGK”) and Artisan Partners Limited Partnership (“Artisan”).

The portion of the Fund managed by Cambiar underperformed the Fund’s market index benchmark, the Russell 1000® Value Index, for the year ended August 31, 2014. One result of the rising tide investment environment over the past year has been a lack of differentiation at the sector level; i.e., the market has been tightly correlated. As we progress in the economic cycle, security selection in the context of company specific fundamentals and tight adherence to valuation should be more relevant to forward outperformance — a potentially good backdrop for stock picking managers such as Cambiar. For the trailing twelve months, Cambiar’s Energy positions comprised the strongest value-add. Cambiar has been constructive on energy services companies that have high exposure to North America land projects, where volumes continue to move higher and pricing has stabilized. The expectation for pricing to increase will be another important earnings driver for these companies. Related beneficiaries from increased energy production in the U.S. include refineries as well as chemical companies, which can take advantage of lower input costs to increase margins as well as raise market share. Although positive on an absolute basis, Cambiar’s holdings in the Consumer Discretionary and Technology sectors were unable to keep pace with the benchmark, and subsequently a source of relative underperformance. Holdings in the Industrials sector were another source of modest underperformance; after maintaining an overweight allocation to industrials coming out of the 2008-09 financial crisis, Cambiar has been a net seller of industrials over the past year. While many forecast that industrial companies are poised to benefit from an expected uptick in capital spending, such optimism appears to be largely reflected in the multiples of which many of these stocks are trading — not an overly attractive investment profile in Cambiar’s opinion.

The portion of the Fund managed by NFJ performed in-line with the Fund’s market index benchmark, the Russell 1000® Value Index, for the year ended August 31, 2014. The twelve-month reporting period was a generally positive market environment, punctuated by two negative months — January of 2014 and July of 2014 — and the U.S. Federal Reserve (“FED”) tapering quantitative easing. The reporting period opened with investors braced for tighter U.S. monetary policy in the fall of 2013, followed by the realization of that policy shift toward the end of that year. The FED incrementally pulled back its monthly stimulus and closed out the reporting period with the purchase of $35 billion in agency mortgage-based and longer-term Treasury securities beginning in July. Relative returns were due to positive sector weight deviations offset by a small cash position and slightly negative stock selection. Issue selection was strongest in the Industrials and Health Care sectors, while the strategy’s Consumer Discretionary and Materials holdings lagged those sectors within the benchmark. The strategy’s overweight in Information Technology and Materials boosted performance, along with an underweight in the Utilities sector. Within the benchmark, the Information Technology and Materials sectors generated the strongest absolute returns, gaining 41% and 30%, respectively over the trailing one-year period. Conversely, Utilities was the third weakest economic sector, after Telecommunication Services and Consumer Staples. The

• Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

Fund’s underweight position in Health Care and overweight in Energy were headwinds, and failed to keep pace with the benchmark’s total return during the reporting period.

The portion of the Fund managed by HGK outperformed the Fund’s market index benchmark, the Russell 1000® Value Index, for the fiscal year ended August 31, 2014. The fiscal year provided strongly positive equity returns as the global economy accelerated in the face of recession in Europe, slow growth in emerging markets, instability in the Middle East and prospects for less accommodative monetary policy. In spite of these headwinds, economic data surprised to the upside with the U.S. leading global economic recovery. Outperformance for the fiscal year can be attributed to strong security selection driven by bottom up stock picking as well as effective sector allocation. The strongest stock picks were in the Health Care, Staples and Technology Sectors. The strongest sector allocation was a result of being underweighted in the Financial Services sector. Conversely, on a relative basis, security selection in the Consumer Discretionary and Energy sectors were the largest detractors, as HGK’s holdings provided strongly positive returns but trailed the benchmark’s sector return. Despite the market rally during the period, HGK believes there are many opportunities for capital appreciation in the equity market for investors utilizing a disciplined valuation method. The most pronounced opportunity lies in the valuation disconnect between companies that have intelligently invested in preparation for a better economic environment and those who have cut costs too aggressively. HGK’s valuation work suggests that the market is discounting these strong operators, providing them with a number of opportunities. HGK continues to maintain a well-diversified portfolio and utilize its rigorous quantitative and qualitative analysis to find value in all economic sectors.

The portion of the Fund managed by Artisan emphasizes mid-cap value stocks. U.S. mid-cap stocks were aided by ongoing liquidity from the U.S. Federal Reserve (“FED”) and continued growth in the U.S. economy. Inflation remained tame, providing the FED with more leeway to keep short-term interest rates low for longer. Relative returns were held back by select holdings in the Consumer Discretionary and Technology sectors. Additionally, a cash position was a meaningful drag on performance. In the Consumer Discretionary sector, key detractors included handbags designer, a home goods retailer, and a toy company. The returns in the Technology sector were held back by a phone number database administrator. On the positive side, the Energy and Consumer Staples sectors were sources of outperformance and the portfolio benefited from a low weighting in the Utilities sector. With the market moving up faster than underlying business fundamentals over the past two years, finding attractive value opportunities has become more challenging for the Artisan investment team. At present, the team is a bit wary about current risk/reward dynamics priced into the market. That could change if business performance surprises to the upside or a bit of risk aversion creeps back into the market. Regardless, Artisan believes its focus on cash-producing businesses in sound financial condition, selling at undemanding valuations should continue to serve the portfolio well.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Average.12

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Value Index and the Lipper Large-Cap Value investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000 Value Index***	Lipper Large-Cap Value Funds Average***
Since inception (11/18/1991)	8.26%	6.49%	10.76%	9.74%
10 year	7.29	5.34	8.23	7.43
5 year	15.57	13.09	16.62	14.86
3 year	18.76	15.97	21.57	19.73
1 year	22.37	18.90	24.43	22.77

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Small Capitalization Growth Investments

ABOUT THE SUBADVISERS
• Wall Street Associates (“Wall Street”)
Wall Street follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earnings surprises.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2013, through August 31, 2014, the Sub-advisers for the CGCM Small Capitalization Growth Investments (“Fund”) were Wall Street Associates (“Wall Street”), and Westfield Capital Management Company, L.P. (“Westfield”).

The portion of the Fund managed by Wall Street underperformed the Fund’s market index benchmark, the Russell 2000® Growth Index, for the year ended August 31, 2014. Stocks produced strong double-digit returns for the year ended August 31, 2014, although it was not a straight upwards move. As the fiscal year began, U.S. equity markets were in recovery mode following a mid-summer pullback. Investor’s confidence and tolerance for risk increased and stocks rallied fiercely into year-end 2013. Small cap stocks then had a bumpy ride from February through May, as investors violently rotated away from stocks that were small in size as well as those with high growth characteristics, due to fears of imminent U.S. Federal Reserve (“FED”) tapering and unrest in Russia and Ukraine. Hardest hit were those stocks with the highest revenue growth rates, particularly Technology and Biotechnology stocks. Those groups have since rallied back from correction territory on improving economic news and solid second quarter earnings reports. The Health Care sector provided the greatest contribution to portfolio return, driven by investments in medical equipment, instrumentation and pharmaceutical companies. Investments in the Energy and Materials sectors added significantly to portfolio returns. The producer durables and financial services groups were also additive to results. The largest detractor from performance for the period was the Technology sector, particularly software stocks. Consumer Discretionary stocks produced lackluster results for the period and were a drag on performance. Wall Street anticipates market levels will be higher over the next twelve-months, driven by earnings growth and continued improvement in the domestic economy. Risk control and stock selection are critically important and the asset manager continues to actively manage exposures and construct portfolios with companies experiencing sustainable long-term earnings growth rates.

The portion of the Fund managed by Westfield outperformed the Fund’s market index benchmark, the Russell 2000® Growth Index, for the year ended August 31, 2014. The U.S. stock market posted double-digit gains during the trailing twelve-month period, reaching all-time highs in August. Its advance, however, was not uniform, with small capitalization stocks correcting sharply in March-April and again in July. Small cap valuations did become extended by the end of 2013. However, Westfield believes the performance divergence between small and large caps over the spring and summer was primarily due to investors assessing emerging geopolitical and macroeconomic risks and preferring the relative safety and liquidity of larger cap stocks. The outperformance was fairly broad-based, with seven economic sectors generating incremental gains. Investments within Health Care drove most of the upside. Westfield continues to carry a substantial overweight in the Health Care sector and favors high quality names within biotechnology and pharmaceuticals. They have also been increasingly enthusiastic about growth prospects within the Contract Research Organization segment of the life sciences tools industry. The Materials sector also contributed significantly to performance results. The portfolio’s active exposure to Materials increased during the period; however, this overweight is not an expression of an overly bullish macro viewpoint, it is built upon their analysis

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small-Cap Growth Funds Average.13

of stock-specific risk/reward opportunities. The Industrials sector was the only meaningful detractor from relative results, held back by stock-specific weakness within office services & supplies. Westfield was pleased that the Russell 2000® Growth Index of small capitalization stocks outperformed broad market benchmarks in August. There are good reasons for the strength of domestic equities. Most of the economic news in the United States is positive and this dynamic tends to favor smaller, U.S.-centric companies. As economic growth in the U.S. accelerates, Westfield feels comfortable that they can identify more appreciation potential in individual small cap stocks.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

SMALL CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Growth Index and the Lipper Small-Cap Growth investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2000 Growth Index***	Lipper Small-Cap Growth Funds Average***
Since inception (11/18/1991)	9.58%	7.79%	7.92%	10.18%
10 year	9.43	7.44	10.22	9.60
5 year	17.80	15.28	18.29	17.77
3 year	18.39	15.61	19.21	17.54
1 year	16.91	13.59	17.30	14.00

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
• Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

• NFJ Investment Group LLC (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

• Delaware Investments Fund Advisers (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous twelve months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase still will be considered to be securities of small capitalization companies for purpose of the investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2013, through August 31, 2014, the Sub-advisers for CGCM Small Capitalization Value Equity Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Investments Fund Advisers (“Delaware”).

The portion of the Fund managed by Rutabaga outperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2014. Sector allocation was a slight headwind as Rutabaga held exposure to the top two performing sectors, Energy and Health Care, and were overweight in the worst performing sector, Consumer Discretionary. The investment manager’s top three performing stocks benefitted from improving commodity prices (particularly, silicon prices), increasing construction activity, and a buy-out by a competitor for a reasonable premium. Only two stocks significantly underperformed during the twelve-month period, and in both cases, new management teams are in place with credible turnaround strategies. Rutabaga remains committed to finding companies that are neglected and attractively valued and that possess internal catalysts to grow their earnings faster than other investors are expecting.

The portion of the Fund managed by NFJ outperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2014. The twelve-month reporting period was a generally positive market environment, punctuated by three sharply negative months — January of 2014, April of 2014, and July of 2014 — and the U.S. Federal Reserve (“FED”) tapering quantitative easing. A hallmark of the NFJ investment process is downside protection and during those three down months, the strategy outperformed the Russell 2000® Value Index. The reporting period opened with investors braced for tighter U.S. monetary policy in the fall of 2013, followed by the realization of that policy shift toward the end of that year. The FED incrementally pulled back its monthly stimulus and closed out the reporting period with the purchase of $35 billion in agency mortgage-based and longer-term Treasury securities beginning in July. Within the benchmark, the more defensive Health Care and Utilities economic sectors, followed by Materials and Industrials names appreciated over the trailing one-year period. Laggards included Telecommunications Services stocks, the only sector to fall to a loss during the period, as well as the benchmark’s Consumer Staples and Consumer Discretionary companies. Strong absolute and relative performance was due to positive stock selection and sector allocation, albeit to a lesser degree. Issue selection was strongest in Consumer Staples and Energy, while stock picks lagged in the Consumer Discretionary and Information Technology sectors. The strategy’s overweight positions in Materials and Industrials, and underweight in Financials boosted returns. Conversely, an overweight in Consumer Staples dampened relative performance.

The portion of the Fund managed by Delaware outperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2014. Economic growth remained modest for the fifth consecutive year with gross domestic product (GDP) growth averaging between 2.0% – 2.5%, although the quarterly variation was wide. The continued modest growth rate enabled the FED to maintain an extremely accommodative monetary policy accompanied by very low interest rates. Corporate balance sheets remained in excellent shape and share

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small-Cap Value Funds Average.14

buybacks and increasing dividends continued at strong levels while merger and acquisition activity also increased. All of these appear to be indications that corporations are more confident in the economy and their ability to return excess capital to shareholders. With interest rates remaining very low and the FED continuing an extremely accommodative monetary policy, the equity markets enjoyed strong returns with most sectors within the small-cap value index having returns in excess of 15%.

From a performance standpoint, strong stock selection in the Capital Spending, Energy, and Technology sectors were major factors in outperforming on a relative basis, and offset the negative impact from underweighting Real Estate Investment Trusts (REITs). Individual stock selection contributed the majority of outperformance for the portfolio while sector allocations also had an overall positive impact on performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Value Index and the Lipper Small-Cap Value investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2000 Value Index***	Lipper Small-Cap Value Funds Average***
Since inception (11/18/1991)	11.05%	9.23%	11.98%	11.24%
10 year	11.41	9.38	8.43	9.12
5 year	17.95	15.42	15.74	16.47
3 year	20.05	17.23	18.78	19.08
1 year	20.17	16.76	18.10	19.30

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

International Equity Investments

ABOUT THE SUBADVISERS
• Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders’ “best ideas” portfolio blends both core and opportunistic holdings.

• Philadelphia International Advisors LP (“PIA”)
PIA utilizes a fundamental bottom-up process and quantitative screening in its approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

• OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA® — Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is index agnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

• Causeway Capital Management LLC (“Causeway”)

Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection.

For the period September 1, 2013, through August 31, 2014, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America Inc. (“Schroders”) and Philadelphia International Advisors LP (“PIA”), while OppenheimerFunds, Inc. (“OFI”) began on May 23, 2014 and Causeway Capital Management LLC (“Causeway”) began on August 20, 2014.

The portion of the Fund managed by Schroders outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2014. International equity markets were positive over the year, supported by low volatility and central bank accommodation. The modest recovery in the global economy continued to support solid cash flow generation and healthy earnings growth for most companies. Diverging growth within regions and central bank action were central themes. While the U.S. economic recovery prompted concerns about policy tightening, a slowing eurozone battling persistently low inflation prompted policy loosening in Europe. Geopolitical tension in the Ukraine and Middle East also dominated sentiment and affected energy prices. Stock selection was the main driver behind relative performance, particularly in the Health Care sector where Schroders’ positions in U.K. companies that were at the centre of intense merger and acquisition speculation were beneficial. Holdings in the Industrial sector also added to returns, especially in Canada. On a regional basis, Schroders’ stock selection within Japan was especially beneficial as a number of their positions overcame the market weakness related to the consumption tax increase in April. The rally in peripheral Europe hurt performance, as a result of a significant underweight allocation given a cautious view on risk, valuations and growth within that region. Schroders continues to pursue companies with strong business models that are also supported by longer-term secular growth trends. One example is an exposure to the growth in mobile services and internet connectivity, which remains in the early stages. Overall, Schroders remains focused on identifying companies with attractive growth in earnings that is underestimated by the market.

The portion of the Fund managed by PIA outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2014. Despite some geo-political tensions out of the Ukraine and Middle East, optimism in the global economic recovery, assurances from central bankers, and increased merger and acquisition activity helped push global equities higher during the period. All sectors posted positive returns for the period with the more defensive Health Care, Telecommunications, and Utilities leading the way. With the exception of Japan, which underperformed early in 2014 due to the consumption tax hike, all major non-U.S. regions posted double-digit returns for the period in U.S. dollar terms. The portfolio’s allocation to international small cap securities was the greatest driver of outperformance as stock selection was quite strong within Industrials, Financials, and Consumer Discretionary. Amongst larger capitalization holdings, stock selection in Materials and Health Care also positively impacted net returns. Stock selection within the Energy sector was the largest detractor as select holdings underperformed the market. The portfolio’s underweight to the Telecommunications sector also modestly weighed on relative returns. Regionally, strong selection in Japanese and Continental European holdings (namely within

Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industry-specific research responsibilities. Fundamental research is further organized into four research clusters: financials/materials, consumer/energy, industrials/manufacturing, and health care/technology. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and mid-capitalization non-U.S. developed market companies. Causeway can also invest in small-cap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/book ratio, low price/cash flow ratio and high dividend yield, but may also include out-of-favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

France, Sweden, Italy, and the Netherlands) generated positive gains while select emerging market stocks were a slight detraction.

Since inception encompassing the period May 23, 2014 through August 31, 2014, the portion of the Fund managed by OFI underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net). Economic instability in the world’s emerging markets and growing geopolitical tensions in Ukraine and the Middle East led to a choppy market environment during the period. Macroeconomic factors such as these tend to introduce market volatility, creating risk on/risk off market environments, which also tend to obscure fundamentals. The portfolio outperformed in Consumer Staples as a result of stock selection activities. The portfolio underperformed in the Industrials, Consumer Discretionary and Health Care sectors. Underperformance in the Industrials and Health Care sectors was largely attributable to stock selection, while Consumer Discretionary was due to stock selection and overweight sector exposure. The portfolio’s country and regional allocations are a rolled up reflection of the portfolio’s individual stock selections. That being said, the portfolio’s exposure to Germany outperformed in regards to relative stock selection and an underweight exposure. A relative overweight to Thailand also benefited results. The portfolio’s stock selection in Japan, Italy, France and Switzerland detracted from relative results, as well as overweights to Switzerland and France and an underweight to Japan. The period featured a combination of factors that did not favor the portfolio’s emphasis on high quality, durable, growth stocks. However, the portfolio’s managers have observed other periods where lower quality, more cyclically geared business models have made significant advances. They typically do not last long.

The following graph depicts the performance of International Equity Investments vs. the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net)5 and the Lipper International Large-Cap Core Funds Average.15

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

INTERNATIONAL EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Morgan Stanley Capital International Europe, Australasia,
Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE Index (Net)***	Lipper International Large-Cap Core Funds Average***
Since inception (11/18/1991)	5.79%	4.06%	6.03%	7.74%
10 year	6.42	4.49	7.01	7.10
5 year	7.83	5.52	8.21	7.73
3 year	8.74	6.19	11.36	10.37
1 year	11.45	8.29	16.43	15.58

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Emerging Markets Equity Investments

ABOUT THE SUB ADVISERS
• Vontobel Asset Management, Inc. (“Vontobel”)
Vontobel, is a global investment management firm dedicated exclusively to managing long-only global equity portfolios. Vontobel’s investment philosophy is based on a conviction that long-term, stable and superior earnings growth drives long-term investment returns and risk-adjusted outperformance. Vontobel practices a fundamental bottom-up approach that integrates elements of growth investing (growth and stability of earnings) with a strict valuation discipline in a longer term context.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and a relative growth strategy (“Growth Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. In the Growth Strategy, Lazard employs a relative growth investment philosophy that is based on value creation through a process of bottom-up stock selection. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. The percentage of the Fund’s assets allocated to Lazard is 33% to the Value Strategy and 33% to the Growth Strategy.

For the period September 1, 2013, through August 31, 2014, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were Vontobel Asset Management, Inc. (“Vontobel”) and Lazard Asset Management LLC (“Lazard”). Lazard manages two strategies for the Fund, an emerging markets equity value strategy (“Lazard Value Strategy”) and a developing markets equity strategy (“Lazard Growth Strategy”).

The portion of the Fund managed by Vontobel outperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2014. On a sector level, the Financials and Health Care sectors contributed positively to relative performance, supported by Vontobel’s stock selection within both sectors. The portfolio’s underweight exposure to the Information Technology sector and stock selection in Utilities were the leading detractors from performance for the period. Despite macro volatility this year, including Russia/Ukraine, a coup in Thailand, increasing troubles in the Middle East, etc., all major markets had positive returns. While Vontobel monitors these global risks as they can lead to oil price shocks, the asset manager continues to spend the majority of time focused on businesses, their growth prospects and specific risks. Vontobel remains excited about the earnings outlook for the companies held, and the portfolio is positioned to perform in a variety of market environments. Over a full market cycle, the team believes that the stocks held should perform regardless of ever present macro risks as emerging markets continue to develop, as innovations continue to come to market, and as consumers continue to strive to better their lives.

The Lazard Value Strategy outperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2014. Over the twelve-month period ended August 31, 2014, the MSCI Emerging Markets (EM) Index increased by almost 20% in U.S. dollar terms. All Asian markets rose during the twelve-month period. Apart from Chile, where volatile copper prices hurt the currency, all Latin American equity markets recorded gains. Outside of Russia, the only eastern European market to perform poorly was Hungary. Strong stock selection in the Financial sector contributed to the outperformance. From a regional perspective, strong stock selection within South Korea and Brazil as well as an overweight exposure to Brazil benefited, while stock selection in South Africa, an overweight exposure to Russia, and an underweight exposure to India detracted from performance.

The Lazard Growth Strategy underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2014. Stock selection in the Consumer Discretionary and Financials sector benefited, while stock selection in the Energy, Information Technology, and Industrials sectors hurt performance. An underweight exposure to the Consumer Staples and Telecommunication services sectors as well as an overweight exposure to the Health Care sector added value. However, an underweight exposure to the Information Technology sector hurt performance. From a regional perspective, stock selection in Taiwan, India, Indonesia, and Colombia helped performance while stock selection in Brazil, Russia, and China detracted value. An underweight exposure to Chile and Malaysia and an overweight exposure to India added value. In contrast, an

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index (Net)6 and the Lipper Emerging Markets Funds Average.16

underweight exposure to South Africa as well as an overweight exposure to Russia hurt performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

EMERGING MARKETS EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)***	Lipper Emerging Markets Funds Average***
Since inception (4/20/1994)	5.48%	3.74%	N/A	6.62%
10 year	10.53	8.52	12.16%	11.21
5 year	6.52	4.24	7.90	7.47
3 year	2.65	0.24	4.35	4.07
1 year	19.97	16.57	19.98	18.93

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Core Fixed Income Investments

ABOUT THE SUBADVISERS
• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within Investment grade fixed income sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

• Western Asset Management Company (“Western”)
Western emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

For the period September 1, 2013, through August 31, 2014, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“Western”) and Metropolitan West Asset Management LLC (“MetWest”).

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2014. During the period, low volatility and tight spread levels in the fixed income markets led BlackRock to utilize interest rate and yield curve positioning as the primary drivers of alpha generation (excess returns versus the benchmark). BlackRock opportunistically employed yield curve steepening and flattening strategies during the fiscal year and performance was primarily augmented by the flattening trades as the long end of the yield curve significantly outperformed the short and intermediate ends of the curve. Security selection in corporate bonds also meaningfully contributed to relative outperformance. A strategy of rotating in and out of high beta credit, in addition to, participation in the Verizon debt offering both proved to be beneficial to returns. Moreover, an overweight to securitized sectors, particularly commercial mortgage backed securities (“CMBS”), supplemented returns as investors’ appetite for yield drove spreads in these sectors to tighten. Detracting from relative performance was the portfolio’s allocation to corporate bonds. Throughout the period, an underweight to corporates was maintained which dragged on returns as corporate spreads tightened in-line with other spread sectors.

The portion of the Fund managed by PIMCO underperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2014. An average underweight to U.S. duration detracted from performance as rates fell across the curve. Additionally, a short to the long-end of the curve was negative for performance as long-end rates outperformed short and intermediate rates. Exposure to European peripheral duration, namely Spanish and Italian rates, was positive for performance as yields fell in these countries. An underweight to investment grade credit detracted from returns, as the sector outperformed Treasury securities of similar duration; this was partially offset by positive security selection of bonds issued by financial companies. An overall underweight to Agency mortgage-backed securities (“MBS”) detracted for performance as the sector outperformed like-duration Treasuries during the period. Additionally, an out-of-index allocation to non-Agency mortgages contributed to returns as the sector outperformed on positive supply technicals. A tactical allocation to high yield credit was positive for performance as investor sought higher yielding assets. The New Neutral reflects global aggregate demand that is still insufficient to absorb bountiful aggregate supply, five years after the financial crisis and despite extraordinary monetary policies. While PIMCO anticipates an upward path for interest rates, the market (and the U.S. Federal Reserve’s (“FED”)) expectations for future interest rates are likely too aggressive. PIMCO strategies will emphasize diverse sources of potential return, beyond traditional interest rate duration.

The portion of the Fund managed by Western outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2014. The economic environment over the period can be characterized as one of sluggish but continued growth given the tepid economic recovery. Unemployment moved closer to the FED’s target over the period and inflation showed signs of picking up in the middle of 2014. This type of slow growth environment is, nonetheless, generally supportive of spread product. Holdings of non-agency mortgage backed securities added to performance due to the combination of price improvements, continued coupon payments and principal paydowns as investors continued to seek this higher yielding, low duration sector. Exposure to agency mortgages was also additive over the year. Tactical duration positioning moderately benefited as a sustained broad-based increase in yields, which the market generally expected, failed to materialize. An emphasis on longer-dated yields generated positive results as the yield curve tended to flatten. Holdings of investment grade credit were rewarded as spreads ground tighter over the period. High yield bonds also benefited as yield-seeking investors helped push sector prices higher. Despite some volatility in early 2014, emerging market bonds produced positive performance over the twelve months. Non-U.S. developed market bonds also contributed as did short exposures to the Japanese yen and to the Euro as these currencies fell versus the U.S. Dollar.

The portion of the Fund managed by MetWest outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2014. Outperformance was driven by sector allocation and security selection via extensive bottom-up analysis. The portfolio remained underweight in U.S. Treasuries in favor of fixed income spread sectors that outpaced comparable Treasuries on a duration-adjusted basis. Non-agency residential mortgage-backed securities (“RMBS”) were significant drivers of outperformance, as fundamentals continued to improve and home prices edged higher. An allocation to commercial MBS also contributed to outperformance as the sector benefited from rising real estate prices. Despite the relative underweight position in outperforming investment grade corporates, issue selection among banking, Real Estate Investment Trusts, insurance, and electric credits was additive as the Financial and Utility sectors tightened by 43 and 40 basis points, respectively. Certain Industrial credits backed by tangible assets such as airline Enhanced Equipment Trust Certificates also contributed to outperformance despite a relative underweight to Industrials. A small allocation to high yield corporates also contributed on the margin as the sector was one of the best performing in the fixed income universe during this period. Duration in the portfolio was maintained at approximately one-year short of the Barclays Capital Bond Index which detracted from returns as U.S. Treasury rates fell.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Core Bond Funds Average.17

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

CORE FIXED INCOME INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Aggregate BondTM Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Aggregate Bond Index***	Lipper Core Bond Funds Average***
Since inception (11/18/1991)	5.84%	4.11%	6.15%	6.00%
10 year	5.39	3.48	4.72	4.35
5 year	5.74	3.48	4.48	5.13
3 year	4.05	1.61	2.91	3.48
1 year	6.10	3.09	5.66	6.12

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

High Yield Investments

ABOUT THE SUBADVISERS
• PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sectors and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period September 1, 2013, through August 31, 2014, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management. Company (“Western”).

The portion of the Fund managed by PENN Capital slightly underperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ended August 31, 2014. Going into this past year PENN Capital’s expectation and outlook was for “coupon-like” returns. Performance has so far exceeded that expectation, as the U.S. Federal Reserve (“FED”) and capital markets have remained accommodating to the sector. Primary drivers of performance were an overweight to Energy and credit selection with continued positive data points on U.S. Shale plays, an overweight to Media where there is consolidation in the sector and favorable industry fundamentals, good security selection in CCC credit within the bucket, including a number of distressed situations where investors are being compensated in lower segments of the market, and good security selection in Gaming which saw success in small regional credits but avoiding a large leverage buy out as the sector continues to struggle to grow into its capital structure. Detractors were an underweight to Financial Services and a shorter duration bias, which included no exposure to long-dated European bank paper which rallied with sovereign yields.

The portion of the Fund managed by Western outperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ended August 31, 2014. Quality positioning was marginally additive for the period. An overweight to the best performing ratings segment of the market, CCCs also benefitted results. Though CCCs are at the riskier end of the spectrum, Western believed that CCCs would perform well based on a belief that default rates would remain below the long term average given strong fundamentals, conservative management teams and a minimal amount of near term maturities. At the same time, Western was underweight BB-rated issues, which outperformed broad high yield market due to their greater sensitivity to interest rate changes than their B and CCC counterparts. Sector allocations negatively impacted relative returns. Western was underweight a number of outperforming sectors, including Technology, the top performing sector, and Communications. Additionally, an overweight to Transportation, lagged. Western did however, maintain an overweight to the outperforming Energy sector and an underweight to the bottom performing Consumer Cyclical sector. Issue selection added to outperformance for the year. A wireless provider, packaging company, and electric utility all outperformed and boosted performance. Exposure to a few underperforming issuers detracted.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital U.S. Corporate High-Yield Index8 and the Lipper High Yield Funds Average.18

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

HIGH YIELD INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Corporate High-Yield Index and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Corporate High Yield Index***	Lipper High Yield Funds Average***
Since inception 7/13/1998	5.12%	3.35%	7.12%	5.94%
10 year	7.67	5.72	8.72	7.33
5 year	11.67	9.29	12.28	10.95
3 year	9.78	7.22	10.64	9.56
1 year	9.75	6.65	10.58	9.27

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

International Fixed Income Investments

ABOUT THE SUBADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark market index.

For the period September 1, 2013, through August 31, 2014, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”). PIMCO manages a developed market Fixed Income strategy (“PIMCO DM Strategy”) and an emerging market debt strategy (“PIMCO EMD Strategy”) for the Fund.

The PIMCO DM Strategy outperformed the Citigroup Non-USD WGBI (USD) Hedged on a gross total return basis for the year ended August 31, 2014. Exposure to U.S. duration during the period was positive for performance as U.S. rates fell across the curve. Non-U.S. duration positioning was negative for performance driven by an underweight to core European rates which fell over the year. Additionally, an underweight to U.K. duration detracted from returns as rates fell in this region as well. Modest exposure to Agency mortgage-backed securities (“MBS”) contributed to performance as the sector outperformed like-duration Treasuries due to positive supply technicals. Out-of-benchmark positions within investment grade and high yield credit contributed to performance as these sectors outperformed as investors sought higher yielding assets. An allocation to non-Agency MBS was positive for performance as these securities benefitted from the ongoing housing recovery and strong demand. Lastly, holdings of municipal bonds and emerging market quasi-sovereign debt contributed to performance. PIMCO expects steady, though moderated global growth over the next year as the global economy continues on the path of a steady — albeit moderate and multi-speed — recovery. The consistent rise in asset prices in combination with fading near-term fiscal uncertainties will drive global aggregate demand growth forward, adding stability to the global recovery. And yet, growth trends will continue to diverge across countries and regions. As trends continue to diverge, PIMCO will seek to capitalize on country differentiation and emphasize diverse sources of potential return.

The PIMCO EMD Strategy also outperformed in the year ended August 31, 2014. The portfolio’s overweight to Latin American duration, especially Mexico, was positive for performance as the central bank cut rates and yields fell alongside global yields. An underweight to Turkish rates contributed to performance as the central bank hiked rates in order to stem currency outflows and correct imbalances. Less exposure to Hungarian rates detracted from returns as the central bank embarked on a rate cutting cycle. Lastly, an overweight to the Brazilian real benefited performance as the real appreciated versus the U.S. dollar. PIMCO remains optimistic about global growth in 2014; optimistic that self-reinforcing dynamics in U.S. and Europe will support expansion, while growth in the U.S. and China will underpin stability in Emerging Markets (“EM”). PIMCO expects country and corporate differentiation to figure prominently across EM given different initial conditions and idiosyncratic stresses. While generally constructive on EM assets, elevated volatility may persist amid geopolitical events, changes in developed market central bank policies, and developments relating to the Chinese economy.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Non-USD World Government Bond Index (USD) — Hedged,9 and Lipper International Income Funds Average.19

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014
INTERNATIONAL FIXED INCOME INVESTMENTS

Comparison of $10,000 and (Hedge and C.P. group) Investment in the Portfolio with the Citigroup

Non-USD World Government Bond Index (USD) Hedged, and the Lipper International Income investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup Non-USD WGBI (USD) Hedged***	Lipper International Income Funds Average***
Since inception (11/18/1991)	6.17%	4.43%	6.42%	6.24%
10 year	4.88	2.98	4.67	5.26
5 year	5.65	3.38	4.12	4.32
3 year	4.63	2.17	4.99	1.76
1 year	7.36	4.31	7.85	7.81

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Municipal Bond Investments

ABOUT THE SUBADVISER
• McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate relative risk. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period September 1, 2013, through August 31, 2014, the Sub-adviser for CGCM Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

The Fund managed by McDonnell trailed the Fund’s market index benchmark, the Barclays Capital U.S. Municipal Bond Index, for the year ended August 31, 2014. Markets staged an about-face as the higher rates brought on by last year’s ‘taper-tantrum’ enticed fixed-income investors back into the market. Domestic bond markets rallied sharply and yield curves flattened significantly amid a persistent reach for yield on the part of investors. The reach for yield has been a global phenomenon and domestically, the appetite for income has targeted a shrinking bond market. Of the major fixed income market sectors, only the corporate market has experienced robust issuance. The U.S. bond market in aggregate, is on pace to register its lowest annual issuance total in the last ten years. Amid the clamor for yield, municipals and most major taxable spread sectors strongly outperformed Treasuries across the yield curve.

For the period, AAA municipal yields declined by nearly 90 basis points in the 10-year area and 140 basis points on the long-end of the curve. Retail mutual fund redemptions, which were an important negative influence on market performance last year, stopped and steady inflows returned for much of the past year. Quality spreads tightened, with lower quality bonds outperforming higher quality bonds amid the stretch for yield. Most state and local issuers continued to experience improving credit fundamentals, as the economic recovery bolstered tax receipts and a recovering housing market helped revive property valuations. Some issuers however, continue to struggle with higher leverage and weaker regional economic prospects. In addition to a strengthening of demand, supply continued to constrict as state and local issuers scaled back issuance for the second consecutive year despite sharply lower rates. Supply constrained conditions have been a supportive market factor throughout the past year.

On the central bank front, Ben Bernanke passed the baton to new U.S. Federal Reserve (“FED”) Chairwoman, Janet Yellen. Some analysts are now expecting an imminent shift away from accommodation towards tightening, but with inflation still below the FED target, near-deflationary conditions in Europe, and disappointing wage growth domestically, FED policy is expected to focus on expanding and extending the recovery going forward. The FED is expected to conclude its last round of quantitative easing this year, and begin to transition to a less accommodative rate posture, perhaps in 2015, if inflation remains near its 2% target and labor market conditions continue to improve. If growth falters, or geopolitical developments worsen, a change in policy may be forestalled until 2016.

As we approach the interregnum between ultra-accommodative monetary policy and an eventual shift toward policy ‘normalization’, the critical issue facing investors will be how will interest rate markets react, and how will higher risk asset markets react? And how will relative valuation metrics evolve? It is worth noting that risk markets, notably equity and high yield markets, have been the biggest beneficiaries of quantitative easing to date. It will also be of critical importance to evaluate the potential ramifications to global economic growth as the market is weaned off extraordinary monetary accommodation.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital U.S. Municipal Bond Index10 and the Lipper General & Insured Municipal Debt Funds Average.20

McDonnell is relatively sanguine on the outlook for fixed-income. They do not see the current dynamic changing over the near-term. The market continues to be well-bid with not enough supply. Appetite for spread product exceeds available supply. McDonnell does not expect to see sharply higher rates anytime on the near term horizon. Lack of sufficient supply and strong demand for incremental yield has stood the bond market in relatively good stead following last year’s retreat. McDonnell expects a relatively benign environment over the near term.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2014

MUNICIPAL BOND INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclay's Capital U.S. Municipal Bond Index***	Lipper General & Insured Municipal Debt Funds Average***
Since inception (11/18/1991)	5.05%	3.33%	5.87%	5.35%
10 year	4.07	2.18	4.77	4.08
5 year	4.62	2.38	5.39	5.61
3 year	3.98	1.55	4.88	5.46
1 year	9.24	6.15	10.14	11.14

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

Money Market Investments

ABOUT THE SUBADVISER
• The Dreyfus Corporation (“Dreyfus”)
Dreyfus’ approach to managing money market funds is to seek current yields consistent with the preservation of principal and the maintenance of liquidity. Dreyfus invests in a diversified portfolio of high quality, short-term debt securities with maturities of 397 days or less. The Fund is positioned based on Dreyfus’ view of the economy, yield curve analysis, anticipated changes in monetary policy, and the future path of interest rates.

For the period of September 1, 2013, through August 31, 2014, the Sub-adviser for CGCM Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The Fund managed by Dreyfus maintained a goal of maximum current income consistent with the maintenance of liquidity and preservation of capital. Dreyfus intends to follow a long-held conservative credit philosophy. As such, the Fund is structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers.

Economic activity in the U.S. continues to exhibit moderate strength. Second quarter GDP rebounded to a larger than expected gain of 4.2% following the 2.1% fall seen during the first quarter of the year. Monthly employment gains have remained above 200,000 although the unemployment rate ticked up to 6.2% in July as some previously discouraged workers rejoined the labor pool. Housing and auto sales have also remained firm reflecting confidence on the part of consumers

Following its July 30th meeting, the U.S. Federal Reserve (“FED”), announced that it would continue to wind down its bond purchase program. At the same time, the FED indicated that it would look at a range of labor market indicators in assessing the underlying condition of the labor market. This will give the FED a broader view in conducting monetary policy instead of a narrow focus on the unemployment rate itself. While any move to raise the federal funds rate is unlikely for the remainder of this year, there have been numerous comments from various FED officials that a rate increase could come sooner than the markets currently believe.

MONEY MARKET INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2014†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	90-day Treasury Bill Index***	Lipper Money Market Funds Average***
Since inception (11/18/1991)	2.73%	1.04%	2.76%	2.71%
10 year	1.54	(0.32)	1.46	1.39
5 year	0.18	(1.97)	0.08	0.02
3 year	0.01	(2.34)	0.06	0.01
1 year	0.00	(2.83)	0.04	0.01

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

See pages 27 through 29 for all footnotes.

FOOTNOTES

†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*

The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 3.00%, depending on the particular program in which you invest.

**

Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5.

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7.

The Barclays Capital U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8.

The Barclays Capital U.S. Corporate High-Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.

The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10.

The Barclays Capital U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11.

The Lipper Large-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

12.

The Lipper Large-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have below-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

13.

The Lipper Small-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

14.

The Lipper Small-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have below-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

15.

The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

16.

The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

17.

The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

18.

The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

19.

The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

20.

The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 3.00% depending on the particular program through which you invest; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2014 and held for the six months ended August 31, 2014.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)		Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Capitalization Growth Investments	3.31%		$1,000.00	$1,033.10	0.66%	$3.39
Large Capitalization Value Equity Investments	9.28%		1,000.00	1,092.80	0.66%	3.47
Small Capitalization Growth Investments	-5.31%		1,000.00	946.90	0.89%	4.37
Small Capitalization Value Equity Investments	3.80%		1,000.00	1,038.00	0.88%	4.54
International Equity Investments	-0.66%		1,000.00	993.40	0.76%	3.81
Emerging Markets Equity Investments	16.41%		1,000.00	1,164.10	0.93%	5.08
Core Fixed Income Investments	2.78%		1,000.00	1,027.80	0.51%	2.58
High Yield Investments	2.62%		1,000.00	1,026.20	0.76%	3.86
International Fixed Income Investments	4.69%		1,000.00	1,046.90	0.71%	3.67
Municipal Bond Investments	3.69%		1,000.00	1,036.90	0.58%	2.97
Money Market Investments	0.00	%(5)	1,000.00	1,000.00	0.12%	0.61

(1)	For the six months ended August 31, 2014.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 3.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).
(5)	CGAS, a business of MSSBH, voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Capitalization Growth Investments	5.00%	$1,000.00	$1,025.17	0.66%	$3.37
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,025.17	0.66%	3.36
Small Capitalization Growth Investments	5.00%	1,000.00	1,025.16	0.89%	4.55
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,025.16	0.88%	4.51
International Equity Investments	5.00%	1,000.00	1,025.17	0.76%	3.87
Emerging Markets Equity Investments	5.00%	1,000.00	1,025.16	0.93%	4.75
Core Fixed Income Investments	5.00%	1,000.00	1,025.18	0.51%	2.58
High Yield Investments	5.00%	1,000.00	1,025.17	0.76%	3.86
International Fixed Income Investments	5.00%	1,000.00	1,025.17	0.71%	3.63
Municipal Bond Investments	5.00%	1,000.00	1,025.18	0.58%	2.95
Money Market Investments	5.00%	1,000.00	1,025.20	0.12%	0.62

(1)	For the six months ended August 31, 2014.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2014

Large Capitalization Growth Investments

Shares/Units	Security	Value
COMMON STOCKS — 97.4%
CONSUMER DISCRETIONARY — 18.3%
Auto Components — 0.8%
166,280	Delphi Automotive PLC	$11,569,762
33,330	TRW Automotive Holdings Corp.*	3,209,346

	Total Auto Components	14,779,108

Automobiles — 0.1%
17,980	Harley-Davidson Inc.	1,142,808

Distributors — 0.1%
81,750	LKQ Corp.*	2,321,700

Diversified Consumer Services — 0.1%
34,070	Bright Horizons Family Solutions Inc.*	1,385,627

Hotels, Restaurants & Leisure — 2.1%
14,820	Chipotle Mexican Grill Inc., Class A Shares*	10,057,593
30,360	Dunkin’ Brands Group Inc.	1,321,874
119,400	Las Vegas Sands Corp.	7,941,294
72,000	MGM Resorts International*	1,761,840
77,700	Starbucks Corp.	6,045,837
28,890	Starwood Hotels & Resorts Worldwide Inc.	2,442,361
104,800	Yum! Brands Inc.	7,590,664

	Total Hotels, Restaurants & Leisure	37,161,463

Household Durables — 0.1%
15,000	Harman International Industries Inc.	1,726,200

Internet & Catalog Retail — 5.1%
40,800	Amazon.com Inc.*	13,832,832
753,225	Liberty Interactive Corp., Class A Shares*	22,235,202
20,780	NetFlix Inc.*	9,925,359
35,815	Priceline Group Inc. (The)*	44,564,963

	Total Internet & Catalog Retail	90,558,356

Media — 4.8%
265,530	Comcast Corp., Class A Shares	14,532,457
87,461	Discovery Communications Inc., Class A Shares*	3,823,795
280,520	Discovery Communications Inc., Class C Shares*	12,053,944
53,720	Imax Corp. (a)*	1,489,119
325,800	Liberty Global PLC, Class C Shares*	13,660,794
112,100	Time Warner Inc.	8,635,063
587,000	Twenty-First Century Fox Inc., Class A Shares	20,791,540
122,540	Walt Disney Co. (The)	11,013,895

	Total Media	86,000,607

Specialty Retail — 3.2%
14,640	Advance Auto Parts Inc.	1,997,189
30,400	DSW Inc., Class A Shares	940,576
123,300	Home Depot Inc. (The)	11,528,550
305,600	L Brands Inc.	19,512,560
11,900	O’Reilly Automotive Inc.*	1,856,162
276,050	Sally Beauty Holdings Inc.*	7,696,274
13,020	Tiffany & Co.	1,314,239
206,335	TJX Cos., Inc. (The)	12,299,629

	Total Specialty Retail	57,145,179

Textiles, Apparel & Luxury Goods — 1.9%
277,450	NIKE Inc., Class B Shares	21,793,698

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 18.3% — (continued)
Textiles, Apparel & Luxury Goods — 1.9% — (continued)
176,620	V.F. Corp.	$11,324,874

	Total Textiles, Apparel & Luxury Goods	33,118,572

	TOTAL CONSUMER DISCRETIONARY	325,339,620

CONSUMER STAPLES — 4.4%
Beverages — 1.1%
21,835	Brown-Forman Corp., Class B Shares	2,023,231
191,300	Constellation Brands Inc., Class A Shares*	16,660,317

	Total Beverages	18,683,548

Food & Staples Retailing — 1.9%
86,350	Costco Wholesale Corp.	10,455,258
382,725	Walgreen Co.	23,162,517

	Total Food & Staples Retailing	33,617,775

Food Products — 0.9%
104,256	Hershey Co. (The)	9,531,084
10,600	Mead Johnson Nutrition Co., Class A Shares	1,013,360
162,965	Mondelez International Inc., Class A Shares	5,897,703

	Total Food Products	16,442,147

Personal Products — 0.5%
116,550	Estee Lauder Cos., Inc. (The), Class A Shares	8,954,537

	TOTAL CONSUMER STAPLES	77,698,007

ENERGY — 7.8%
Energy Equipment & Services — 2.1%
31,210	Cameron International Corp.*	2,319,839
329,500	Halliburton Co.	22,277,495
146,530	National Oilwell Varco Inc.	12,664,588

	Total Energy Equipment & Services	37,261,922

Oil, Gas & Consumable Fuels — 5.7%
96,200	Antero Resources Corp.*	5,565,170
69,020	Cabot Oil & Gas Corp.	2,314,931
48,730	Carrizo Oil & Gas Inc.*	3,056,346
16,500	Concho Resources Inc.*	2,343,660
19,280	Continental Resources Inc.(a)*	3,109,671
242,150	EOG Resources Inc.	26,607,442
58,000	EP Energy Corp., Class A Shares(a)*	1,121,140
259,700	Kinder Morgan Inc.(a)	10,455,522
40,200	Pioneer Natural Resources Co.	8,387,730
206,560	SandRidge Energy Inc.(a)*	1,082,374
230,000	Suncor Energy Inc.	9,450,700
173,190	Valero Energy Corp.	9,376,507
309,100	Williams Cos., Inc. (The)	18,372,904

	Total Oil, Gas & Consumable Fuels	101,244,097

	TOTAL ENERGY	138,506,019

FINANCIALS — 6.1%
Banks — 1.2%
163,800	First Republic Bank	8,009,820
166,060	JPMorgan Chase & Co.	9,872,267
17,870	Signature Bank*	2,116,880
13,723	SVB Financial Group*	1,527,644

	Total Banks	21,526,611

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
FINANCIALS — 6.1% — (continued)
Capital Markets — 1.3%
48,300	Affiliated Managers Group Inc.*	$10,198,545
66,210	E*Trade Financial Corp.*	1,473,835
45,650	Raymond James Financial Inc.	2,494,316
119,220	State Street Corp.	8,587,416
55,100	WisdomTree Investments Inc.(a)*	651,833

	Total Capital Markets	23,405,945

Consumer Finance — 0.6%
118,100	American Express Co.	10,575,855

Diversified Financial Services — 1.3%
121,675	Intercontinental Exchange Inc.	22,996,575

Insurance — 0.3%
27,130	Allied World Assurance Co. Holdings AG	1,003,539
30,700	Aon PLC	2,675,812
34,100	Arthur J. Gallagher & Co.	1,610,543

	Total Insurance	5,289,894

Real Estate Investment Trusts (REITs) — 1.4%
309,000	Crown Castle International Corp.	24,568,590

	TOTAL FINANCIALS	108,363,470

HEALTH CARE — 16.4%
Biotechnology — 4.8%
59,000	Alkermes PLC*	2,639,070
28,000	Biogen Idec Inc.*	9,605,120
752,574	Celgene Corp.*	71,509,581
37,030	Incyte Corp. Ltd.*	2,007,026

	Total Biotechnology	85,760,797

Health Care Equipment & Supplies — 0.9%
96,280	Cooper Cos., Inc. (The)	15,696,528

Health Care Providers & Services — 1.6%
144,029	Cardinal Health Inc.	10,614,937
26,400	Centene Corp.*	2,062,632
12,800	Humana Inc.	1,647,872
57,900	McKesson Corp.	11,292,237
38,750	MEDNAX Inc.*	2,218,438

	Total Health Care Providers & Services	27,836,116

Health Care Technology — 0.1%
72,000	Allscripts Healthcare Solutions Inc.*	1,063,800
18,000	Cerner Corp.*	1,037,880

	Total Health Care Technology	2,101,680

Life Sciences Tools & Services — 1.1%
13,270	Covance Inc.*	1,100,083
14,610	Illumina Inc.*	2,620,450
138,700	Thermo Fisher Scientific Inc.	16,673,127

	Total Life Sciences Tools & Services	20,393,660

Pharmaceuticals — 7.9%
480,980	AbbVie Inc.	26,588,574
73,130	Actavis PLC*	16,599,047
165,625	Allergan Inc.	27,109,500
149,250	Endo International PLC*	9,508,718

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
HEALTH CARE — 16.4% — (continued)
Pharmaceuticals — 7.9% — (continued)
77,315	Jazz Pharmaceuticals PLC*	$12,596,160
34,700	Mylan Inc.*	1,686,420
337,550	Novo Nordisk AS, ADR	15,513,798
91,528	Perrigo Co. PLC	13,613,875
323,800	Teva Pharmaceutical Industries Ltd., ADR	17,005,976

	Total Pharmaceuticals	140,222,068

	TOTAL HEALTH CARE	292,010,849

INDUSTRIALS — 9.3%
Aerospace & Defense — 1.7%
37,640	B/E Aerospace Inc.*	3,189,614
82,943	Precision Castparts Corp.	20,243,069
67,475	United Technologies Corp.	7,285,950

	Total Aerospace & Defense	30,718,633

Airlines — 0.7%
74,200	American Airlines Group Inc.	2,887,122
180,900	Delta Air Lines Inc.	7,160,022
33,900	Spirit Airlines Inc.*	2,386,221

	Total Airlines	12,433,365

Commercial Services & Supplies — 0.9%
43,000	Copart Inc.*	1,480,490
40,800	KAR Auction Services Inc.	1,230,528
8,840	Stericycle Inc.*	1,050,634
273,910	Tyco International Ltd.	12,221,864

	Total Commercial Services & Supplies	15,983,516

Construction & Engineering — 0.1%
29,730	Jacobs Engineering Group Inc.*	1,602,744
40,500	MasTec Inc.*	1,235,250

	Total Construction & Engineering	2,837,994

Electrical Equipment — 0.6%
196,970	AMETEK Inc.	10,427,592

Industrial Conglomerates — 0.5%
110,620	Danaher Corp.	8,474,598

Machinery — 2.5%
95,550	Caterpillar Inc.	10,421,638
65,900	Cummins Inc.	9,562,749
189,240	Ingersoll-Rand PLC	11,392,248
111,920	PACCAR Inc.	7,029,695
14,280	Pall Corp.	1,204,804
27,050	Pentair PLC	1,841,294
31,480	Wabtec Corp.	2,624,173

	Total Machinery	44,076,601

Marine — 0.2%
28,140	Kirby Corp.*	3,356,821

Professional Services — 0.7%
29,790	IHS Inc., Class A Shares*	4,244,181
168,020	Nielsen NV	7,895,260

	Total Professional Services	12,139,441

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
INDUSTRIALS — 9.3% — (continued)
Road & Rail — 1.3%
51,200	Canadian Pacific Railway Ltd.	$10,270,720
318,360	CSX Corp.	9,840,508
24,250	Genesee & Wyoming Inc., Class A Shares*	2,384,502
21,910	J.B. Hunt Transport Services Inc.	1,655,300

	Total Road & Rail	24,151,030

Trading Companies & Distributors — 0.1%
18,780	WESCO International Inc.(a)*	1,577,332

	TOTAL INDUSTRIALS	166,176,923

INFORMATION TECHNOLOGY — 30.0%
Communications Equipment — 1.9%
439,040	QUALCOMM Inc.	33,410,944

Electronic Equipment, Instruments & Components — 0.7%
28,170	Amphenol Corp., Class A Shares	2,901,792
148,300	TE Connectivity Ltd.	9,295,444

	Total Electronic Equipment, Instruments & Components	12,197,236

Internet Software & Services — 9.5%
27,790	Akamai Technologies Inc.*	1,679,072
58,950	Baidu Inc., ADR*	12,645,954
424,775	eBay Inc.*	23,575,012
83,400	Equinix Inc.*	18,202,884
402,090	Facebook Inc., Class A Shares*	30,084,374
70,558	Google Inc., Class A Shares*	41,090,157
62,033	Google Inc., Class C Shares*	35,458,063
93,255	Yelp Inc., Class A Shares(a)*	7,686,077

	Total Internet Software & Services	170,421,593

IT Services — 6.0%
10,640	Alliance Data Systems Corp.*	2,815,770
22,770	Gartner Inc.*	1,698,414
29,350	Global Payments Inc.	2,134,332
40,455	International Business Machines Corp.	7,779,496
24,460	Jack Henry & Associates Inc.	1,414,033
340,825	MasterCard Inc., Class A Shares	25,837,943
252,100	Vantiv Inc., Class A Shares*	7,885,688
97,188	VeriFone Systems Inc.*	3,393,805
247,105	Visa Inc., Class A Shares	52,514,755
13,620	WEX Inc.*	1,547,913

	Total IT Services	107,022,149

Semiconductors & Semiconductor Equipment — 1.0%
34,600	Avago Technologies Ltd., Class A Shares	2,840,314
139,410	Lam Research Corp.	10,024,973
63,750	NXP Semiconductor NV*	4,368,150
17,920	Xilinx Inc.	757,120

	Total Semiconductors & Semiconductor Equipment	17,990,557

Software — 6.7%
342,775	Adobe Systems Inc.*	24,645,522
166,400	Cadence Design Systems Inc.*	2,935,296
99,300	Electronic Arts Inc.*	3,757,512
58,800	Fortinet Inc.*	1,517,628
194,250	Intuit Inc.	16,157,715

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 30.0% — (continued)
Software — 6.7% — (continued)
685,875	Microsoft Corp.	$31,159,301
277,660	Oracle Corp.	11,531,220
377,140	Salesforce.com Inc.*	22,285,203
74,800	ServiceNow Inc.*	4,572,524
151,500	Zynga Inc., Class A Shares*	438,592

	Total Software	119,000,513

Technology Hardware, Storage & Peripherals — 4.2%
605,045	Apple Inc.	62,017,113
320,810	EMC Corp.	9,473,519
32,100	SanDisk Corp.	3,144,516

	Total Technology Hardware, Storage & Peripherals	74,635,148

	TOTAL INFORMATION TECHNOLOGY	534,678,140

MATERIALS — 3.7%
Chemicals — 3.5%
143,320	Celanese Corp., Series A, Class A Shares	8,963,233
17,420	Cytec Industries Inc.	1,794,957
150,523	FMC Corp.	9,955,591
191,310	Monsanto Co.	22,125,001
46,250	PPG Industries Inc.	9,521,025
6,610	Sherwin-Williams Co. (The)	1,441,707
109,450	Syngenta AG, ADR(a)	7,892,440

	Total Chemicals	61,693,954

Construction Materials — 0.2%
33,800	Eagle Materials Inc.	3,444,558

	TOTAL MATERIALS	65,138,512

TELECOMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 0.6%
44,530	Cogent Communications Holdings Inc.	1,543,410
207,200	Verizon Communications Inc.	10,322,704

	Total Diversified Telecommunication Services	11,866,114

Wireless Telecommunication Services — 0.8%
125,102	SBA Communications Corp., Class A Shares*	13,797,499

	TOTAL TELECOMMUNICATION SERVICES	25,663,613

	TOTAL COMMON STOCKS (Cost — $1,145,316,576)	1,733,575,153

Face Amount
SHORT-TERM INVESTMENTS (b) — 4.1%
MONEY MARKET FUND — 1.5%
$27,461,626	Invesco STIT — Government & Agency Portfolio(c) (Cost — $27,461,626)	27,461,626

TIME DEPOSITS — 2.6%
8,089,014	Banco Santander SA — Frankfurt, 0.030% due 9/2/14	8,089,014
4,095,816	DNB ASA — Oslo, 0.030% due 9/2/14	4,095,816
1,720,168	JPMorgan Chase & Co. — Nassau, 0.030% due 9/2/14	1,720,168

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Face Amount	Security	Value
TIME DEPOSITS — 2.6% — (continued)
$32,282,238	Wells Fargo — Grand Cayman, 0.030% due 9/2/14	$32,282,238

	TOTAL TIME DEPOSITS (Cost — $46,187,236)	46,187,236

	TOTAL SHORT-TERM INVESTMENTS (Cost — $73,648,862)	73,648,862

	TOTAL INVESTMENTS — 101.5% (Cost — $1,218,965,438#)	1,807,224,015

	Liabilities in Excess of Other Assets — (1.5)%	(27,186,347)

	TOTAL NET ASSETS — 100.0%	$1,780,037,668

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.6%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,232,802,212.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Information Technology	29.6%
Consumer Discretionary	18.0
Health Care	16.2
Industrials	9.2
Energy	7.7
Financials	6.0
Consumer Staples	4.3
Materials	3.6
Telecommunication Services	1.4
Short-Term Investments	4.0

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 96.3%
CONSUMER DISCRETIONARY — 10.5%
Automobiles — 2.0%
1,661,500	Ford Motor Co.	$28,926,715

Diversified Consumer Services — 0.2%
82,609	H&R Block Inc.	2,769,880

Hotels, Restaurants & Leisure — 1.2%
208,000	Carnival Corp.	7,879,040
406,000	MGM Resorts International*	9,934,820

	Total Hotels, Restaurants & Leisure	17,813,860

Household Durables — 1.5%
600,000	Sony Corp., ADR	11,466,000
64,800	Whirlpool Corp.	9,915,696

	Total Household Durables	21,381,696

Internet & Catalog Retail — 0.1%
73,245	Liberty Interactive Corp., Class A Shares*	2,162,192

Leisure Products — 0.7%
311,726	Mattel Inc.	10,751,430

Media — 1.9%
257,500	Comcast Corp., Class A Shares	14,092,975
70,744	Gannett Co., Inc.	2,388,317
32,858	Omnicom Group Inc.	2,366,105
251,600	Twenty-First Century Fox Inc., Class A Shares	8,911,672

	Total Media	27,759,069

Multiline Retail — 1.9%
164,924	Kohl’s Corp.	9,695,882
97,200	Macy’s Inc.	6,054,588
30,618	Nordstrom Inc.	2,120,297
163,000	Target Corp.	9,791,410

	Total Multiline Retail	27,662,177

Specialty Retail — 0.2%
38,191	Bed Bath & Beyond Inc.*	2,454,154

Textiles, Apparel & Luxury Goods — 0.8%
49,947	Coach Inc.	1,839,548
154,820	V.F. Corp.	9,927,058

	Total Textiles, Apparel & Luxury Goods	11,766,606

	TOTAL CONSUMER DISCRETIONARY	153,447,779

CONSUMER STAPLES — 5.1%
Beverages — 0.7%
141,400	Molson Coors Brewing Co., Class B Shares	10,456,530

Food & Staples Retailing — 2.0%
226,577	CVS Caremark Corp.	18,001,543
80,134	Kroger Co. (The)	4,085,231
105,600	Wal-Mart Stores Inc.	7,972,800

	Total Food & Staples Retailing	30,059,574

Food Products — 1.2%
207,949	Archer-Daniels-Midland Co.	10,368,337
65,500	J.M. Smucker Co. (The)	6,720,300

	Total Food Products	17,088,637

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 5.1% — (continued)
Household Products — 1.2%
84,777	Kimberly-Clark Corp.	$9,155,916
95,000	Procter & Gamble Co. (The)	7,895,450

	Total Household Products	17,051,366

	TOTAL CONSUMER STAPLES	74,656,107

ENERGY — 14.9%
Energy Equipment & Services — 3.5%
308,306	Ensco PLC, Class A Shares	15,563,287
138,000	Halliburton Co.	9,330,180
155,970	McDermott International Inc.*(a)	1,122,984
279,300	National Oilwell Varco Inc.	24,139,899
59,978	Patterson-UTI Energy Inc.	2,071,640

	Total Energy Equipment & Services	52,227,990

Oil, Gas & Consumable Fuels — 11.4%
130,000	Anadarko Petroleum Corp.	14,649,700
170,328	Chevron Corp.	22,048,959
389,951	ConocoPhillips	31,671,820
163,136	Denbury Resources Inc.	2,809,202
13,347	Hess Corp.	1,349,382
679,361	Marathon Oil Corp.	28,322,560
188,130	Murphy Oil Corp.	11,752,481
83,800	Occidental Petroleum Corp.	8,692,574
111,300	Royal Dutch Shell PLC, Class A Shares, ADR	9,011,961
33,090	SM Energy Co.	2,946,334
43,182	Southwestern Energy Co.*	1,778,235
250,300	Total SA, ADR(a)	16,509,788
287,000	Valero Energy Corp.	15,538,180

	Total Oil, Gas & Consumable Fuels	167,081,176

	TOTAL ENERGY	219,309,166

FINANCIALS — 21.0%
Banks — 6.2%
252,000	BB&T Corp.	9,407,160
143,000	Citigroup Inc.	7,385,950
353,800	Fifth Third Bancorp	7,219,289
506,910	JPMorgan Chase & Co.	30,135,799
12,771	M&T Bank Corp.(a)	1,578,879
93,800	PNC Financial Services Group Inc.	7,949,550
970,000	Regions Financial Corp.	9,845,500
328,900	Wells Fargo & Co.	16,918,616

	Total Banks	90,440,743

Capital Markets — 2.9%
74,400	Ameriprise Financial Inc.	9,356,544
192,600	Franklin Resources Inc.	10,885,752
52,802	Goldman Sachs Group Inc. (The)	9,457,367
19,132	Northern Trust Corp.	1,326,804
168,269	State Street Corp.	12,120,416

	Total Capital Markets	43,146,883

Consumer Finance — 2.7%
244,000	Capital One Financial Corp.	20,022,640
498,618	Navient Corp.	8,945,207
425,000	Synchrony Financial*	10,960,750

	Total Consumer Finance	39,928,597

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 21.0% — (continued)
Diversified Financial Services — 0.1%
10,549	Intercontinental Exchange Inc.	$1,993,761

Insurance — 8.8%
95,500	ACE Ltd.	10,154,515
7,823	Alleghany Corp.*	3,372,730
48,894	Allied World Assurance Co. Holdings AG	1,808,589
376,968	Allstate Corp. (The)	23,179,762
209,400	American International Group Inc.	11,738,964
28,714	Aon PLC	2,502,712
44,698	Arch Capital Group Ltd.*	2,484,315
277,500	Hartford Financial Services Group Inc.	10,281,375
46,075	Loews Corp.	2,015,321
719,116	MetLife Inc.	39,364,410
87,205	Progressive Corp. (The)	2,181,869
42,828	Torchmark Corp.	2,336,267
96,500	Travelers Cos., Inc. (The)	9,139,515
188,000	Willis Group Holdings PLC	7,890,360

	Total Insurance	128,450,704

Real Estate Investment Trusts (REITs) — 0.3%
84,463	American Capital Agency Corp.	1,997,550
89,688	Hatteras Financial Corp.	1,784,791

	Total Real Estate Investment Trusts (REITs)	3,782,341

	TOTAL FINANCIALS	307,743,029

HEALTH CARE — 12.6%
Health Care Equipment & Supplies — 2.5%
248,500	Abbott Laboratories	10,496,640
249,500	Baxter International Inc.	18,707,510
3,408	Becton Dickinson and Co.	399,315
107,484	St. Jude Medical Inc.	7,049,876

	Total Health Care Equipment & Supplies	36,653,341

Health Care Providers & Services — 3.2%
116,000	Aetna Inc.	9,527,080
44,934	Cigna Corp.	4,250,756
149,000	Express Scripts Holding Co.*	11,015,570
150,984	UnitedHealth Group Inc.	13,087,293
81,000	WellPoint Inc.	9,437,310

	Total Health Care Providers & Services	47,318,009

Life Sciences Tools & Services — 0.7%
176,000	Agilent Technologies Inc.	10,060,160

Pharmaceuticals — 6.2%
177,950	Eli Lilly & Co.	11,310,502
150,700	GlaxoSmithKline PLC, ADR(a)	7,399,370
193,165	Johnson & Johnson	20,037,006
451,240	Merck & Co., Inc.	27,124,036
108,000	Novartis AG, ADR	9,702,720
246,800	Pfizer Inc.	7,253,452
153,400	Teva Pharmaceutical Industries Ltd., ADR	8,056,568

	Total Pharmaceuticals	90,883,654

	TOTAL HEALTH CARE	184,915,164

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
INDUSTRIALS — 8.3%
Aerospace & Defense — 3.0%
94,150	General Dynamics Corp.	$11,603,987
98,000	Honeywell International Inc.	9,332,540
12,457	L-3 Communications Holdings Inc.	1,369,647
54,900	Lockheed Martin Corp.	9,552,600
72,400	Northrop Grumman Corp.	9,210,728
26,619	Rockwell Collins Inc.	2,049,131

	Total Aerospace & Defense	43,118,633

Commercial Services & Supplies — 0.1%
40,996	Republic Services Inc., Class A Shares	1,612,373

Construction & Engineering — 0.8%
140,200	Fluor Corp.	10,359,378
28,913	Jacobs Engineering Group Inc.*	1,558,700

	Total Construction & Engineering	11,918,078

Electrical Equipment — 0.8%
152,500	Emerson Electric Co.	9,763,050
17,191	Hubbell Inc., Class B Shares	2,078,392

	Total Electrical Equipment	11,841,442

Industrial Conglomerates — 1.0%
95,152	Danaher Corp.	7,289,595
303,200	General Electric Co.	7,877,136

	Total Industrial Conglomerates	15,166,731

Machinery — 1.7%
97,800	Dover Corp.	8,593,686
32,298	Joy Global Inc.(a)	2,039,619
35,873	Kennametal Inc.	1,607,469
142,800	Stanley Black & Decker Inc.	13,066,200

	Total Machinery	25,306,974

Professional Services — 0.2%
24,618	Manpowergroup Inc.	1,909,864
11,108	Towers Watson & Co., Class A Shares	1,217,770

	Total Professional Services	3,127,634

Road & Rail — 0.7%
89,443	Norfolk Southern Corp.	9,570,401
10,572	Ryder System Inc.	955,074

	Total Road & Rail	10,525,475

	TOTAL INDUSTRIALS	122,617,340

INFORMATION TECHNOLOGY — 13.8%
Communications Equipment — 1.6%
612,881	Cisco Systems Inc.	15,315,896
120,600	Harris Corp.	8,609,634

	Total Communications Equipment	23,925,530

Electronic Equipment, Instruments & Components — 0.8%
61,833	Arrow Electronics Inc.*	3,849,104
81,243	Avnet Inc.	3,616,126
92,751	FLIR Systems Inc.	3,134,056
27,495	Ingram Micro Inc., Class A Shares*	792,681

	Total Electronic Equipment, Instruments & Components	11,391,967

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 13.8% — (continued)
Internet Software & Services — 1.8%
182,000	eBay Inc.*	$10,101,000
24,000	Google Inc., Class A Shares*	13,976,640
30,784	IAC/InterActiveCorp	2,142,259

	Total Internet Software & Services	26,219,899

IT Services — 2.3%
209,500	Amdocs Ltd.	9,867,450
41,425	NeuStar Inc., Class A Shares*(a)	1,221,624
57,852	Teradata Corp.*	2,642,101
312,000	Vantiv Inc., Class A Shares*	9,759,360
121,775	Western Union Co. (The)	2,127,409
634,200	Xerox Corp.	8,758,302

	Total IT Services	34,376,246

Semiconductors & Semiconductor Equipment — 2.5%
69,245	Analog Devices Inc.	3,539,804
610,000	Intel Corp.	21,301,200
34,660	KLA-Tencor Corp.	2,648,717
38,837	Lam Research Corp.	2,792,769
194,300	Micron Technology Inc.*	6,334,180

	Total Semiconductors & Semiconductor Equipment	36,616,670

Software — 3.4%
430,000	Activision Blizzard Inc.	10,122,200
258,400	CA Inc.	7,297,216
475,542	Microsoft Corp.	21,603,873
238,889	Oracle Corp.	9,921,060
35,396	Synopsys Inc.*	1,447,697

	Total Software	50,392,046

Technology Hardware, Storage & Peripherals — 1.4%
669,500	EMC Corp.	19,770,335
12,329	Lexmark International Inc., Class A Shares	623,354

	Total Technology Hardware, Storage & Peripherals	20,393,689

	TOTAL INFORMATION TECHNOLOGY	203,316,047

MATERIALS — 4.0%
Chemicals — 1.2%
185,000	Dow Chemical Co. (The)	9,906,750
123,700	EI du Pont de Nemours & Co.	8,177,807

	Total Chemicals	18,084,557

Metals & Mining — 1.6%
267,500	Barrick Gold Corp.	4,919,325
275,755	Freeport-McMoRan Inc.	10,029,209
403,515	Kinross Gold Corp.*	1,589,849
136,100	Nucor Corp.	7,392,952

	Total Metals & Mining	23,931,335

Paper & Forest Products — 1.2%
353,200	International Paper Co.	17,112,540

	TOTAL MATERIALS	59,128,432

TELECOMMUNICATION SERVICES — 3.1%
Diversified Telecommunication Services — 3.1%
472,900	AT&T Inc.	16,532,584
268,000	CenturyLink Inc.	10,985,320

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
TELECOMMUNICATION SERVICES — 3.1% — (continued)
Diversified Telecommunication Services — 3.1% — (continued)
372,200	Verizon Communications Inc.	$18,543,004

	TOTAL TELECOMMUNICATION SERVICES	46,060,908

UTILITIES — 3.0%
Electric Utilities — 2.3%
325,850	American Electric Power Co., Inc.	17,498,145
55,173	Edison International	3,262,931
131,995	Entergy Corp.	10,217,733
64,909	Xcel Energy Inc.	2,080,334

	Total Electric Utilities	33,059,143

Multi-Utilities — 0.7%
241,500	Public Service Enterprise Group Inc.	9,029,685
25,630	SCANA Corp.	1,331,222

	Total Multi-Utilities	10,360,907

	TOTAL UTILITIES	43,420,050

	TOTAL COMMON STOCKS (Cost — $1,026,392,841)	1,414,614,022

Face Amount
SHORT-TERM INVESTMENTS (b) — 4.6%
MONEY MARKET FUND — 1.1%
$16,233,890	Invesco STIT — Government & Agency Portfolio(c) (Cost — $16,233,890)	16,233,890

TIME DEPOSITS — 3.5%
17,003,177	Banco Santander SA — Frankfurt, 0.030% due 9/2/14	17,003,177
12,398,532	Bank of New York Mellon — Grand Cayman, 0.030% due 9/2/14	12,398,532
16,713,866	BNP Paribas — Grand Cayman, 0.030% due 9/2/14	16,713,866
2,720,112	Deutsche Bank — Grand Cayman, 0.030% due 9/2/14	2,720,112
1,779,459	Wells Fargo — Grand Cayman, 0.030% due 9/2/14	1,779,459

	TOTAL TIME DEPOSITS (Cost — $50,615,146)	50,615,146

	TOTAL SHORT-TERM INVESTMENTS (Cost — $66,849,036)	66,849,036

	TOTAL INVESTMENTS — 100.9% (Cost — $1,093,241,877#)	1,481,463,058

	Liabilities in Excess of Other Assets — (0.9)%	(13,874,973)

	TOTAL NET ASSETS — 100.0%	$1,467,588,085

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.5%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,102,279,997.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Summary of Investments by Security Sector^
Financials	20.8%
Energy	14.8
Information Technology	13.7
Health Care	12.5
Consumer Discretionary	10.4
Industrials	8.3
Consumer Staples	5.1
Materials	4.0
Telecommunication Services	3.1
Utilities	2.9
Short-Term Investments	4.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
COMMON STOCKS — 96.5%
CONSUMER DISCRETIONARY — 14.6%
Auto Components — 0.5%
24,500	Tenneco Inc.*	$1,569,960

Distributors — 0.5%
31,400	Core-Mark Holding Co., Inc.	1,512,224

Diversified Consumer Services — 1.1%
45,190	Bright Horizons Family Solutions Inc.(a)*	1,837,877
35,140	Sotheby’s	1,434,064

	Total Diversified Consumer Services	3,271,941

Hotels, Restaurants & Leisure — 3.1%
112,070	Del Frisco’s Restaurant Group Inc.*	2,480,109
16,370	Extended Stay America Inc.	390,588
42,300	Fiesta Restaurant Group Inc.*	2,076,507
44,800	Popeyes Louisiana Kitchen Inc.*	1,796,480
19,200	Red Robin Gourmet Burgers Inc.*	1,019,520
18,500	Vail Resorts Inc.	1,470,565

	Total Hotels, Restaurants & Leisure	9,233,769

Household Durables — 0.6%
203,200	Standard Pacific Corp.*	1,700,784

Internet & Catalog Retail — 1.2%
43,940	HomeAway Inc.*	1,458,808
43,420	Shutterfly Inc.*	2,214,854

	Total Internet & Catalog Retail	3,673,662

Leisure Products — 0.3%
36,660	Malibu Boats Inc., Class A Shares*	762,895

Media — 1.0%
112,580	Cumulus Media Inc., Class A Shares*	516,742
35,303	MDC Partners Inc., Class A Shares	773,136
34,400	Rentrak Corp.*	1,756,464

	Total Media	3,046,342

Multiline Retail — 0.5%
39,600	Burlington Stores Inc.*	1,412,532

Specialty Retail — 5.3%
51,070	Abercrombie & Fitch Co., Class A Shares(a)	2,134,726
26,370	Asbury Automotive Group Inc.*	1,837,462
45,600	Finish Line Inc. (The), Class A Shares	1,351,128
25,630	Five Below Inc.*	1,039,553
23,480	Lithia Motors Inc., Class A Shares	2,052,621
24,200	Men’s Wearhouse Inc. (The)	1,307,526
34,400	Penske Automotive Group Inc.	1,650,168
50,660	Restoration Hardware Holdings Inc.(a)*	4,248,854

	Total Specialty Retail	15,622,038

Textiles, Apparel & Luxury Goods — 0.5%
94,590	Crocs Inc.*	1,461,415

	TOTAL CONSUMER DISCRETIONARY	43,267,562

CONSUMER STAPLES — 2.3%
Beverages — 0.5%
6,700	Boston Beer Co., Inc. (The), Class A Shares*	1,480,566

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 2.3% — (continued)
Food & Staples Retailing — 0.4%
18,500	Casey’s General Stores Inc.	$1,326,265

Food Products — 1.4%
54,250	B&G Foods Inc., Class A Shares	1,638,350
10,900	J&J Snack Foods Corp.	1,032,339
17,500	TreeHouse Foods Inc.*	1,444,100

	Total Food Products	4,114,789

	TOTAL CONSUMER STAPLES	6,921,620

ENERGY — 6.8%
Energy Equipment & Services — 3.3%
99,000	Basic Energy Services Inc.*	2,396,790
45,700	C&J Energy Services Inc.*	1,311,133
40,870	Oil States International Inc.*	2,638,159
29,000	RigNet Inc.*	1,353,430
57,730	Superior Energy Services Inc.	2,069,043

	Total Energy Equipment & Services	9,768,555

Oil, Gas & Consumable Fuels — 3.5%
40,200	Green Plains Inc.	1,796,538
47,690	Navigator Holdings Ltd.*	1,406,378
129,880	Synergy Resources Corp.*	1,748,185
58,570	Tesoro Corp.	3,791,822
35,680	Western Refining Inc.	1,660,190

	Total Oil, Gas & Consumable Fuels	10,403,113

	TOTAL ENERGY	20,171,668

FINANCIALS — 7.0%
Banks — 1.4%
65,820	East West Bancorp Inc.	2,293,169
28,000	Texas Capital Bancshares Inc.*	1,511,440
23,300	Tristate Capital Holdings Inc.*	222,049

	Total Banks	4,026,658

Capital Markets — 2.1%
127,180	BGC Partners Inc., Class A Shares	962,753
27,300	LPL Financial Holdings Inc.	1,329,237
43,130	Stifel Financial Corp.*	2,065,064
8,300	Virtus Investment Partners Inc.	1,856,627

	Total Capital Markets	6,213,681

Consumer Finance — 0.6%
30,000	Portfolio Recovery Associates Inc.(a)*	1,704,900

Insurance — 1.0%
143,990	CNO Financial Group Inc.	2,570,221
21,070	National General Holdings Corp.(a)	394,641

	Total Insurance	2,964,862

Real Estate Investment Trusts (REITs) — 0.9%
44,900	Pebblebrook Hotel Trust	1,739,426
76,700	Strategic Hotels & Resorts Inc.*	911,196

	Total Real Estate Investment Trusts (REITs)	2,650,622

Real Estate Management & Development — 1.0%
74,050	Alexander & Baldwin Inc.	3,028,645

	TOTAL FINANCIALS	20,589,368

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
HEALTH CARE — 22.2%
Biotechnology — 6.8%
53,670	ACADIA Pharmaceuticals Inc.*	$1,287,007
74,590	Aegerion Pharmaceuticals Inc.(a)*	2,278,725
23,680	AMAG Pharmaceuticals Inc.*	535,878
48,780	Anacor Pharmaceuticals Inc.*	1,136,086
91,800	Arrowhead Research Corp.(a)*	1,337,526
30,200	Cepheid*	1,208,906
97,920	ChemoCentryx Inc.(a)*	500,371
19,500	Clovis Oncology Inc.(a)*	927,420
57,830	Cubist Pharmaceuticals Inc.*	3,992,005
1,110,320	Dynavax Technologies Corp.(a)*	1,576,654
25,900	Isis Pharmaceuticals Inc.(a)*	1,055,684
67,090	Prothena Corp. PLC*	1,536,361
53,180	PTC Therapeutics Inc.*	1,683,679
4,300	Puma Biotechnology Inc.*	1,120,193

	Total Biotechnology	20,176,495

Health Care Equipment & Supplies — 6.5%
25,200	Align Technology Inc.*	1,372,392
128,000	AtriCure Inc.*	1,986,560
24,900	Cyberonics Inc.*	1,429,011
63,372	LDR Holding Corp.(a)*	1,715,480
73,470	Masimo Corp.*	1,648,667
31,200	Neogen Corp.*	1,313,520
87,000	Novadaq Technologies Inc.*	1,136,220
101,200	Spectranetics Corp. (The)*	2,872,056
28,670	STERIS Corp.	1,613,834
82,630	Wright Medical Group Inc.*	2,465,679
80,675	Zeltiq Aesthetics Inc.(a)*	1,694,982

	Total Health Care Equipment & Supplies	19,248,401

Health Care Providers & Services — 3.5%
126,940	ExamWorks Group Inc.*	4,182,673
17,545	MWI Veterinary Supply Inc.*	2,492,267
63,270	Team Health Holdings Inc.*	3,702,561

	Total Health Care Providers & Services	10,377,501

Health Care Technology — 0.8%
48,400	Medidata Solutions Inc.*	2,252,536

Life Sciences Tools & Services — 1.5%
47,500	Fluidigm Corp.*	1,292,950
64,860	ICON PLC*	3,213,164

	Total Life Sciences Tools & Services	4,506,114

Pharmaceuticals — 3.1%
79,100	Akorn Inc.*	3,086,482
54,790	Aratana Therapeutics Inc.(a)*	636,660
94,460	Flamel Technologies SA, ADR*	1,416,900
26,600	Pacira Pharmaceuticals Inc.*	2,879,716
55,594	Revance Therapeutics Inc.*	1,298,120

	Total Pharmaceuticals	9,317,878

	TOTAL HEALTH CARE	65,878,925

INDUSTRIALS — 18.7%
Aerospace & Defense — 0.8%
56,610	Hexcel Corp.*	2,331,766

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
INDUSTRIALS — 18.7% — (continued)
Air Freight & Logistics — 1.4%
30,700	Forward Air Corp.	$1,421,103
90,720	XPO Logistics Inc.(a)*	2,809,598

	Total Air Freight & Logistics	4,230,701

Airlines — 1.3%
306,450	JetBlue Airways Corp.(a)*	3,747,884

Building Products — 0.6%
86,688	NCI Building Systems Inc.*	1,730,292

Commercial Services & Supplies — 2.7%
46,850	Civeo Corp.	1,190,458
50,330	Herman Miller Inc.	1,495,808
144,090	Interface Inc., Class A Shares	2,453,853
35,800	Mobile Mini Inc.	1,402,286
95,420	Steelcase Inc., Class A Shares	1,498,094

	Total Commercial Services & Supplies	8,040,499

Construction & Engineering — 0.9%
142,400	Furmanite Corp.*	1,294,416
48,700	Primoris Services Corp.	1,414,248

	Total Construction & Engineering	2,708,664

Electrical Equipment — 0.5%
20,630	Power Solutions International Inc.(a)*	1,410,061

Machinery — 2.2%
41,400	Albany International Corp., Class A Shares	1,555,398
34,100	ITT Corp.	1,632,026
129,100	Wabash National Corp.*	1,825,474
19,500	Wabtec Corp.	1,625,520

	Total Machinery	6,638,418

Professional Services — 3.4%
27,900	Advisory Board Co. (The)*	1,383,840
27,590	Corporate Executive Board Co. (The)	1,818,733
51,303	Huron Consulting Group Inc.*	3,102,805
69,100	On Assignment Inc.*	2,042,596
39,000	WageWorks Inc.*	1,609,140

	Total Professional Services	9,957,114

Road & Rail — 3.4%
11,070	ArcBest Corp.	397,413
27,695	Genesee & Wyoming Inc., Class A Shares*	2,723,249
21,775	Old Dominion Freight Line Inc.*	1,451,739
41,900	Roadrunner Transportation Systems Inc.*	1,055,042
30,950	Saia Inc.*	1,469,197
62,100	Swift Transportation Co., Class A Shares*	1,315,278
71,260	Werner Enterprises Inc.	1,774,374

	Total Road & Rail	10,186,292

Trading Companies & Distributors — 1.5%
30,530	Rush Enterprises Inc., Class A Shares(a)*	1,119,535
35,730	Watsco Inc.	3,304,668

	Total Trading Companies & Distributors	4,424,203

	TOTAL INDUSTRIALS	55,405,894

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.8%
Communications Equipment — 1.7%
70,800	Ciena Corp.*	$1,464,852
47,700	Radware Ltd.*	826,641
47,170	Riverbed Technology Inc.*	888,683
134,430	Ruckus Wireless Inc.*	1,869,921

	Total Communications Equipment	5,050,097

Electronic Equipment, Instruments & Components — 1.4%
61,160	Benchmark Electronics Inc.*	1,506,371
16,900	IPG Photonics Corp.(a)*	1,160,692
15,100	Littelfuse Inc.	1,387,841

	Total Electronic Equipment, Instruments & Components	4,054,904

Internet Software & Services — 3.3%
51,700	Amber Road Inc.(a)*	775,500
35,600	comScore Inc.*	1,363,836
53,740	Cornerstone OnDemand Inc.*	2,012,025
9,165	CoStar Group Inc.*	1,326,634
34,692	Envestnet Inc.*	1,596,179
28,820	Rackspace Hosting Inc.*	997,172
30,332	SPS Commerce Inc.*	1,696,772

	Total Internet Software & Services	9,768,118

IT Services — 2.9%
62,600	Acxiom Corp.*	1,160,917
30,200	Euronet Worldwide Inc.*	1,609,660
59,840	InterXion Holding NV*	1,650,986
37,060	WEX Inc.*	4,211,869

	Total IT Services	8,633,432

Semiconductors & Semiconductor Equipment — 3.2%
128,550	Atmel Corp.*	1,138,953
48,520	Cavium Inc.*	2,725,854
67,540	Fairchild Semiconductor International Inc., Class A Shares*	1,185,327
43,800	Monolithic Power Systems Inc.	2,092,764
157,300	ON Semiconductor Corp.*	1,535,248
32,740	Ultratech Inc.*	846,656

	Total Semiconductors & Semiconductor Equipment	9,524,802

Software — 5.4%
32,590	A10 Networks Inc.(a)*	379,999
31,500	Aspen Technology Inc.*	1,294,335
76,750	Cadence Design Systems Inc.*	1,353,870
90,080	Callidus Software Inc.*	1,034,119
108,260	Fortinet Inc.*	2,794,191
31,700	Guidewire Software Inc.*	1,443,935
45,100	Manhattan Associates Inc.*	1,302,488
40,742	Proofpoint Inc.*	1,624,791
56,660	QLIK Technologies Inc.*	1,599,512
22,170	Ultimate Software Group Inc. (The)*	3,258,768

	Total Software	16,086,008

Technology Hardware, Storage & Peripherals — 0.9%
39,060	Electronics for Imaging Inc.*	1,720,202
36,900	Nimble Storage Inc.*	997,776

	Total Technology Hardware, Storage & Peripherals	2,717,978

	TOTAL INFORMATION TECHNOLOGY	55,835,339

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
MATERIALS — 4.6%
Chemicals — 2.7%
85,080	Chemtura Corp.*	$2,100,625
122,970	PolyOne Corp.	4,822,884
57,340	Trinseo SA*	1,127,304

	Total Chemicals	8,050,813

Metals & Mining — 1.1%
94,460	Horsehead Holding Corp.*	1,907,148
27,790	TimkenSteel Corp.	1,327,806

	Total Metals & Mining	3,234,954

Paper & Forest Products — 0.8%
72,240	KapStone Paper and Packaging Corp.*	2,220,657

	TOTAL MATERIALS	13,506,424

TELECOMMUNICATION SERVICES — 1.5%
Diversified Telecommunication Services — 1.3%
107,010	Cogent Communications Holdings Inc.	3,708,967

Wireless Telecommunication Services — 0.2%
54,100	RingCentral Inc., Class A Shares(a)*	726,563

	TOTAL TELECOMMUNICATION SERVICES	4,435,530

	TOTAL COMMON STOCKS (Cost — $220,755,129)	286,012,330

Face Amount
SHORT-TERM INVESTMENTS (b) — 13.0%
MONEY MARKET FUND — 9.4%
$27,854,226	Invesco STIT — Government & Agency Portfolio(c) (Cost — $27,854,226)	27,854,226

TIME DEPOSITS — 3.6%
5,801,776	ANZ National Bank — London, 0.030% due 9/2/14	5,801,776
2,005,738	Banco Santander SA — Frankfurt, 0.030% due 9/2/14	2,005,738
2,729,715	Bank of New York Mellon — Grand Cayman, 0.030% due 9/2/14	2,729,715

	TOTAL TIME DEPOSITS (Cost — $10,537,229)	10,537,229

	TOTAL SHORT-TERM INVESTMENTS (Cost — $38,391,455)	38,391,455

	TOTAL INVESTMENTS — 109.5% (Cost — $259,146,584#)	324,403,785

	Liabilities in Excess of Other Assets — (9.5)%	(28,051,341)

	TOTAL NET ASSETS — 100.0%	$296,352,444

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.6%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $259,676,403.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Health Care	20.3%
Information Technology	17.2
Industrials	17.1
Consumer Discretionary	13.3
Financials	6.4
Energy	6.2
Materials	4.2
Consumer Staples	2.1
Telecommunication Services	1.4
Short-Term Investments	11.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 94.9%
CONSUMER DISCRETIONARY — 12.0%
Auto Components — 1.9%
77,400	Dana Holding Corp.	$1,798,002
206,417	Modine Manufacturing Co.*	2,935,250
16,950	Standard Motor Products Inc.	637,489

	Total Auto Components	5,370,741

Automobiles — 1.3%
72,422	Thor Industries Inc.	3,889,786

Distributors — 0.1%
3,340	Core-Mark Holding Co., Inc.	160,855

Diversified Consumer Services — 1.7%
252,489	Regis Corp.	3,815,109
55,700	Service Corp. International	1,234,869

	Total Diversified Consumer Services	5,049,978

Hotels, Restaurants & Leisure — 2.0%
11,500	Brinker International Inc.	562,350
21,100	Cheesecake Factory Inc. (The)	948,445
8,800	Cracker Barrel Old Country Store Inc.	883,608
25,606	International Game Technology	431,717
60,504	International Speedway Corp., Class A Shares	2,026,279
35,400	Texas Roadhouse Inc., Class A Shares	941,286

	Total Hotels, Restaurants & Leisure	5,793,685

Household Durables — 0.4%
30,400	Meritage Homes Corp.*	1,254,608

Leisure Products — 1.1%
16,400	Arctic Cat Inc.	607,128
37,029	Brunswick Corp.	1,592,247
17,451	Sturm Ruger & Co., Inc.(a)	879,705

	Total Leisure Products	3,079,080

Media — 0.9%
30,097	Cinemark Holdings Inc.	1,062,123
30,995	Meredith Corp.	1,443,747

	Total Media	2,505,870

Specialty Retail — 2.1%
11,100	Asbury Automotive Group Inc.*	773,448
21,000	Buckle Inc. (The)(a)	1,032,780
21,757	Cato Corp. (The), Class A Shares	754,315
21,300	Finish Line Inc. (The), Class A Shares	631,119
9,300	Genesco Inc.*	737,490
11,500	Group 1 Automotive Inc.	921,840
11,700	Guess? Inc.	274,248
32,500	Pier 1 Imports Inc.	512,200
22,900	Stage Stores Inc.	400,063

	Total Specialty Retail	6,037,503

Textiles, Apparel & Luxury Goods — 0.5%
8,100	Hanesbrands Inc.	831,708
21,300	Steven Madden Ltd.*	723,987

	Total Textiles, Apparel & Luxury Goods	1,555,695

	TOTAL CONSUMER DISCRETIONARY	34,697,801

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 3.8%
Food & Staples Retailing — 0.9%
16,050	Andersons Inc. (The)	$1,103,758
6,378	Casey’s General Stores Inc.	457,239
20,000	Weis Markets Inc.	859,000

	Total Food & Staples Retailing	2,419,997

Food Products — 1.4%
13,700	Cal-Maine Foods Inc.	1,083,807
13,300	Ingredion Inc.	1,060,808
5,000	J&J Snack Foods Corp.	473,550
18,700	Pinnacle Foods Inc.	605,132
9,681	Sanderson Farms Inc.	903,431

	Total Food Products	4,126,728

Household Products — 1.2%
137,600	Central Garden & Pet Co.*	1,212,256
260,793	Central Garden & Pet Co., Class A Shares*	2,349,745

	Total Household Products	3,562,001

Tobacco — 0.3%
16,700	Universal Corp.(a)	881,092

	TOTAL CONSUMER STAPLES	10,989,818

ENERGY — 5.4%
Energy Equipment & Services — 2.3%
12,200	Bristow Group Inc.	890,356
3,660	Gulfmark Offshore Inc., Class A Shares	147,168
70,800	Helix Energy Solutions Group Inc.*	1,934,256
50,000	Patterson-UTI Energy Inc.	1,727,000
76,500	Precision Drilling Corp.	972,315
17,400	Tidewater Inc.	885,138

	Total Energy Equipment & Services	6,556,233

Oil, Gas & Consumable Fuels — 3.1%
19,100	CVR Energy Inc.(a)	947,933
18,700	Jones Energy Inc., Class A Shares*	359,414
31,276	LinnCo LLC(a)	983,630
880	Parsley Energy Inc., Class A Shares*	19,290
48,076	Ship Finance International Ltd.(a)	951,424
41,100	Stone Energy Corp.*	1,446,309
22,798	Western Refining Inc.	1,060,791
25,400	Whiting Petroleum Corp.*	2,353,564
22,300	World Fuel Services Corp.	989,674

	Total Oil, Gas & Consumable Fuels	9,112,029

	TOTAL ENERGY	15,668,262

FINANCIALS — 21.5%
Banks — 7.6%
24,400	Bank of Hawaii Corp.	1,416,420
62,600	Boston Private Financial Holdings Inc.	759,964
34,500	Community Bank System Inc.	1,219,230
25,700	CVB Financial Corp.	399,378
70,485	East West Bancorp Inc.	2,455,697
50,300	First Financial Bancorp	835,483
34,900	First Interstate Bancsystem Inc., Class A Shares	925,548
44,500	First Midwest Bancorp Inc.	749,825

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 21.5% — (continued)
Banks — 7.6% — (continued)
75,900	First Niagara Financial Group Inc.	$660,330
46,378	FirstMerit Corp.	799,325
74,396	Fulton Financial Corp.	858,158
45,541	Hancock Holding Co.	1,513,783
28,800	Independent Bank Corp.	1,060,128
61,041	National Penn Bancshares Inc.	610,410
42,400	NBT Bancorp Inc.	1,018,024
67,600	Old National Bancorp	884,884
23,505	S&T Bancorp Inc.	586,215
92,602	Susquehanna Bancshares Inc.	955,653
35,206	Trustmark Corp.	835,614
40,954	Umpqua Holdings Corp.	715,466
58,705	Webster Financial Corp.	1,731,797
28,800	WesBanco Inc.	894,240

	Total Banks	21,885,572

Capital Markets — 0.6%
1,200	Artisan Partners Asset Management Inc., Class A Shares	66,576
21,900	Main Street Capital Corp.	713,064
17,500	Stifel Financial Corp.*	837,900

	Total Capital Markets	1,617,540

Consumer Finance — 0.3%
20,200	Cash America International Inc.	901,728

Insurance — 6.6%
24,363	Allied World Assurance Co. Holdings AG	901,188
16,900	American Financial Group Inc.	1,013,493
77,147	AMERISAFE Inc.	2,910,756
33,000	First American Financial Corp.	935,550
14,700	Infinity Property & Casualty Corp.	1,005,186
283,914	Maiden Holdings Ltd.	3,452,394
28,500	Montpelier Re Holdings Ltd.	896,325
64,178	National Interstate Corp.	1,796,984
24,200	Platinum Underwriters Holdings Ltd.	1,511,774
22,300	ProAssurance Corp.	1,030,260
49,800	Selective Insurance Group Inc.	1,193,706
9,300	StanCorp Financial Group Inc.	609,336
42,700	Symetra Financial Corp.	1,039,318
20,846	Validus Holdings Ltd.	815,287

	Total Insurance	19,111,557

Real Estate Investment Trusts (REITs) — 5.5%
31,500	Altisource Residential Corp.	773,010
64,236	Ashford Hospitality Prime Inc.	1,039,981
234,683	Ashford Hospitality Trust Inc.	2,719,976
51,406	Associated Estates Realty Corp.	951,011
31,500	Blackstone Mortgage Trust Inc., Class A Shares	915,075
65,264	Brandywine Realty Trust	1,045,529
46,100	Education Realty Trust Inc.	502,029
69,000	Franklin Street Properties Corp.	838,350
28,900	Healthcare Realty Trust Inc.	721,344
24,900	Highwoods Properties Inc.	1,059,495
89,200	Lexington Realty Trust	970,496
20,200	Omega Healthcare Investors Inc.(a)	760,934
37,500	Ramco-Gershenson Properties Trust	636,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 21.5% — (continued)
Real Estate Investment Trusts (REITs) — 5.5% — (continued)
61,317	Retail Properties of America Inc., Class A Shares	$970,035
28,023	Starwood Property Trust Inc.	668,349
50,400	Summit Hotel Properties Inc.	551,880
29,700	Washington Real Estate Investment Trust	825,066

	Total Real Estate Investment Trusts (REITs)	15,948,560

Real Estate Management & Development — 0.3%
21,500	Alexander & Baldwin Inc.	879,350

Thrifts & Mortgage Finance — 0.6%
40,600	Home Loan Servicing Solutions Ltd.	889,140
38,500	Washington Federal Inc.	837,375

	Total Thrifts & Mortgage Finance	1,726,515

	TOTAL FINANCIALS	62,070,822

HEALTH CARE — 5.1%
Health Care Equipment & Supplies — 3.7%
1,520	Analogic Corp.	109,744
6,400	Cooper Cos., Inc. (The)	1,043,392
14,600	Haemonetics Corp.*	521,074
203,090	Invacare Corp.	3,115,401
44,300	STERIS Corp.	2,493,647
17,100	Teleflex Inc.	1,872,108
34,205	West Pharmaceutical Services Inc.	1,485,523

	Total Health Care Equipment & Supplies	10,640,889

Health Care Providers & Services — 1.1%
26,050	Owens & Minor Inc.(a)	896,120
74,800	Select Medical Holdings Corp.	1,048,696
27,700	VCA Inc.*	1,128,775

	Total Health Care Providers & Services	3,073,591

Life Sciences Tools & Services — 0.3%
22,300	PerkinElmer Inc.	1,000,155

	TOTAL HEALTH CARE	14,714,635

INDUSTRIALS — 24.6%
Aerospace & Defense — 1.4%
35,700	AAR Corp.	988,890
7,000	Alliant Techsystems Inc.	882,000
6,100	Curtiss-Wright Corp.	438,224
14,400	Elbit Systems Ltd.(a)	862,128
13,500	Triumph Group Inc.	936,495

	Total Aerospace & Defense	4,107,737

Building Products — 1.5%
216,309	NCI Building Systems Inc.*	4,317,528

Commercial Services & Supplies — 4.8%
354,653	ACCO Brands Corp.*	2,741,468
18,200	Brink’s Co. (The)	498,316
56,400	Ennis Inc.	813,852
409,800	InnerWorkings Inc.*	3,552,966
29,600	Knoll Inc.	541,384
8,900	UniFirst Corp.	862,855
15,100	United Stationers Inc.	613,815

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
INDUSTRIALS — 24.6% — (continued)
Commercial Services & Supplies — 4.8% — (continued)
145,760	Viad Corp.	$3,197,974
36,996	West Corp.	1,097,301

	Total Commercial Services & Supplies	13,919,931

Construction & Engineering — 2.5%
5,700	Granite Construction Inc.	201,039
159,164	Great Lakes Dredge & Dock Corp.*	1,212,830
302,501	Layne Christensen Co.*(a)	3,442,461
46,900	MasTec Inc.*	1,430,450
29,150	Primoris Services Corp.	846,516

	Total Construction & Engineering	7,133,296

Electrical Equipment — 2.7%
18,300	AZZ Inc.	848,022
28,100	Babcock & Wilcox Co. (The)	816,305
13,600	EnerSys	874,344
386,994	GrafTech International Ltd.*(a)	3,378,458
15,000	Regal-Beloit Corp.	1,066,050
29,900	Thermon Group Holdings Inc.*	811,785

	Total Electrical Equipment	7,794,964

Machinery — 9.2%
24,700	Actuant Corp., Class A Shares	833,131
33,075	Altra Industrial Motion Corp.	1,100,074
24,400	Barnes Group Inc.	835,456
153,976	Briggs & Stratton Corp.(a)	3,101,077
2,989	CIRCOR International Inc.	212,787
14,100	Crane Co.	981,219
176,074	Douglas Dynamics Inc.	3,510,916
10,900	EnPro Industries Inc.*	740,110
132,345	Harsco Corp.	3,202,749
46,900	ITT Corp.	2,244,634
119,155	John Bean Technologies Corp.	3,461,453
20,400	Kennametal Inc.	914,124
370,192	Mueller Water Products Inc., Class A Shares	3,416,872
25,150	Trinity Industries Inc.	1,216,757
6,400	Valmont Industries Inc.(a)	900,800

	Total Machinery	26,672,159

Marine — 0.5%
6,600	Kirby Corp.*	787,314
21,000	Matson Inc.	566,790

	Total Marine	1,354,104

Road & Rail — 0.6%
16,450	Saia Inc.*	780,881
36,200	Werner Enterprises Inc.	901,380

	Total Road & Rail	1,682,261

Trading Companies & Distributors — 1.4%
13,165	GATX Corp.	872,445
34,764	H&E Equipment Services Inc.	1,422,195
18,800	TAL International Group Inc.*(a)	830,960
8,200	United Rentals Inc.*	964,730

	Total Trading Companies & Distributors	4,090,330

	TOTAL INDUSTRIALS	71,072,310

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 7.3%
Communications Equipment — 0.9%
14,100	Black Box Corp.	$333,465
103,100	Brocade Communications Systems Inc.	1,087,705
41,200	CommScope Holding Co., Inc.*	1,061,312

	Total Communications Equipment	2,482,482

Electronic Equipment, Instruments & Components — 1.6%
57,400	AVX Corp.	790,972
14,300	Belden Inc.	1,044,901
18,400	Tech Data Corp.*	1,242,000
97,700	Vishay Intertechnology Inc.	1,563,200

	Total Electronic Equipment, Instruments & Components	4,641,073

Internet Software & Services — 0.3%
17,900	j2 Global Inc.(a)	956,755

IT Services — 0.6%
41,500	Booz Allen Hamilton Holding Corp., Class A Shares	920,470
34,300	CSG Systems International Inc.	950,796

	Total IT Services	1,871,266

Semiconductors & Semiconductor Equipment — 1.5%
27,000	Cirrus Logic Inc.*	652,860
126,600	ON Semiconductor Corp.*	1,235,616
95,800	RF Micro Devices Inc.*	1,194,626
57,500	Teradyne Inc.(a)	1,183,925

	Total Semiconductors & Semiconductor Equipment	4,267,027

Software — 2.1%
107,900	Compuware Corp.	1,008,865
42,749	Mentor Graphics Corp.	932,356
24,300	NetScout Systems Inc.*	1,119,501
33,300	PTC Inc.*	1,288,377
42,800	Synopsys Inc.*	1,750,520

	Total Software	6,099,619

Technology Hardware, Storage & Peripherals — 0.3%
20,430	Electronics for Imaging Inc.*	899,737

	TOTAL INFORMATION TECHNOLOGY	21,217,959

MATERIALS — 12.5%
Chemicals — 5.0%
17,500	Albemarle Corp.	1,112,650
19,800	Cabot Corp.	1,084,644
72,400	Chemtura Corp.*	1,787,556
13,500	Cytec Industries Inc.	1,391,040
35,000	HB Fuller Co.	1,646,400
14,400	Innophos Holdings Inc.	837,360
212,800	Intrepid Potash Inc.*(a)	3,262,224
14,700	Methanex Corp.	982,254
60,035	Olin Corp.	1,638,355
23,800	Rayonier Advanced Materials Inc.*(a)	790,398

	Total Chemicals	14,532,881

Construction Materials — 1.3%
286,688	Headwaters Inc.*	3,724,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
MATERIALS — 12.5% — (continued)
Containers & Packaging — 1.3%
48,500	Berry Plastics Group Inc.*	$1,169,335
16,400	Rock-Tenn Co., Class A Shares	806,224
18,400	Silgan Holdings Inc.	926,440
22,100	Sonoco Products Co.	909,636

	Total Containers & Packaging	3,811,635

Metals & Mining — 4.3%
49,600	Commercial Metals Co.	857,088
166,354	Globe Specialty Metals Inc.	3,416,911
61,900	HudBay Minerals Inc.	627,047
18,700	Kaiser Aluminum Corp.	1,506,285
13,500	Royal Gold Inc.	1,049,625
32,500	Ryerson Holding Corp.*	355,875
134,700	Schnitzer Steel Industries Inc., Class A Shares(a)	3,729,843
43,200	Steel Dynamics Inc.	1,003,968

	Total Metals & Mining	12,546,642

Paper & Forest Products — 0.6%
35,600	P.H. Glatfelter Co.	887,508
17,352	Schweitzer-Mauduit International Inc.	743,360

	Total Paper & Forest Products	1,630,868

	TOTAL MATERIALS	36,246,103

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
39,300	Premiere Global Services Inc.*	517,581

UTILITIES — 2.5%
Electric Utilities — 0.9%
42,892	El Paso Electric Co.	1,687,371
34,400	Great Plains Energy Inc.	883,048

	Total Electric Utilities	2,570,419

Gas Utilities — 1.0%
18,900	Laclede Group Inc. (The)	934,605
22,300	Southwest Gas Corp.	1,164,283
17,500	UGI Corp.	927,150

	Total Gas Utilities	3,026,038

Multi-Utilities — 0.6%
15,500	Black Hills Corp.	832,815
18,300	NorthWestern Corp.	883,524

	Total Multi-Utilities	1,716,339

	TOTAL UTILITIES	7,312,796

	TOTAL COMMON STOCKS (Cost — $195,805,712)	274,508,087

EXCHANGE-TRADED SECURITIES — 0.1%
FINANCIALS — 0.1%
Capital Markets — 0.1%
30,300	Central Fund of Canada Ltd., Class A Shares (Cost — $440,088)	418,443

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $196,245,800)	274,926,530

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS (b) — 12.4%
MONEY MARKET FUND — 7.2%
$20,876,827	Invesco STIT — Government & Agency Portfolio(c) (Cost — $20,876,827)	$20,876,827

TIME DEPOSITS — 5.2%
4,829,231	ANZ National Bank — London, 0.030% due 9/2/14	4,829,231
8,469,792	Banco Santander SA — Frankfurt, 0.030% due 9/2/14	8,469,792
1,771,153	Wells Fargo — Grand Cayman, 0.030% due 9/2/14	1,771,153

	TOTAL TIME DEPOSITS (Cost — $15,070,176)	15,070,176

	TOTAL SHORT-TERM INVESTMENTS (Cost — $35,947,003)	35,947,003

	TOTAL INVESTMENTS — 107.4% (Cost — $232,192,803#)	310,873,533

	Liabilities in Excess of Other Assets — (7.4)%	(21,499,176)

	TOTAL NET ASSETS — 100.0%	$289,374,357

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.2%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $233,389,251.

Summary of Investments by Security Sector^
Industrials	22.9%
Financials	20.1
Materials	11.7
Consumer Discretionary	11.2
Information Technology	6.8
Energy	5.0
Health Care	4.7
Consumer Staples	3.5
Utilities	2.3
Telecommunication Services	0.2
Short-Term Investments	11.6

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 95.1%
Australia — 3.8%
149,685	Abacus Property Group REIT	$377,751
358,302	Amcor Ltd.	3,831,803
482,363	Arrium Ltd.	355,822
331,070	Atlas Iron Ltd.	176,887
17,721	Ausdrill Ltd.	21,646
125,512	Australia & New Zealand Banking Group Ltd.	3,927,873
28,042	Bank of Queensland Ltd.	329,821
279,072	Beach Energy Ltd.	423,728
18,018	Bentham IMF Ltd.	33,502
385,919	BHP Billiton PLC	12,221,530
322,119	Brambles Ltd.	2,864,026
14,277	Challenger Ltd.	104,805
36,032	CSL Ltd.	2,488,652
99,572	Decmil Group Ltd.	188,008
562,265	Downer EDI Ltd.	2,559,450
57,919	DUET Group	132,062
51,722	Evolution Mining Ltd.	36,845
450,275	Fairfax Media Ltd.	364,267
954,107	Grange Resources Ltd.	147,769
14,947	GUD Holdings Ltd.	109,780
8,214	IOOF Holdings Ltd.	72,421
76,112	Leighton Holdings Ltd.	1,596,840
20,450	MACA Ltd.	41,057
1	Matrix Composites & Engineering Ltd.*	1
147,006	Mount Gibson Iron Ltd.	95,099
108,326	National Australia Bank Ltd.	3,569,869
383,754	NRW Holdings Ltd.	374,908
4,753	Panoramic Resources Ltd.*	3,528
29,178	Primary Health Care Ltd.	123,323
194,392	Seven West Media Ltd.	337,690
47,920	Sigma Pharmaceuticals Ltd.	37,039
101,796	Sonic Healthcare Ltd.	1,678,426
241,146	STW Communications Group Ltd.	292,968
926,905	Toll Holdings Ltd.	5,181,148

	Total Australia	44,100,344

Austria — 0.2%
27,322	Austria Technologie & Systemtechnik AG	315,814
12,384	EVN AG	167,671
109	Oesterreichische Post AG	5,107
28,638	S IMMO AG*	220,410
9,634	Schoeller-Bleckmann Oilfield Equipment AG	1,014,032

	Total Austria	1,723,034

Belgium — 1.1%
16,286	Anheuser-Busch InBev NV	1,812,377
758	Barco NV	53,757
55,453	Delhaize Group SA	3,867,366
585	Elia System Operator SA	28,557
35,182	KBC Groep NV*	2,009,410
9,088	NV Bekaert SA	338,122
18,389	Recticel SA	174,042
48,076	UCB SA	4,659,121

	Total Belgium	12,942,752

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Bermuda — 0.0%
51,594	Catlin Group Ltd.	$440,003

Brazil — 0.6%
270,100	AMBEV SA	1,966,030
158,700	Embraer SA	1,545,648
296,610	Vale SA, Class B Shares, ADR	3,455,507

	Total Brazil	6,967,185

Canada — 1.7%
11,371	Canadian Pacific Railway Ltd.	2,280,693
32,655	Dollarama Inc.	2,783,877
39,400	Imperial Oil Ltd.	2,099,447
24,651	Methanex Corp.	1,650,438
23,831	Saputo Inc.	1,451,565
139,341	Suncor Energy Inc.	5,727,116
65,023	Toronto-Dominion Bank (The)	3,428,251

	Total Canada	19,421,387

China — 1.2%
6,963,000	Agricultural Bank of China Ltd., Class H Shares(a)	3,223,854
3,554,500	China Railway Construction Corp., Ltd., Class H Shares(a)	3,404,069
3,005,500	CNOOC Ltd.	6,021,377
17,490	Ctrip.com International Ltd., ADR*	1,122,333

	Total China	13,771,633

Denmark — 1.0%
4,126	DFDS AS	351,458
6,024	NKT Holding AS	355,211
130,637	Novo Nordisk AS, Class B Shares	5,978,888
1,773	PER Aarsleff AS, Class B Shares	331,626
1,689	Schouw & Co.	81,046
2,495	Solar AS, Class B Shares	154,145
2,998	Spar Nord Bank AS	32,031
352,270	TDC AS	3,027,239
17,632	William Demant Holding AS*	1,362,788

	Total Denmark	11,674,432

Finland — 0.5%
10,953	Atria PLC, Class A Shares	102,980
36,809	Citycon OYJ	135,583
16,122	Cramo OYJ	288,805
10,695	Kesko OYJ, Class B Shares	391,816
43,401	Metsa Board OYJ	198,703
590,684	Nokia OYJ(b)	4,971,104
2,800	Technopolis OYJ	15,536
1,090	Tieto OYJ	29,684

	Total Finland	6,134,211

France — 10.9%
46,479	Acanthe Developpement SA REIT(b)	25,660
45,097	Accor SA	2,193,279
32,857	Airbus Group NV	2,023,489
6,346	Altamir	96,334
29,170	Arkema SA	2,193,080
283,290	AXA SA	7,026,885
173,439	BNP Paribas SA	11,725,822
2,104	Boiron SA	184,061
1,052	Caisse Regionale de Credit Agricole Mutuel Nord de France	22,366

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
France — 10.9% — (continued)
34,312	Casino Guichard Perrachon SA	$4,098,396
8,860	Cegid Group	341,025
46,783	Cie de Saint-Gobain	2,379,496
46,089	Credit Agricole SA	683,537
26,388	Danone SA	1,843,010
32,300	Dassault Systemes	2,141,416
71,963	Edenred	2,136,369
1,174	Eiffage SA	76,130
48,730	Essilor International SA	5,174,480
45	Euler Hermes Group	5,124
307,189	GDF Suez	7,580,341
5,432	Guerbet	247,420
5,750	Iliad SA	1,266,065
16,075	Jacquet Metal Service	334,852
22,954	Kering	4,864,939
8,263	Korian-Medica	289,129
110,402	Legrand SA	6,107,192
15,517	L’Oréal SA	2,569,718
20,326	LVMH Moët Hennessy Louis Vuitton SA	3,527,670
2,232	Maisons France Confort SA	96,882
2,981	Nexity SA	121,909
224,921	Orange SA	3,410,109
6,110	Orpea	403,298
12,843	Pernod Ricard SA	1,514,855
1,213	Rallye SA	57,972
65,287	Safran SA	4,280,571
849	Saft Groupe SA	31,083
85,784	Sanofi	9,414,501
124,022	Schneider Electric SE	10,483,490
20,228	SEB SA	1,593,120
57,153	Societe Generale SA	2,895,960
2,213	Sopra Group SA	210,254
201,105	Suez Environnement Co.	3,712,337
72,446	Technip SA	6,712,733
122,295	Total SA	8,074,611
6,132	Valeo SA	742,608

	Total France	124,913,578

Georgia — 0.0%
2,871	Bank of Georgia Holdings PLC	118,091

Germany — 9.8%
8,225	Aareal Bank AG	368,391
29,356	Adidas AG	2,201,033
38,331	Allianz SE, Class Registered Shares	6,539,749
537	Aurubis AG	26,390
49,417	BASF SE	5,086,523
65,264	Bayer AG, Class Registered Shares	8,755,942
48,292	Bayerische Motoren Werke AG	5,624,167
3,649	Bilfinger SE	277,701
31,257	Borussia Dortmund GmbH & Co. KGaA	196,417
37,432	Brenntag AG	1,983,150
851	Cewe Stiftung & Co. KGAA	56,951
15,763	CompuGroup Medical AG	395,083
27,961	Continental AG	5,973,695
79,416	Daimler AG, Class Registered Shares	6,498,002
64,615	Deutsche Bank AG, Class Registered Shares	2,212,260

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Germany — 9.8% — (continued)
6,614	Deutsche Beteiligungs AG	$188,654
207,160	Deutsche Telekom AG, Class Registered Shares	3,100,126
95,681	DMG MORI SEIKI AG	2,751,040
9,914	Freenet AG	265,253
68,819	GEA Group AG	3,115,302
3,345	Grammer AG	147,003
29,210	Hannover Rueck SE	2,426,931
47,704	HeidelbergCement AG	3,604,346
5,155	Leoni AG	317,980
17,461	Linde AG	3,459,448
113,230	Metro AG*	3,978,718
54,792	Rheinmetall AG	2,966,860
2,905	SAF-Holland SA	40,227
138,051	SAP SE	10,744,852
60,514	Siemens AG, Class Registered Shares	7,584,330
9,125	Sixt SE	336,972
35,766	Software AG	923,571
82,443	Stada Arzneimittel AG	3,292,435
29,157	Symrise AG	1,558,245
203,000	Telefonica Deutschland Holding AG	1,544,816
22,767	TUI AG	331,600
57,894	United Internet AG, Class Registered Shares	2,489,258
32,648	Volkswagen AG	7,319,023
15,987	VTG AG	302,819
16,167	Wacker Neuson SE	347,063
65,202	Wincor Nixdorf AG	3,473,372

	Total Germany	112,805,698

Hong Kong — 2.5%
789,200	AIA Group Ltd.	4,297,600
632,000	Century City International Holdings Ltd.	50,544
476,000	China Merchants Holdings International Co., Ltd.	1,570,104
401,000	China Mobile Ltd.	4,993,257
14,336	Dah Sing Banking Group Ltd.	25,752
243,500	Dickson Concepts International Ltd.	137,930
140,000	Emperor Entertainment Hotel Ltd.	45,337
1,198,000	Emperor International Holdings Ltd.	290,485
760,000	Get Nice Holdings Ltd.	38,725
314,000	Hongkong Land Holdings Ltd.	2,150,717
574,000	Hsin Chong Construction Group Ltd.	77,009
97,610	Jardine Strategic Holdings Ltd.	3,552,592
753,000	Kerry Properties Ltd.	2,789,498
251,000	Link REIT (The)	1,489,529
675,000	Luk Fook Holdings International Ltd.	2,115,691
1,204,000	Pacific Andes International Holdings Ltd.	52,811
316,000	Paliburg Holdings Ltd.	109,310
101,000	Prosperity REIT	33,749
54,000	Regal Hotels International Holdings Ltd.	32,540
475,000	Regal Real Estate Investment Trust	135,395
248,000	Samson Holding Ltd.	32,621
746,000	SITC International Holdings Co., Ltd.	331,993
52,000	Sitoy Group Holdings Ltd.	36,864
1,399,000	SJM Holdings Ltd.	3,521,425
78,000	Sunlight Real Estate Investment Trust	32,707
66,000	Texwinca Holdings Ltd.	60,121
977,200	VST Holdings Ltd.	249,582

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Hong Kong — 2.5% — (continued)
54,000	Xinyi Glass Holdings Ltd.	$34,017

	Total Hong Kong	28,287,905

India — 0.6%
34,290	ICICI Bank Ltd., ADR	1,834,515
4,293	Infosys Ltd.	255,531
62,510	Infosys Ltd., ADR(b)	3,719,345
90,424	Zee Entertainment Enterprises Ltd.	409,890

	Total India	6,219,281

Ireland — 0.7%
39,772	Aer Lingus Group PLC	70,984
349,820	C&C Group PLC	1,983,497
148,908	Experian PLC	2,590,408
8,216	Henderson Group PLC	31,666
157,097	James Hardie Industries PLC	1,881,207
18,200	Ryanair Holdings PLC, ADR*	999,180
7,189	Smurfit Kappa Group PLC	162,809
123,151	Total Produce PLC	162,084

	Total Ireland	7,881,835

Isle of Man — 0.0%
23,051	Playtech PLC	275,550

Israel — 0.6%
8,211	Africa Israel Properties Ltd.*	144,782
2,352	AL-ROV Israel Ltd.*	76,285
54,644	Check Point Software Technologies Ltd.*	3,880,817
10,763	Clal Insurance Enterprises Holdings Ltd.*	197,524
36,065	Discount Investment Corp., Class Registered Shares*	297,098
3,602	Jerusalem Economy Ltd.	30,316
498	Norstar Holdings Inc.	13,664
25,522	Phoenix Holdings Ltd. (The)	87,762
43,264	Teva Pharmaceutical Industries Ltd., ADR	2,272,225

	Total Israel	7,000,473

Italy — 1.6%
205,978	A2A SpA	225,925
7,469	ACEA SpA	101,370
47,353	Ascopiave SpA	120,024
10,856	Astaldi SpA	95,398
16,080	ASTM SpA	219,467
6,517	Banca Carige SpA*	1,042
1,579	Banca IFIS SpA	31,830
23,129	Cairo Communication SpA	181,634
37,381	DiaSorin SpA	1,474,477
594,194	Enel SpA	3,148,328
21,232	ERG SpA	297,711
5,674	GTECH SpA(b)	135,230
106,294	Immobiliare Grande Distribuzione REIT	156,191
847,851	Intesa Sanpaolo SpA	2,528,693
57,499	Iren SpA	81,292
12,028	Italmobiliare SpA	295,455
16,887	Luxottica Group SpA	902,231
325,600	Prada SpA(b)	2,309,466
86,182	Saipem SpA*	2,047,854
1,614,328	Telecom Italia SpA*	1,861,785

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Italy — 1.6% — (continued)
101,323	Trevi Finanziaria Industriale SpA	$723,094
37,629	Unipol Gruppo Finanziario SpA	205,613
58,873	Yoox SpA*	1,522,257

	Total Italy	18,666,367

Japan — 13.9%
232,000	Achilles Corp.	323,855
40,700	Airport Facilities Co., Ltd.	282,857
576,000	Asahi Kasei Corp.	4,614,370
36,300	ASKA Pharmaceutical Co., Ltd.	487,668
287,700	Astellas Pharma Inc.	4,149,642
105,000	Bank of Saga Ltd. (The)	241,396
13,700	Benesse Holdings Inc.	485,642
117,600	Bridgestone Corp.	4,039,529
87,500	Brother Industries Ltd.	1,701,745
93,000	Central Glass Co., Ltd.	345,698
11,300	Chori Co., Ltd.	139,886
26,100	Cleanup Corp.	240,764
11,500	Corona Corp., Class A Shares	133,693
13,000	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	66,390
2,000	Daishi Bank Ltd. (The)	7,181
135,000	Daiwa House Industry Co., Ltd.	2,557,064
45,500	DCM Holdings Co., Ltd.	309,123
42,700	Disco Corp.	2,733,580
42,300	EDION Corp.	267,876
126,000	Eighteenth Bank Ltd. (The)	337,585
97,000	Electric Power Development Co., Ltd.	3,175,825
10,900	FANUC Corp.	1,826,112
600	Fukuda Denshi Co., Ltd.	35,784
48,000	Fuso Pharmaceutical Industries Ltd.	146,378
119	Global One Real Estate Investment Corp. REIT	350,673
76,000	Gunze Ltd.	214,689
19,200	Hakuto Co., Ltd.	197,458
52	Hankyu REIT Inc., Class A Shares	308,997
76,000	Hanwa Co., Ltd.	300,008
394	Heiwa Real Estate REIT Inc.	338,162
115,000	Higashi-Nippon Bank Ltd. (The)	306,883
1,832,000	Hitachi Ltd.	13,828,260
100,800	Honda Motor Co., Ltd.	3,421,781
64,200	Hoya Corp.	2,075,938
35,300	Inabata & Co., Ltd.	351,029
2,900	Itochu-Shokuhin Co., Ltd.	101,974
32,700	Japan Airlines Co., Ltd.	1,841,133
80,000	Japan Pulp & Paper Co., Ltd.	252,412
41,000	Japan Vilene Co., Ltd.	230,225
74,000	JGC Corp.	2,144,409
79,000	J-Oil Mills Inc.	262,209
15,500	Kaga Electronics Co., Ltd.	197,007
60,000	Kandenko Co., Ltd.	323,399
185,000	Kanematsu Corp.	309,826
137,200	KDDI Corp.	7,925,065
43,100	Keihin Corp.	608,182
4,000	Keyence Corp.	1,709,548
3,700	Kissei Pharmaceutical Co., Ltd.	92,362
27,400	Kiyo Bank Ltd. (The)	395,542
31,100	Kohnan Shoji Co., Ltd.	326,988

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Japan — 13.9% — (continued)
91,100	Komatsu Ltd.	$2,064,944
11,500	Konoike Transport Co., Ltd.	247,038
171,000	Kurabo Industries Ltd.	302,818
82,000	Kyodo Printing Co., Ltd.	302,214
300	Kyokuto Securities Co., Ltd.	5,150
300	KYORIN Holdings Inc.	6,727
34,000	Kyudenko Corp.	396,220
2,600	Macnica Inc.	84,476
488,000	Marubeni Corp.	3,526,777
9,400	Melco Holdings Inc.	204,653
146	MID REIT Inc., Class A Shares	350,326
132,000	Mie Bank Ltd. (The)	312,381
137,800	Mitsubishi Corp.	2,853,420
20,000	Mitsui Home Co., Ltd.	95,604
104,000	Morinaga & Co., Ltd.	221,015
98,000	Morinaga Milk Industry Co., Ltd.	341,717
72,200	MS&AD Insurance Group Holdings Inc.	1,631,425
164,100	Nabtesco Corp.	3,782,344
2,000	Nice Holdings Inc.	4,119
19,300	Nidec Corp.	1,232,347
211,000	Nikon Corp.	3,067,682
118,000	Nippon Beet Sugar Manufacturing Co., Ltd.	220,315
16,000	Nippon Flour Mills Co., Ltd.	80,500
238,700	Nippon Light Metal Holdings Co., Ltd.	381,403
21,300	Nippon Paper Industries Co., Ltd.(b)	343,940
104,320	Nippon Steel & Sumikin Bussan Corp.	408,642
81,900	Nippon Telegraph & Telephone Corp.	5,496,216
387,700	Nissan Motor Co., Ltd.	3,718,444
54,000	Nisshin Oillio Group Ltd. (The)	190,469
32,000	Nissin Corp.	88,111
7,000	Nissin Kogyo Co., Ltd.*	126,398
109,050	NKSJ Holdings Inc.	2,639,323
80	Nomura Real Estate Office Fund Inc. REIT	370,810
92,000	NS United Kaiun Kaisha Ltd.	238,747
14,900	Omron Corp.	646,564
28,700	Onoken Co., Ltd.	323,670
1,600	Open House Co., Ltd.	30,626
14,500	Otsuka Kagu Ltd.	145,103
23,000	Paltac Corp.	294,237
20,200	Paris Miki Holdings Inc.	93,719
11,400	Ryosan Co., Ltd.	251,119
17,700	Ryoyo Electro Corp.	196,122
113,000	Sakai Chemical Industry Co., Ltd.	348,050
32,200	Sanoh Industrial Co., Ltd.	225,829
22,500	Sanshin Electronics Co., Ltd.	179,304
44,500	SCSK Corp.	1,272,685
10,500	Seiko Epson Corp.	532,647
286,000	Sekisui Chemical Co., Ltd.	3,377,484
254,400	Sekisui House Ltd.	3,194,040
66,000	Sekisui Plastics Co., Ltd.	186,135
26,700	Senshukai Co., Ltd.	221,665
78,100	Seven & I Holdings Co., Ltd.	3,137,118
49,500	Shin-Etsu Chemical Co., Ltd.	3,076,098
22,900	Shinko Shoji Co., Ltd.	209,340
91,000	Showa Sangyo Co., Ltd.	336,948
16,600	SMC Corp.	4,337,025

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Japan — 13.9% — (continued)
12,000	SMK Corp.	$61,819
226,100	Sojitz Corp.	373,818
329,900	Sumitomo Mitsui Financial Group Inc.	13,344,056
5,000	Sumitomo Seika Chemicals Co., Ltd.	31,342
61,400	Suntory Beverage & Food Ltd.	2,253,391
62,300	Suzuki Motor Corp.	2,028,028
3,000	Takiron Co., Ltd.	14,985
10,000	Tochigi Bank Ltd. (The)	41,096
14,300	Tokai Rubber Industries Ltd.	135,953
38,000	Tokyo Energy & Systems Inc.	258,405
1,115,000	Toshiba Corp.	4,921,981
39,000	Toyo Kohan Co., Ltd.	216,569
58,000	Toyo Tire & Rubber Co., Ltd.	947,415
126,900	Toyota Motor Corp.	7,240,858
42,000	Uchida Yoko Co., Ltd.	179,844
36,900	Vital KSK Holdings Inc.	326,012
500,100	Yahoo Japan Corp.	2,018,567
50,000	Yurtec Corp.	272,366

	Total Japan	159,682,550

Jersey, Channel Islands — 0.1%
301,967	Highland Gold Mining Ltd.	350,492
34,143	Phoenix Group Holdings	419,704

	Total Jersey, Channel Islands	770,196

Luxembourg — 0.2%
3,665	APERAM*	118,417
61,534	SES SA, ADR	2,278,938

	Total Luxembourg	2,397,355

Mexico — 0.3%
199,214	Grupo Financiero Banorte SAB de CV, Class O Shares	1,405,189
63,240	Grupo Televisa SAB, ADR	2,344,307

	Total Mexico	3,749,496

Netherlands — 5.2%
94,606	Aalberts Industries NV	2,623,373
973	Accell Group	17,535
94,373	Akzo Nobel NV	6,680,528
1,301	ASM International NV	50,535
13,535	ASML Holding NV	1,295,419
13,733	BE Semiconductor Industries NV	242,318
10,140	BinckBank NV	111,014
166,684	Delta Lloyd NV	4,017,294
20,682	Gemalto NV(b)	2,025,663
30,751	Heineken NV	2,342,532
733,493	ING Groep NV*	10,104,213
55,937	Koninklijke Boskalis Westminster NV	3,220,359
29,303	Koninklijke DSM NV	1,957,504
51,586	Koninklijke Vopak NV	2,645,949
319,031	PostNL NV*	1,599,010
527,171	Reed Elsevier NV	12,030,647
172,163	Royal Dutch Shell PLC, Class A Shares	6,961,773
823	SBM Offshore NV*	12,609
45,928	Unilever NV	1,909,866
10,228	USG People NV	132,056
2,044	Vastned Retail NV REIT	99,541

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Netherlands — 5.2% — (continued)
96	Wereldhave NV REIT	$8,840

	Total Netherlands	60,088,578

New Zealand — 0.1%
145,479	Air New Zealand Ltd.	267,294
117,391	Chorus Ltd.	172,238
19,534	Goodman Property Trust REIT	18,388
230,228	New Zealand Oil & Gas Ltd.	149,284
5,515	SKY Network Television Ltd.	30,449
10,957	SKYCITY Entertainment Group Ltd.	34,653
5,973	Warehouse Group Ltd. (The)	15,496

	Total New Zealand	687,802

Norway — 1.5%
780	Aker ASA, Class A Shares	28,783
25,633	Atea ASA	311,760
51,091	Austevoll Seafood ASA	325,420
39,435	Borregaard ASA	275,862
273,640	BW Offshore Ltd.	379,524
301,054	DNB ASA	5,643,731
167,570	Kvaerner ASA	288,386
535	Leroy Seafood Group ASA	19,806
285,227	Petroleum Geo-Services ASA	2,159,704
11,215	SpareBank 1 SMN	105,148
134,915	Statoil ASA	3,797,275
4,903	Storebrand ASA*	27,276
155,569	Telenor ASA	3,573,974

	Total Norway	16,936,649

Portugal — 0.0%
33,477	NOS SGPS	195,616
8,756	REN — Redes Energeticas Nacionais SGPS SA	31,265
67,873	Sonae SGPS SA	103,450

	Total Portugal	330,331

Singapore — 1.3%
258,000	Ascott Residence Trust REIT	255,178
245,000	Asian Pay Television Trust	175,583
138,000	Cambridge Industrial Trust REIT	77,890
6,759	Cape PLC	34,874
531,000	Chip Eng Seng Corp., Ltd.	378,276
574,000	DBS Group Holdings Ltd.	8,234,325
170,000	Frasers Commercial Trust REIT	190,561
297,000	Hong Fok Corp., Ltd.	236,583
1,154,000	k1 Ventures Ltd.	180,929
307,000	Religare Health Trust	224,883
6,000	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	4,829
952,000	Sembcorp Industries Ltd.	3,902,421
408,000	Sembcorp Marine Ltd.	1,293,704
29,000	United Engineers Ltd.	66,176
8,000	Venture Corp., Ltd.	51,439

	Total Singapore	15,307,651

South Korea — 2.0%
25,020	Hankook Tire Co., Ltd.*	1,297,754
8,181	Hyundai Motor Co.	1,880,307
68,025	KB Financial Group Inc.	2,781,738

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
South Korea — 2.0% — (continued)
13,556	Kia Motors Corp.	$818,635
53,586	Korea Electric Power Corp.	2,241,053
35,011	KT&G Corp.	3,277,311
19,219	LG Corp.	1,345,177
23,885	POSCO, ADR	1,977,678
2,509	Samsung Electronics Co., Ltd.	3,056,025
17,315	SK Telecom Co., Ltd.	4,670,025

	Total South Korea	23,345,703

Spain — 2.1%
74,693	ACS Actividades de Construccion y Servicios SA	3,151,069
69,468	Amadeus IT Holding SA, Class A Shares	2,587,061
97,960	Banco Bilbao Vizcaya Argentaria SA	1,187,505
4,040	Bankinter SA	33,519
3,198	Bolsas y Mercados Españoles SA	132,374
788	Carbures Europe SA*	21,720
28,802	Cie Automotive SA	404,335
188	Construcciones y Auxiliar de Ferrocarriles SA	74,428
2,570	Corp Financiera Alba SA	152,644
12,168	Ebro Foods SA	246,319
57,478	Grifols SA	2,680,676
2,919	Grupo Catalana Occidente SA	98,882
141,391	Inditex SA	4,098,253
169,874	Indra Sistemas SA	2,557,917
57,897	Papeles y Cartones de Europa SA	371,470
382,211	Prosegur Cia de Seguridad SA	2,592,453
36,729	Técnicas Reunidas SA	2,011,825
101,740	Telefonica SA	1,615,125

	Total Spain	24,017,575

Sweden — 1.2%
92,021	Atlas Copco AB, Class A Shares	2,686,628
3	Axfood AB	150
19,693	B&B Tools AB, Class B Shares	413,523
11,518	Bilia AB, Class A Shares	308,026
2,287	BillerudKorsnas AB	33,165
39,141	Bure Equity AB	169,994
5,826	Gunnebo AB	34,742
63,303	Hexagon AB, Class B Shares	2,076,256
1,680	Holmen AB, Class B Shares	53,704
69,789	Klovern AB	362,144
19,181	Kungsleden AB	130,404
29,562	Meda AB, Class A Shares	398,470
130	NCC AB, Class A Shares	4,199
51,618	Peab AB	370,035
7,690	Ratos AB, Class B Shares	62,451
9,137	SSAB AB, Class B Shares*	76,182
115,737	Svenska Cellulosa AB SCA, Class B Shares	2,789,099
40,324	Swedish Match AB	1,349,625
189,800	Telefonaktiebolaget LM Ericsson, Class B Shares	2,373,554

	Total Sweden	13,692,351

Switzerland — 10.8%
89,193	ABB Ltd., Class Registered Shares*	2,024,659
40,229	Adecco SA, Class Registered Shares*	3,048,508
31,442	Aryzta AG*	2,875,757
175	Autoneum Holding AG*	30,185

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Switzerland — 10.8% — (continued)
1,630	Barry Callebaut AG, Class Registered Shares*	$2,000,418
9,825	BKW AG	355,552
26,103	Cie Financiere Richemont SA, Class Registered Shares	2,491,061
112,685	Clariant AG, Class Registered Shares*	1,986,284
245,800	Credit Suisse Group AG, Class Registered Shares*	6,948,392
131,150	Ferrexpo PLC	287,320
2,110	Galenica AG, Class Registered Shares	2,000,617
515	GAM Holding AG*	10,021
11	Georg Fischer AG, Class Registered Shares*	7,286
1,577	Givaudan SA, Class Registered Shares*	2,620,972
845	Helvetia Holding AG, Class Registered Shares	420,710
18,852	Kudelski SA	281,523
135	Kuoni Reisen Holding AG, Class Registered Shares*	39,781
25,602	Logitech International SA, Class Registered Shares	352,138
81,154	Lonza Group, Class Registered Shares*	9,299,486
102,995	Nestlé SA, Class Registered Shares	8,001,512
217	Nobel Biocare Holding AG, Class Registered Shares*	3,956
219,872	Novartis AG, Class Registered Shares	19,750,897
78,161	Roche Holding AG	22,823,272
1,016	SGS SA, Class Registered Shares	2,257,001
1,421	Siegfried Holding AG, Class Registered Shares*	246,946
605	Sika AG	2,289,659
15,902	Sonova Holding AG, Class Registered Shares	2,545,752
4,270	Swatch Group AG (The)	2,318,351
15,330	Syngenta AG, Class Registered Shares	5,522,579
40,157	Temenos Group AG, Class Registered Shares	1,554,666
386,034	UBS AG, Class Registered Shares*	6,931,350
1,294	Valiant Holding AG, Class Registered Shares	121,041
1,446	Valora Holding AG, Class Registered Shares*	334,018
484	Vontobel Holding AG, Class Registered Shares	17,932
50,041	Wolseley PLC	2,688,682
32,459	Zurich Insurance Group AG*	9,800,052

	Total Switzerland	124,288,336

Taiwan — 0.2%
510,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,128,756

Thailand — 0.6%
1,876,100	CP ALL PCL	2,790,504
229,600	Kasikornbank PCL, NVDR	1,617,910
1,107,800	PTT Global Chemical PCL	2,168,076

	Total Thailand	6,576,490

United Kingdom — 18.3%
71,635	Afren PLC*	116,037
61,904	African Barrick Gold PLC	239,935
80,834	Aggreko PLC	2,283,127
48,494	Amlin PLC	362,131
1,396	Anglo Pacific Group PLC	3,756
176,529	ARM Holdings PLC	2,852,711
43,290	AstraZeneca PLC	3,296,876
34,462	Aveva Group PLC	1,204,911
384,076	Aviva PLC	3,322,625
127,219	Avocet Mining PLC*(b)	15,539
64,786	Balfour Beatty PLC	261,039
2,538,580	Barclays PLC	9,458,520
80,625	Barratt Developments PLC	495,312

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
United Kingdom — 18.3% — (continued)
16,726	Bellway PLC	$442,785
12,435	Berkeley Group Holdings PLC	495,281
707,775	BG Group PLC	14,114,808
837,231	BP PLC	6,676,259
91,464	British American Tobacco PLC	5,395,120
167,336	British Sky Broadcasting Group PLC	2,426,488
335,386	Britvic PLC	3,819,363
871,401	BT Group PLC, Class A Shares	5,599,116
97,838	Bunzl PLC	2,672,616
115,969	Burberry Group PLC	2,733,283
409,395	Cable & Wireless Communications PLC	336,783
119,096	Capita PLC	2,425,029
71,091	Carillion PLC	397,330
65,101	Chesnara PLC	358,381
3,240	Close Brothers Group PLC	72,766
33,437	Computacenter PLC	345,240
336,282	Debenhams PLC	370,665
160,503	Diageo PLC	4,727,618
56,506	Dignity PLC	1,341,292
187,705	Domino’s Pizza Group PLC	1,843,953
12,630	Drax Group PLC	131,601
2,324	DS Smith PLC	10,956
619	easyJet PLC	13,717
235,804	Essentra PLC	3,354,755
201,651	Evraz PLC	377,522
171,904	Firstgroup PLC*	362,680
13,768	Galliford Try PLC	295,906
39,762	Greggs PLC	360,820
29,587	Halfords Group PLC	234,383
23,995	Helical Bar PLC	134,070
135,866	Home Retail Group PLC	413,280
1,720,410	HSBC Holdings PLC	18,607,091
9,646	Hunting PLC	142,351
382,714	ICAP PLC	2,407,109
519	Immunodiagnostic Systems Holdings PLC	4,088
202,388	Inmarsat PLC	2,351,698
672,850	International Consolidated Airlines Group SA*	4,035,076
33,169	Interserve PLC	364,503
56,253	Intertek Group PLC	2,614,049
667,547	ITV PLC	2,339,985
61,840	Kingfisher PLC	311,687
22,475	Laird PLC	108,696
2,836	Lancashire Holdings Ltd.	29,492
5,700	Liberty Global PLC, Class A Shares*(b)	248,919
13,690	Liberty Global PLC, Class C Shares*	574,022
3,216,244	Lloyds Banking Group PLC*	4,073,027
159,263	Londonmetric Property PLC REIT	371,368
251,545	Man Group PLC	494,459
5,558	Mapeley Ltd.*(c)(d)	0
46,520	Marston’s PLC	114,357
6,294	Mitie Group PLC	32,987
23,462	Morgan Sindall Group PLC	327,011
84,851	National Express Group PLC	360,764
5,941	Pennon Group PLC	80,207
1,897	Persimmon PLC*	41,708
1,138,209	Premier Oil PLC	6,579,999

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
United Kingdom — 18.3% — (continued)
201,120	Prudential PLC	$4,840,963
72,343	Quindell PLC(b)	204,340
44,016	Reckitt Benckiser Group PLC	3,833,583
5,764	Redrow PLC	26,220
218,865	Rexam PLC	1,840,497
199,990	Rio Tinto PLC	10,715,923
341,872	Rolls-Royce Holdings PLC*	5,798,546
479,495	Royal Bank of Scotland Group PLC*	2,889,967
160,116	Royal Mail PLC	1,185,620
95,019	Safestore Holdings PLC REIT	338,359
195,187	Sage Group PLC (The)	1,275,313
10,749	Savills PLC	114,774
131,841	Scottish & Southern Energy PLC	3,321,232
291,307	Smith & Nephew PLC	5,051,778
46,092	Soco International PLC*	323,632
15,870	Spectris PLC	512,601
275,803	Spirit Pub Co. PLC	344,294
25,319	St. Ives PLC	91,401
264,000	Standard Chartered PLC(b)	5,353,002
163,049	Stobart Group Ltd.	339,542
17,319	Synergy Health PLC	430,895
92,624	Telecity Group PLC	1,139,085
97,867	TT Electronics PLC	275,964
123,685	Tullett Prebon PLC	555,474
124,675	Unilever PLC	5,498,120
32,013	Vesuvius PLC	247,115
2,660,373	Vodafone Group PLC	9,148,848
125,636	Weir Group PLC (The)	5,517,831
469,166	William Hill PLC	2,725,742
435	Workspace Group PLC REIT	4,483
131,992	WPP PLC	2,767,177
115,520	Xchanging PLC	352,939

	Total United Kingdom	209,876,298

United States — 0.5%
59,047	APR Energy PLC(b)	503,244
64,840	Carnival Corp.	2,456,139
69,957	Carnival PLC	2,615,883

	Total United States	5,575,266

	TOTAL COMMON STOCKS (Cost — $1,009,675,894)	1,092,795,142

WARRANTS — 0.3%
Luxembourg — 0.3%
1,089,623	Idea Cellular Ltd., (Restricted), expires 3/13/17*(e) (Cost — $2,345,728)	2,898,397

RIGHTS — 0.0%
Germany — 0.0%
31,257	Borussia Dortmund GmbH & Co. KGaA, expires 9/8/14*(c)	1,718

Portugal — 0.0%
23,313	Mota-Engil Africa SGPA SA, expires 12/31/14*(c)	10,505

	TOTAL RIGHTS (Cost — $0)	12,223

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units		Security	Value
PREFERRED STOCKS — 0.0%
Germany — 0.0%
63		Draegerwerk AG & Co. KGaA, 1.060%	$5,969
1,953		Villeroy & Boch AG, 3.215%	32,907

		Total Germany	38,876

Italy — 0.0%
63,113		Unipol Gruppo Finanziario SpA, 5.340%	316,666

		TOTAL PREFERRED STOCKS (Cost — $282,445)	355,542

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,012,304,067)	1,096,061,304

Face Amount†
SHORT-TERM INVESTMENTS (f) — 5.5%
MONEY MARKET FUND — 1.1%
$12,670,056		Invesco STIT — Government & Agency Portfolio(g) (Cost — $12,670,056)	12,670,056

TIME DEPOSITS — 4.4%
42,939,930		ANZ National Bank — London, 0.030% due 9/2/14	42,939,930
		BBH — Grand Cayman:
298,053	CHF	0.001% due 9/1/14	324,783
118,080	HKD	0.005% due 9/1/14	15,236
24,070	SGD	0.005% due 9/1/14	19,275
398	JPY	0.005% due 9/1/14	4
58,587	SEK	0.022% due 9/1/14	8,396
3	GBP	0.082% due 9/1/14	5
11	AUD	1.874% due 9/1/14	10
		DNB — Oslo:
170,307	NOK	0.526% due 9/1/14	27,522
6,939,110		0.030% due 9/2/14	6,939,110
		Wells Fargo — Grand Cayman:
205,945	EUR	(0.030)% due 9/1/14	270,704
30,418	GBP	0.082% due 9/1/14	50,442

		TOTAL TIME DEPOSITS (Cost — $50,595,417)	50,595,417

		TOTAL SHORT-TERM INVESTMENTS (Cost — $63,265,473)	63,265,473

		TOTAL INVESTMENTS — 100.9% (Cost — $1,075,569,540#)	1,159,326,777

		Liabilities in Excess of Other Assets — (0.9)%	(10,098,122)

		TOTAL NET ASSETS — 100.0%	$1,149,228,655

*	Non-income producing security.
(a)	Security trades on the Hong Kong exchange.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Illiquid security.
(e)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.4%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments
(g)	Represents investment of collateral received from securities lending transactions.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $1,081,920,441.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
SGD	— Singapore Dollar

Summary of Investments by Security Sector^
Financials	18.0%
Industrials	15.3
Consumer Discretionary	13.0
Health Care	10.5
Materials	8.1
Information Technology	7.9
Consumer Staples	7.3
Energy	6.8
Telecommunication Services	5.5
Utilities	2.2
Short-Term Investments	5.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 96.7%
Argentina — 0.4%
45,979	YPF SA, ADR	$1,519,146

Brazil — 15.2%
771,755	AMBEV SA, ADR	5,626,094
119,100	Banco Bradesco SA, ADR	2,172,384
454,385	Banco do Brasil SA	7,099,797
302,066	BB Seguridade Participações SA	4,820,970
460,070	BM&FBovespa SA	2,773,548
307,472	CCR SA	2,781,782
144,200	Cia Energética de Minas Gerais, ADR(a)	1,238,678
331,228	Cielo SA	6,206,411
135,900	Cyrela Brazil Realty SA Empreendimentos e Participações	861,152
252,100	EDP — Energias do Brasil SA	1,272,124
180,800	Estacio Participações SA	2,400,332
291,400	Gerdau SA, ADR	1,687,206
51,626	Grupo BTG Pactual	866,831
171,126	Itaú Unibanco Holding SA, ADR	3,080,268
40,900	Kroton Educacional SA	1,224,617
122,200	Localiza Rent a Car SA	2,174,591
67,600	Natura Cosméticos SA	1,237,982
118,100	Petróleo Brasileiro SA, ADR	2,457,661
328,344	Souza Cruz SA	3,073,254
26,290	Ultrapar Participações SA	677,281
201,200	Vale SA, Class B Shares, ADR(a)	2,627,672
181,700	Via Varejo SA*	2,028,490

	Total Brazil	58,389,125

China — 10.6%
129,000	AAC Technologies Holdings Inc.	840,020
4,329,000	Agricultural Bank of China Ltd., Class H Shares(b)	2,004,317
499,500	Anhui Conch Cement Co., Ltd., Class H Shares(a)(b)	1,803,769
1,584,000	Anton Oilfield Services Group(a)	680,297
8,445	Autohome Inc., ADR(a)*	401,898
34,462	Baidu Inc., ADR*	7,392,788
8,916	Bitauto Holdings Ltd., ADR*	783,092
6,275,380	China Construction Bank Corp., Class H Shares(b)	4,648,928
755,500	China Merchants Bank Co., Ltd., Class H Shares(b)	1,440,030
3,140,000	China National Materials Co., Ltd., Class H Shares(b)	756,744
660,000	China Oilfield Services Ltd., Class H Shares(b)	1,944,917
381,500	China Shenhua Energy Co., Ltd., Class H Shares(b)	1,100,911
1,096,000	CNOOC Ltd.	2,195,784
38,900	NetEase Inc., ADR	3,424,756
53,500	New Oriental Education & Technology Group Inc., ADR	1,220,335
333,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(b)	2,714,126
43,080	SouFun Holdings Ltd., ADR(a)	497,143
128,760	Tencent Holdings Ltd.	2,100,665
130,823	Tsingtao Brewery Co., Ltd., Class H Shares(b)	995,685
226,800	Weichai Power Co., Ltd., Class H Shares(b)	917,039
608,000	Zhuzhou CSR Times Electric Co., Ltd., Class H Shares(b)	2,098,966
1,256,600	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares(b)	777,015

	Total China	40,739,225

Colombia — 2.3%
33,100	Bancolombia SA, ADR(a)	2,094,568
328,600	Pacific Rubiales Energy Corp.	6,848,292

	Total Colombia	8,942,860

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Cyprus — 0.5%
36,290	Eurasia Drilling Co., Ltd., Class Registered Shares, GDR	$1,048,296
115,535	Globaltrans Investment PLC, Class Registered Shares, GDR	1,057,612

	Total Cyprus	2,105,908

Egypt — 0.4%
215,731	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	1,370,118

Greece — 0.5%
885,172	Piraeus Bank SA*	1,753,686

Hong Kong — 4.5%
54,313	China Mobile Ltd., ADR	3,382,614
1,769,000	China State Construction International Holdings Ltd.	2,852,081
38,850	Dairy Farm International Holdings Ltd.	403,869
258,264	Galaxy Entertainment Group Ltd.	1,943,437
1,660,200	Huabao International Holdings Ltd.	1,210,849
285,734	Link REIT (The)	1,695,653
379,460	Power Assets Holdings Ltd.	3,451,603
757,000	Techtronic Industries Co.	2,312,984

	Total Hong Kong	17,253,090

Hungary — 0.3%
67,063	OTP Bank PLC	1,159,048

India — 13.5%
182,856	Adani Ports & Special Economic Zone Ltd.	861,373
80,443	Asian Paints Ltd.	832,469
160,518	Aurobindo Pharma Ltd.	2,172,710
178,305	Axis Bank Ltd.	1,172,816
60,575	Axis Bank Ltd., Class Registered Shares, GDR	2,016,584
186,633	Cipla Ltd.	1,593,540
23,161	Colgate-Palmolive India Ltd.	590,147
130,543	Glenmark Pharmaceuticals Ltd.	1,547,154
213,100	Havells India Ltd.	1,002,623
49,170	HCL Technologies Ltd.	1,327,300
381,648	HDFC Bank Ltd.	5,317,345
39,200	HDFC Bank Ltd., ADR	1,947,848
260,959	Hindustan Unilever Ltd.	3,194,095
348,468	Housing Development Finance Corp.	6,183,571
57,800	ICICI Bank Ltd., ADR	3,092,300
933,789	ITC Ltd.	5,495,287
63,323	Kotak Mahindra Bank Ltd.	1,088,251
7,674	Nestle India Ltd.	770,266
208,824	Power Grid Corp. of India Ltd.	444,343
86,735	Reliance Industries Ltd.	1,440,148
120,881	Shriram Transport Finance Co., Ltd.	1,819,321
221,247	Sun Pharmaceutical Industries Ltd.	3,123,921
51,393	Tata Consultancy Services Ltd.	2,139,624
52,700	Tata Motors Ltd., ADR(a)	2,539,613
46,400	Westlife Development Ltd.*	257,522

	Total India	51,970,171

Indonesia — 4.1%
2,201,100	Astra International Tbk PT	1,425,502
1,270,534	Bank Central Asia Tbk PT	1,216,986
2,325,262	Bank Mandiri Persero Tbk PT	2,062,834
1,856,200	Bank Rakyat Indonesia Persero Tbk PT	1,767,247
497,218	Matahari Department Store Tbk PT	692,078
739,600	Semen Indonesia Persero Tbk PT	1,026,467

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Indonesia — 4.1% — (continued)
10,198,324	Telekomunikasi Indonesia Persero Tbk PT	$2,336,877
62,600	Telekomunikasi Indonesia Persero Tbk PT, ADR(a)	2,883,356
462,111	Unilever Indonesia Tbk PT	1,226,204
694,578	United Tractors Tbk PT	1,315,807

	Total Indonesia	15,953,358

Jersey, Channel Islands — 0.4%
10,117	Randgold Resources Ltd.	852,343
9,797	Randgold Resources Ltd., ADR	824,417

	Total Jersey, Channel Islands	1,676,760

Luxembourg — 0.1%
20,688	Oriflame Cosmetics SA(a)	395,705

Macau — 1.8%
786,593	Sands China Ltd.	5,112,741
433,000	Wynn Macau Ltd.	1,648,310

	Total Macau	6,761,051

Malaysia — 1.6%
80,286	British American Tobacco Malaysia Bhd	1,831,781
894,100	Genting Malaysia Bhd	1,279,465
567,699	Malayan Banking Bhd	1,819,011
206,800	Public Bank Bhd	1,265,181

	Total Malaysia	6,195,438

Mexico — 5.0%
4,433	Coca-Cola Femsa SAB de CV, ADR(a)	481,734
260,515	Fibra Uno Administracion SA de CV, REIT	939,024
28,256	Fomento Económico Mexicano SAB de CV, ADR	2,738,289
846,300	Genomma Lab Internacional SAB de CV, Class B Shares*	2,274,102
284,100	Grupo Financiero Banorte SAB de CV, Class O Shares	2,003,946
99,778	Grupo Financiero Santander Mexico SAB de CV, ADR	1,502,657
300,571	Grupo México SAB de CV, Class B Shares	1,095,825
54,314	Grupo Televisa SAB, ADR	2,013,420
64,527	Industrias Peñoles SAB de CV	1,644,057
379,000	Kimberly-Clark de México SAB de CV, Class A Shares	1,018,125
1,320,174	Wal-Mart de Mexico SAB de CV, Class V Shares	3,587,857

	Total Mexico	19,299,036

Netherlands — 0.6%
83,686	Yandex NV, Class A Shares(a)*	2,379,193

Pakistan — 0.6%
378,462	Oil & Gas Development Co., Ltd.	970,167
609,316	Pakistan Petroleum Ltd.	1,334,894

	Total Pakistan	2,305,061

Peru — 0.5%
12,700	Credicorp Ltd.	1,969,389

Philippines — 0.6%
32,300	Philippine Long Distance Telephone Co., ADR(a)	2,449,632

Poland — 0.2%
89,373	Eurocash SA(a)	963,011

Russia — 5.4%
927,257	Alrosa AO*	1,062,738
356,617	Gazprom OAO, ADR	2,555,082
18,121	Lukoil OAO, ADR	1,010,472

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Russia — 5.4% — (continued)
1,377	Magnit OJSC, Class Registered Shares, GDR	$80,173
15,873	Magnit OJSC, GDR(c)	923,809
25,000	Mail.ru Group Ltd., Class Registered Shares, GDR*	671,615
49,725	MegaFon OAO, GDR(c)	1,407,217
139,600	Mobile Telesystems OJSC, ADR	2,575,620
14,241	NovaTek OAO, Class Registered Shares, GDR	1,434,301
2,530,788	Sberbank of Russia*	4,996,466
155,375	TMK OAO, Class Registered Shares, GDR	1,516,770
135,633	X5 Retail Group NV, Class Registered Shares, GDR*	2,570,638

	Total Russia	20,804,901

Singapore — 0.3%
85,611	DBS Group Holdings Ltd.	1,228,134

South Africa — 4.9%
40,070	Bidvest Group Ltd. (The)	1,058,022
80,330	Exxaro Resources Ltd.(a)	1,138,621
59,407	Imperial Holdings Ltd.	1,061,227
55,653	MTN Group Ltd.	1,259,969
15,615	Naspers Ltd., Class N Shares	1,989,461
47,368	Nedbank Group Ltd.	1,017,736
322,862	PPC Ltd.	1,003,338
96,644	Remgro Ltd.	2,211,084
181,654	Sanlam Ltd.	1,126,477
132,226	Shoprite Holdings Ltd.	1,831,949
155,524	Standard Bank Group Ltd.	2,017,101
36,583	Tiger Brands Ltd.	1,055,470
82,351	Vodacom Group Ltd.	992,472
129,458	Woolworths Holdings Ltd.	966,422

	Total South Africa	18,729,349

South Korea — 7.6%
12,992	Coway Co., Ltd.	1,090,389
29,921	Halla Visteon Climate Control Corp.(a)	1,590,687
258,300	Hanwha Life Insurance Co., Ltd.	1,773,403
8,167	Hyundai Mobis Co., Ltd.	2,369,612
62,702	KB Financial Group Inc.	2,564,066
31,435	Kia Motors Corp.	1,898,333
59,060	Korea Aerospace Industries Ltd.	2,093,904
22,371	KT&G Corp.	2,094,105
1,180	Orion Corp.	1,016,456
5,743	Samsung Electronics Co., Ltd.	6,995,119
69,675	Shinhan Financial Group Co., Ltd.	3,601,638
47,124	SK Hynix Inc.*	2,113,276

	Total South Korea	29,200,988

Spain — 0.6%
230,596	Cemex Latam Holdings SA*	2,284,915

Taiwan — 4.3%
145,100	Catcher Technology Co., Ltd.*	1,470,833
153,401	Hiwin Technologies Corp.	1,500,243
314,054	Hon Hai Precision Industry Co., Ltd., Class Registered Shares, GDR	2,107,625
159,000	MediaTek Inc.	2,658,515
218,795	President Chain Store Corp.	1,658,998
616,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,571,204
219,115	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,588,268

	Total Taiwan	16,555,686

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Thailand — 2.6%
150,500	Advanced Info Service PCL	$984,954
182,400	Bangkok Bank PCL, Class Registered Shares	1,171,117
1,969,800	CP ALL PCL	2,929,873
185,600	Kasikornbank PCL	1,313,240
213,664	PTT Exploration & Production PCL	1,100,602
85,300	Siam Cement PCL (The), Class Registered Shares	1,175,054
2,627,400	Thai Beverage PCL	1,493,956

	Total Thailand	10,168,796

Turkey — 3.3%
325,824	Akbank TAS	1,247,568
306,861	Aselsan Elektronik Sanayi Ve Ticaret AS	1,367,622
13,290	Coca-Cola Icecek AS	313,065
854,505	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,071,985
101,336	Ford Otomotiv Sanayi AS*	1,333,200
432,388	KOC Holding AS	2,206,445
241,856	TAV Havalimanlari Holding AS	2,005,759
246,914	Turkcell Iletisim Hizmetleri AS*	1,449,733
656,102	Türkiye Is Bankasi, Class C Shares	1,701,995

	Total Turkey	12,697,372

United Kingdom — 3.4%
125,558	British American Tobacco PLC	7,382,389
104,139	SABMiller PLC	5,710,895

	Total United Kingdom	13,093,284

United States — 0.6%
23,800	First Cash Financial Services Inc.*	1,374,688
21,800	Freeport-McMoRan Inc.	792,866

	Total United States	2,167,554

	TOTAL COMMON STOCKS (Cost — $304,235,890)	372,480,990

PREFERRED STOCKS — 0.9%
Brazil — 0.9%
405,953	Itausa — Investimentos Itau SA, 0.594%	1,975,970
835,200	Marcopolo SA, 0.816%	1,622,399

	Total Brazil	3,598,369

India — 0.0%
1,910,034	Zee Entertainment Enterprises Ltd.*	25,879

	TOTAL PREFERRED STOCKS (Cost — $3,736,542)	3,624,248

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $307,972,432)	376,105,238

Face Amount
SHORT-TERM INVESTMENTS (d) — 7.2%
MONEY MARKET FUND — 4.7%
$17,939,497	Invesco STIT — Government & Agency Portfolio(e) (Cost — $17,939,497)	17,939,497

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Face Amount†		Security	Value
TIME DEPOSITS — 2.5%
$5,406,693		ANZ National Bank — London, 0.030% due 9/2/14	$5,406,693
		BBH — Grand Cayman:
11,615	EUR	(0.030)% due 9/1/14	15,267
1,668	HKD	0.005% due 9/1/14	215
32	GBP	0.082% due 9/1/14	54
4,359,205		JPMorgan Chase & Co. — Nassau, 0.030% due 9/2/14	4,359,205

		TOTAL TIME DEPOSITS (Cost — $9,781,434)	9,781,434

		TOTAL SHORT-TERM INVESTMENTS (Cost — $27,720,931)	27,720,931

		TOTAL INVESTMENTS — 104.8% (Cost — $335,693,363#)	403,826,169

		Liabilities in Excess of Other Assets — (4.8)%	(18,435,673)

		TOTAL NET ASSETS — 100.0%	$385,390,496

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security trades on the Hong Kong exchange.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.5%.
(e)	Represents investment of collateral received from securities lending transactions.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $344,973,844.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar

Summary of Investments by Security Sector^
Financials	26.6%
Consumer Staples	15.5
Information Technology	12.5
Consumer Discretionary	9.7
Energy	7.7
Industrials	6.9
Materials	5.1
Telecommunication Services	4.9
Health Care	2.7
Utilities	1.6
Short-Term Investments	6.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 30.6%
Aerospace & Defense — 0.1%
$79,000	A-	Precision Castparts Corp., Senior Unsecured Notes, 3.900% due 1/15/43	$78,687
		United Technologies Corp., Senior Unsecured Notes:
95,000	A	3.100% due 6/1/22	97,103
310,000	A	4.500% due 6/1/42	335,105

		Total Aerospace & Defense	510,895

Airlines — 0.5%
707,976	A-	American Airlines Class A Pass Through Trust Series 2013-2, Equipment Trust, 4.950% due 1/15/23	762,844
137,009	BBB+	Continental Airlines Inc. Class A Pass Through Trust, Series 1998-1, Pass Thru Certificates, 6.648% due 9/15/17	145,915
314,186	BBB+	Continental Airlines Inc. Class A-1 Pass Through Trust, Series 1999-2, Pass Thru Certificates, 7.256% due 3/15/20	355,816
906,364	A	Delta Air Lines Class A Pass Through Trust, Series 2009-1, Pass Thru Certificates, 7.750% due 12/17/19	1,061,579
403,216	BBB	JetBlue Airways G-1 Pass Through Trust, Series 2004-2, Pass Thru Certificates, 0.609% due 8/15/16(a)	399,183
625,000	BBB-	JetBlue Airways G-2 Pass Through Trust, Series 2004-2, Pass Thru Certificates, 0.684% due 11/15/16(a)	606,250
308,553	A+	Northwest Airlines Inc. Class A-1 Pass Through Trust, Series 2001-1, Pass Thru Certificates, 7.041% due 4/1/22	364,864
511,563	BBB+	UAL Pass Through Trust, Series 2009-1, Pass Thru Certificates, 10.400% due 11/1/16	570,393
59,360	BBB+	UAL Pass Through Trust, Series 2009-2A, Pass Thru Certificates, 9.750% due 1/15/17	67,225

		Total Airlines	4,334,069

Automobiles — 1.0%
		Daimler Finance North America LLC, Company Guaranteed Notes:
300,000	A-	2.300% due 1/9/15(b)	302,032
1,400,000	A-	1.650% due 4/10/15(b)	1,409,911
1,800,000	A-	1.300% due 7/31/15(b)	1,812,994
330,000	A-	2.625% due 9/15/16(b)	340,575
600,000	A-	2.950% due 1/11/17(b)	623,517
320,000	BBB-	Ford Motor Co., Senior Unsecured Notes, 4.750% due 1/15/43	336,265
		Volkswagen International Finance NV, Company Guaranteed Notes:
2,200,000	A-	1.625% due 3/22/15(b)	2,215,312
900,000	A-	2.875% due 4/1/16(b)	929,917

		Total Automobiles	7,970,523

Banks — 6.1%
1,400,000	A	Abbey National Treasury Services PLC, Company Guaranteed Notes, 3.875% due 11/10/14(b)	1,409,517
200,000	AA-	ANZ New Zealand International Ltd., Company Guaranteed Notes, 1.850% due 10/15/15(b)	202,715
800,000	A	Banco Santander Chile, Senior Unsecured Notes, 1.134% due 4/11/17(a)(b)	802,977
		Bank of America Corp.:
		Senior Unsecured Notes:
620,000	A-	1.500% due 10/9/15	625,914
495,000	A-	3.750% due 7/12/16	519,152
230,000	A-	6.500% due 8/1/16	252,922
600,000	A-	5.625% due 10/14/16	654,697
850,000	Baa2(c)	8.950% due 5/18/17(a)	943,168
1,584,000	Baa2(c)	9.570% due 6/6/17(a)	1,809,973
80,000	A-	5.750% due 12/1/17	89,814
3,250,000	A-	5.650% due 5/1/18	3,658,015
500,000	A-	5.000% due 5/13/21	559,882
100,000	A-	5.700% due 1/24/22	116,332

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 6.1% — (continued)
$830,000	A-	3.300% due 1/11/23	$823,994
490,000	A-	4.125% due 1/22/24	509,924
585,000	A-	4.000% due 4/1/24	603,804
480,000	A-	5.000% due 1/21/44	523,600
270,000	A-	4.875% due 4/1/44	290,014
270,000	BBB+	Subordinated Notes, 4.200% due 8/26/24	274,408
300,000	A-	Bank of America NA, Subordinated Notes, 6.100% due 6/15/17	336,007
780,000	Aaa(c)	Bank of Nova Scotia (The), Covered Notes, 1.650% due 10/29/15(b)	791,146
200,000	A-	Bank One Corp., Subordinated Notes, 4.900% due 4/30/15	205,676
		Barclays Bank PLC:
375,000	A	Senior Unsecured Notes, 3.750% due 5/15/24	383,885
100,000	BBB	Subordinated Notes, 5.140% due 10/14/20	109,304
320,000	A+	BNP Paribas SA, Senior Unsecured Notes, 2.375% due 9/14/17	327,265
800,000	A	BPCE SA, Company Guaranteed Notes, 0.801% due 11/18/16(a)	803,749
315,000	Baa2(c)	Caixa Economica Federal, Senior Unsecured Notes, 2.375% due 11/6/17(b)	307,030
644,000	BBB	Capital One Financial Corp., Senior Unsecured Notes, 3.500% due 6/15/23	649,569
800,000	BBB	Chase Capital III, Limited Guaranteed Notes, 0.784% due 3/1/27(a)	709,000
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
		Company Guaranteed Notes:
200,000	AA-	3.375% due 1/19/17	211,004
310,000	A	4.625% due 12/1/23	330,260
400,000	A-	Junior Subordinated Notes, 11.000%(a)(b)(d)	531,000
660,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 9.750%(d)	677,985
		Credit Suisse, Subordinated Notes:
471,000	BBB+	6.000% due 2/15/18	532,303
300,000	BBB+	5.400% due 1/14/20	338,278
770,000	Aaa(c)	Credit Suisse AG, Covered Notes, 2.600% due 5/27/16(b)	795,612
1,510,000	BBB-	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(b)	1,733,105
1,600,000	A	HSBC Bank USA NA, Subordinated Notes, 6.000% due 8/9/17	1,806,019
770,000	A	ING Bank NV, Senior Unsecured Notes, 3.750% due 3/7/17(b)	813,516
		Intesa Sanpaolo SpA, Company Guaranteed Notes:
700,000	BBB	3.125% due 1/15/16	718,397
810,000	BBB-	5.017% due 6/26/24(b)	819,152
		Lloyds Bank PLC:
210,000	BBB	Company Guaranteed Notes, 6.500% due 9/14/20(b)	245,480
2,300,000	BBB-	Junior Subordinated Notes, 12.000%(a)(b)(d)	3,392,500
600,000	BBB	M&T Bank Corp., Junior Subordinated Notes, 6.875%(d)	615,568
300,000	A	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(b)	328,525
		Royal Bank of Scotland Group PLC:
1,040,000	BB	Junior Subordinated Notes, 7.648%(a)(d)	1,232,400
		Senior Unsecured Notes:
1,070,000	BBB+	2.550% due 9/18/15	1,089,116
300,000	BBB+	6.400% due 10/21/19	353,179
		Subordinated Notes:
130,000	BB+	6.125% due 12/15/22	142,390
320,000	BB+	6.100% due 6/10/23	349,938
220,000	BB+	6.000% due 12/19/23	239,587
465,000	BB+	5.125% due 5/28/24	475,161
90,000	BBB-	Royal Bank of Scotland NV, Company Guaranteed Notes, 4.650% due 6/4/18	95,225
700,000	A-	Royal Bank of Scotland PLC (The), Company Guaranteed Notes, 4.875% due 3/16/15	715,728
219,000	BBB	Santander Holdings USA Inc., Senior Unsecured Notes, 3.450% due 8/27/18	230,077
200,000	BBB+	Santander U.S. Debt SAU, Company Guaranteed Notes, 3.724% due 1/20/15(b)	201,991
220,000	BBB+	Societe Generale SA, Subordinated Notes, 5.000% due 1/17/24(b)	230,805
330,000	A-	Standard Chartered PLC, Subordinated Notes, 5.700% due 3/26/44(b)	365,349
460,000	A	UBS AG, Senior Unsecured Notes, 3.875% due 1/15/15	465,933

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 6.1% — (continued)
$300,000	BBB-	VTB Bank OJSC Via VTB Capital SA, Senior Unsecured Notes, 6.465% due 3/4/15(b)(e)	$303,114
630,000	BBB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570%(a)(d)	620,550
		Wells Fargo & Co.:
4,200,000	A+	Senior Unsecured Notes, 0.534% due 6/2/17(a)	4,202,864
		Subordinated Notes:
330,000	A	3.450% due 2/13/23	332,650
299,000	A	4.480% due 1/16/24	320,986
100,000	A	4.100% due 6/3/26	102,437
175,000	A	5.375% due 11/2/43	199,937
170,000	A	5.606% due 1/15/44	200,366
250,000	A+	Wells Fargo Bank NA, Subordinated Notes, 6.000% due 11/15/17	284,533
210,000	BBB+	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	215,250
		Westpac Banking Corp.:
		Covered Notes:
1,075,000	Aaa(c)	1.375% due 7/17/15(b)	1,084,442
685,000	Aaa(c)	2.000% due 5/21/19(b)	686,274
480,000	AA-	Senior Unsecured Notes, 4.875% due 11/19/19	542,636

		Total Banks	48,465,075

Beverages — 0.9%
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
1,200,000	A	4.125% due 1/15/15	1,216,257
620,000	A	5.000% due 4/15/20	702,497
585,000	A	2.500% due 7/15/22	574,310
545,000	A-	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	600,230
213,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	240,154
200,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	200,340
2,400,000	A-	Foster’s Finance Corp., Company Guaranteed Notes, 4.875% due 10/1/14(b)(e)	2,408,193
120,000	BBB+	Heineken NV, Senior Unsecured Notes, 1.400% due 10/1/17(b)	119,663
50,000	BBB+	Molson Coors Brewing Co., Company Guaranteed Notes, 3.500% due 5/1/22	51,474
		PepsiCo Inc., Senior Unsecured Notes:
450,000	A-	0.700% due 8/13/15	451,882
310,000	A-	7.900% due 11/1/18	382,643
		Pernod-Ricard SA, Senior Unsecured Notes:
200,000	BBB-	2.950% due 1/15/17(b)	207,164
390,000	BBB-	4.450% due 1/15/22(b)	419,891

		Total Beverages	7,574,698

Biotechnology — 0.1%
		Amgen Inc., Senior Unsecured Notes:
110,000	A	3.625% due 5/22/24	112,079
120,000	A	5.150% due 11/15/41	133,278
150,000	A	5.375% due 5/15/43	173,137
250,000	A-	Gilead Sciences Inc., Senior Unsecured Notes, 3.700% due 4/1/24	261,245

		Total Biotechnology	679,739

Capital Markets — 1.3%
345,000	A+	Bank of New York Mellon Corp. (The), Senior Unsecured Notes, 3.400% due 5/15/24	353,978
450,000	BB+	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000%(a)(d)	357,750
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,400,000	A-	5.500% due 11/15/14	1,414,438
1,100,000	A-	5.125% due 1/15/15	1,118,764
1,200,000	A-	3.300% due 5/3/15	1,222,865
515,000	A-	3.700% due 8/1/15	529,686
800,000	A-	6.250% due 9/1/17	905,766
225,000	A-	2.375% due 1/22/18	228,719

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
Capital Markets — 1.3% — (continued)
$950,000		A-	6.150% due 4/1/18	$1,082,946
624,000		A-	2.900% due 7/19/18	642,047
150,000		A-	7.500% due 2/15/19	181,461
1,060,000		A-	6.000% due 6/15/20	1,235,006
40,000		A-	5.250% due 7/27/21	45,118
630,000		A-	6.250% due 2/1/41	792,124
650,000		NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17(e)(f)(q)	0

			Total Capital Markets	10,110,668

Chemicals — 0.1%
160,000		BB	Eagle Spinco Inc., Company Guaranteed Notes, 4.625% due 2/15/21	161,000
140,000		BBB+	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	153,779
200,000		BBB	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	239,431
60,000		A-	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	67,908
190,000		A-	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	220,900

			Total Chemicals	843,018

Commercial Services & Supplies — 0.1%
			Waste Management Inc., Company Guaranteed Notes:
40,000		A-	4.600% due 3/1/21	44,675
110,000		A-	3.500% due 5/15/24	112,132
70,000		A-	7.375% due 5/15/29	94,283
150,000		B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(b)	146,250

			Total Commercial Services & Supplies	397,340

Consumer Finance — 1.3%
			Ally Financial Inc., Company Guaranteed Notes:
1,900,000		BB	8.300% due 2/12/15	1,960,563
200,000		BB	8.000% due 3/15/20	243,500
			Ford Motor Credit Co. LLC, Senior Unsecured Notes:
200,000		BBB-	2.750% due 5/15/15	203,060
695,000		BBB-	12.000% due 5/15/15	749,849
1,300,000		BBB-	5.625% due 9/15/15	1,364,436
1,425,000		BBB-	1.700% due 5/9/16	1,440,950
700,000		BBB-	0.684% due 11/8/16(a)	700,063
500,000		BBB-	6.625% due 8/15/17	571,440
225,000		BBB-	1.724% due 12/6/17	224,787
610,000		BBB-	8.125% due 1/15/20	775,299
100,000		BBB+	Hyundai Capital America, Senior Unsecured Notes, 2.125% due 10/2/17(b)	101,453
			Navient LLC, Senior Unsecured Notes:
1,100,000		BB	6.000% due 1/25/17	1,185,250
360,000		BB	8.000% due 3/25/20	416,700
100,000	DKK	AAA	Nykredit Realkredit AS, Covered Notes, 2.000% due 4/1/15	17,826
200,000	DKK	AAA	Realkredit Danmark AS, Covered Notes, 2.000% due 4/1/15	35,660
410,000		AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.250% due 10/5/17	409,458

			Total Consumer Finance	10,400,294

Containers & Packaging — 0.0%
170,000		BB+	Ball Corp., Company Guaranteed Notes, 5.750% due 5/15/21	180,200
			Rock-Tenn Co., Company Guaranteed Notes:
120,000		BBB	3.500% due 3/1/20	124,259
20,000		BBB	4.000% due 3/1/23	20,668

			Total Containers & Packaging	325,127

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Diversified Financial Services — 4.2%
		American Express Co.:
$72,000	BBB+	Senior Unsecured Notes, 2.650% due 12/2/22	$70,740
310,000	BBB-	Subordinated Notes, 6.800% due 9/1/66(a)	337,125
415,000	AAA	Asian Development Bank, Senior Unsecured Notes, 0.750% due 1/11/17	415,234
1,200,000	BB(g)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/1/21(b)	1,266,000
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A	6.400% due 10/2/17	22,843
2,280,000	A	7.250% due 2/1/18	2,687,753
400,000	A+	Caisse Centrale Desjardins, Senior Unsecured Notes, 2.650% due 9/16/15(b)	408,873
1,400,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(b)	1,554,983
		Citigroup Inc.:
		Senior Unsecured Notes:
2,085,000	A-	1.250% due 1/15/16	2,096,388
1,200,000	A-	1.194% due 7/25/16(a)	1,212,123
500,000	A-	2.500% due 9/26/18	508,071
		Subordinated Notes:
1,400,000	BBB+	5.000% due 9/15/14	1,401,984
200,000	BBB+	4.875% due 5/7/15	205,658
250,000	BBB+	5.500% due 9/13/25	280,678
30,000	BBB+	6.625% due 6/15/32	36,522
280,000	BBB+	6.675% due 9/13/43	357,415
100,000	A-	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(b)	131,765
1,200,000	A-	Farmers Exchange Capital II, Subordinated Notes, 6.151% due 11/1/53(a)(b)	1,380,354
240,000	Aaa(c)	FMS Wertmanagement AoeR, Government Guaranteed Notes, 1.125% due 9/5/17	240,357
		General Electric Capital Corp.:
		Senior Unsecured Notes:
820,000	AA+	5.625% due 5/1/18	933,723
90,000	AA+	5.550% due 5/4/20	104,710
250,000	AA+	4.650% due 10/17/21	280,519
1,025,000	AA+	0.714% due 8/15/36(a)	885,447
425,000	AA+	6.150% due 8/7/37	543,039
160,000	AA+	6.875% due 1/10/39	222,312
		Subordinated Notes:
170,000	AA	5.300% due 2/11/21	195,194
710,000	AA-	6.375% due 11/15/67(a)	789,094
430,000	A-	HSBC Finance Corp., Senior Subordinated Notes, 6.676% due 1/15/21	516,798
130,000	BBB-	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 5.875% due 2/1/22	136,175
270,000	B+	ILFC E-Capital Trust II, Limited Guaranteed Notes, 6.250% due 12/21/65(a)(b)	269,325
		International Lease Finance Corp.:
		Senior Secured Notes:
500,000	BBB-	6.500% due 9/1/14(b)	500,000
880,000	BBB-	6.750% due 9/1/16(b)	964,700
590,000	BBB-	7.125% due 9/1/18(b)	678,500
565,000	BB+	Senior Unsecured Notes, 8.625% due 9/15/15	607,022
		John Deere Capital Corp., Senior Unsecured Notes:
130,000	A	2.250% due 4/17/19	132,070
70,000	A	1.700% due 1/15/20	68,768
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
1,400,000	A	3.400% due 6/24/15	1,432,304
1,800,000	A	1.100% due 10/15/15	1,808,548
480,000	A	3.450% due 3/1/16	498,778
745,000	A	2.000% due 8/15/17	756,696
295,000	A	6.000% due 1/15/18	335,341

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Diversified Financial Services — 4.2% — (continued)
$90,000	A	4.400% due 7/22/20	$98,176
1,005,000	A	3.625% due 5/13/24	1,026,017
		Subordinated Notes:
170,000	A-	5.150% due 10/1/15	177,831
630,000	A-	6.125% due 6/27/17	707,489
200,000	A-	3.375% due 5/1/23	197,186
400,000	A	Unsecured Notes, 0.784% due 4/25/18(a)	402,230
900,000	BBB	JPMorgan Chase Capital XXIII, Limited Guaranteed Notes, 1.234% due 5/15/47(a)	746,550
500,000	BBB-	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(b)	639,610
335,000	A+	Prudential Holdings LLC, Senior Secured Notes, 8.695% due 12/18/23(b)	427,308
		State Street Corp.:
470,000	BBB+	Junior Subordinated Notes, 4.956% due 3/15/18	513,796
250,000	A	Senior Subordinated Notes, 3.100% due 5/15/23	247,361
303,938	Baa2(c)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(b)	321,477
750,000	A	ZFS Finance USA Trust II, Junior Subordinated Notes, 6.450% due 12/15/65(a)(b)	808,125

		Total Diversified Financial Services	33,587,085

Diversified Telecommunication Services — 1.2%
		AT&T Inc., Senior Unsecured Notes:
570,000	A-	5.100% due 9/15/14	570,844
330,000	A-	5.500% due 2/1/18	372,541
10,000	A-	5.800% due 2/15/19	11,619
70,000	A-	4.300% due 12/15/42	68,337
220,000	A-	4.350% due 6/15/45	215,125
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	236,429
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
120,000	B+	8.500% due 11/1/19	126,300
60,000	B+	7.500% due 4/1/21	65,175
300,000	B+	5.500% due 8/1/23	300,000
		Verizon Communications Inc., Senior Unsecured Notes:
1,800,000	BBB+	0.700% due 11/2/15	1,802,990
1,100,000	BBB+	2.500% due 9/15/16	1,134,742
40,000	BBB+	6.350% due 4/1/19	47,075
100,000	BBB+	3.450% due 3/15/21	103,812
1,992,000	BBB+	5.150% due 9/15/23	2,256,976
253,000	BBB+	4.150% due 3/15/24	268,020
284,000	BBB+	6.400% due 9/15/33	359,122
703,000	BBB+	6.550% due 9/15/43	906,786
294,000	BBB+	4.862% due 8/21/46(b)	309,452
307,000	BBB+	5.012% due 8/21/54(b)	321,727
34,000	A-	Vodafone Group PLC, Senior Unsecured Notes, 4.375% due 2/19/43	33,251

		Total Diversified Telecommunication Services	9,510,323

Electric Utilities — 1.4%
		Berkshire Hathaway Energy Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	311,353
275,000	BBB+	6.500% due 9/15/37	364,028
36,000	BB	Calpine Corp., Senior Secured Notes, 7.875% due 1/15/23(b)	40,140
215,000	BBB+	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	256,103
		Dominion Resources Inc., Senior Unsecured Notes:
105,000	BBB+	7.195% due 9/15/14	105,218
390,000	BBB+	5.200% due 8/15/19	444,197
110,000	BBB	Duke Energy Corp., Senior Unsecured Notes, 3.550% due 9/15/21	116,024
195,000	A	Duke Energy Florida Inc., 1st Mortgage Notes, 5.900% due 3/1/33	241,742

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Electric Utilities — 1.4% — (continued)
$750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(b)	$888,675
920,000	A-	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,109,421
105,000	BBB-	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	121,710
		FirstEnergy Corp., Senior Unsecured Notes:
100,000	BB+	2.750% due 3/15/18	101,217
930,000	BB+	7.375% due 11/15/31	1,132,435
55,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	64,223
364,312	BBB-	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	415,244
		IPALCO Enterprises Inc., Senior Secured Notes:
750,000	BB+	7.250% due 4/1/16(b)	811,875
350,000	BB+	5.000% due 5/1/18	372,750
775,000	BBB+	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	982,356
487,147	BB-	Mirant Mid Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	549,867
250,000	BBB	Ohio Power Co., Senior Unsecured Notes, 6.050% due 5/1/18	287,177
80,000	A	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 7.000% due 9/1/22	103,183
370,000	BBB	Pacific Gas & Electric Co., Senior Unsecured Notes, 6.050% due 3/1/34	465,156
235,000	A	PacifiCorp, 1st Mortgage Notes, 4.100% due 2/1/42	242,318
500,000	BBB-	PNM Resources Inc., Senior Unsecured Notes, 9.250% due 5/15/15	528,958
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	601,166
200,000	A-	Texas-New Mexico Power Co., 1st Mortgage Notes, 6.950% due 4/1/43(b)	274,156
		Virginia Electric & Power Co., Senior Unsecured Notes:
125,000	A-	6.000% due 5/15/37	161,544
25,000	A-	6.350% due 11/30/37	33,959
250,000	A-	4.000% due 1/15/43	251,555

		Total Electric Utilities	11,377,750

Electrical Equipment — 0.0%
30,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	31,687

Electronic Equipment, Instruments & Components — 0.0%
303,000	BBB-	Jabil Circuit Inc., Senior Unsecured Notes, 8.250% due 3/15/18	358,298

Energy Equipment & Services — 0.1%
		Access Midstream Partners LP/ACMP Finance Corp., Company Guaranteed Notes:
60,000	BB+	5.875% due 4/15/21	64,050
180,000	BB+	6.125% due 7/15/22	196,650
30,000	BB+	4.875% due 3/15/24	31,620
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(b)	421,486

		Total Energy Equipment & Services	713,806

Food & Staples Retailing — 0.3%
		CVS Caremark Corp., Senior Unsecured Notes:
1,600,000	BBB+	3.250% due 5/18/15	1,631,952
420,000	BBB+	2.750% due 12/1/22	411,925
275,020	BBB+	CVS Pass-Through Trust, Pass Thru Certificates, 6.036% due 12/10/28	319,765
90,000	BBB	Kroger Co. (The), Company Guaranteed Notes, 6.900% due 4/15/38	120,470

		Total Food & Staples Retailing	2,484,112

Food Products — 0.7%
2,200,000	BBB-	ConAgra Foods Inc., Senior Unsecured Notes, 0.603% due 7/21/16(a)	2,202,669
180,000	BB-	HJ Heinz Co., Secured Notes, 4.250% due 10/15/20	182,700
2,500,000	BBB	Kraft Foods Group Inc., Senior Unsecured Notes, 1.625% due 6/4/15	2,522,237
		Mondelez International Inc., Senior Unsecured Notes:
348,000	BBB-	5.375% due 2/10/20	398,562
270,000	BBB-	4.000% due 2/1/24	284,402

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Food Products — 0.7% — (continued)
		Wm Wrigley Jr Co., Senior Unsecured Notes:
$50,000	A-	2.400% due 10/21/18(b)	$50,875
180,000	A-	2.900% due 10/21/19(b)	184,787
60,000	A-	3.375% due 10/21/20(b)	62,004

		Total Food Products	5,888,236

Health Care Equipment & Supplies — 0.4%
185,000	A-	Baxter International Inc., Senior Unsecured Notes, 3.200% due 6/15/23	185,964
2,900,000	A	Covidien International Finance SA, Company Guaranteed Notes, 1.350% due 5/29/15	2,919,775
		Medtronic Inc., Senior Unsecured Notes:
150,000	AA-	4.450% due 3/15/20	166,837
100,000	AA-	5.550% due 3/15/40	121,857

		Total Health Care Equipment & Supplies	3,394,433

Health Care Providers & Services — 0.7%
30,000	A+	Catholic Health Initiatives, Secured Notes, 4.350% due 11/1/42	29,921
560,000	B-	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.000% due 11/15/19	610,400
20,000	B+	DaVita HealthCare Partners Inc., Company Guaranteed Notes, 5.125% due 7/15/24	20,325
		Fresenius Medical Care US Finance Inc., Company Guaranteed Notes:
120,000	BB+	6.500% due 9/15/18(b)	134,400
20,000	BB+	5.750% due 2/15/21(b)	21,800
		HCA Inc., Company Guaranteed Notes:
600,000	B-	6.375% due 1/15/15	610,500
120,000	B-	7.190% due 11/15/15	127,500
29,000	B-	6.500% due 2/15/16	30,849
210,000	B-	7.500% due 2/15/22	245,175
		Humana Inc., Senior Unsecured Notes:
400,000	BBB+	6.450% due 6/1/16	437,622
60,000	BBB+	3.150% due 12/1/22	60,042
70,000	BBB+	4.625% due 12/1/42	71,564
1,000,000	AA	Providence Health & Services Obligated Group, Unsecured Notes, 1.185% due 10/1/17(a)	1,006,781
76,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/1/19(b)	88,861
705,000	A	UnitedHealth Group Inc., Senior Unsecured Notes, 3.375% due 11/15/21	736,795
		WellPoint Inc., Senior Unsecured Notes:
80,000	A-	1.250% due 9/10/15	80,515
30,000	A-	5.875% due 6/15/17	33,593
510,000	A-	3.125% due 5/15/22	511,553
530,000	A-	3.300% due 1/15/23	532,306
120,000	A-	4.650% due 8/15/44	124,492

		Total Health Care Providers & Services	5,514,994

Hotels, Restaurants & Leisure — 0.2%
390,000	B	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/21(b)	414,131
		MGM Resorts International, Company Guaranteed Notes:
500,000	B+	6.875% due 4/1/16	538,750
700,000	B+	7.500% due 6/1/16	763,000

		Total Hotels, Restaurants & Leisure	1,715,881

Household Durables — 0.0%
		Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes:
80,000	BB-	7.750% due 4/15/20(b)	87,000
150,000	BB-	5.250% due 4/15/21(b)	152,250

		Total Household Durables	239,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Household Products — 0.0%
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes:
$100,000	B+	7.125% due 4/15/19	$104,125
200,000	B+	7.875% due 8/15/19	217,500

		Total Household Products	321,625

Independent Power and Renewable Electricity Producers — 0.1%
		AES Corp., Senior Unsecured Notes:
40,000	BB-	7.750% due 10/15/15	42,600
60,000	BB-	7.375% due 7/1/21	69,000
90,000	BB-	4.875% due 5/15/23	88,875
195,000	BBB	Exelon Generation Co. LLC, Senior Unsecured Notes, 4.250% due 6/15/22	203,932

		Total Independent Power and Renewable Electricity Producers	404,407

Industrial Conglomerates — 0.2%
		Eaton Corp., Company Guaranteed Notes:
80,000	A-	1.500% due 11/2/17	80,089
320,000	A-	2.750% due 11/2/22	313,333
160,000	A-	4.150% due 11/2/42	159,912
		General Electric Co., Senior Unsecured Notes:
170,000	AA+	0.850% due 10/9/15	170,788
245,000	AA+	2.700% due 10/9/22	242,358
220,000	AA+	4.500% due 3/11/44	240,446

		Total Industrial Conglomerates	1,206,926

Insurance — 0.8%
		American International Group Inc., Senior Unsecured Notes:
400,000	A-	5.450% due 5/18/17	443,601
330,000	A-	4.875% due 6/1/22	370,997
90,000	AA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.300% due 5/15/43	92,507
80,000	BBB-	Genworth Holdings Inc., Company Guaranteed Notes, 4.800% due 2/15/24	84,221
90,000	BBB	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	89,219
870,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	985,275
		Metropolitan Life Global Funding I:
350,000	AA-	Secured Notes, 1.500% due 1/10/18(b)	349,107
1,100,000	AA-	Senior Secured Notes, 1.700% due 6/29/15(b)(e)	1,112,219
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 5.810% due 12/15/24(a)(b)	860,625
625,000	AA+	New York Life Global Funding, Secured Notes, 0.800% due 2/12/16(b)	627,181
		Prudential Financial Inc., Senior Unsecured Notes:
200,000	A	3.875% due 1/14/15	202,415
390,000	A	7.375% due 6/15/19	480,128
230,000	AA-	Swiss Re Treasury US Corp., Company Guaranteed Notes, 2.875% due 12/6/22(b)	223,960
290,000	AA-	Teachers Insurance & Annuity Association of America, Subordinated Notes, 6.850% due 12/16/39(b)	392,091
50,000	BBB-	Voya Financial Inc., Company Guaranteed Notes, 2.900% due 2/15/18	51,782

		Total Insurance	6,365,328

Life Sciences Tools & Services — 0.0%
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
120,000	BBB	3.600% due 8/15/21	125,076
20,000	BBB	5.300% due 2/1/44	22,869

		Total Life Sciences Tools & Services	147,945

Machinery — 0.0%
280,000	BBB-	AGCO Corp., Senior Unsecured Notes, 5.875% due 12/1/21	321,304

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Media — 1.8%
		21st Century Fox America Inc., Company Guaranteed Notes:
$200,000	BBB+	5.300% due 12/15/14	$202,834
30,000	BBB+	4.500% due 2/15/21	33,045
125,000	BBB+	8.500% due 2/23/25	167,503
25,000	BBB+	6.200% due 12/15/34	31,047
10,000	BBB+	6.900% due 8/15/39	13,296
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
130,000	B	7.000% due 1/15/19	136,656
555,000	B	8.125% due 4/30/20	596,625
45,000	B	6.500% due 4/30/21	47,981
200,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	291,368
		Comcast Corp., Company Guaranteed Notes:
30,000	A-	5.875% due 2/15/18	34,384
540,000	A-	5.700% due 5/15/18	617,942
170,000	A-	4.200% due 8/15/34	175,276
80,000	A-	6.500% due 11/15/35	105,566
50,000	A-	6.950% due 8/15/37	69,085
90,000	A-	6.550% due 7/1/39	120,656
185,000	A-	4.650% due 7/15/42	198,490
85,000	A-	4.750% due 3/1/44	93,428
		Cox Communications Inc., Senior Unsecured Notes:
170,000	BBB	8.375% due 3/1/39(b)	248,679
10,000	BBB	4.700% due 12/15/42(b)	10,005
		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Company Guaranteed Notes:
620,000	BBB	3.500% due 3/1/16	644,337
271,000	BBB	3.800% due 3/15/22	282,913
		Discovery Communications LLC, Company Guaranteed Notes:
2,700,000	BBB	3.700% due 6/1/15	2,764,705
24,000	BBB	4.875% due 4/1/43	25,188
		DISH DBS Corp., Company Guaranteed Notes:
850,000	BB-	6.625% due 10/1/14	854,250
900,000	BB-	7.750% due 5/31/15	945,000
20,000	BB-	5.125% due 5/1/20	20,550
80,000	BB-	6.750% due 6/1/21	89,696
60,000	BB-	5.875% due 7/15/22	63,822
900,000	A-	NBCUniversal Enterprise Inc., Company Guaranteed Notes, 0.771% due 4/15/16(a)(b)	902,372
220,000	A-	NBCUniversal Media LLC, Company Guaranteed Notes, 4.450% due 1/15/43	231,195
200,000	B+	Numericable Group SA, Senior Secured Notes, 6.000% due 5/15/22(b)	206,250
44,000	BBB+	Omnicom Group Inc., Company Guaranteed Notes, 5.900% due 4/15/16	47,505
598,000	A-	Scripps Networks Interactive Inc., Senior Unsecured Notes, 2.700% due 12/15/16	620,225
		Time Warner Cable Inc., Company Guaranteed Notes:
510,000	BBB	8.250% due 4/1/19	642,228
170,000	BBB	6.550% due 5/1/37	218,517
60,000	BBB	5.875% due 11/15/40	72,530
40,000	BBB	5.500% due 9/1/41	46,470
80,000	BBB	Time Warner Entertainment Co. LP, Company Guaranteed Notes, 8.375% due 7/15/33	120,628
		Time Warner Inc., Company Guaranteed Notes:
1,100,000	BBB	3.150% due 7/15/15	1,125,531
100,000	BBB	4.700% due 1/15/21	110,636
110,000	BBB	4.750% due 3/29/21	122,093
370,000	BBB	7.700% due 5/1/32	523,754
30,000	BBB	6.250% due 3/29/41	36,839
		Univision Communications Inc., Senior Secured Notes:
160,000	B+	7.875% due 11/1/20(b)	175,200
100,000	B+	5.125% due 5/15/23(b)	105,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Media — 1.8% — (continued)
$150,000	BBB	Viacom Inc., Senior Unsecured Notes, 4.250% due 9/1/23	$158,185
110,000	BBB	WPP Finance UK, Company Guaranteed Notes, 8.000% due 9/15/14	110,250

		Total Media	14,459,985

Metals & Mining — 1.1%
740,000	BBB	Barrick Gold Corp., Senior Unsecured Notes, 4.100% due 5/1/23	751,853
200,000	BBB	Barrick North America Finance LLC, Company Guaranteed Notes, 4.400% due 5/30/21	210,715
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
370,000	A+	6.500% due 4/1/19	443,547
240,000	A+	5.000% due 9/30/43	275,454
		Cliffs Natural Resources Inc., Senior Unsecured Notes:
340,000	BBB-	4.200% due 1/15/18(h)	342,658
60,000	BBB-	4.800% due 10/1/20(h)	57,056
100,000	AA-	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes, 4.750% due 10/15/14(b)	100,414
		FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes:
110,000	BB	6.875% due 2/1/18(b)	115,947
180,000	BB	6.875% due 4/1/22(b)	196,762
10,000	BBB	Freeport-McMoRan Inc., Company Guaranteed Notes, 2.375% due 3/15/18	10,145
		Glencore Finance Canada Ltd., Company Guaranteed Notes:
2,100,000	BBB	2.850% due 11/10/14(b)	2,108,599
320,000	BBB	2.050% due 10/23/15(b)	323,617
280,000	BBB	2.700% due 10/25/17(b)	287,541
470,000	A-	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 9.000% due 5/1/19	612,246
175,000	A-	Rio Tinto Finance USA PLC, Company Guaranteed Notes, 4.125% due 8/21/42	172,763
660,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	646,041
		Vale Overseas Ltd., Company Guaranteed Notes:
1,642,000	A-	4.375% due 1/11/22	1,722,261
260,000	A-	6.875% due 11/21/36	307,801

		Total Metals & Mining	8,685,420

Oil, Gas & Consumable Fuels — 3.1%
140,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	194,816
		Anadarko Petroleum Corp., Senior Unsecured Notes:
308,000	BBB-	5.950% due 9/15/16	338,331
827,000	BBB-	6.375% due 9/15/17	943,656
170,000	BBB-	6.450% due 9/15/36	218,752
540,000	A-	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	596,218
90,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	95,850
		BP Capital Markets PLC, Company Guaranteed Notes:
225,000	A	4.742% due 3/11/21	252,559
360,000	A	3.245% due 5/6/22	367,985
160,000	A	2.750% due 5/10/23	155,882
225,000	BBB+	Cameron International Corp., Senior Unsecured Notes, 7.000% due 7/15/38	301,399
300,000	BB+	Chesapeake Energy Corp., Company Guaranteed Notes, 6.875% due 11/15/20	349,500
		Concho Resources Inc., Company Guaranteed Notes:
90,000	BB+	6.500% due 1/15/22	99,000
50,000	BB+	5.500% due 10/1/22	53,750
230,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	273,367
170,000	BB	Consol Energy Inc., Company Guaranteed Notes, 6.375% due 3/1/21	181,050
		Continental Resources Inc., Company Guaranteed Notes:
120,000	BBB-	4.500% due 4/15/23	129,814
145,000	BBB-	4.900% due 6/1/44(b)	153,804
290,000	BBB+	Devon Energy Corp., Senior Unsecured Notes, 5.600% due 7/15/41	341,537
220,000	BBB	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 5/28/45	238,361
430,000	BBB-	El Paso Natural Gas Co. LLC, Senior Unsecured Notes, 8.625% due 1/15/22	561,246

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 3.1% — (continued)
$460,000	BBB	El Paso Pipeline Partners Operating Co. LLC, Company Guaranteed Notes, 6.500% due 4/1/20	$537,365
		Energy Transfer Partners LP, Senior Unsecured Notes:
500,000	BBB-	8.250% due 11/15/29	715,608
158,000	BBB-	6.500% due 2/1/42	190,492
		Enterprise Products Operating LLC, Company Guaranteed Notes:
900,000	BBB+	3.700% due 6/1/15	920,861
160,000	BBB+	6.300% due 9/15/17	183,060
100,000	BBB+	5.700% due 2/15/42	119,639
190,000	BBB+	5.100% due 2/15/45	210,217
600,000	BBB-	Gazprom OAO Via Gaz Capital SA, Senior Unsecured Notes, 4.950% due 5/23/16	611,442
		Hess Corp., Senior Unsecured Notes:
50,000	BBB	7.875% due 10/1/29	70,164
160,000	BBB	7.300% due 8/15/31	217,428
75,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	107,182
290,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	295,800
170,000	BBB	Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 6.850% due 2/15/20	202,867
190,000	BB	Kinder Morgan Finance Co. LLC, Company Guaranteed Notes, 6.000% due 1/15/18(b)	212,562
140,000	BB	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes, 4.500% due 7/15/23	142,975
580,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	641,596
		Noble Energy Inc., Senior Unsecured Notes:
70,000	BBB	4.150% due 12/15/21	75,371
265,000	BBB	5.250% due 11/15/43	297,426
280,000	A	Occidental Petroleum Corp., Senior Unsecured Notes, 3.125% due 2/15/22	285,442
1,000,000	BBB-	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,227,944
60,000	BB-	Peabody Energy Corp., Company Guaranteed Notes, 6.250% due 11/15/21(h)	60,000
169,000	BB	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Company Guaranteed Notes, 8.375% due 6/1/20	188,858
2,110,000	BBB-	Petrobras International Finance Co., Company Guaranteed Notes, 5.375% due 1/27/21	2,235,123
		Petroleos Mexicanos, Company Guaranteed Notes:
1,250,000	BBB+	3.500% due 1/30/23	1,241,875
150,000	BBB+	4.875% due 1/18/24	163,575
29,000	BBB+	6.625% due 6/15/35	35,887
380,000	BBB+	6.375% due 1/23/45(b)	460,750
		Plains Exploration & Production Co., Company Guaranteed Notes:
298,000	BBB	6.125% due 6/15/19	329,662
53,000	BBB	6.875% due 2/15/23	61,679
		QEP Resources Inc., Senior Unsecured Notes:
140,000	BB+	6.875% due 3/1/21	157,500
50,000	BB+	5.250% due 5/1/23	50,875
		Range Resources Corp., Company Guaranteed Notes:
30,000	BB	5.000% due 8/15/22	32,063
120,000	BB	5.000% due 3/15/23	128,100
360,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	376,650
140,000	CCC+	Samson Investment Co., Company Guaranteed Notes, 9.750% due 2/15/20	143,500
330,000	AA-	Schlumberger Investment SA, Company Guaranteed Notes, 3.300% due 9/14/21(b)	345,404
60,000	AA-	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(b)	66,077
435,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	492,638
		Shell International Finance BV, Company Guaranteed Notes:
500,000	AA	0.303% due 11/10/15(a)	500,392
400,000	AA	0.444% due 11/15/16(a)	401,628
360,000	AA	4.375% due 3/25/20	402,686
		Southern Natural Gas Co. LLC, Senior Unsecured Notes:
40,000	BBB	5.900% due 4/1/17(b)	44,548
58,000	BBB	8.000% due 3/1/32	77,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 3.1% — (continued)
$575,000	AA-	Statoil ASA, Company Guaranteed Notes, 1.200% due 1/17/18	$571,796
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/1/39	1,769,113
125,000	A-	TransCanada PipeLines Ltd., Senior Unsecured Notes, 3.750% due 10/16/23	130,902
		Transocean Inc., Company Guaranteed Notes:
223,000	BBB-	5.050% due 12/15/16	240,699
220,000	BBB-	6.375% due 12/15/21	249,364
35,000	BBB-	Weatherford International Ltd., Company Guaranteed Notes, 5.950% due 4/15/42	40,462
		Williams Cos., Inc. (The), Senior Unsecured Notes:
343,000	BB+	7.875% due 9/1/21	423,141
166,000	BB+	8.750% due 3/15/32	215,989

		Total Oil, Gas & Consumable Fuels	24,750,629

Paper & Forest Products — 0.0%
340,000	BBB-	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	352,990

Pharmaceuticals — 0.4%
		AbbVie Inc., Senior Unsecured Notes:
440,000	A	1.750% due 11/6/17	442,659
150,000	A	2.900% due 11/6/22	147,740
235,000	A	4.400% due 11/6/42	237,341
		Actavis Funding SCS, Company Guaranteed Notes:
90,000	BBB-	3.850% due 6/15/24(b)	91,222
80,000	BBB-	4.850% due 6/15/44(b)	82,631
140,000	BBB-	Actavis Inc., Senior Unsecured Notes, 4.625% due 10/1/42	140,038
780,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	776,790
		Pfizer Inc., Senior Unsecured Notes:
155,000	AA	3.400% due 5/15/24	158,800
130,000	AA	7.200% due 3/15/39	187,992
40,000	AA	4.300% due 6/15/43	41,321
165,000	AA	4.400% due 5/15/44	173,358
240,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	301,960
60,000	BBB-	Zoetis Inc., Senior Unsecured Notes, 3.250% due 2/1/23	60,132

		Total Pharmaceuticals	2,841,984

Real Estate Investment Trusts (REITs) — 1.1%
		ARC Properties Operating Partnership LP/Clark Acquisition LLC, Company Guaranteed Notes:
1,000,000	BBB-	2.000% due 2/6/17(b)	1,002,123
350,000	BBB-	4.600% due 2/6/24(b)	360,998
110,000	BBB+	AvalonBay Communities Inc., Senior Unsecured Notes, 2.850% due 3/15/23	107,217
100,000	A-	Boston Properties LP, Senior Unsecured Notes, 3.850% due 2/1/23	104,273
700,000	BBB	Duke Realty LP, Company Guaranteed Notes, 6.500% due 1/15/18	796,590
80,000	BBB+	ERP Operating LP, Senior Unsecured Notes, 4.500% due 7/1/44	81,797
		HCP Inc., Senior Unsecured Notes:
500,000	BBB+	6.000% due 1/30/17	555,802
775,000	BBB+	2.625% due 2/1/20	774,088
		Health Care REIT Inc., Senior Unsecured Notes:
1,395,000	BBB	4.950% due 1/15/21	1,554,929
425,000	BBB	6.500% due 3/15/41	551,288
600,000	BBB-	Healthcare Realty Trust Inc., Senior Unsecured Notes, 6.500% due 1/17/17	667,443
140,000	A	Simon Property Group LP, Senior Unsecured Notes, 3.750% due 2/1/24	145,847
400,000	BBB-	SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Part, Senior Unsecured Notes, 7.750% due 3/15/20	481,495
1,240,000	BBB+	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 2.700% due 4/1/20	1,237,550

		Total Real Estate Investment Trusts (REITs)	8,421,440

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Road & Rail — 0.3%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
$150,000	BBB+	4.375% due 9/1/42	$151,729
105,000	BBB+	4.550% due 9/1/44	109,484
1,700,000	BBB-	Penske Truck Leasing Co. LP/PTL Finance Corp., Unsecured Notes, 3.125% due 5/11/15(b)	1,728,572
84,000	A	Union Pacific Corp., Senior Unsecured Notes, 4.163% due 7/15/22	92,408

		Total Road & Rail	2,082,193

Software — 0.1%
120,000	BB+	Activision Blizzard Inc., Company Guaranteed Notes, 5.625% due 9/15/21(b)	130,050
		First Data Corp.:
		Company Guaranteed Notes:
30,000	B-	12.625% due 1/15/21	36,750
52,000	CCC+	11.750% due 8/15/21	61,750
136,000	BB-	Senior Secured Notes, 6.750% due 11/1/20(b)	147,560
		Oracle Corp., Senior Unsecured Notes:
280,000	A+	1.200% due 10/15/17	279,115
100,000	A+	4.500% due 7/8/44	106,024

		Total Software	761,249

Specialty Retail — 0.2%
100,000	A-	Lowe’s Cos, Inc., Senior Unsecured Notes, 4.650% due 4/15/42	108,550
		QVC Inc., Senior Secured Notes:
385,000	BBB-	7.500% due 10/1/19(b)	401,894
554,000	BBB-	7.375% due 10/15/20(b)	592,334
		Wal-Mart Stores Inc., Senior Unsecured Notes:
700,000	AA	3.250% due 10/25/20	737,535
115,000	AA	4.300% due 4/22/44	121,041

		Total Specialty Retail	1,961,354

Technology Hardware, Storage & Peripherals — 0.1%
390,000	AA+	Apple Inc., Senior Unsecured Notes, 2.850% due 5/6/21	397,443

Tobacco — 0.4%
		Altria Group Inc., Company Guaranteed Notes:
89,000	BBB+	9.700% due 11/10/18	115,588
260,000	BBB+	9.250% due 8/6/19	342,378
230,000	BBB+	4.750% due 5/5/21	256,588
150,000	BBB+	9.950% due 11/10/38	255,584
90,000	BBB+	10.200% due 2/6/39	156,278
160,000	BBB+	5.375% due 1/31/44	178,398
		Lorillard Tobacco Co., Company Guaranteed Notes:
10,000	BBB-	8.125% due 6/23/19	12,444
280,000	BBB-	3.750% due 5/20/23	278,965
		Philip Morris International Inc., Senior Unsecured Notes:
240,000	A	2.900% due 11/15/21	244,696
315,000	A	4.500% due 3/20/42	328,068
120,000	A	4.125% due 3/4/43	118,060
		Reynolds American Inc., Company Guaranteed Notes:
200,000	BBB-	1.050% due 10/30/15	200,238
300,000	BBB-	6.750% due 6/15/17	341,371
120,000	BBB-	3.250% due 11/1/22	117,676
97,000	BBB-	6.150% due 9/15/43	113,439

		Total Tobacco	3,059,771

Wireless Telecommunication Services — 0.2%
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	366,835
50,000	BBB+	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	62,317

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Wireless Telecommunication Services — 0.2% — (continued)
$70,000	BBB+	Rogers Communications Inc., Company Guaranteed Notes, 6.750% due 3/15/15	$72,303
470,000	BB-	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	526,400
110,000	BB-	Sprint Corp., Company Guaranteed Notes, 7.875% due 9/15/23(b)	118,250
20,000	BB+	Telecom Italia Capital SA, Company Guaranteed Notes, 7.175% due 6/18/19	22,875
		Telefónica Emisiones SAU, Company Guaranteed Notes:
500,000	BBB	3.992% due 2/16/16	522,137
70,000	BBB	5.877% due 7/15/19	80,784
110,000	BBB	5.134% due 4/27/20	122,692

		Total Wireless Telecommunication Services	1,894,593

		TOTAL CORPORATE BONDS & NOTES (Cost — $230,896,863)	244,863,887

MORTGAGE-BACKED SECURITIES — 22.6%
FHLMC — 3.5%
		Federal Home Loan Mortgage Corp. (FHLMC):
857		9.500% due 6/1/16	861
30,481		8.500% due 11/1/16 — 7/1/17	30,648
8,935		8.000% due 1/1/17 — 6/1/17	9,071
41,369		2.375% due 12/1/34(a)	44,200
41,566		2.522% due 1/1/35(a)	44,634
319,552		2.361% due 3/1/36(a)	342,195
41,347		1.945% due 2/1/37(a)	43,653
92,331		1.836% due 5/1/37(a)	96,864
103,573		2.495% due 5/1/37(a)	110,522
74,731		3.144% due 3/1/41(a)	78,380
200,223		2.030% due 7/1/42(a)	207,287
		Gold:
1,122,579		6.000% due 5/1/16 — 6/1/39	1,244,281
2,305,942		5.500% due 2/1/17 — 2/1/40	2,544,222
3,777		8.500% due 2/1/18	3,866
1,121,039		5.000% due 6/1/21 — 4/1/41	1,237,808
11,248,837		4.000% due 10/1/25 — 8/1/43	11,973,513
1,272,926		4.500% due 4/1/29 — 7/1/41	1,390,582
729,044		6.500% due 8/1/37 — 9/1/39	821,381
53,321		7.000% due 3/1/39	59,305
3,293,431		3.500% due 12/1/42 — 5/1/43	3,391,039
1,720,345		3.000% due 2/1/43 — 7/1/43	1,717,713
600,000		3.000% due 9/1/44(i)	597,375
600,000		3.500% due 9/15/44(i)	616,725
1,000,000		4.500% due 10/15/44(i)	1,077,110

		TOTAL FHLMC	27,683,235

FNMA — 16.1%
		Federal National Mortgage Association (FNMA):
3,201,044		5.500% due 12/1/15 — 5/1/40	3,574,902
971		8.500% due 4/1/17	1,032
3,305		8.000% due 8/1/17	3,318
1,075,409		5.179% due 5/1/19	1,213,144
13,524,191		4.000% due 10/1/19 — 6/1/44	14,394,850
1,035,000		4.400% due 2/1/20	1,146,485
1,009,193		4.772% due 2/1/20	1,127,451
1,172,320		4.666% due 7/1/20	1,308,851
1,145,000		3.459% due 11/1/20	1,221,841
1,255,963		3.976% due 11/1/20	1,374,083
977,625		6.000% due 9/1/21 — 12/1/38	1,101,407

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Security	Value
FNMA — 16.1% — (continued)
$1,196,799	3.650% due 11/1/21	$1,283,873
48	9.500% due 11/1/21	48
2,392,844	5.000% due 12/1/21 — 5/1/42	2,620,394
470,000	2.830% due 6/1/22	480,108
1,183,794	2.646% due 10/1/22	1,190,208
6,791,529	4.500% due 3/1/24 — 3/1/44	7,364,899
21,164,755	3.500% due 11/1/25 — 8/1/44	21,991,552
219,100	7.000% due 9/1/26 — 4/1/37	246,899
3,363,577	2.500% due 11/1/27 — 10/1/42	3,349,108
7,544,950	3.000% due 11/1/28 — 6/1/43	7,677,944
1,885,000	2.500% due 9/1/29(i)	1,910,919
8,340,000	3.500% due 9/25/29 — 9/14/44(i)	8,635,680
8,680,000	3.000% due 9/25/29 — 9/15/44(i)	8,755,817
42,516	2.690% due 3/1/30(a)	42,732
470,394	2.175% due 3/1/34(a)	502,808
105,932	2.244% due 12/1/34(a)	113,620
9,594	2.257% due 12/1/34(a)	10,281
122,363	2.133% due 9/1/35(a)	130,163
122,188	2.079% due 10/1/35(a)	127,703
174,459	2.144% due 10/1/35(a)	184,189
133,559	2.041% due 11/1/35(a)	141,107
33,218	2.093% due 11/1/35(a)	35,143
31,159	2.098% due 11/1/35(a)	33,053
90,238	2.099% due 11/1/35(a)	94,387
40,168	2.111% due 11/1/35(a)	42,691
29,716	2.114% due 11/1/35(a)	31,433
37,916	2.119% due 11/1/35(a)	40,519
418,554	2.250% due 1/1/36(a)	446,565
213,811	2.337% due 9/1/36(a)	229,319
46,900	2.374% due 12/1/36(a)	50,298
241,792	1.783% due 5/1/37(a)	258,554
1,044,940	6.500% due 9/1/37 — 5/1/40	1,179,923
112,123	2.897% due 2/1/41(a)	118,179
276,775	3.247% due 7/1/41(a)	293,096
229,306	2.018% due 7/1/42(a)	238,469
56,050	2.296% due 7/1/42(a)	58,182
12,255,000	4.000% due 9/1/44 — 10/1/44(i)	12,986,599
13,000,000	5.000% due 9/1/44 — 10/1/44(i)	14,316,051
3,520,000	4.500% due 9/25/44(i)	3,802,700
1,000,000	5.500% due 10/1/44(i)	1,110,344

	TOTAL FNMA	128,592,921

GNMA — 3.0%
	Government National Mortgage Association (GNMA):
1,362	9.500% due 12/15/16 — 8/15/17	1,368
7,843	8.500% due 5/15/17 — 5/15/30	8,393
3,026	9.000% due 8/15/30 — 9/15/30	3,261
7,809	4.500% due 9/15/33	8,565
160,845	6.000% due 12/15/33 — 5/15/38	182,176
246,487	6.500% due 1/15/34 — 10/15/38	279,211
1,264,445	5.000% due 10/15/34 — 9/15/40	1,395,363
151,890	5.500% due 5/15/37 — 6/15/38	168,603
786,827	4.000% due 6/15/41 — 7/15/41	842,803
	Government National Mortgage Association (GNMA) II:
3,816	8.500% due 1/20/17	4,013

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Security	Value
GNMA — 3.0% — (continued)
$4,251	9.000% due 4/20/17 — 11/20/21	$4,605
84,034	1.625% due 2/20/26 — 10/20/27(a)	86,631
933	8.000% due 3/20/30	1,130
27,553	2.000% due 5/20/30(a)	28,910
312,505	6.000% due 7/20/37 — 11/20/40	353,333
4,504,268	4.500% due 1/20/40 — 10/20/41	4,914,436
615,914	5.000% due 7/20/40 — 9/20/41	683,611
754,691	4.000% due 11/20/40 — 7/20/42	805,764
469,262	3.000% due 1/20/43	477,023
1,986,767	3.500% due 6/20/43 — 11/20/43	2,069,999
5,500,000	4.000% due 9/1/44(i)	5,861,797
640,000	3.000% due 9/15/44(i)	649,250
5,060,000	3.500% due 9/20/44(i)	5,263,191

	TOTAL GNMA	24,093,436

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $177,395,198)	180,369,592

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 18.5%
U.S. GOVERNMENT OBLIGATIONS — 16.9%
	U.S. Treasury Bonds:
1,555,000	6.250% due 5/15/30	2,263,010
1,665,000	3.125% due 2/15/42	1,688,283
990,000	3.750% due 11/15/43	1,120,479
19,635,000	3.625% due 2/15/44	21,738,085
2,845,000	3.375% due 5/15/44	3,009,253
4,770,000	3.125% due 8/15/44	4,809,501
	U.S. Treasury Inflation Indexed Bonds:
3,287,544	2.375% due 1/15/25	3,987,945
796,383	1.750% due 1/15/28	927,848
288,915	2.125% due 2/15/40	378,513
653,976	0.750% due 2/15/42	640,003
2,837,909	1.375% due 2/15/44	3,241,869
	U.S. Treasury Inflation Indexed Notes:
511,774	1.625% due 1/15/15	514,253
417,928	0.500% due 4/15/15	420,083
1,206,764	0.125% due 4/15/17	1,235,189
3,860,160	0.125% due 4/15/19	3,930,728
3,922,416	1.125% due 1/15/21(j)	4,209,243
5,897,136	0.125% due 1/15/22	5,909,573
826,064	0.125% due 1/15/23	821,094
7,722,242	0.375% due 7/15/23	7,862,810
500,525	0.625% due 1/15/24	518,317
963,629	0.125% due 7/15/24	954,972
	U.S. Treasury Notes:
110,000	0.250% due 10/31/15	110,107
4,755,000	0.500% due 7/31/16	4,757,972
7,140,000	0.500% due 8/31/16	7,141,392
70,000	0.750% due 6/30/17	69,713
8,655,000	0.875% due 7/15/17	8,646,882
945,000	0.875% due 8/15/17	943,561
50,000	0.750% due 10/31/17	49,527
780,000	2.625% due 1/31/18	817,903
2,540,000	1.375% due 9/30/18	2,536,330
655,000	1.250% due 11/30/18	649,192
1,690,000	1.500% due 12/31/18	1,690,527

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 16.9% — (continued)
$2,300,000		1.625% due 3/31/19	$2,306,918
1,060,000		3.125% due 5/15/19	1,134,159
20,000		1.500% due 5/31/19	19,913
2,825,000		1.625% due 7/31/19	2,825,551
7,450,000		1.625% due 8/31/19	7,449,128
2,630,000		2.125% due 1/31/21	2,656,608
1,130,000		2.250% due 7/31/21	1,145,890
4,305,000		2.000% due 8/31/21	4,292,554
14,775,000		2.500% due 5/15/24	14,987,391
30,000		2.375% due 8/15/24	30,082
435,000		U.S. Treasury STRIPS Coupon, zero coupon bond to yield, 3.090% due 11/15/27(k)	300,980
510,000		U.S. Treasury STRIPS Principal, zero coupon bond to yield, 2.623% due 11/15/27(k)	357,870

		TOTAL U.S. GOVERNMENT OBLIGATIONS	135,101,201

U.S. GOVERNMENT AGENCIES — 1.6%
		Federal Farm Credit Banks:
1,260,000		0.176% due 9/14/16(a)	1,261,350
1,250,000		0.210% due 2/27/17(a)	1,252,015
		Federal Home Loan Bank (FHLB):
1,280,000		0.220% due 10/7/15(a)	1,281,130
1,270,000		step bond to yield, 0.750% due 5/26/28	1,260,347
345,000		4.000% due 9/1/28	372,259
		Federal Home Loan Mortgage Corp. (FHLMC):
467,000		0.400% due 3/15/16	466,932
810,000		1.250% due 10/2/19	788,515
2,800,000		2.375% due 1/13/22	2,816,808
2,000		5.625% due 11/23/35(j)	2,117
		Federal National Mortgage Association (FNMA):
1,275,000		0.500% due 10/22/15	1,279,211
820,000		0.750% due 1/30/17	819,570
650,000		0.000% due 10/9/19	576,048
405,000		7.125% due 1/15/30	603,457

		TOTAL U.S. GOVERNMENT AGENCIES	12,779,759

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $144,607,210)	147,880,960

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.8%
2,800,000	CCC	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 0.375% due 2/25/37(a)	2,027,976
67,181	AAA	ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1, Class A1, 0.645% due 11/25/33(a)	66,230
		Adjustable Rate Mortgage Trust:
1,533,618	D	Series 2005-10, Class 3A11, 4.919% due 1/25/36(a)	1,425,349
1,975,121	D	Series 2005-10, Class 3A31, 4.919% due 1/25/36(a)	1,835,610
130,664	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.805% due 6/25/29(a)	113,000
802,562	CCC	American Home Mortgage Assets Trust, Series 2006-1, Class 2A1, 0.345% due 5/25/46(a)	610,795
805,000	AAA	AMMC CLO XIII Ltd, Series 2013-13A, Class A1L, 1.683% due 1/26/26(a)(b)	803,182
612,463	BBB+	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.855% due 6/25/34(a)	575,328
		Asset Backed Securities Corp. Home Equity Loan Trust:
42,845	AAA	Series 2004-HE6, Class A1, 0.705% due 9/25/34(a)	42,928
1,956,000	BBB-	Series 2005-HE5, Class M3, 0.875% due 6/25/35(a)	1,834,104
2,000,000	B+	Series 2006-HE3, Class A5, 0.425% due 3/25/36(a)	1,540,922
2,354,472	AAA	Avoca CLO III PLC, Series III-X, Class A, 0.655% due 9/15/21(a)	3,082,725
		Banc of America Commercial Mortgage Trust:
40,000	BBB-	Series 2006-5, Class AM, 5.448% due 9/10/47	42,725
89,971	Aaa(c)	Series 2007-1, Class A3, 5.449% due 1/15/49	89,969

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$240,000	B+	Series 2008-1, Class AJ, 6.484% due 2/10/51(a)	$256,021
		Banc of America Funding Corp.:
920	AA+	Series 2003-1, Class A1, 6.000% due 5/20/33	967
239,022	A+	Series 2006-G, Class 2A3, 0.326% due 7/20/36(a)	239,102
144,399	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 2.498% due 7/25/34(a)	146,372
568,512	A+	Bayview Commercial Asset Trust, Series 2007-3, Class A1, 0.395% due 7/25/37(a)(b)	514,647
101,771	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.831% due 2/28/44(a)	101,185
1,078,421	NR	BCAP LLC, Series 2013-RR1, Class 6A1, 2.672% due 5/26/36(a)(b)	1,084,101
		Bear Stearns Adjustable Rate Mortgage Trust:
6,787	AA+	Series 2002-11, Class 1A1, 2.308% due 2/25/33(a)	6,570
212,606	A+	Series 2005-2, Class A2, 2.528% due 3/25/35(a)	215,731
253,363	CCC	Series 2005-4, Class 3A1, 2.503% due 8/25/35(a)	229,987
628,085	D(g)	Series 2007-3, Class 1A1, 2.935% due 5/25/47(a)	536,812
		Bear Stearns ALT-A Trust:
440,634	A+	Series 2004-7, Class 2A1, 2.468% due 8/25/34(a)	447,446
327,847	CCC	Series 2005-2, Class 2A4, 2.598% due 4/25/35(a)	317,171
272,405	B	Series 2005-4, Class 23A2, 2.538% due 5/25/35(a)	275,666
		Bear Stearns Asset Backed Securities Trust:
1,041,168	B-	Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(a)	1,083,850
405,645	AAA	Series 2005-TC2, Class A3, 0.525% due 8/25/35(a)	403,454
518,671	CCC	Series 2007-HE7, Class 1A1, 1.155% due 10/25/37(a)	487,931
		Bear Stearns Commercial Mortgage Securities Trust:
210,000	A-	Series 2005-PW10, Class AM, 5.449% due 12/11/40(a)	219,414
100,000	B	Series 2007-PW17, Class AJ, 6.084% due 6/11/50(a)	101,901
580,335	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 1.155% due 3/25/37(a)(b)	570,293
725,000	AAA	BlueMountain CLO Ltd., Series 2013-4A, Class A, 1.734% due 4/15/25(a)(b)	725,046
		CD Commercial Mortgage Trust:
210,000	B-	Series 2006-CD2, Class AJ, 5.566% due 1/15/46(a)	196,984
120,000	B+	Series 2006-CD3, Class AJ, 5.688% due 10/15/48	116,924
170,000	CCC+	Series 2007-CD4, Class AJ, 5.398% due 12/11/49(a)	143,958
50,000	BBB	Series 2007-CD5, Class AMA, 6.321% due 11/15/44(a)	55,725
824,139	AAA	Cent CLO Ltd., Series 2013-19A, Class A1A, 1.564% due 10/29/25(a)(b)	819,037
1,700,000	BB+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 0.405% due 6/25/36(a)	1,535,709
750	AAA	Chase Funding Trust, Series 2002-2, Class 2A1, 0.655% due 5/25/32(a)	726
417,594	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 2.477% due 2/25/37(a)	417,321
900,000	AAA	CIFC Funding Ltd., Series 2012-1AR, Class A1R, 1.382% due 8/14/24(a)(b)	900,033
770,000	CCC	Citigroup Mortgage Loan Trust Inc., Series 2006-WFH2, Class M1, 0.425% due 8/25/36(a)	627,048
50,000	Aa2(c)	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX, 5.526% due 4/15/47(a)	54,575
605,985	AA+	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, 6.212% due 12/10/49(a)	674,617
		Commercial Mortgage Pass Through Certificates:
496,000	BBB-	Series 2006-C7, Class AM, 5.970% due 6/10/46(a)	531,053
376,000	B3(c)	Series 2006-C8, Class AJ, 5.377% due 12/10/46	377,822
440,000	Aa3(c)	Series 2006-C8, Class AM, 5.347% due 12/10/46	475,804
40,000	Aa3(c)	Series 2013-CR12, Class B, 4.762% due 10/10/46(a)	43,074
20,000	A3(c)	Series 2013-CR12, Class C, 5.255% due 10/10/46(a)	21,495
145,300	AAA	Series 2014-CR16, Class A4, 4.051% due 4/10/47	154,952
		Countrywide Alternative Loan Trust:
502,487	CCC	Series 2005-24, Class 4A1, 0.386% due 7/20/35(a)	440,424
340,146	CCC	Series 2005-27, Class 2A3, 1.677% due 8/25/35(a)	306,071
1,223,714	CCC	Series 2005-62, Class 1A1, 0.455% due 12/25/35(a)	1,051,793
941,118	CCC	Series 2006-OA17, Class 1A1A, 0.351% due 12/20/46(a)	734,033
663,391	Ca(c)	Series 2006-OA9, Class 2A1A, 0.366% due 7/20/46(a)	460,751
		Countrywide Asset-Backed Certificates:
5,025	AAA	Series 2002-3, Class 1A1, 0.895% due 5/25/32(a)	4,794

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$12,759	AA+	Series 2003-BC2, Class 2A1, 0.755% due 6/25/33(a)	$10,941
21,495	BB+	Series 2005-4, Class AF3, 4.456% due 10/25/35(a)	21,584
508,289	CCC	Series 2006-SD3, Class A1, 0.485% due 7/25/36(a)(b)	375,648
584,457	AA	Series 2007-13, Class 2A2, 0.955% due 10/25/47(a)	531,412
		Countrywide Home Loan Mortgage Pass Through Trust:
214,568	D	Series 2005-11, Class 3A3, 2.506% due 4/25/35(a)	159,742
92,917	NR	Series 2005-11, Class 6A1, 0.755% due 3/25/35(a)	84,685
		Credit Suisse First Boston Mortgage Securities Corp.:
546,871	AA+	Series 2004-AR7, Class 2A1, 2.697% due 11/25/34(a)	554,247
404,107	D	Series 2005-10, Class 5A6, 5.500% due 11/25/35	357,854
536,014	BB+	Series 2005-6, Class 8A1, 4.500% due 7/25/20	545,127
		Credit Suisse Mortgage Trust:
385,000	BBB	Series 2006-C5, Class AM, 5.343% due 12/15/39	414,392
275,747	Aaa(c)	Series 2007-C1, Class AAB, 5.336% due 2/15/40	288,169
310,000	BBB-	Series 2007-C2, Class AM, 5.615% due 1/15/49(a)	338,030
2,375,250	Aaa(c)	Series 2010-UD1, Class A, 5.930% due 12/16/49(a)(b)	2,519,582
325,954	A+	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 6.280% due 5/25/35	327,148
194,241	NR	DBRR Trust, Series 2013-EZ2, Class A, 0.853% due 2/25/45(a)(b)	194,054
136,034	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.956% due 11/19/44(a)	119,506
650,000	AAA	Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.614% due 1/15/25(a)(b)	647,004
		EMC Mortgage Loan Trust:
4,329	BB(g)	Series 2002-B, Class A1, 0.805% due 2/25/41(a)(b)	4,223
21,812	BBB-	Series 2003-A, Class A1, 0.705% due 8/25/40(a)(b)	19,592
882,945	BB+	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 2.705% due 9/25/33(a)	843,284
598,058	NR	Federal Home Loan Mortgage Corp. (FHLMC), Series T-61, Class 1A1, 1.522% due 7/25/44(a)	620,551
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 28.322% due 2/15/24(a)(l)	7,459
6,580	AAA(g)	Series 2808, Class FT, 0.505% due 4/15/33(a)	6,582
1,947,322	NR	Series 3349, Class AS, 6.345% due 7/15/37(a)(l)	330,120
278,729	NR	Series 3451, Class SB, 5.875% due 5/15/38(a)(l)	32,403
261,690	NR	Series 3621, Class SB, 6.075% due 1/15/40(a)(l)	35,722
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	630,630
3,489,738	NR	Series 3866, Class SA, 5.795% due 5/15/41(a)(l)	532,824
1,184,199	NR	Series 3947, Class SG, 5.795% due 10/15/41(a)(l)	221,434
301,817	NR	Series 3997, Class SK, 6.445% due 11/15/41(a)(l)	57,429
86,109	NR	Series 4076, Class SW, 5.895% due 7/15/42(a)(l)	18,268
85,407	NR	Series 4097, Class ST, 5.895% due 8/15/42(a)(l)	19,445
85,950	NR	Series 4136, Class SE, 5.995% due 11/15/42(a)(l)	17,177
89,626	NR	Series 4136, Class SJ, 5.995% due 11/15/42(a)(l)	19,772
88,922	NR	Series 4136, Class SQ, 5.995% due 11/15/42(a)(l)	20,042
622,900	NR	Series 4150, Class BU, 4.000% due 2/15/42	664,679
801,971	NR	Series 4203, Class PS, 6.095% due 9/15/42(a)(l)	156,556
103,816	NR	Series 4206, Class CZ, 3.000% due 5/15/43	87,297
304,992	NR	Series 4210, Class Z, 3.000% due 5/15/43	259,219
206,598	NR	Series 4226, Class GZ, 3.000% due 7/15/43	178,173
506,226	NR	Series 4239, Class IO, 3.500% due 6/15/27(l)	64,754
99,269	NR	Series 4335, Class SW, 5.845% due 5/15/44(a)(l)	22,217
296,703	NR	Series R007, Class ZA, 6.000% due 5/15/36	334,145
		Federal National Mortgage Association (FNMA):
711,334	NR	Series 2012-M12, Class 1A, 2.935% due 8/25/22(a)	728,847
22,347,574	NR	Series 2013-M7, Class X2, 0.336% due 12/27/22(a)(l)	329,169
1,029,156	NR	Series 2014-M8, Class FA, 0.402% due 5/25/18(a)	1,030,625
		Federal National Mortgage Association (FNMA), Grantor Trust:
144,707	NR	Series 2000-T6, Class A3, 3.981% due 1/25/28(a)	153,602

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$29,306	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	$30,045
		Federal National Mortgage Association (FNMA), Interest Strip:
361,032	NR	Series 409, Class C13, 3.500% due 11/25/41(l)	72,519
733,072	NR	Series 409, Class C18, 4.000% due 4/25/42(l)	156,892
137,827	NR	Series 409, Class C22, 4.500% due 11/25/39(l)	27,069
575,000	Aaa(c)	Federal National Mortgage Association (FNMA), Principal Strip, 4.138% due 1/15/30(m)	339,688
		Federal National Mortgage Association (FNMA), REMICS:
24,814	NR	Series 2000-34, Class F, 0.605% due 10/25/30(a)	25,057
64,079	NR	Series 2002-34, Class FE, 0.555% due 5/18/32(a)	64,594
85,758	NR	Series 2004-38, Class FK, 0.505% due 5/25/34(a)	85,835
7,925	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	8,187
548,769	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	599,864
4,950	NR	Series 2005-64, Class EA, 5.250% due 6/25/32	4,950
2,010,575	NR	Series 2006-51, Class SP, 6.495% due 3/25/36(a)(l)	290,961
1,097,112	NR	Series 2007-68, Class SC, 6.545% due 7/25/37(a)(l)	181,388
2,065,977	NR	Series 2008-18, Class SM, 6.845% due 3/25/38(a)(l)	338,040
290,998	NR	Series 2010-142, Class SM, 6.375% due 12/25/40(a)(l)	41,545
940,112	NR	Series 2011-87, Class SG, 6.395% due 4/25/40(a)(l)	161,313
682,656	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(l)	86,956
611,155	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(l)	94,939
90,845	NR	Series 2012-128, Class SL, 5.995% due 11/25/42(a)(l)	21,134
178,770	NR	Series 2012-128, Class SQ, 5.995% due 11/25/42(a)(l)	40,653
261,162	NR	Series 2012-133, Class CS, 5.995% due 12/25/42(a)(l)	56,297
89,742	NR	Series 2012-133, Class SA, 5.995% due 12/25/42(a)(l)	18,760
441,999	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	492,650
653,910	NR	Series 2012-51, Class B, 7.000% due 5/25/42	742,768
78,293	NR	Series 2012-70, Class YS, 6.495% due 2/25/41(a)(l)	13,951
415,032	NR	Series 2012-74, Class SA, 6.495% due 3/25/42(a)(l)	73,853
69,172	NR	Series 2012-75, Class AO, 0.398% due 3/25/42(m)	63,857
257,721	NR	Series 2012-93, Class SG, 5.945% due 9/25/42(a)(l)	56,048
522,055	NR	Series 2013-10, Class JS, 5.995% due 2/25/43(a)(l)	111,480
543,620	NR	Series 2013-10, Class SJ, 5.995% due 2/25/43(a)(l)	120,296
92,300	NR	Series 2013-67, Class KS, 5.945% due 7/25/43(a)(l)	20,974
1,474,355	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	1,644,218
1,074,658	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	1,202,467
		FHLMC Multifamily Structured Pass Through Certificates:
1,633,587	NR	Series K007, Class X1, 1.361% due 4/25/20(a)(l)	81,562
1,118,143	AAA(g)	Series K016, Class X1, 1.725% due 10/25/21(a)(l)	101,454
729,286	AAA(g)	Series K017, Class X1, 1.586% due 12/25/21(a)(l)	60,448
1,483,568	AAA(g)	Series K021, Class X1, 1.641% due 6/25/22(a)(l)	139,349
406,102	Aaa(c)	Series K024, Class X1, 1.021% due 9/25/22(a)(l)	23,363
620,000	Aaa(c)	Flatiron CLO Ltd., Series 2013-1A, Class A1, 1.633% due 1/17/26(a)(b)	618,188
805,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class A, 1.490% due 9/15/19	804,994
420,308	A+	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 0.905% due 2/25/31(a)(b)	405,333
		Government National Mortgage Association (GNMA):
50,237	NR	Series 2000-35, Class F, 0.705% due 12/16/25(a)	50,667
47,548	NR	Series 2002-21, Class FV, 0.555% due 3/16/32(a)	47,489
3,354,730	NR	Series 2008-51, Class GS, 6.075% due 6/16/38(a)(l)	499,190
95,381	NR	Series 2010-107, Class SG, 5.995% due 2/20/38(a)(l)	9,664
104,526	NR	Series 2010-31, Class GS, 6.345% due 3/20/39(a)(l)	13,663
273,557	NR	Series 2010-85, Class HS, 6.495% due 1/20/40(a)(l)	48,995
680,827	NR	Series 2012-100, Class IO, 0.827% due 8/16/52(a)(l)	44,481
539,017	NR	Series 2013-152, Class HS, 6.545% due 6/20/43(a)(l)	110,078
263,257	NR	Series 2013-153, Class AB, 2.900% due 6/16/44(a)	271,726
646,389	NR	Series 2013-154, Class AB, 2.900% due 2/16/44(a)	665,033
3,956,057	NR	Series 2013-85, Class IA, 0.834% due 3/16/47(a)(l)	251,726

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
447,501	GBP	A	Granite Mortgages PLC, Series 2004-3, Class 3A2, 0.934% due 9/20/44(a)	$739,493
$90,000		BB+	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM, 6.014% due 7/10/38(a)	96,752
			GS Mortgage Securities Corp. II:
779,699		AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	792,646
1,218,418		AAA	Series 2005-GG4, Class A4A, 4.751% due 7/10/39	1,232,243
			GS Mortgage Securities Trust:
638,853		BBB-	Series 2007-GG10, Class A1A, 5.991% due 8/10/45(a)	706,297
705,000		Aaa(c)	Series 2011-GC5, Class A4, 3.707% due 8/10/44	746,719
1,023,616		Aaa(c)	Series 2012-GC6, Class A1, 1.282% due 1/10/45	1,029,510
150,872		CCC	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.505% due 9/25/35(a)(b)	130,073
178,612		A+	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.663% due 9/25/35(a)	180,564
			Harborview Mortgage Loan Trust:
586,866		BBB+	Series 2004-5, Class 2A6, 2.163% due 6/19/34(a)	589,423
179,026		NR	Series 2006-2, Class 1A, 2.695% due 2/25/36(a)	145,458
828,518		A+	HSBC Home Equity Loan Trust, Series 2007-3, Class APT, 1.356% due 11/20/36(a)	830,480
827,281		BBB+	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 0.345% due 12/25/35(a)	812,639
3,782		AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 0.955% due 3/25/33(a)	3,793
			Indymac Index Mortgage Loan Trust:
97,886		CCC	Series 2004-AR15, Class 1A1, 2.717% due 2/25/35(a)	85,858
108,310		CCC	Series 2005-AR15, Class A2, 4.552% due 9/25/35(a)	96,559
650,000		AAA	ING Investment Management CLO Ltd., Series 2012-4A, Class A1, 1.624% due 10/15/23(a)(b)	648,263
1,304,624		CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.315% due 8/25/36(a)	683,591
			JPMBB Commercial Mortgage Securities Trust:
80,000		A3(c)	Series 2013-C15, Class C, 5.251% due 11/15/45(a)	86,160
40,000		Aa3(c)	Series 2013-C17, Class B, 5.050% due 1/15/47(a)	43,444
			JPMorgan Chase Commercial Mortgage Securities Trust:
34,565		AA	Series 2006-LDP9, Class A3, 5.336% due 5/15/47	37,210
832,092		AAA	Series 2007-C1, Class ASB, 5.857% due 2/15/51	881,611
738,226		AA	Series 2007-CB18, Class A1A, 5.431% due 6/12/47(a)	801,053
1,060,000		B-	Series 2007-CB18, Class AJ, 5.502% due 6/12/47(a)	1,044,143
390,000		BBB-	Series 2007-CB20, Class AM, 6.082% due 2/12/51(a)	436,152
1,090,000		AAA	Series 2011-C3, Class A3, 4.388% due 2/15/46(b)	1,183,150
140,000		Aaa(c)	Series 2011-C5, Class A3, 4.171% due 8/15/46	152,264
175,000		Aaa(c)	Series 2011-C5, Class AS, 5.500% due 8/15/46(a)(b)	202,297
2,643,027		Aaa(c)	Series 2012-CBX, Class XA, 1.935% due 6/15/45(a)(l)	221,905
460,000		AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(b)	476,872
69,759		BBB+	JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 2.734% due 2/25/35(a)	69,362
			LB-UBS Commercial Mortgage Trust:
190,000		AA-	Series 2006-C1, Class AM, 5.217% due 2/15/31(a)	199,981
360,000		A+	Series 2006-C7, Class AM, 5.378% due 11/15/38	388,355
160,000		A-	Series 2007-C7, Class AM, 6.370% due 9/15/45(a)	181,227
			Lehman XS Trust:
201,915		CCC	Series 2005-5N, Class 1A1, 0.455% due 11/25/35(a)	180,075
137,677		D	Series 2005-7N, Class 1A1B, 0.455% due 12/25/35(a)	81,112
630,000		AAA	Limerock CLO II Ltd., Series 2014-2A, Class A, 1.734% due 4/18/26(a)(b)	629,996
			MASTR Adjustable Rate Mortgages Trust:
1,290,345		A+	Series 2004-13, Class 3A7, 2.636% due 11/21/34(a)	1,321,684
107,666		AA+	Series 2004-4, Class 4A1, 2.371% due 5/25/34(a)	106,064
698,684		AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 2.436% due 10/25/32(a)	709,152
450,585		CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.405% due 7/25/37(a)	299,163
			Merrill Lynch Mortgage Investors Trust:
84,796		A+	Series 2004-A3, Class 4A3, 2.578% due 5/25/34(a)	85,083
991,436		AAA	Series 2006-FF1, Class A2C, 0.355% due 8/25/36(a)	976,097

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$160,253	Aaa(c)	Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.864% due 8/12/39(a)	$160,112
994,220	AAA	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	1,048,278
47,932	B1(c)	MLCC Mortgage Investors, Inc., Series 2005-1, Class 2A1, 2.127% due 4/25/35(a)	46,012
		ML-CFC Commercial Mortgage Trust:
475,819	AAA	Series 2006-4, Class A1A, 5.166% due 12/12/49	509,640
291,000	D	Series 2007-5, Class AJ, 5.450% due 8/12/48(a)	280,070
260,000	B-	Series 2007-9, Class AJ, 6.193% due 9/12/49(a)	253,202
158,600	AAA	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD3, Class A, 0.615% due 6/25/34(a)(b)	159,070
		Morgan Stanley Bank of America Merrill Lynch Trust:
30,000	Aaa(c)	Series 2013-C10, Class A4, 4.218% due 7/15/46(a)	32,200
500,000	Aaa(c)	Series 2013-C13, Class A4, 4.039% due 11/15/46	532,083
		Morgan Stanley Capital I Trust:
480,000	BBB	Series 2007-HQ12, Class A5, 5.773% due 4/12/49(a)	517,526
394,431	AAA	Series 2007-IQ13, Class A1A, 5.312% due 3/15/44	428,154
312,162	A	Series 2007-IQ14, Class A1A, 5.665% due 4/15/49(a)	341,431
200,000	A	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(a)	218,745
528,705	Aaa(c)	Series 2007-T25, Class A3, 5.514% due 11/12/49(a)	572,157
1,794,824	AA+	New Century Home Equity Loan Trust, Series 2005-3, Class M1, 0.635% due 7/25/35(a)	1,788,689
650,000	AAA	OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.652% due 11/20/23(a)(b)	648,621
1,930	A+	Option One Mortgage Loan Trust, Series 2002-6, Class A2, 0.955% due 11/25/32(a)	1,813
1,205,000	BBB	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1, 0.655% due 7/25/35(a)	1,191,119
1,787,000	BBB+	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 0.405% due 7/25/36(a)	1,688,583
		Prime Mortgage Trust:
265,134	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(b)	277,844
107,229	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(b)	113,290
1,417,581	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(b)	1,431,733
100,371	AA+	RALI Trust, Series 2005-QA1, Class A1, 0.455% due 1/25/35(a)	97,629
		RAMP Trust:
4,940	CCC	Series 2003-RS4, Class AIIB, 0.815% due 5/25/33(a)	4,417
1,012,916	AA	Series 2003-RS9, Class AI6A, step bond to yield, 6.006% due 10/25/33	1,073,050
939	AAA	Series 2004-RZ1, Class AI7, 4.030% due 1/25/33(a)	941
230,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/13/32(a)(b)	242,115
		Reperforming Loan REMIC Trust:
38,380	CCC	Series 2004-R2, Class 1AF1, 0.575% due 11/25/34(a)(b)	33,991
315,849	CC	Series 2005-R1, Class 1AF1, 0.515% due 3/25/35(a)(b)	283,860
519,151	Caa2(c)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	493,913
640,000	AAA	SCG Trust, Series 2013-SRP1, Class A, 1.555% due 11/15/26(a)(b)	642,668
		Small Business Administration Participation Certificates:
15,926	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15	16,303
31,511	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15	32,310
29,810	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16	30,993
247,878	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19	269,718
126,897	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20	139,370
380,654	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22	410,073
160,859	BBB+	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.463% due 11/25/34(a)	160,798
872,861	AAA	Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A2, 1.155% due 9/25/34(a)	851,418
293,891	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 0.406% due 7/19/35(a)	286,202
		Structured Asset Securities Corp.
217,111	CC	Series 2005-RF3, Class 1A, 0.505% due 6/25/35(a)(b)	177,267
514,852	BB	Series 2007-BC4, Class A3, 0.405% due 11/25/37(a)	505,566
4,329	NR	Series 2002-14A, Class 2A1, 2.125% due 7/25/32(a)	4,012
82,418	NR	U.S. Small Business Administration, Series 2005-P10A, Class 1, 4.638% due 2/10/15	83,822
300,000	AA+	Venture VIII CDO Ltd., Series 2007-8A, Class A2A, 0.452% due 7/22/21(a)(b)	296,367

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
$100,000		AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(b)	$99,234
			Wachovia Bank Commercial Mortgage Trust:
190,000		B+	Series 2006-C28, Class AJ, 5.632% due 10/15/48(a)	195,370
50,000		BB	Series 2007-C30, Class AM, 5.383% due 12/15/43	53,827
			WaMu Mortgage Pass Through Certificates Trust:
30,642		BBB+	Series 2004-AR11, Class A, 2.432% due 10/25/34(a)	30,874
117,072		BBB+	Series 2004-AR12, Class A2A, 0.578% due 10/25/44(a)	114,311
344,882		AA+	Series 2005-AR11, Class A1A, 0.475% due 8/25/45(a)	331,879
611,069		AA+	Series 2005-AR13, Class A1A1, 0.445% due 10/25/45(a)	586,908
335,158		BBB-	Series 2005-AR19, Class A1A2, 0.445% due 12/25/45(a)	318,457
1,000,000		B-	Series 2005-AR4, Class A5, 2.372% due 4/25/35(a)	988,722
2,334,211		BBB	Series 2006-AR1, Class 2A1A, 1.187% due 1/25/46(a)	2,274,927
864,347		CCC	Series 2006-AR13, Class 2A, 2.168% due 10/25/46(a)	815,943
465,675		CCC	Series 2007-HY4, Class 4A1, 2.099% due 9/25/36(a)	415,396
1,216,185		CCC	Series 2007-OA6, Class 1A, 0.927% due 7/25/47(a)	1,066,226
923,586		Ca(c)	Washington Mutual Alternative, Series 2007-OA2, Class 2A, 0.817% due 1/25/47(a)	680,174
120,000		Aa3(c)	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.438% due 7/15/46(a)	125,681
			Wells Fargo Mortgage Backed Securities Trust:
954,458		Caa1(c)	Series 2006-12, Class A3, 6.000% due 10/25/36	938,138
384,039		CCC	Series 2006-AR2, Class 2A1, 2.615% due 3/25/36(a)	385,476
98,817		Caa2(c)	Series 2006-AR7, Class 2A4, 2.613% due 5/25/36(a)	92,649
			WF-RBS Commercial Mortgage Trust:
795,000		Aaa(c)	Series 2011-C2, Class A2, 3.791% due 2/15/44(b)	820,881
1,050,000		Aaa(c)	Series 2011-C4, Class A3, 4.394% due 6/15/44(b)	1,140,218
1,035,000		Aaa(c)	Series 2011-C5, Class A4, 3.667% due 11/15/44	1,091,080
1,993,718		Aaa(c)	Series 2012-C7, Class XA, 1.735% due 6/15/45(a)(b)(l)	182,709
145,000		Aaa(c)	Series 2013-C14, Class A4, 3.073% due 6/15/46	144,898

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $109,158,789)	110,286,375

SOVEREIGN BONDS — 6.0%
Brazil — 0.4%
656,000	BRL	BBB+	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	778,008
3,634,000	BRL	BBB+	Brazil Notas do Tesouro Nacional Serie F, 10.000% due 1/1/17	1,610,915
			Brazilian Government International Bond:
317,000		Baa2(c)	4.875% due 1/22/21	349,968
290,000		BBB-	4.250% due 1/7/25	301,962

			Total Brazil	3,040,853

Canada — 0.0%
152,000		AA	Province of Manitoba Canada, 3.050% due 5/14/24	155,108

Colombia — 0.1%
			Colombia Government International Bond:
335,000		BBB	4.000% due 2/26/24	350,913
370,000		BBB	5.625% due 2/26/44	431,050

			Total Colombia	781,963

Italy — 2.3%
			Italy Buoni Poliennali Del Tesoro:
300,000	EUR	Baa2(c)	3.750% due 8/1/15	406,763
2,000,000	EUR	Baa2(c)	3.000% due 11/1/15	2,710,790
300,000	EUR	Baa2(c)	2.750% due 12/1/15	406,635
1,700,000	EUR	Baa2(c)	3.750% due 4/15/16	2,356,315
100,000	EUR	Baa2(c)	2.250% due 5/15/16	135,747
900,000	EUR	Baa2(c)	4.750% due 9/15/16	1,286,826
800,000	EUR	Baa2(c)	1.150% due 5/15/17	1,066,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
Italy — 2.3% — (continued)
1,700,000	EUR	Baa2(c)	4.750% due 6/1/17	$2,485,272
1,030,000	EUR	Baa2(c)	3.750% due 5/1/21	1,531,391
4,400,000	EUR	Baa2(c)	Italy Certificati di Credito del Tesoro Zero Coupon, 0.057% due 4/29/16	5,746,681

			Total Italy	18,133,107

Japan — 0.1%
$800,000		AA-	Japan Bank for International Cooperation, 2.875% due 2/2/15	808,969

Mexico — 1.3%
			Mexican Bonos:
50,350,000	MXN	A	9.500% due 12/18/14	3,931,490
2,118,000	MXN	A	8.000% due 6/11/20	186,349
13,542,700	MXN	A	6.500% due 6/9/22	1,100,758
3,469,300	MXN	A	8.500% due 11/18/38	327,273
40,195,700	MXN	A	7.750% due 11/13/42	3,520,616
			Mexico Government International Bond:
226,000		BBB+	3.625% due 3/15/22	235,831
78,000		BBB+	6.050% due 1/11/40	97,890
828,000		BBB+	4.750% due 3/8/44	872,712

			Total Mexico	10,272,919

New Zealand — 0.1%
1,060,000	NZD	AA+	New Zealand Government Bond, 3.000% due 4/15/20	842,747

Norway — 0.1%
1,270,000		AAA	Kommunalbanken AS, 1.125% due 5/23/18(b)	1,256,561

Poland — 0.1%
610,000		A-	Poland Government International Bond, 4.000% due 1/22/24	642,403

Russia — 0.0%
			Russian Foreign Bond — Eurobond:
47,950		BBB-	step bond to yield, 7.500% due 3/31/30(b)	53,464
411,685		BBB-	step bond to yield, 7.500% due 3/31/30	459,029

			Total Russia	512,493

South Africa — 0.1%
520,000		BBB-	South Africa Government International Bond, 5.875% due 9/16/25	589,940

Spain — 1.3%
			Spain Government Bond:
2,100,000	EUR	BBB	3.750% due 10/31/15	2,875,314
1,300,000	EUR	BBB	3.300% due 7/30/16	1,807,351
900,000	EUR	BBB	4.250% due 10/31/16	1,282,472
2,500,000	EUR	BBB	2.100% due 4/30/17	3,426,771
500,000	EUR	BBB	5.500% due 7/30/17	751,241

			Total Spain	10,143,149

Supranational — 0.0%
400,000		AAA	International Bank for Reconstruction & Development, 0.750% due 12/15/16	400,604

Turkey — 0.1%
600,000		Baa3(c)	Turkey Government International Bond, 5.750% due 3/22/24	669,300

			TOTAL SOVEREIGN BONDS (Cost — $48,569,124)	48,250,116

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
ASSET-BACKED SECURITIES — 1.8%
Automobiles — 0.3%
$845,000	AAA	Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 0.850% due 5/15/18(b)	$847,154
1,463,010	AAA	Santander Drive Auto Receivables Trust, Series 2014-3, Class A1, 0.250% due 6/15/15	1,463,029

		Total Automobiles	2,310,183

Student Loans — 1.5%
675,595	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.323% due 3/25/42(a)(b)	646,943
850,000	AA+	EFS Volunteer LLC, Series 2010-1, Class A2, 1.084% due 10/25/35(a)(b)	860,569
625,000	AAA	Navient Student Loan Trust, Series 2014-CTA, Class A, 0.884% due 9/16/24(a)(b)	625,389
500,000	AA+	Nelnet Education Loan Funding Inc., Series 2004-2A, Class A5C, 1.090% due 2/25/39(a)	473,910
		SLM Private Education Loan Trust:
1,233,656	AAA	Series 2010-A, Class 2A, 3.405% due 5/16/44(a)(b)	1,314,277
502,268	AAA	Series 2012-A, Class A1, 1.555% due 8/15/25(a)(b)	508,726
705,000	AAA	Series 2012-C, Class A2, 3.310% due 10/15/46(b)	736,159
680,000	AAA	Series 2012-D, Class A2, 2.950% due 2/15/46(b)	703,845
472,686	AAA	Series 2012-E, Class A1, 0.905% due 10/16/23(a)(b)	474,686
		SLM Student Loan Trust:
1,220,000	AAA	Series 2003-11, Class A6, 0.981% due 12/15/25(a)(b)	1,219,738
165,908	AA+	Series 2003-4, Class A5A, 0.981% due 3/15/33(a)(b)	165,908
1,400,000	AAA	Series 2004-1, Class A4, 0.494% due 10/27/25(a)	1,381,458
703,347	AAA	Series 2004-8A, Class A5, 0.734% due 4/25/24(a)(b)	706,839
880,000	AA+	Series 2005-5, Class A5, 0.984% due 10/25/40(a)	864,670
1,070,000	AAA	Series 2005-6, Class A6, 0.374% due 10/27/31(a)	1,045,515

		Total Student Loans	11,728,632

		TOTAL ASSET-BACKED SECURITIES (Cost — $13,736,135)	14,038,815

MUNICIPAL BONDS — 0.9%
California — 0.1%
80,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Project, Series A, 5.000% due 8/15/52	87,922
		State of California, GO:
100,000	A	5.000% due 12/1/37	109,805
150,000	A	5.000% due 9/1/42	167,004
90,000	AA-	University of California, Revenue Bonds, Series G, 5.000% due 5/15/37	101,232

		Total California	465,963

Delaware — 0.0%
300,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Series 2007-1, GTDSTD-Insured, 1.248% due 1/29/46(a)	282,248

Illinois — 0.3%
		State of Illinois, GO:
500,000	A-	4.350% due 6/1/18	526,325
410,000	A-	5.877% due 3/1/19	458,983
240,000	A-	4.950% due 6/1/23	255,799
280,000	A-	5.500% due 7/1/24	319,446
640,000	A-	5.100% due 6/1/33	636,128

		Total Illinois	2,196,681

Massachusetts — 0.0%
185,000	AA	Massachusetts Development Finance Agency, Revenue Bonds, Series M-4, 5.000% due 7/1/44	207,696
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	112,997

		Total Massachusetts	320,693

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Minnesota — 0.0%
$325,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Series 2007-1, GTDSTD-Insured, 1.048% due 1/29/46(a)	$305,765

Missouri — 0.0%
175,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/42	198,014

Nevada — 0.1%
435,000	AA+	Las Vegas Valley Water District, GO, Series B, 5.000% due 6/1/37	488,614

New Jersey — 0.0%
165,000	A	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/36	179,913

New York — 0.1%
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Bonds, Series A, 5.000% due 11/1/42	90,535
		New York City Water & Sewer System, Revenue Bonds:
120,000	AA+	Series BB, 5.000% due 6/15/47	133,201
115,000	AA+	Series CC, 5.000% due 6/15/47	128,306
270,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series E, 5.000% due 3/15/24	326,870

		Total New York	678,912

Ohio — 0.1%
1,000,000	B-	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series A-2, 5.750% due 6/1/34	800,170

Texas — 0.1%
670,000	AA+	City of Houston TX, GO, Series A, 6.290% due 3/1/32	844,455
235,000	A+	Dallas/Fort Worth International Airport, Revenue Bonds, Series A, 5.000% due 11/1/45(n)	249,020

		Total Texas	1,093,475

Virginia — 0.1%
416,306	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	452,779

		TOTAL MUNICIPAL BONDS (Cost — $7,231,243)	7,463,227

SENIOR LOANS — 0.1%
208,425	NR	Gardner Denver Inc., 4.250% due 7/30/20	208,461
92,368	NR	Hilton Worldwide Finance LLC, 3.500% due 10/26/20	91,936
207,375	NR	Michaels Stores Inc., 3.750% due 1/28/20	205,486
113,604	NR	Sungard Data Systems Inc., 4.000% due 3/8/20	113,651

		TOTAL SENIOR LOANS (Cost — $623,593)	619,534

Shares/Units
PREFERRED STOCK — 0.1%
FINANCIALS — 0.1%
Banks — 0.1%
30,275		GMAC Capital Trust I, 8.125%(a) (Cost — $751,009)	813,792

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
107		General Motors Co.	3,724
506		Motors Liquidation Co. GUC Trust*	12,913

		TOTAL COMMON STOCKS (Cost — $0)	16,637

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Shares/Units	Security	Value
WARRANTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
97	General Motors Co., expires 7/10/16*	$2,404
97	General Motors Co., expires 7/10/19*	1,624

	TOTAL WARRANTS (Cost — $0)	4,028

CONVERTIBLE PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
20,000	General Motors Corp., 0.000%*(e)(f) (Cost — $0)	0

Notional Amount/ Number of Contracts
PURCHASED OPTIONS — 0.0%
United States — 0.0%
40	2-Year Eurodollar Mid-Curve September Futures, Put @ $98.00, expires 09/12/2014, WAM	750
3,350,000	Swaption, 3-Month USD-LIBOR, Put @ $4.50, expires 03/15/2018, BCLY	120,282
2,190,000	Swaption, 3-Month USD-LIBOR, Put @ $4.50, expires 04/09/2018, BCLY	80,159
1,450,000	Swaption, 3-Month USD-LIBOR, Put @ $4.50, expires 01/14/2019, BCLY	40,949

	TOTAL PURCHASED OPTIONS (Cost — $482,358)	242,140

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $733,451,522)	754,849,103

Face Amount†
SHORT-TERM INVESTMENTS (o) — 15.6%
CERTIFICATES OF DEPOSIT — 0.1%
	Credit Suisse:
$100,000	0.462% due 3/17/15(a)	100,000
1,000,000	0.474% due 4/10/15(a)	1,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $1,100,000)	1,100,000

COMMERCIAL PAPER — 1.0%
	ENI Finance USA Inc.:
1,100,000	0.573% due 5/15/15(k)	1,095,542
1,100,000	0.583% due 5/22/15(k)	1,095,339
1,500,000	Macquarie Bank Ltd., 0.556% due 10/28/14(b)(k)	1,500,000
2,155,000	National Rural Utilities Cooperative Finance Corp., 0.090% due 9/19/14(k)	2,154,903
2,155,000	RBS Holdings USA Inc., 0.190% due 10/27/14(k)	2,154,363

	TOTAL COMMERCIAL PAPER (Cost — $8,000,147)	8,000,147

CORPORATE NOTE — 0.3%
2,100,000	BellSouth Corp., 4.182% due 4/26/15(b)(e) (Cost — $2,149,482)	2,136,752

MONEY MARKET FUND — 0.0%
262,624	Invesco STIT — Government & Agency Portfolio(p) (Cost — $262,624)	262,624

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Security	Value
REPURCHASE AGREEMENTS — 2.9%
$3,600,000		Barclays Capital Inc. repurchase agreement dated 08/29/14, 0.070% due 9/2/14, Proceeds at maturity — $3,600,021; (Fully collateralized by U.S. Treasury Note, 0.625% due 11/30/2017; Market Value — $3,673,681)(k)	$3,600,000
19,200,000		Merrill Lynch repurchase agreement dated 08/29/14, 0.030% due 9/2/14, Proceeds at maturity — $19,200,048; (Fully collateralized by U.S. Treasury Note, 2.625% due 11/15/2020; Market Value — $19,724,898)(k)	19,200,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $22,800,000)	22,800,000

SOVEREIGN BONDS — 1.2%
		Mexico Cetes:
352,000,000	MXN	2.907% due 9/25/14(k)	2,688,050
82,000,000	MXN	2.890% due 11/13/14(k)	623,750
22,000,000	MXN	2.890% due 12/11/14(k)	166,974
120,000,000	MXN	3.045% due 12/24/14(k)	909,427
390,000,000	MXN	3.000% due 1/8/15(k)	2,952,380
66,000,000	MXN	2.945% due 1/22/15(k)	499,137
182,000,000	MXN	2.960% due 2/5/15(k)	1,374,764

		TOTAL SOVEREIGN BONDS (Cost — $9,236,930)	9,214,482

TIME DEPOSITS — 6.3%
1,257,642		ANZ National Bank — London, 0.030% due 9/2/14	1,257,642
17,977,104		Banco Santander SA — Frankfurt, 0.030% due 9/2/14	17,977,104
862,592		Bank of New York Mellon — Grand Cayman, 0.030% due 9/2/14	862,592
		BBH — Grand Cayman:
758	EUR	(0.030%) due 9/1/14	997
387	DKK	0.000% due 9/1/14	68
11,402	JPY	0.005% due 9/1/14	110
303	AUD	1.874% due 9/1/14	283
		Wells Fargo — Grand Cayman:
1,956,031	EUR	(0.030%) due 9/1/14	2,571,106
57,563	GBP	0.082% due 9/1/14	95,457
27,924,243		0.030% due 9/2/14	27,924,243

		TOTAL TIME DEPOSITS (Cost — $50,689,602)	50,689,602

U.S. GOVERNMENT AGENCIES — 3.8%
		Federal Home Loan Bank (FHLB), Discount Notes:
1,300,000		0.077% due 9/19/14(k)	1,299,950
3,040,000		0.080% due 9/24/14(k)	3,039,845
2,940,000		0.075% due 10/10/14(k)	2,939,761
1,480,000		0.080% due 10/15/14(k)	1,479,855
3,575,000		0.090% due 10/21/14(k)	3,574,553
6,595,000		0.071% due 10/29/14(k)	6,594,259
		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
1,729,000		0.065% due 11/17/14(k)	1,728,760
9,590,000		0.065% due 11/24/14(k)	9,588,545

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $30,245,528)	30,245,528

		TOTAL SHORT-TERM INVESTMENTS (Cost — $124,484,313)	124,449,135

		TOTAL INVESTMENTS — 110.0% (Cost — $857,935,835#)	879,298,238

		Liabilities in Excess of Other Assets — (10.0)%	(80,197,011)

		TOTAL NET ASSETS — 100.0%	$799,101,227

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2014.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	All or a portion of this security is on loan (See Note 1).
(i)	This security is traded on a TBA basis (see Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures or swap contracts.
(k)	Rate shown represents yield-to-maturity.
(l)	Interest only security.
(m)	Principal only security.
(n)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(o)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 15.6%.
(p)	Represents investment of collateral received from securities lending transactions.
(q)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is $861,719,692.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
MASTR	— Mortgage Asset Securitization Transactions Inc.
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principals

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar

Counterparty Abbreviations used in this schedule:
BCLY	— Barclays Bank PLC
BOA	— Bank of America
DUB	— Deutsche Bank AG
GSC	— Goldman Sachs & Co.
JPM	— JPMorgan Chase & Co.
RBS	— Royal Bank of Scotland PLC
UBS	— UBS Securities LLC

See pages 148 and 149 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Summary of Investments by Security Type^
Corporate Bonds & Notes	27.8%
Mortgage-Backed Securities	20.5
U.S. Government & Agency Obligations	16.8
Collateralized Mortgage Obligations	12.5
Sovereign Bonds	5.5
Asset-Backed Securities	1.6
Municipal Bonds	0.9
Preferred Stock	0.1
Senior Loans	0.1
Purchased Options	0.0	**
Common Stocks	0.0	**
Warrants	0.0	**
Convertible Preferred Stock	0.0	**
Short-Term Investments	14.2

	100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%.

Schedule of Options Contracts Written

Notional Amount/ Number of Contracts		Security Name	Counterparty	Expiration Date	Strike Price	Value
United States
40		2-Year Eurodollar Mid-Curve September Futures, Put	GSC	9/12/14	$97.50	$250
5,000,000		Swaption, 3-Month USD-LIBOR, Call	RBS	9/2/14	2.50	9,130
1,000,000		Swaption, 3-Month USD-LIBOR, Call	RBS	9/2/14	2.55	5,002
4,500,000		Swaption, 3-Month USD-LIBOR, Put	JPM	11/17/14	2.80	17,072
3,700,000		Swaption, 3-Month USD-LIBOR, Put	DUB	11/17/14	2.85	10,912
2,100,000	EUR	Swaption, 6-Month EURIBOR, Call	GSC	1/20/15	1.20	38,721
2,100,000	EUR	Swaption, 6-Month EURIBOR, Put	GSC	1/20/15	1.60	5,879
3,700,000		Swaption, 3-Month USD-LIBOR, Call	DUB	11/17/14	1.65	5,598
1,000,000		Swaption, 3-Month USD-LIBOR, Call	JPM	11/17/14	1.70	2,109
1,000,000		Swaption, 3-Month USD-LIBOR, Put	JPM	11/17/14	2.05	3,143
700,000		Swaption, 3-Month USD-LIBOR, Call	DUB	12/2/14	1.70	1,606
700,000		Swaption, 3-Month USD-LIBOR, Put	DUB	12/2/14	2.05	2,833
200,000		OTC U.S. Dollar versus Japanese Yen, Put	BCLY	11/10/14	97.00	93
400,000		OTC U.S. Dollar versus Japanese Yen, Put	BOA	11/10/14	97.00	186
200,000		OTC U.S. Dollar versus Japanese Yen, Put	UBS	11/10/14	98.00	146
100,000		OTC U.S. Dollar versus Japanese Yen, Put	BOA	2/18/19	80.00	3,581
6,000,000		Swaption, 3-Month USD-LIBOR, Put	RBS	9/2/14	3.03	1
6,700,000		Swaption, 3-Month USD-LIBOR, Put	RBS	9/21/15	2.50	85,940
5,470,000		Swaption, 3-Month USD-LIBOR, Put	BCLY	1/14/19	5.00	59,223
13		U.S. Treasury Long Bond October Futures, Call	GSC	9/26/14	144.00	2,844
25		U.S. Treasury Long Bond September Futures, Call	GSC	9/26/14	126.50	8,984

		TOTAL OPTIONS CONRACTS WRITTEN (Premiums received —$500,810)				$263,253

For details of other financial instruments held by this Fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
CORPORATE BONDS & NOTES — 90.4%
Aerospace & Defense — 1.4%
$130,000	B+	Alliant Techsystems Inc., Company Guaranteed Notes, 5.250% due 10/1/21(a)	$133,250
480,000	BB-	CBC Ammo LLC/CBC FinCo Inc., Senior Unsecured Notes, 7.250% due 11/15/21(a)	483,600
460,000	B	Ducommun Inc., Company Guaranteed Notes, 9.750% due 7/15/18	504,850
611,000	B	Erickson Inc., Secured Notes, 8.250% due 5/1/20(c)	609,473
200,000	B-	GenCorp Inc., Secured Notes, 7.125% due 3/15/21	216,500
180,000	B	LMI Aerospace Inc., Senior Secured Notes, 7.375% due 7/15/19(a)	183,150
		TransDigm Inc., Company Guaranteed Notes:
710,000	CCC+	7.500% due 7/15/21	779,225
500,000	CCC+	6.000% due 7/15/22(a)	509,375
130,000	BB-	Triumph Group Inc., Company Guaranteed Notes, 5.250% due 6/1/22(a)	130,162

		Total Aerospace & Defense	3,549,585

Airlines — 1.2%
810,000	B-(b)	Air Canada, Company Guaranteed Notes, 7.750% due 4/15/21(a)	852,525
301,521	BB+e(b)	American Airlines 2013-1 Class B Pass Through Trust, Pass Thru Certificates, 5.625% due 1/15/21	313,582
40,000	B+(b)	American Airlines 2013-1 Class C Pass Through Trust, Pass Thru Certificates, 6.125% due 7/15/18	42,100
469,143	BB+	American Airlines 2013-2 Class B Pass Through Trust, Equipment Trust, 5.600% due 7/15/20	486,736
127,819	B+	Continental Airlines 2007-1 Class B Pass Through Trust, Pass Thru Certificates, 6.903% due 4/19/22	138,211
28,533	BBB-	Continental Airlines 2012-2 Class B Pass Through Trust, Pass Thru Certificates, 5.500% due 10/29/20	30,388
55,912	BB+	Delta Air Lines 2007-1 Class B Pass Through Trust, Pass Thru Certificates, 8.021% due 8/10/22	65,070
45,704	BBB+	Delta Air Lines 2009-1 Series B Pass Through Trust, Pass Thru Certificates, 9.750% due 12/17/16	51,702
30,000	BBB	Delta Air Lines 2010-1 Class B Pass Through Trust, Pass Thru Certificates, 6.375% due 1/2/16(a)	31,800
420,000	BB+	United Airlines 2014-1 Class B Pass Through Trust, Pass Thru Certificates, 4.750% due 4/11/22	424,200
270,000	BB+	United Airlines 2014-2 Class B Pass Through Trust, Pass Thru Certificates, 4.625% due 9/3/22	270,000
220,661	BB	US Airways 2012-2 Class B Pass Through Trust, Pass Thru Certificates, 6.750% due 6/3/21	239,970
190,000	BB	US Airways 2013-1 Class B Pass Through Trust, Pass Thru Certificates, 5.375% due 11/15/21	196,175

		Total Airlines	3,142,459

Auto Components — 0.8%
180,000	B+	American Axle & Manufacturing Inc., Company Guaranteed Notes, 6.625% due 10/15/22	194,400
950,000	B	Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes, 8.250% due 6/15/21	1,066,375
340,000	CCC+	Jaguar Holding Co. I, Senior Unsecured Notes, 9.375% (9.375% cash or 10.125% PIK) due 10/15/17(a)(d)	350,625
440,000	B	Schaeffler Holding Finance BV, Senior Secured Notes, 6.875% (6.875% cash or 7.625% PIK) due 8/15/18(a)(d)	465,850

		Total Auto Components	2,077,250

Banks — 2.8%
440,000	BB+	Bank of America Corp., Junior Subordinated Notes, 5.200%(e)(f)	426,250
200,000	BB+	Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	225,000
		CIT Group Inc., Senior Unsecured Notes:
100,000	BB-	5.375% due 5/15/20	108,625
30,000	BB-	5.000% due 8/15/22	31,763
1,250,000	BB-	5.000% due 8/1/23	1,308,125
210,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.375%(a)(e)(f)	244,912
170,000	BBB	M&T Bank Corp., Junior Subordinated Notes, 6.875%(f)	174,411
625,000	B+	Popular Inc., Senior Unsecured Notes, 7.000% due 7/1/19	631,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Banks — 2.8% — (continued)
		Provident Funding Associates LP/PFG Finance Corp.:
$785,000	B+	Company Guaranteed Notes, 6.750% due 6/15/21(a)	$793,831
560,000	B+	Senior Unsecured Notes, 10.125% due 2/15/19(a)	605,500
620,000	BB+	Royal Bank of Scotland Group PLC, Subordinated Notes, 6.000% due 12/19/23	675,201
		Synovus Financial Corp.:
1,360,000	BB-	Senior Unsecured Notes, 7.875% due 2/15/19	1,543,600
440,000	B+	Subordinated Notes, 5.125% due 6/15/17	453,200

		Total Banks	7,221,668

Beverages — 0.4%
170,000	CCC+	Beverages & More Inc., Senior Secured Notes, 10.000% due 11/15/18(a)	162,988
270,000	B-	Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(a)	276,750
270,000	BB+	Constellation Brands Inc., Company Guaranteed Notes, 4.250% due 5/1/23	273,375
370,000	B-	Crestview DS Merger Sub II Inc., Secured Notes, 10.000% due 9/1/21	419,950

		Total Beverages	1,133,063

Building Products — 0.4%
500,000	BB-	Griffon Corp., Company Guaranteed Notes, 5.250% due 3/1/22	496,875
240,000	B	Hardwoods Acquisition Inc., Secured Notes, 7.500% due 8/1/21(a)	244,800
390,000	B	Woodside Homes Co. LLC/Woodside Homes Finance Inc., Company Guaranteed Notes, 6.750% due 12/15/21(a)	394,875

		Total Building Products	1,136,550

Chemicals — 1.9%
610,000	B-	Amsurg Corp., Company Guaranteed Notes, 5.625% due 7/15/22(a)	626,775
500,000	BB	Axiall Corp., Company Guaranteed Notes, 4.875% due 5/15/23	502,500
90,000	B+	Hercules Inc., Junior Subordinated Notes, 6.500% due 6/30/29	83,142
400,000	B-	Hexion US Finance Corp., Senior Secured Notes, 6.625% due 4/15/20	423,000
200,000	CCC+	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 8.875% due 2/1/18	208,000
670,000	NR	Momentive Performance Materials Inc., Senior Secured Notes, 8.875% due 10/15/20(g)	629,800
645,000	B	Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Secured Notes, 6.500% due 4/15/21(a)	643,387
1,310,000	B	TPC Group Inc., Senior Secured Notes, 8.750% due 12/15/20(a)	1,450,825
280,000	BB-	Tronox Finance LLC, Company Guaranteed Notes, 6.375% due 8/15/20	289,800

		Total Chemicals	4,857,229

Commercial Services & Supplies — 4.0%
435,000	B	Ahern Rentals Inc., Secured Notes, 9.500% due 6/15/18(a)	479,588
460,000	BB-	Ashtead Capital Inc., Secured Notes, 6.500% due 7/15/22(a)	502,550
		Cenveo Corp.:
1,600,000	CCC	Company Guaranteed Notes, 11.500% due 5/15/17	1,684,000
470,000	B	Senior Secured Notes, 6.000% due 8/1/19(a)	466,475
425,000	CCC+	DynCorp International Inc., Company Guaranteed Notes, 10.375% due 7/1/17	404,812
744,000	B+	H&E Equipment Services Inc., Company Guaranteed Notes, 7.000% due 9/1/22	816,540
100,000	BB+	JM Huber Corp., Senior Unsecured Notes, 9.875% due 11/1/19(a)	113,000
320,000	B-	Modular Space Corp., Secured Notes, 10.250% due 1/31/19(a)	332,800
680,000	CCC+	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20	731,000
110,000	CCC+	NES Rentals Holdings Inc., Secured Notes, 7.875% due 5/1/18(a)	117,425
315,000	B-	Park-Ohio Industries Inc., Company Guaranteed Notes, 8.125% due 4/1/21	347,287
700,000	B	Safway Group Holding LLC/Safway Finance Corp., Secured Notes, 7.000% due 5/15/18(a)	740,250
135,000	BB-	Sotheby’s, Company Guaranteed Notes, 5.250% due 10/1/22(a)	132,300
110,000	B-	StoneMor Partners LP/Cornerstone Family Services of WV, Company Guaranteed Notes, 7.875% due 6/1/21(a)	116,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Commercial Services & Supplies — 4.0% — (continued)
		United Rentals North America Inc., Company Guaranteed Notes:
$200,000	BB-	7.375% due 5/15/20	$219,000
1,345,000	BB-	7.625% due 4/15/22	1,516,488
820,000	BB-	5.750% due 11/15/24	861,000
620,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	604,500

		Total Commercial Services & Supplies	10,185,615

Communications Equipment — 0.2%
		CommScope Inc., Company Guaranteed Notes:
235,000	B+	5.000% due 6/15/21(a)	239,700
235,000	B+	5.500% due 6/15/24(a)	240,288

		Total Communications Equipment	479,988

Construction Materials — 0.6%
700,000	B-	Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Unsecured Notes, 8.875% (8.875% cash or 9.625% PIK) due 4/15/19(a)(d)	696,500
400,000	B+	Michael Baker International LLC/CDL Acquisition Co., Inc., Senior Secured Notes, 8.250% due 10/15/18(a)	414,000
430,000	B	US Concrete Inc., Senior Secured Notes, 8.500% due 12/1/18	466,550

		Total Construction Materials	1,577,050

Consumer Finance — 0.4%
		Ally Financial Inc., Company Guaranteed Notes:
105,000	BB	5.500% due 2/15/17	112,284
365,000	BB	8.000% due 3/15/20	444,388
130,000	BB	7.500% due 9/15/20	156,000
200,000	BB+	Dufry Finance SCA, Company Guaranteed Notes, 5.500% due 10/15/20(a)	209,010
120,000	BB	Navient LLC, Senior Unsecured Notes, 8.450% due 6/15/18	139,944

		Total Consumer Finance	1,061,626

Containers & Packaging — 1.4%
260,000	CCC+	Ardagh Finance Holdings SA, Senior Unsecured Notes, 8.625% (0.000% cash or 8.625% PIK) due 6/15/19(a)(d)	270,725
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
		Company Guaranteed Notes:
200,000	CCC+	6.250% due 1/31/19(a)	202,500
700,000	CCC+	6.750% due 1/31/21(a)	715,750
350,000	B+	Senior Secured Notes, 3.232% due 12/15/19(a)(e)	349,125
730,000	CCC+	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Company Guaranteed Notes, 6.000% due 6/15/17(a)	742,775
340,000	CCC	BWAY Holding Co., Senior Unsecured Notes, 9.125% due 8/15/21(a)	350,200
110,000	BB+	Graphic Packaging International Inc., Company Guaranteed Notes, 4.750% due 4/15/21	112,750
		Pactiv LLC, Company Guaranteed Notes:
50,000	CCC+	7.950% due 12/15/25	54,125
560,000	CCC+	8.375% due 4/15/27	609,000
210,000	B+	Plastipak Holdings Inc., Senior Unsecured Notes, 6.500% due 10/1/21(a)	220,500

		Total Containers & Packaging	3,627,450

Diversified Consumer Services — 0.1%
130,000	BB-	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/1/27	143,975

Diversified Financial Services — 2.4%
280,000	BB+	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Company Guaranteed Notes, 4.500% due 5/15/21(a)	286,286
320,000	Caa1(h)	Compiler Finance Sub Inc., Senior Unsecured Notes, 7.000% due 5/1/21(a)	307,200
610,000	BB+	Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes, 5.625% due 10/15/20(a)	645,075
410,000	B	Globe Luxembourg SCA, Senior Secured Notes, 9.625% due 5/1/18(a)	453,050
500,000	B+	ILFC E-Capital Trust I, Limited Guaranteed Notes, 5.020% due 12/21/65(a)(e)	485,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Diversified Financial Services — 2.4% — (continued)
		International Lease Finance Corp., Senior Unsecured Notes:
$520,000	BB+	8.250% due 12/15/20	$637,000
755,000	BB+	8.625% due 1/15/22	950,356
660,000	CCC+	Jack Cooper Holdings Corp., Senior Secured Notes, 9.250% due 6/1/20(a)	720,225
740,000	B	KCA Deutag UK Finance PLC, Senior Secured Notes, 7.250% due 5/15/21(a)	743,700
400,000	CCC	Nuveen Investments Inc., Senior Unsecured Notes, 9.500% due 10/15/20(a)	468,936
160,000	B	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	178,000
260,000	B	TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes, 8.500% due 9/15/18(a)	276,250

		Total Diversified Financial Services	6,151,078

Diversified Telecommunication Services — 5.0%
		CenturyLink Inc., Senior Unsecured Notes:
120,000	BB	6.450% due 6/15/21	132,000
380,000	BB	6.750% due 12/1/23(c)	422,037
741,000	CCC+	Cincinnati Bell Inc., Company Guaranteed Notes, 8.750% due 3/15/18	777,124
35,000	BB-	Cincinnati Bell Telephone Co. LLC, Company Guaranteed Notes, 6.300% due 12/1/28	33,862
550,000	B-	Cogent Communications Finance Inc., Company Guaranteed Notes, 5.625% due 4/15/21(a)	550,000
635,000	B	Gates Global LLC/Gates Global Co., Company Guaranteed Notes, 6.000% due 7/15/22(a)	631,825
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
60,000	B+	7.250% due 10/15/20	64,350
150,000	B+	7.500% due 4/1/21	162,937
755,000	B-	6.625% due 12/15/22	792,750
1,000,000	B+	5.500% due 8/1/23	1,000,000
		Intelsat Luxembourg SA, Company Guaranteed Notes:
595,000	B-	7.750% due 6/1/21	629,956
770,000	B-	8.125% due 6/1/23	837,375
725,000	B	Level 3 Escrow II Inc., Company Guaranteed Notes, 5.375% due 8/15/22(a)	730,438
		Level 3 Financing Inc., Company Guaranteed Notes:
210,000	B-	7.000% due 6/1/20	227,325
1,140,000	B-	8.625% due 7/15/20	1,268,250
130,000	B-	6.125% due 1/15/21(a)	137,638
		tw telecom holdings Inc., Company Guaranteed Notes:
200,000	BB-	5.375% due 10/1/22	218,250
190,000	BB-	5.375% due 10/1/22	207,338
680,000	BB-	6.375% due 9/1/23	770,100
340,000	BB	UPCB Finance V Ltd., Senior Secured Notes, 7.250% due 11/15/21(a)	374,000
430,000	BB	VimpelCom Holdings BV, Company Guaranteed Notes, 5.950% due 2/13/23(a)	389,623
685,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.375% due 4/15/23(a)	732,950
260,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 1/15/25(a)	268,450
		Windstream Corp., Company Guaranteed Notes:
650,000	B	7.500% due 6/1/22	709,312
650,000	B	7.500% due 4/1/23	695,500

		Total Diversified Telecommunication Services	12,763,390

Electric Utilities — 1.5%
20,000	B	Atlantic Power Corp., Company Guaranteed Notes, 9.000% due 11/15/18	20,950
		Calpine Corp.:
		Senior Secured Notes:
315,000	BB	6.000% due 1/15/22(a)	340,987
380,000	BB	5.875% due 1/15/24(a)	408,500
		Senior Unsecured Notes:
590,000	B	5.375% due 1/15/23	596,638
240,000	B	5.750% due 1/15/25	242,700
4,522	B-	FPL Energy National Wind Portfolio LLC, Senior Secured Notes, 6.125% due 3/25/19(a)	4,499

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Electric Utilities — 1.5% — (continued)
		GenOn REMA LLC, Pass Thru Certificates:
$70,770	B+	9.237% due 7/2/17	$75,547
1,110,000	B+	9.681% due 7/2/26	1,209,900
430,000	CCC+	Illinois Power Generating Co., Senior Unsecured Notes, 7.000% due 4/15/18	420,325
60,987	NR	Midwest Generation LLC, Pass Thru Certificates, 8.560% due 1/2/16	62,512
477,404	BB-	Mirant Mid Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	538,870

		Total Electric Utilities	3,921,428

Electronic Equipment, Instruments & Components — 0.9%
95,000	B	International Wire Group Holdings Inc., Secured Notes, 8.500% due 10/15/17(a)	102,837
20,000	B-	Kemet Corp., Senior Secured Notes, 10.500% due 5/1/18	21,100
250,000	B	Radio Systems Corp., Secured Notes, 8.375% due 11/1/19(a)	275,938
730,000	B+	Viasystems Inc., Senior Secured Notes, 7.875% due 5/1/19(a)	759,200
1,050,000	B+	WESCO Distribution Inc., Company Guaranteed Notes, 5.375% due 12/15/21	1,068,375

		Total Electronic Equipment, Instruments & Components	2,227,450

Energy Equipment & Services — 2.7%
		Access Midstream Partners LP/ACMP Finance Corp., Company Guaranteed Notes:
520,000	BB+	5.875% due 4/15/21	555,100
230,000	BB+	6.125% due 7/15/22	251,275
750,000	BB+	4.875% due 5/15/23	793,125
		Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Company Guaranteed Notes:
130,000	B+	6.625% due 10/1/20	137,800
350,000	B+	4.750% due 11/15/21	340,375
110,000	B+	5.875% due 8/1/23	112,200
520,000	B+	Cie Générale de Géophysique — Veritas, Company Guaranteed Notes, 6.500% due 6/1/21	483,600
130,000	NR	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/8/16(g)(i)(j)	0
700,000	B	First Wind Capital LLC, Senior Secured Notes, 10.250% due 6/1/18(a)	749,000
400,000	CCC+	Foresight Energy LLC/Foresight Energy Corp., Senior Unsecured Notes, 7.875% due 8/15/21(a)	427,000
410,000	B	GenOn Energy Inc., Senior Unsecured Notes, 9.500% due 10/15/18	437,675
350,000	BB	McDermott International Inc., Secured Notes, 8.000% due 5/1/21(a)	364,000
485,000	CCC+	Ocean Rig UDW Inc., Senior Unsecured Notes, 7.250% due 4/1/19(a)	485,000
250,000	B+	Parker Drilling Co., Company Guaranteed Notes, 6.750% due 7/15/22(a)	260,625
790,000	B+	Pioneer Energy Services Corp., Company Guaranteed Notes, 6.125% due 3/15/22(a)	805,800
70,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.500% due 7/15/21	76,300
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
326,000	BB+	6.375% due 8/1/22	355,340
140,000	BB+	5.250% due 5/1/23	148,050
40,000	BB+	4.250% due 11/15/23	40,100
240,000	B-	Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes, 10.750% due 2/1/18	256,500

		Total Energy Equipment & Services	7,078,865

Food Products — 1.6%
484,000	CCC+	Big Heart Pet Brands, Company Guaranteed Notes, 7.625% due 2/15/19	500,335
451,000	B	Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes, 7.875% due 2/1/21	494,973
585,000	CCC+	Diamond Foods Inc., Company Guaranteed Notes, 7.000% due 3/15/19(a)	601,819
350,000	CCC+	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 5/1/19(a)	353,062
310,000	CCC+	Hearthside Group Holdings LLC/Hearthside Finance Co., Company Guaranteed Notes, 6.500% due 5/1/22(a)	310,775
470,000	BB-	HJ Heinz Co., Secured Notes, 4.250% due 10/15/20	477,050

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Food Products — 1.6% — (continued)
$550,000	CCC	Simmons Foods Inc., Secured Notes, 10.500% due 11/1/17(a)	$587,125
450,000	BB-	Smithfield Foods Inc., Senior Unsecured Notes, 5.875% due 8/1/21(a)	482,625
224,000	B+	Wells Enterprises Inc., Senior Secured Notes, 6.750% due 2/1/20(a)	234,640

		Total Food Products	4,042,404

Gas Utilities — 0.1%
310,000	NR	New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes, 11.750% due 5/15/19	319,688

Health Care Equipment & Supplies — 1.2%
1,070,000	CCC+	Alere Inc., Company Guaranteed Notes, 6.500% due 6/15/20	1,087,387
200,000	B-	ConvaTec Finance International SA, Senior Unsecured Notes, 8.250% (8.250% cash or 9.000% PIK) due 1/15/19(a)(d)	206,125
		DJO Finance LLC/DJO Finance Corp., Company Guaranteed Notes:
80,000	CCC	9.750% due 10/15/17	83,800
520,000	CCC+	9.875% due 4/15/18	558,350
395,000	CCC+	Kinetic Concepts Inc./KCI USA Inc., Company Guaranteed Notes, 12.500% due 11/1/19	451,781
190,000	BB	Teleflex Inc., Company Guaranteed Notes, 5.250% due 6/15/24(a)	194,038
420,000	B	Universal Hospital Services Inc., Secured Notes, 7.625% due 8/15/20	422,100

		Total Health Care Equipment & Supplies	3,003,581

Health Care Providers & Services — 2.9%
		Acadia Healthcare Co., Inc., Company Guaranteed Notes:
97,000	B	12.875% due 11/1/18	113,732
390,000	B	6.125% due 3/15/21	413,400
380,000	B	5.125% due 7/1/22(a)	385,700
355,000	B-	CHS/Community Health Systems Inc., Company Guaranteed Notes, 6.875% due 2/1/22(a)	378,963
460,000	B-	ExamWorks Group Inc., Company Guaranteed Notes, 9.000% due 7/15/19	499,100
480,000	BB+	Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.875% due 1/31/22(a)	530,400
		HCA Inc.:
		Company Guaranteed Notes:
570,000	B-	5.875% due 5/1/23	608,475
60,000	B-	7.690% due 6/15/25	66,900
1,030,000	BB	Senior Secured Notes, 5.000% due 3/15/24	1,051,887
620,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Company Guaranteed Notes, 8.375% due 5/15/19	658,750
690,000	B-	MedImpact Holdings Inc., Senior Secured Notes, 10.500% due 2/1/18(a)	747,788
455,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.375% due 6/1/21	475,191
		Tenet Healthcare Corp., Senior Unsecured Notes:
160,000	CCC+	8.000% due 8/1/20	173,200
960,000	CCC+	8.125% due 4/1/22	1,107,600
295,000	CCC+	6.875% due 11/15/31	290,575

		Total Health Care Providers & Services	7,501,661

Hotels, Restaurants & Leisure — 4.9%
670,000	B-	AMC Entertainment Inc., Company Guaranteed Notes, 9.750% due 12/1/20	755,425
		Bossier Casino Venture Holdco Inc., Senior Secured Notes:
55,948	NR	11.000% due 2/9/18(i)(j)	54,760
181,080	NR	14.000% (0.000% cash or 14.000% PIK) due 2/9/18(a)(d)(i)(j)	174,958
620,000	CCC+	Boyd Gaming Corp., Company Guaranteed Notes, 9.000% due 7/1/20	668,825
60,000	B-	Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Company Guaranteed Notes, step bond to yield, 0.000% due 4/15/19(a)	56,100
		Caesars Entertainment Operating Co., Inc., Senior Secured Notes:
58,000	CCC-	11.250% due 6/1/17	47,995
860,000	CCC-	9.000% due 2/15/20	692,581
		Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.:
110,000	CCC-	Secured Notes, 11.000% due 10/1/21(a)	112,063

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Hotels, Restaurants & Leisure — 4.9% — (continued)
$260,000	CCC+	Senior Secured Notes, 8.000% due 10/1/20(a)	$259,350
230,000	B-	Carrols Restaurant Group Inc., Secured Notes, 11.250% due 5/15/18	253,000
150,000	CCC+	CEC Entertainment Inc., Senior Unsecured Notes, 8.000% due 2/15/22(a)	153,000
845,000	CCC+	Golden Nugget Escrow Inc., Senior Unsecured Notes, 8.500% due 12/1/21(a)	886,194
170,000	B-	Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes, 8.875% due 3/15/19(a)	175,100
1,110,000	B	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/21(a)	1,178,681
250,000	CCC+	Isle of Capri Casinos Inc., Company Guaranteed Notes, 8.875% due 6/15/20	270,000
470,000	CCC+	Landry’s Holdings II Inc., Senior Unsecured Notes, 10.250% due 1/1/18(a)	492,325
565,000	CCC+	Landry’s Inc., Senior Unsecured Notes, 9.375% due 5/1/20(a)	610,200
400,000	B+	Marina District Finance Co., Inc., Senior Secured Notes, 9.875% due 8/15/18	422,500
280,000	BB-	MCE Finance Ltd., Company Guaranteed Notes, 5.000% due 2/15/21(a)	280,000
		MGM Resorts International, Company Guaranteed Notes:
1,125,000	B+	6.625% due 12/15/21	1,257,188
700,000	B+	7.750% due 3/15/22	820,750
320,000	CCC	Mohegan Tribal Gaming Authority, Company Guaranteed Notes, 9.750% due 9/1/21(c)	345,600
425,000	B-	MTR Gaming Group Inc., Secured Notes, 11.500% due 8/1/19	477,062
50,000	BB-	NCL Corp. Ltd., Company Guaranteed Notes, 5.000% due 2/15/18	51,375
635,000	CCC	PF Chang’s China Bistro Inc., Company Guaranteed Notes, 10.250% due 6/30/20(a)	654,050
455,000	B	Pinnacle Entertainment Inc., Company Guaranteed Notes, 7.750% due 4/1/22	493,675
180,000	B-	Regal Entertainment Group, Senior Unsecured Notes, 5.750% due 3/15/22	185,400
		Scientific Games International Inc., Company Guaranteed Notes:
150,000	B-	6.250% due 9/1/20	131,250
435,000	B-	6.625% due 5/15/21(a)	380,081
300,000	B-	Seven Seas Cruises S de RL LLC, Secured Notes, 9.125% due 5/15/19	325,500

		Total Hotels, Restaurants & Leisure	12,664,988

Household Durables — 1.7%
545,000	B-	K Hovnanian Enterprises Inc., Senior Secured Notes, 7.250% due 10/15/20(a)	588,600
610,000	CCC+	Serta Simmons Holdings LLC, Senior Unsecured Notes, 8.125% due 10/1/20(a)	660,325
700,000	B	Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes, 8.625% due 5/15/19	759,500
350,000	B+	Standard Pacific Corp., Company Guaranteed Notes, 6.250% due 12/15/21	372,750
905,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	918,575
		Toll Brothers Finance Corp., Company Guaranteed Notes:
60,000	BB+	4.000% due 12/31/18	61,200
60,000	BB+	6.750% due 11/1/19	68,850
535,000	B-	William Lyon Homes Inc., Company Guaranteed Notes, 8.500% due 11/15/20	593,850
250,000	B3(h)	WLH PNW Finance Corp., Senior Unsecured Notes, 7.000% due 8/15/22(a)	258,437

		Total Household Durables	4,282,087

Household Products — 1.8%
80,000	B-	American Achievement Corp., Secured Notes, 10.875% due 4/15/16(a)	82,200
40,000	B	American Greetings Corp., Company Guaranteed Notes, 7.375% due 12/1/21	42,700
400,000	B-	Century Intermediate Holding Co. 2, Senior Unsecured Notes, 9.750% (0.000% cash or 9.750% PIK) due 2/15/19(a)(d)	428,000
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
		Company Guaranteed Notes:
640,000	CCC+	9.000% due 4/15/19	675,200
795,000	CCC+	9.875% due 8/15/19	885,431
1,600,000	B+	Senior Secured Notes, 5.750% due 10/15/20	1,680,000
		Spectrum Brands Inc., Company Guaranteed Notes:
110,000	B	6.375% due 11/15/20	118,800
780,000	B	6.625% due 11/15/22	848,250

		Total Household Products	4,760,581

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Independent Power and Renewable Electricity Producers — 1.1%
		AES Corp., Senior Unsecured Notes:
$400,000	BB-	4.875% due 5/15/23	$395,000
150,000	BB-	5.500% due 3/15/24	153,375
		NRG Energy Inc., Company Guaranteed Notes:
155,000	BB-	7.875% due 5/15/21	170,887
1,100,000	BB-	6.250% due 7/15/22(a)	1,157,750
450,000	BB-	6.250% due 5/1/24(a)	466,875
370,000	B+	Red Oak Power LLC, Senior Secured Notes, 9.200% due 11/30/29	414,400

		Total Independent Power and Renewable Electricity Producers	2,758,287

Industrial Conglomerates — 1.1%
370,000	B	American Builders & Contractors Supply Co., Inc., Senior Unsecured Notes, 5.625% due 4/15/21(a)	377,400
1,020,000	CCC+	HD Supply Inc., Company Guaranteed Notes, 7.500% due 7/15/20	1,101,600
260,000	BB-	LKQ Corp., Company Guaranteed Notes, 4.750% due 5/15/23	255,450
		SunGard Data Systems Inc., Company Guaranteed Notes:
605,000	B-	6.625% due 11/1/19	636,762
500,000	B	7.625% due 11/15/20	540,625

		Total Industrial Conglomerates	2,911,837

Insurance — 0.4%
500,000	BB-	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 6.375% due 4/1/21(a)	537,500
525,000	CCC+	Hockey Merger Sub 2 Inc., Senior Unsecured Notes, 7.875% due 10/1/21(a)	555,188

		Total Insurance	1,092,688

Internet Software & Services — 1.1%
70,000	CCC+	Ancestry.com Inc., Company Guaranteed Notes, 11.000% due 12/15/20	81,025
267,000	BB-	Bankrate Inc., Company Guaranteed Notes, 6.125% due 8/15/18(a)	276,345
285,000	B+	Cogent Communications Holdings Inc., Senior Secured Notes, 8.375% due 2/15/18(a)	302,100
450,000	B+	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 6.375% due 11/15/22	478,125
		EarthLink Holdings Corp.:
655,000	CCC+	Company Guaranteed Notes, 8.875% due 5/15/19(c)	673,012
555,000	B+	Senior Secured Notes, 7.375% due 6/1/20	586,913
370,000	B	Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes, 8.125% due 1/1/20	400,525

		Total Internet Software & Services	2,798,045

Leisure Products — 0.2%
160,000	CCC+	24 Hour Holdings III LLC, Company Guaranteed Notes, 8.000% due 6/1/22(a)	156,000
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	255,600

		Total Leisure Products	411,600

Machinery — 1.6%
930,000	CCC+	DH Services Luxembourg Sarl, Company Guaranteed Notes, 7.750% due 12/15/20(a)	995,100
139,000	B	Mcron Finance Sub LLC/Mcron Finance Corp., Senior Secured Notes, 8.375% due 5/15/19(a)	151,162
425,000	B-	Milacron LLC/Mcron Finance Corp., Company Guaranteed Notes, 7.750% due 2/15/21(a)	460,063
357,000	B	Mueller Water Products Inc., Company Guaranteed Notes, 7.375% due 6/1/17	364,140
650,000	CCC-	Navistar International Corp., Company Guaranteed Notes, 8.250% due 11/1/21	676,812
880,000	BB	Terex Corp., Company Guaranteed Notes, 6.000% due 5/15/21	937,200
520,000	B	Xerium Technologies Inc., Company Guaranteed Notes, 8.875% due 6/15/18	552,175

		Total Machinery	4,136,652

Media — 7.7%
510,000	(P)B	Altice SA, Senior Secured Notes, 7.750% due 5/15/22(a)	543,150
60,000	BB	Carmike Cinemas Inc., Secured Notes, 7.375% due 5/15/19	64,875

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Media — 7.7% — (continued)
		CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Company Guaranteed Notes:
$130,000	BB-	5.250% due 2/15/22(a)	$133,250
130,000	BB-	5.625% due 2/15/24(a)	134,225
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
120,000	B	8.125% due 4/30/20	129,000
800,000	B	6.500% due 4/30/21	853,000
500,000	B	6.625% due 1/31/22	538,725
1,680,000	CCC+	Clear Channel Communications Inc., Senior Secured Notes, 9.000% due 3/1/21	1,749,300
		Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes:
865,000	B	7.625% due 3/15/20	929,675
190,000	B	6.500% due 11/15/22	203,650
205,000	B+	Crown Media Holdings Inc., Company Guaranteed Notes, 10.500% due 7/15/19	229,344
500,000	BB	CSC Holdings LLC, Senior Unsecured Notes, 8.625% due 2/15/19	589,375
1,645,000	CCC+	Cumulus Media Holdings Inc., Company Guaranteed Notes, 7.750% due 5/1/19	1,712,856
		DISH DBS Corp., Company Guaranteed Notes:
1,225,000	BB-	7.875% due 9/1/19	1,424,062
410,000	BB-	5.875% due 7/15/22	436,117
370,000	B-	Entercom Radio LLC, Company Guaranteed Notes, 10.500% due 12/1/19	415,325
200,000	B-	Gibson Brands Inc., Senior Secured Notes, 8.875% due 8/1/18(a)	203,000
1,015,000	B	Gray Television Inc., Company Guaranteed Notes, 7.500% due 10/1/20	1,075,900
160,000	B-	Harron Communications LP/Harron Finance Corp., Senior Unsecured Notes, 9.125% due 4/1/20(a)	180,400
		LBI Media Inc.:
397,575	C	Secured Notes, 13.500% due 4/15/20(a)	417,454
355,000	CCC-	Senior Secured Notes, 10.000% due 4/15/19(a)	376,300
725,000	B-	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	768,500
385,000	B+	LIN Television Corp., Company Guaranteed Notes, 8.375% due 4/15/18	403,047
40,000	B+	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes, 9.750% due 4/1/21	45,400
300,000	B-	MDC Partners Inc., Company Guaranteed Notes, 6.750% due 4/1/20(a)	315,000
30,000	B-	MHGE Parent LLC/MHGE Parent Finance Inc., Senior Unsecured Notes, 8.500% due 8/1/19(a)	29,588
660,000	B-	Midcontinent Communications & Midcontinent Finance Corp., Company Guaranteed Notes, 6.250% due 8/1/21(a)	684,750
200,000	B+	Nara Cable Funding Ltd., Senior Secured Notes, 8.875% due 12/1/18(a)	212,250
610,000	B	Nexstar Broadcasting Inc., Company Guaranteed Notes, 6.875% due 11/15/20	649,650
400,000	B+	Numericable Group SA, Senior Secured Notes, 6.000% due 5/15/22(a)	412,500
150,000	B-	Ono Finance II PLC, Company Guaranteed Notes, 10.875% due 7/15/19(a)	162,930
1,480,000	CCC	Radio One Inc., Senior Subordinated Notes, 9.250% due 2/15/20(a)	1,546,600
150,000	B+	Sinclair Television Group Inc., Company Guaranteed Notes, 5.375% due 4/1/21	153,750
215,000	BBB-	Sirius XM Radio Inc., Senior Secured Notes, 5.250% due 8/15/22(a)	230,050
495,000	B-	SiTV LLC/SiTV Finance Inc., Senior Secured Notes, 10.375% due 7/1/19(a)	498,712
		Univision Communications Inc.:
780,000	CCC+	Company Guaranteed Notes, 8.500% due 5/15/21(a)	858,000
		Senior Secured Notes:
100,000	B+	6.875% due 5/15/19(a)	106,250
130,000	B+	7.875% due 11/1/20(a)	142,350
310,000	B	WMG Acquisition Corp., Company Guaranteed Notes, 6.750% due 4/15/22(a)	308,450

		Total Media	19,866,760

Metals & Mining — 2.5%
		ArcelorMittal, Senior Unsecured Notes:
80,000	BB+	6.000% due 3/1/21	86,500
500,000	BB+	6.750% due 2/25/22	560,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Metals & Mining — 2.5% — (continued)
$270,000	B-	Barminco Finance Pty Ltd., Company Guaranteed Notes, 9.000% due 6/1/18(a)	$246,038
395,000	B+	Coeur Mining Inc., Company Guaranteed Notes, 7.875% due 2/1/21	397,716
360,000	(P)CCC+	Essar Steel Minnesota LLC, Senior Secured Notes, 11.500% due 5/15/20(a)	370,350
		FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes:
80,000	BB	6.000% due 4/1/17(a)	83,650
300,000	BB	6.875% due 2/1/18(a)	316,218
735,000	BB	8.250% due 11/1/19(a)	807,581
700,000	BB	6.875% due 4/1/22(a)	765,188
200,000	B	Global Brass & Copper Inc., Senior Secured Notes, 9.500% due 6/1/19	225,750
320,000	B-	Horsehead Holding Corp., Senior Secured Notes, 10.500% due 6/1/17(a)	366,000
190,000	NR	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(g)(j)	37,050
250,000	NR	Mirabela Nickel Ltd., Senior Secured Notes, 9.500% due 6/20/19(i)(j)	250,000
85,000	CCC	Molycorp Inc., Senior Secured Notes, 10.000% due 6/1/20(c)	71,187
160,000	B	Prince Mineral Holding Corp., Senior Secured Notes, 12.000% due 12/15/19(a)	180,000
300,000	B-	Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes, 9.000% due 10/15/17	320,250
220,000	B-	St Barbara Ltd., Senior Secured Notes, 8.875% due 4/15/18(a)	180,400
540,000	BB+	Steel Dynamics Inc., Company Guaranteed Notes, 7.625% due 3/15/20	573,750
		Thompson Creek Metals Co., Inc.:
490,000	CCC	Company Guaranteed Notes, 12.500% due 5/1/19	556,150
30,000	B+	Senior Secured Notes, 9.750% due 12/1/17	33,862

		Total Metals & Mining	6,428,240

Multiline Retail — 0.7%
		JCPenney Corp. Inc., Company Guaranteed Notes:
760,000	CCC-	6.875% due 10/15/15(c)	786,600
940,000	CCC-	7.950% due 4/1/17	991,700

		Total Multiline Retail	1,778,300

Oil, Gas & Consumable Fuels — 17.2%
465,000	B	Alpha Natural Resources Inc., Secured Notes, 7.500% due 8/1/20(a)	449,888
300,000	CCC	American Eagle Energy Corp., Senior Secured Notes, 11.000% due 9/1/19(a)	300,375
680,000	NR	American Energy —Utica LLC, Unsecured Notes, 3.500% (3.500% cash or 3.500%-6.500% PIK) due 3/1/21(a)(d)	795,600
90,000	BB-	Antero Resources Finance Corp., Company Guaranteed Notes, 5.375% due 11/1/21	93,038
		Arch Coal Inc., Company Guaranteed Notes:
170,000	CCC+	7.000% due 6/15/19(c)	121,762
60,000	CCC+	9.875% due 6/15/19	48,900
450,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	479,250
425,000	B+	Basic Energy Services Inc., Company Guaranteed Notes, 7.750% due 10/15/22	465,375
		Berry Petroleum Co. LLC, Senior Unsecured Notes:
30,000	BB-	6.750% due 11/1/20	31,575
280,000	BB-	6.375% due 9/15/22	293,300
		Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes:
20,000	B+	9.625% due 8/1/20	22,700
420,000	B+	7.625% due 1/15/22	441,000
		Chaparral Energy Inc., Company Guaranteed Notes:
175,000	B-	8.250% due 9/1/21	189,656
970,000	B-	7.625% due 11/15/22	1,046,388
		Chesapeake Energy Corp., Company Guaranteed Notes:
150,000	BB+	6.875% due 11/15/20	174,750
550,000	BB+	6.125% due 2/15/21	625,625
690,000	BB-	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Company Guaranteed Notes, 6.375% due 3/15/24	717,600
295,000	B-	Comstock Resources Inc., Company Guaranteed Notes, 9.500% due 6/15/20	333,350
430,000	BB+	Concho Resources Inc., Company Guaranteed Notes, 5.500% due 4/1/23	461,175

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 17.2% — (continued)
		CONSOL Energy Inc., Company Guaranteed Notes:
$290,000	BB	8.250% due 4/1/20	$309,937
220,000	BB	5.875% due 4/15/22(a)	230,725
		Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes:
190,000	BB	6.000% due 12/15/20	198,075
170,000	NR	6.125% due 3/1/22	176,800
270,000	B+	CVR Refining LLC/Coffeyville Finance Inc., Secured Notes, 6.500% due 11/1/22	281,475
1,095,000	B	Drill Rigs Holdings Inc., Senior Secured Notes, 6.500% due 10/1/17(a)	1,133,325
64,000	BBB	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 9/18/23	73,440
10,000	BB	El Paso Corp., Company Guaranteed Notes, 7.800% due 8/1/31	12,450
460,000	B-	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19	478,400
710,000	CCC+	EXCO Resources Inc., Company Guaranteed Notes, 8.500% due 4/15/22	723,277
380,000	B-	FTS International Inc., Senior Secured Notes, 6.250% due 5/1/22(a)	390,450
670,000	B-	Gastar Exploration Inc., Secured Notes, 8.625% due 5/15/18	696,800
775,000	NR	Goodrich Petroleum Corp., Company Guaranteed Notes, 5.000% due 10/1/32	899,484
640,000	B-	Gulfport Energy Corp., Company Guaranteed Notes, 7.750% due 11/1/20(a)	691,200
		Halcon Resources Corp., Company Guaranteed Notes:
170,000	CCC+	9.750% due 7/15/20	184,025
1,410,000	CCC+	8.875% due 5/15/21	1,491,075
		Hercules Offshore Inc., Company Guaranteed Notes:
935,000	B	10.250% due 4/1/19(a)	1,019,150
270,000	B	8.750% due 7/15/21(a)	274,050
870,000	B	7.500% due 10/1/21(a)	826,500
		Hiland Partners LP/Hiland Partners Finance Corp., Company Guaranteed Notes:
340,000	B	7.250% due 10/1/20(a)	368,050
200,000	B	5.500% due 5/15/22(a)	202,500
880,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	897,600
660,000	BB	Kinder Morgan Inc., Senior Unsecured Notes, 5.625% due 11/15/23(a)	730,950
40,000	B	Kodiak Oil & Gas Corp., Company Guaranteed Notes, 5.500% due 2/1/22	42,400
220,000	B+	Linn Energy LLC/Linn Energy Finance Corp., Company Guaranteed Notes, 6.500% due 5/15/19	227,562
120,000	CCC+	Lonestar Resources America Inc., Senior Unsecured Notes, 8.750% due 4/15/19(a)	122,400
200,000	BBB-	Lukoil International Finance BV, Company Guaranteed Notes, 6.125% due 11/9/20(a)	201,032
1,670,000	CCC	Magnum Hunter Resources Corp., Company Guaranteed Notes, 9.750% due 5/15/20	1,828,650
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
94,000	BB	6.250% due 6/15/22	101,520
280,000	BB	4.500% due 7/15/23	285,950
		MEG Energy Corp., Company Guaranteed Notes:
360,000	BB	6.375% due 1/30/23(a)	383,400
400,000	BB	7.000% due 3/31/24(a)	436,000
210,000	NR	Milagro Oil & Gas Inc., Secured Notes, 10.500% due 5/15/16(g)	168,000
120,000	BB	Murphy Oil USA Inc., Company Guaranteed Notes, 6.000% due 8/15/23	127,800
610,000	B-	Murray Energy Corp., Senior Secured Notes, 9.500% due 12/5/20(a)	674,050
130,000	B	Natural Resource Partners LP/NRP Finance Corp., Senior Unsecured Notes, 9.125% due 10/1/18	136,825
500,000	BB-	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 5.125% due 7/15/19(a)	507,500
200,000	B-	NGPL PipeCo LLC, Senior Secured Notes, 9.625% due 6/1/19(a)	219,500
525,000	B-	Offshore Group Investment Ltd., Senior Secured Notes, 7.500% due 11/1/19	539,437
745,000	B+	Pacific Drilling SA, Senior Secured Notes, 5.375% due 6/1/20(a)	730,100
320,000	CCC+	Parsley Energy LLC/Parsley Finance Corp., Senior Unsecured Notes, 7.500% due 2/15/22(a)	340,800
		Peabody Energy Corp., Company Guaranteed Notes:
600,000	BB-	6.250% due 11/15/21(c)	600,000
270,000	BB-	7.875% due 11/1/26	279,450

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 17.2% — (continued)
$50,000	BB	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Company Guaranteed Notes, 6.500% due 5/15/21	$54,125
200,000	BBB-	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	197,836
620,000	B	PetroQuest Energy Inc., Company Guaranteed Notes, 10.000% due 9/1/17	652,550
520,000	Ba3(h)	Puma International Financing SA, Company Guaranteed Notes, 6.750% due 2/1/21(a)	539,604
		QEP Resources Inc., Senior Unsecured Notes:
400,000	BB+	5.375% due 10/1/22	411,500
560,000	BB+	5.250% due 5/1/23	569,800
290,000	CCC-	Quicksilver Resources Inc., Company Guaranteed Notes, 11.000% due 7/1/21	253,750
		Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes:
260,000	BB	5.875% due 3/1/22	280,800
230,000	BB	5.000% due 10/1/22	238,050
400,000	CCC+	Resolute Energy Corp., Company Guaranteed Notes, 8.500% due 5/1/20	414,000
265,000	B-	Rex Energy Corp., Company Guaranteed Notes, 8.875% due 12/1/20	291,500
865,000	CCC+	Rice Energy Inc., Company Guaranteed Notes, 6.250% due 5/1/22(a)	888,788
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
370,000	BB	6.850% due 7/15/18(a)	401,450
365,000	BB	6.000% due 1/15/19(a)	389,637
725,000	BB	5.625% due 4/15/20(a)	768,500
1,110,000	BB	6.875% due 4/15/40(a)	1,187,700
210,000	B	Rose Rock Midstream LP/Rose Rock Finance Corp., Company Guaranteed Notes, 5.625% due 7/15/22(a)	214,725
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
890,000	BB+	5.625% due 2/1/21	943,400
725,000	BB+	6.250% due 3/15/22(a)	787,531
370,000	BB+	5.625% due 4/15/23	386,650
100,000	(P)BB+	5.750% due 5/15/24(a)	104,125
1,000,000	CCC+	Samson Investment Co., Company Guaranteed Notes, 9.750% due 2/15/20	1,025,000
		Sanchez Energy Corp., Company Guaranteed Notes:
845,000	B-	7.750%due6/15/21	942,175
535,000	B-	6.125%due1/15/23(a)	555,063
240,000	B+	Shelf Drilling Holdings Ltd., Secured Notes, 8.625% due 11/1/18(a)	256,800
330,000	B-	Sidewinder Drilling Inc., Senior Unsecured Notes, 9.750% due 11/15/19(a)	333,300
		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes:
230,000	BB-	7.375% due 3/15/20	242,650
280,000	BB-	5.500% due 6/1/24	280,000
		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Company Guaranteed Notes:
80,000	B	7.500% due 7/1/21	88,400
370,000	B	5.500% due 8/15/22	378,325
90,000	B+	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.375% due 2/1/20(a)	96,750
750,000	CCC+	Talos Production LLC/Talos Production Finance Inc., Company Guaranteed Notes, 9.750% due 2/15/18(a)	783,750
1,085,000	CCC+	Triangle USA Petroleum Corp., Senior Unsecured Notes, 6.750% due 7/15/22(a)	1,114,838
300,000	BB	Ultra Petroleum Corp., Senior Unsecured Notes, 5.750% due 12/15/18(a)	310,125
575,000	B+	Western Refining Inc., Company Guaranteed Notes, 6.250% due 4/1/21	600,875

		Total Oil, Gas & Consumable Fuels	44,317,493

Paper & Forest Products — 1.6%
690,000	CCC+	Appvion Inc., Secured Notes, 9.000% due 6/1/20(a)	620,138
260,000	B	Cascades Inc., Senior Unsecured Notes, 5.500% due 7/15/22(a)	259,025
160,000	BB	Clearwater Paper Corp., Company Guaranteed Notes, 4.500% due 2/1/23	156,000
200,000	B-	Exopack Holdings SA, Company Guaranteed Notes, 7.875% due 11/1/19(a)	213,500
800,000	BB-	Resolute Forest Products Inc., Company Guaranteed Notes, 5.875% due 5/15/23	774,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Paper & Forest Products — 1.6% — (continued)
		Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes,:
$480,000	CC	11.750% due 1/15/19(c)	$506,400
1,569,000	C	11.750% due 1/15/19(c)	1,478,782

		Total Paper & Forest Products	4,007,845

Personal Products — 0.4%
90,000	BB-	First Quality Finance Co., Inc., Senior Unsecured Notes, 4.625% due 5/15/21(a)	85,725
835,000	B	Revlon Consumer Products Corp., Company Guaranteed Notes, 5.750% due 2/15/21	851,700

		Total Personal Products	937,425

Pharmaceuticals — 1.1%
200,000	B+	Grifols Worldwide Operations Ltd., Senior Unsecured Notes, 5.250% due 4/1/22(a)	206,000
420,000	CCC+	JLL/Delta Dutch Newco BV, Senior Unsecured Notes, 7.500% due 2/1/22(a)	429,975
790,000	B-	Lantheus Medical Imaging Inc., Company Guaranteed Notes, 9.750% due 5/15/17	802,837
260,000	B	Salix Pharmaceuticals Ltd., Company Guaranteed Notes, 6.000% due 1/15/21(a)	282,750
		Valeant Pharmaceuticals International, Company Guaranteed Notes:
760,000	B	6.375% due 10/15/20(a)	798,000
270,000	B	7.250% due 7/15/22(a)	289,913

		Total Pharmaceuticals	2,809,475

Real Estate Investment Trusts (REITs) — 1.0%
330,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Unsecured Notes, 6.875% due 2/15/21(a)	326,700
50,000	BB+	Corrections Corp. of America, Company Guaranteed Notes, 4.125% due 4/1/20	49,813
420,000	B+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.875% due 6/1/21(a)	428,400
700,000	B-	Felcor Lodging LP, Senior Secured Notes, 5.625% due 3/1/23	712,250
		iStar Financial Inc., Senior Unsecured Notes:
410,000	B+	9.000% due 6/1/17	461,250
580,000	B+	5.000% due 7/1/19	582,900

		Total Real Estate Investment Trusts (REITs)	2,561,313

Real Estate Management & Development — 0.3%
770,000	B	Howard Hughes Corp. (The), Senior Unsecured Notes, 6.875% due 10/1/21(a)	819,088

Software — 1.8%
120,000	BB	ACI Worldwide Inc., Company Guaranteed Notes, 6.375% due 8/15/20(a)	125,700
		Activision Blizzard Inc., Company Guaranteed Notes:
80,000	BB+	5.625% due 9/15/21(a)	86,700
600,000	BB+	6.125% due 9/15/23(a)	661,500
160,000	BB-	Audatex North America Inc., Company Guaranteed Notes, 6.000% due 6/15/21(a)	170,400
650,000	CCC+	BMC Software Finance Inc., Senior Unsecured Notes, 8.125% due 7/15/21(a)	659,750
380,000	CCC+	BMC Software Inc., Senior Unsecured Notes, 7.250% due 6/1/18	384,750
		First Data Corp.:
		Company Guaranteed Notes:
345,000	B-	12.625% due 1/15/21	422,625
595,000	CCC+	11.750% due 8/15/21	706,562
		Secured Notes:
155,000	B-	8.250% due 1/15/21(a)	169,725
240,000	B-	8.750% (8.750% cash or 10.000% PIK) due 1/15/22(a)(d)	264,000
39,958	NR	First Data Holdings Inc., Senior Unsecured Notes, 14.500% (0.000% cash or 14.500% PIK) due 9/24/19(a)(d)	45,452
170,000	B-	Interactive Data Corp., Company Guaranteed Notes, 5.875% due 4/15/19(a)	170,213
440,000	B-	Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes, 9.250% due 1/15/18	455,400
415,000	BB-	Nuance Communications Inc., Company Guaranteed Notes, 5.375% due 8/15/20(a)	419,150

		Total Software	4,741,927

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Specialty Retail — 1.8%
$490,000	B-	Bon-Ton Department Stores Inc. (The), Secured Notes, 8.000% due 6/15/21(c)	$460,600
70,000	CCC+	Chinos Intermediate Holdings A Inc., Senior Unsecured Notes, 7.750% (7.750% cash or 8.500% PIK) due 5/1/19(a)(d)	68,600
360,000	BB	CST Brands Inc., Company Guaranteed Notes, 5.000% due 5/1/23	361,800
380,000	B	Edcon Proprietary Ltd., Senior Secured Notes, 9.500% due 3/1/18(a)	359,100
170,000	BB-	First Cash Financial Services Inc., Company Guaranteed Notes, 6.750% due 4/1/21(a)	180,200
230,000	BB	Group 1 Automotive Inc., Company Guaranteed Notes, 5.000% due 6/1/22(a)	229,425
860,000	CCC	Guitar Center Inc., Company Guaranteed Notes, 9.625% due 4/15/20(a)	722,400
610,000	B-	Men’s Wearhouse Inc. (The), Company Guaranteed Notes, 7.000% due 7/1/22(a)	642,025
770,000	CCC+	Neiman Marcus Group Ltd. Inc., Company Guaranteed Notes, 8.750% (8.750% cash or 9.500% PIK) due 10/15/21(a)(d)	841,225
725,000	CCC+	Spencer Spirit Holdings Inc., Senior Unsecured Notes, 9.000% (9.000% cash or 9.750% PIK) due 5/1/18(a)(d)	737,688

		Total Specialty Retail	4,603,063

Technology Hardware, Storage & Peripherals — 0.4%
115,000	B+	Dell Inc., Senior Unsecured Notes, 5.400% due 9/10/40	95,450
790,000	BB	NCR Corp., Company Guaranteed Notes, 6.375% due 12/15/23	857,150

		Total Technology Hardware, Storage & Peripherals	952,600

Textiles, Apparel & Luxury Goods — 0.4%
210,000	B-	Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes, 11.375% due 2/1/17(a)	213,675
		Quiksilver Inc./QS Wholesale Inc.:
410,000	CCC	Company Guaranteed Notes, 10.000% due 8/1/20	328,000
350,000	CCC+	Senior Secured Notes, 7.875% due 8/1/18(a)	331,625
180,000	BB+	William Carter Co. (The), Company Guaranteed Notes, 5.250% due 8/15/21	189,000

		Total Textiles, Apparel & Luxury Goods	1,062,300

Tobacco — 0.1%
370,000	B-	Alliance One International Inc., Secured Notes, 9.875% due 7/15/21	371,850

Transportation Infrastructure — 2.9%
		Aircastle Ltd., Senior Unsecured Notes:
270,000	BB+	6.250% due 12/1/19	293,625
505,000	BB+	7.625% due 4/15/20	582,164
360,000	B-	CMA CGM SA, Senior Unsecured Notes, 8.500% due 4/15/17(a)	370,800
190,000	B+	CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes, 8.250% due 12/15/19(a)	205,200
325,000	B	Eletson Holdings, Senior Secured Notes, 9.625% due 1/15/22(a)	334,750
470,000	B+	Flexi-Van Leasing Inc., Company Guaranteed Notes, 7.875% due 8/15/18(a)	498,200
1,000,000	B	Florida East Coast Holdings Corp., Senior Secured Notes, 6.750% due 5/1/19(a)	1,057,500
930,000	B-	Gardner Denver Inc., Senior Unsecured Notes, 6.875% due 8/15/21(a)	988,125
255,000	BB-	Gulfmark Offshore Inc., Senior Unsecured Notes, 6.375% due 3/15/22	258,187
402,000	B3(h)	Horizon Lines LLC, Senior Secured Notes, 11.000% due 10/15/16	404,010
370,000	CCC+	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Unsecured Notes, 10.000% (10.000% cash or 10.750% PIK) due 2/15/18(a)(d)	382,025
320,000	CCC+	syncreon Group BV/syncreon Global Finance US Inc., Company Guaranteed Notes, 8.625% due 11/1/21(a)	318,400
330,000	B	Ultrapetrol Bahamas Ltd., Senior Secured Notes, 8.875% due 6/15/21	353,513
670,000	CCC+	Watco Cos LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	688,425
405,000	B-	WaveDivision Escrow LLC/WaveDivision Escrow Corp., Senior Unsecured Notes, 8.125% due 9/1/20(a)	443,475
230,000	B-	XPO Logistics Inc., Senior Unsecured Notes, 7.875% due 9/1/19(a)	240,350

		Total Transportation Infrastructure	7,418,749

Wireless Telecommunication Services — 2.7%
800,000	BB-	Crown Castle International Corp., Senior Unsecured Notes, 5.250% due 1/15/23	830,248
130,000	BB	MetroPCS Wireless Inc., Company Guaranteed Notes, 7.875% due 9/1/18	135,736

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units	Rating††	Security	Value
Wireless Telecommunication Services — 2.7% — (continued)
$430,000	BB+	Softbank Corp., Company Guaranteed Notes, 4.500% due 4/15/20(a)	$439,137
		Sprint Capital Corp., Company Guaranteed Notes:
750,000	BB-	6.875% due 11/15/28	735,000
1,765,000	BB-	8.750% due 3/15/32	1,976,800
		Sprint Communications Inc.:
420,000	BB+	Company Guaranteed Notes, 9.000% due 11/15/18(a)	500,325
		Senior Unsecured Notes:
305,000	BB-	7.000% due 8/15/20	327,112
475,000	BB-	11.500% due 11/15/21	622,250
		Sprint Corp., Company Guaranteed Notes:
1,140,000	BB-	7.875% due 9/15/23(a)	1,225,500
10,000	BB-	7.125% due 6/15/24(a)	10,238
215,000	B-	Syniverse Holdings Inc., Company Guaranteed Notes, 9.125% due 1/15/19	228,169

		Total Wireless Telecommunication Services	7,030,515

		TOTAL CORPORATE BONDS & NOTES (Cost — $226,731,714)	232,726,761

SENIOR LOANS — 0.4%
370,000	NR	AP NMT Acquisition B.V., 10.000% due 8/11/22	340,622
220,000	NR	CRC Health Corp., 9.000% due 9/28/21	222,338
150,000	NR	Gymboree Corp., 5.000% due 2/23/18	119,750
370,000	NR	Radnet Inc., 8.000% due 3/25/21	371,850

		TOTAL SENIOR LOANS (Cost — $1,071,063)	1,054,560

Shares/Units
COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
9,953		Bossier Casino Venture Holdco Inc. (Restricted)(a)(i)(j)*	19,906

ENERGY — 0.2%
Energy Equipment & Services — 0.2%
18,163		DeepOcean Group Holdings AS (Restricted)(a)(i)(j)*	514,885

Oil, Gas & Consumable Fuels — 0.0%
1,463		Halcon Resources Corp.*	8,046

		TOTAL ENERGY	522,931

FINANCIALS — 0.1%
Real Estate Management & Development — 0.1%
2,876		Realogy Holdings Corp.*	117,254

HEALTH CARE — 0.0%
Health Care Providers & Services — 0.0%
1,400		Physiotherapy Associates Holdings Inc.(i)(j)*	67,200

INDUSTRIALS — 0.0%
Transportation Infrastructure — 0.0%
135,004		Horizon Lines Inc. (Restricted), Class A Shares(a)*	54,002

MATERIALS — 0.0%
Metals & Mining — 0.0%
353,070		Mirabela Nickel Ltd.*	29,681

		TOTAL COMMON STOCKS (Cost — $1,019,668)	810,974

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares/Units	Security	Value
PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Banks — 0.3%
25,509	GMAC Capital Trust I, 8.125%(e)	$685,682

Consumer Finance — 0.0%
125	Ally Financial Inc., 7.000%(a)	126,301

	TOTAL PREFERRED STOCKS (Cost — $686,996)	811,983

CONVERTIBLE PREFERRED STOCK — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
525	Halcon Resources Corp., 5.750%* (Cost — $443,135)	507,413

WARRANTS — 0.1%
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
	Jack Cooper Holdings Corp., expires:
376	12/15/17(a)*	58,280
183	5/6/18(a)*	28,365

	TOTAL WARRANTS (Cost — $19,405)	86,645

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $229,971,981)	235,998,336

Face Amount
SHORT-TERM INVESTMENTS (k) — 12.2%
MONEY MARKET FUND — 2.4%
$6,217,477	Invesco STIT — Government & Agency Portfolio(l) (Cost — $6,217,477)	6,217,477

TIME DEPOSITS — 9.8%
9,369,941	ANZ National Bank — London, 0.030% due 9/2/14	9,369,941
5,414,668	Bank of New York Mellon — Grand Cayman, 0.030% due 9/2/14	5,414,668
6,050,329	BNP Paribas — Grand Cayman, 0.030% due 9/2/14	6,050,329
4,390,175	JPMorgan Chase & Co. — Nassau, 0.030% due 9/2/14	4,390,175

	TOTAL TIME DEPOSITS (Cost — $25,225,113)	25,225,113

	TOTAL SHORT-TERM INVESTMENTS (Cost — $31,442,590)	31,442,590

	TOTAL INVESTMENTS — 103.9% (Cost — $261,414,571#)	267,440,926

	Liabilities in Excess of Other Assets — (3.9)%	(9,917,607)

	TOTAL NET ASSETS — 100.0%	$257,523,319

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Rating by Fitch Ratings Service. All ratings are unaudited.
(c)	All or a portion of this security is on loan (See Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments
(d)	Payment in-kind security for which part of the income earned may be paid as additional principal. The rates shown reflect the rate paid if in cash or if paid as additional principal.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2014.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Security is currently in default.
(h)	Rating by Moody’s Investors Service. All ratings are unaudited.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Illiquid security.
(k)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 9.8%.
(l)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $262,750,595.

Abbreviations used in this schedule:
PLC	— Public Limited Company

Summary of Investments by Security Type^
Corporate Bonds & Notes	87.0%
Senior Loans	0.4
Preferred Stocks	0.3
Common Stocks	0.3
Convertible Preferred Stock	0.2
Warrants	0.0 **
Short-Term Investments	11.8

100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%

See pages 148 and 149 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
SOVEREIGN BONDS — 48.9%
Australia — 0.3%
900,000	AUD	Queensland Treasury Corp., 4.250% due 7/21/23(a)(b)	$875,014

Belgium — 1.6%
3,000,000	EUR	Belgium Government Bond, 3.250% due 9/28/16(a)	4,211,309

Brazil — 1.5%
		Brazil Letras do Tesouro Nacional:
4,600,000	BRL	0.000% due 1/1/17 — 7/1/18	1,550,813
		Brazil Notas do Tesouro Nacional Serie F:
5,454,000	BRL	10.000% due 1/1/21 — 1/1/25	2,334,094

		Total Brazil	3,884,907

Canada — 3.1%
		Province of Ontario Canada:
$1,000,000		1.000% due 7/22/16	1,007,029
1,500,000	CAD	4.200% due 6/2/20	1,534,383
3,100,000	CAD	3.150% due 6/2/22	2,979,295
700,000	CAD	3.450% due 6/2/45	641,304
		Province of Quebec Canada:
1,100,000	CAD	3.750% due 9/1/24	1,086,496
900,000	CAD	5.000% due 12/1/38	1,022,238

		Total Canada	8,270,745

Colombia — 0.4%
		Colombia Government International Bond:
100,000		2.031% due 11/16/15(c)	101,500
66,000,000	COP	9.850% due 6/28/27	45,610
		Colombian TES:
447,000,000	COP	5.000% due 11/21/18	228,911
517,900,000	COP	7.000% due 5/4/22	281,254
170,000,000	COP	10.000% due 7/24/24	111,327
180,000,000	COP	7.500% due 8/26/26	99,620
259,000,000	COP	6.000% due 4/28/28	125,482

		Total Colombia	993,704

France — 4.5%
1,200,000		Caisse d’Amortissement de la Dette Sociale, 3.375% due 3/20/24(a)	1,267,639
		France Government Bond OAT:
600,000	EUR	1.750% due 5/25/23 — 11/25/24	835,485
6,200,000	EUR	3.250% due 5/25/45	9,975,668

		Total France	12,078,792

Germany — 0.7%
800,000	EUR	Bundesrepublik Deutschland, 6.250% due 1/4/30	1,758,103

Indonesia — 0.6%
		Indonesia Treasury Bond:
200,000,000	IDR	7.875% due 4/15/19	17,100
1,723,000,000	IDR	8.250% due 7/15/21 — 6/15/32	143,923
3,902,000,000	IDR	7.000% due 5/15/22 — 5/15/27	299,876
2,702,000,000	IDR	12.900% due 6/15/22	292,402
100,000,000	IDR	10.250% due 7/15/22	9,620
300,000,000	IDR	5.625% due 5/15/23	21,921
3,197,000,000	IDR	8.375% due 3/15/24 — 9/15/26	276,538
1,948,000,000	IDR	9.000% due 3/15/29	172,466
181,000,000	IDR	10.500% due 8/15/30	17,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Indonesia — 0.6% — (continued)
3,760,000,000	IDR	9.500% due 7/15/31	$345,766
672,000,000	IDR	6.375% due 4/15/42	42,539

		Total Indonesia	1,640,049

Italy — 10.9%
		Italy Buoni Poliennali Del Tesoro:
2,700,000	EUR	5.500% due 11/1/22	4,455,149
9,200,000	EUR	4.500% due 5/1/23 — 3/1/24	14,328,898
5,500,000	EUR	3.750% due 9/1/24	8,073,625
1,400,000	EUR	4.750% due 9/1/44(a)(b)	2,221,148
100,000	EUR	4.750% due 9/1/28(a)	158,410

		Total Italy	29,237,230

Japan — 2.6%
		Japan Government Thirty Year Bond:
600,000,000	JPY	2.500% due 9/20/35 — 6/20/36	6,907,514

Malaysia — 0.6%
		Malaysia Government Bond:
1,500,000	MYR	4.012% due 9/15/17	482,757
680,000	MYR	3.260% due 3/1/18	213,565
1,300,000	MYR	5.734% due 7/30/19	449,839
220,000	MYR	4.378% due 11/29/19	71,929
1,190,000	MYR	4.160% due 7/15/21	385,151
300,000	MYR	4.498% due 4/15/30	98,032

		Total Malaysia	1,701,273

Mexico — 0.4%
		Mexican Bonos:
900,000	MXN	9.500% due 12/18/14	70,275
700,000	MXN	8.000% due 6/11/20	61,588
1,600,000	MXN	6.500% due 6/10/21	130,998
170,000	MXN	8.500% due 5/31/29	15,858
5,100,000	MXN	7.750% due 5/29/31 — 11/23/34	445,149
3,600,000	MXN	10.000% due 11/20/36	385,391

		Total Mexico	1,109,259

Netherlands — 1.6%
		Netherlands Government Bond:
3,100,000	EUR	0.750% due 4/15/15	4,093,971
200,000	EUR	3.250% due 7/15/15(a)	270,291

		Total Netherlands	4,364,262

New Zealand — 0.1%
400,000	NZD	New Zealand Government Bond, 5.500% due 4/15/23	369,339

Nigeria — 0.2%
		Nigeria Government Bond:
2,000,000	NGN	4.000% due 4/23/15	11,854
13,100,000	NGN	15.100% due 4/27/17	88,162
13,400,000	NGN	16.000% due 6/29/19	97,242
4,800,000	NGN	7.000% due 10/23/19	24,802
24,400,000	NGN	16.390% due 1/27/22	184,737

		Total Nigeria	406,797

Norway — 0.8%
12,300,000	NOK	Norway Government Bond, 5.000% due 5/15/15	2,037,908

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Peru — 0.1%
		Peruvian Government International Bond:
280,000	PEN	7.840% due 8/12/20(b)	$114,427
40,000	PEN	7.840% due 8/12/20(a)(b)	16,347
100,000	PEN	8.200% due 8/12/26(b)	43,639
460,000	PEN	6.950% due 8/12/31	177,471
40,000	PEN	6.950% due 8/12/31(a)(b)	15,432

		Total Peru	367,316

Poland — 0.7%
		Poland Government Bond:
610,000	PLN	5.250% due 10/25/17 — 10/25/20	209,005
200,000	PLN	3.750% due 4/25/18	65,348
900,000	PLN	2.500% due 7/25/18	281,352
1,600,000	PLN	5.500% due 10/25/19	569,578
2,000,000	PLN	5.750% due 10/25/21 — 9/23/22	741,869

		Total Poland	1,867,152

Qatar — 1.2%
$2,775,000		Qatar Government International Bond, 5.250% due 1/20/20(a)	3,180,844

Romania — 0.2%
		Romania Government Bond:
100,000	RON	5.800% due 10/26/15	31,134
500,000	RON	5.750% due 1/27/16 — 4/29/20	161,467
300,000	RON	5.900% due 7/26/17	96,968
400,000	RON	4.750% due 6/24/19	126,625
100,000	RON	5.950% due 6/11/21	33,369

		Total Romania	449,563

Russia — 0.3%
		Russian Federal Bond — OFZ:
2,600,000	RUB	6.200% due 1/31/18	63,587
3,500,000	RUB	7.500% due 3/15/18 — 2/27/19	88,211
1,100,000	RUB	6.700% due 5/15/19	26,487
2,700,000	RUB	6.800% due 12/11/19	65,167
9,700,000	RUB	7.600% due 4/14/21 — 7/20/22	233,299
4,500,000	RUB	7.050% due 1/19/28	98,587
10,000,000	RUB	Russian Foreign Bond — Eurobond, 7.850% due 3/10/18	255,590

		Total Russia	830,928

Slovenia — 1.3%
		Slovenia Government International Bond:
800,000	EUR	4.700% due 11/1/16(a)	1,135,159
300,000	EUR	1.750% due 10/9/17	404,763
400,000	EUR	4.375% due 2/6/19	593,311
400,000		5.500% due 10/26/22	443,300
700,000		5.250% due 2/18/24	763,000

		Total Slovenia	3,339,533

South Africa — 1.2%
		South Africa Government Bond:
18,800,000	ZAR	8.250% due 9/15/17 — 3/31/32	1,835,491
1,500,000	ZAR	8.000% due 12/21/18 — 1/31/30	144,949
7,700,000	ZAR	7.250% due 1/15/20	719,209
100,000	ZAR	7.750% due 2/28/23	9,391
800,000	ZAR	10.500% due 12/21/26	89,545
4,000,000	ZAR	7.000% due 2/28/31	328,358

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
South Africa — 1.2% — (continued)
100,000	ZAR	6.250% due 3/31/36	$7,262
600,000	ZAR	8.500% due 1/31/37	55,222
300,000	ZAR	6.500% due 2/28/41	21,955

		Total South Africa	3,211,382

South Korea — 0.9%
$2,200,000		Export-Import Bank of Korea, 5.000% due 4/11/22	2,494,694

Spain — 9.0%
100,000	EUR	Junta de Castilla y Leon, 6.505% due 3/1/19	162,159
		Spain Government Bond:
3,700,000	EUR	5.400% due 1/31/23(a)	6,194,936
10,200,000	EUR	3.800% due 4/30/24(a)	15,368,221
300,000	EUR	2.750% due 10/31/24(a)	412,880
1,250,000	EUR	Xunta de Galicia, 6.964% due 12/28/17	1,963,460

		Total Spain	24,101,656

Thailand — 0.1%
		Thailand Government Bond:
3,000,000	THB	3.650% due 12/17/21	96,014
9,505,072	THB	1.250% due 3/12/28	275,086

		Total Thailand	371,100

Turkey — 0.5%
		Turkey Government Bond:
200,000	TRY	6.300% due 2/14/18	86,198
900,000	TRY	8.800% due 11/14/18 — 9/27/23	414,935
100,000	TRY	10.400% due 3/27/19	49,114
1,103,304	TRY	3.000% due 1/6/21 — 8/2/23	547,187
300,000	TRY	7.100% due 3/8/23	124,023

		Total Turkey	1,221,457

United Kingdom — 3.5%
		United Kingdom Gilt:
1,200,000	GBP	4.250% due 12/7/40	2,475,140
2,800,000	GBP	3.250% due 1/22/44	4,911,271
1,100,000	GBP	3.500% due 1/22/45	2,028,725

		Total United Kingdom	9,415,136

		TOTAL SOVEREIGN BONDS (Cost — $126,229,467)	130,696,966

CORPORATE BONDS & NOTES — 21.4%
Bermuda — 0.3%
700,000		Ooredoo International Finance Ltd., Company Guaranteed Notes, 4.750% due 2/16/21	768,250

Cayman Islands — 0.8%
900,000		IPIC GMTN Ltd., Company Guaranteed Notes, 5.500% due 3/1/22(a)	1,047,375
1,000,000		QNB Finance Ltd., Company Guaranteed Notes, 3.375% due 2/22/17	1,046,040

		Total Cayman Islands	2,093,415

Colombia — 0.1%
324,000,000	COP	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.375% due 2/1/21	179,615
95,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes, 7.875% due 8/12/24(a)(b)	51,045

		Total Colombia	230,660

France — 0.8%
1,000,000		BPCE SA, Company Guaranteed Notes, 0.862% due 6/17/17(c)	1,000,412
1,200,000		Credit Agricole SA, Senior Unsecured Notes, 0.775% due 6/12/17(a)(c)	1,202,966

		Total France	2,203,378

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Germany — 5.3%
400,000	GBP	FMS Wertmanagement AoeR, Government Guaranteed Notes, 0.750% due 12/15/17	$647,797
6,400,000	EUR	KFW, Government Guaranteed Notes, 3.625% due 1/20/20	9,878,910
4,300,000	NZD	Landwirtschaftliche Rentenbank, Government Guaranteed Notes, 4.750% due 3/12/19	3,636,328

		Total Germany	14,163,035

Ireland — 1.7%
2,400,000	EUR	Depfa ACS Bank, Covered Notes, 3.875% due 11/14/16	3,392,779
500,000	EUR	German Postal Pensions Securitisation 2 PLC, Government Guaranteed Notes, 4.250% due 1/18/17	719,790
11,200,000	RUB	Novatek OAO via Novatek Finance Ltd., Senior Unsecured Notes, 7.750% due 2/21/17(a)(b)	281,779
9,500,000	RUB	Russian Railways via RZD Capital PLC, Senior Unsecured Notes, 8.300% due 4/2/19	234,462

		Total Ireland	4,628,810

Italy — 1.4%
		Banca Carige SpA, Covered Notes:
700,000	EUR	3.750% due 11/25/16	970,318
200,000	EUR	3.875% due 10/24/18	284,711
		Banca Monte dei Paschi di Siena SpA, Covered Notes:
800,000	EUR	4.875% due 9/15/16	1,134,871
500,000	EUR	5.000% due 2/9/18	739,371
400,000	EUR	Banco Popolare SC, Senior Unsecured Notes, 3.500% due 3/14/19	545,265

		Total Italy	3,674,536

Jersey Channel Islands — 0.1%
200,000	GBP	HBOS Capital Funding LP, Company Guaranteed Notes, 9.540%(c)(d)	363,886

Luxembourg — 0.4%
400,000	EUR	Fiat Finance & Trade SA, Company Guaranteed Notes, 7.625% due 9/15/14	526,874
7,000,000	RUB	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 8.700% due 3/17/16	181,144
10,000,000	RUB	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, 7.000% due 1/31/16	257,618

		Total Luxembourg	965,636

Mexico — 0.0%
100,000	MXN	Petroleos Mexicanos, Company Guaranteed Notes, 9.150% due 3/28/16	8,582

Netherlands — 0.3%
250,000	EUR	GMAC International Finance BV, Company Guaranteed Notes, 7.500% due 4/21/15	341,551
$500,000		SABIC Capital I BV, Company Guaranteed Notes, 3.000% due 11/2/15	512,672

		Total Netherlands	854,223

Norway — 0.6%
		Eksportfinans ASA, Senior Unsecured Notes:
900,000		2.375% due 5/25/16	903,330
100,000	CHF	2.875% due 11/16/16	111,747
500,000		5.500% due 6/26/17	539,375

		Total Norway	1,554,452

Qatar — 0.4%
850,000		Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	1,029,562

South Korea — 0.9%
		Korea Development Bank (The), Senior Unsecured Notes:
1,500,000		1.170% due 8/20/15(a)(b)	1,511,447
850,000		4.000% due 9/9/16	898,660

		Total South Korea	2,410,107

Spain — 1.2%
400,000	EUR	AyT Cedulas Cajas IX Fondo de Titulizacion de Activos, Covered Notes, 3.750% due 3/31/15	535,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Spain — 1.2% — (continued)
		Banco Popular Espanol SA, Covered Notes:
500,000	EUR	4.000% due 10/18/16	$702,485
700,000	EUR	4.125% due 3/30/17	997,016
300,000	EUR	3.500% due 9/11/17	425,273
100,000	EUR	Cedulas TDA 6 Fondo de Titulizacion de Activos, Covered Notes, 3.875% due 5/23/25	144,388
400,000	EUR	Santander International Debt SAU, Company Guaranteed Notes, 4.500% due 5/18/15	540,914

		Total Spain	3,345,395

United Kingdom — 1.5%
900,000	GBP	Barclays Bank PLC, Junior Subordinated Notes, 14.000%(c)(d)	2,007,372
$500,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	573,876
300,000	GBP	LBG Capital No.2 PLC, Company Guaranteed Notes, 15.000% due 12/21/19	716,386
600,000		Standard Chartered PLC, Senior Unsecured Notes, 5.500% due 11/18/14(a)	606,870
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14(a)(b)	100,818

		Total United Kingdom	4,005,322

United States — 5.6%
		Ally Financial Inc.:
		Company Guaranteed Notes:
100,000		2.434% due 12/1/14(c)	100,014
300,000		6.750% due 12/1/14	304,500
300,000		8.300% due 2/12/15	309,563
300,000		4.625% due 6/26/15	308,250
200,000		3.500% due 7/18/16	205,500
100,000		Senior Unsecured Notes, 6.750% due 12/1/14	101,375
441,000	GBP	American International Group Inc., Senior Unsecured Notes, 6.765% due 11/15/17	834,320
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/5/17	1,156,807
900,000	EUR	Bank of America Corp., Subordinated Notes, 0.849% due 5/23/17(c)	1,182,863
200,000		CIT Group Inc., Senior Unsecured Notes, 4.750% due 2/15/15(a)	202,875
		DISH DBS Corp., Company Guaranteed Notes:
200,000		6.625% due 10/1/14	201,000
100,000		7.750% due 5/31/15	105,000
200,000		7.125% due 2/1/16	214,000
400,000		Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.700% due 10/1/14	402,472
500,000	AUD	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 3.165% due 4/12/16(c)	466,063
		HCA Inc., Company Guaranteed Notes:
400,000		6.375% due 1/15/15	407,000
100,000		6.500% due 2/15/16	106,375
		International Lease Finance Corp.:
		Senior Secured Notes:
200,000		6.500% due 9/1/14(a)	200,000
200,000		6.750% due 9/1/16(a)	219,250
		Senior Unsecured Notes:
400,000		4.875% due 4/1/15	408,750
200,000		8.625% due 9/15/15	214,875
100,000		5.750% due 5/15/16	106,188
1,200,000		JPMorgan Chase & Co., Unsecured Notes, 0.784% due 4/25/18(c)	1,206,691
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 12/30/16	258,375
		MGM Resorts International, Company Guaranteed Notes:
750,000		6.625% due 7/15/15	783,750
200,000		7.500% due 6/1/16	218,000
		Navient LLC, Senior Unsecured Notes:
200,000		5.050% due 11/14/14	201,875
500,000		5.000% due 4/15/15	511,875
100,000		3.875% due 9/10/15	102,280
600,000		Springleaf Finance Corp., Company Guaranteed Notes, 5.400% due 12/1/15	624,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
United States — 5.6% — (continued)
$1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18	$1,168,530
100,000		Time Warner Cable Inc., Company Guaranteed Notes, 5.850% due 5/1/17	111,727
500,000		UST LLC, Senior Unsecured Notes, 5.750% due 3/1/18	566,768
1,300,000		Verizon Communications Inc., Senior Unsecured Notes, 1.764% due 9/15/16(c)	1,335,918

		Total United States	14,847,579

		TOTAL CORPORATE BONDS & NOTES (Cost — $55,325,498)	57,146,828

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.6%
600,000		Atrium CDO Corp., Series 7AR, Class AR, 1.338% due 11/16/22(a)(b)(c)	600,000
79,300		Banc of America Funding Corp., Series 2006-A, Class 1A1, step bond to yield, 2.639% due 2/20/36(c)	79,296
279,251		Banc of America Large Loan Inc., Series 2010-UB5, Class A4A, 5.676% due 2/17/51(a)(c)	299,310
87,096		Banc of America Mortgage Trust, Series 2003-F, Class 3A1, 2.623% due 7/25/33(c)	88,033
4,214		BCAP LLC Trust, Series 2010-RR1, Class 1A1, 3.190% due 3/26/37(a)(c)	4,261
		Bear Stearns Adjustable Rate Mortgage Trust:
15,325		Series 2003-5, Class 1A2, 2.475% due 8/25/33(c)	15,462
17,102		Series 2003-7, Class 6A, 2.518% due 10/25/33(c)	17,360
70,953		Series 2004-2, Class 22A, 2.654% due 5/25/34(c)	68,880
15,051		Series 2004-2, Class 23A, 2.483% due 5/25/34(c)	14,207
33,220		Series 2005-2, Class A2, 2.528% due 3/25/35(c)	33,708
196,133		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 3.577% due 1/26/36(c)	155,002
860,319	EUR	Claris ABS, Series 2011-1, Class A, 0.794% due 10/31/60(c)	1,103,973
1,200,000		Commercial Mortgage Pass-Through Certificates, Series 2014-KYO, Class A, 1.057% due 6/11/27(a)(c)	1,202,544
		Countrywide Alternative Loan Trust:
17,638		Series 2005-21CB, Class A3, 5.250% due 6/25/35	16,650
59,027		Series 2007-7T2, Class A9, 6.000% due 4/25/37	46,490
99,930		Series 2007-11T1, Class A12, 0.505% due 5/25/37(c)	69,991
47,542		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	39,926
		Countrywide Home Loan Mortgage Pass Through Trust:
8,701		Series 2004-12, Class 11A1, 2.620% due 8/25/34(c)	7,779
208,929		Series 2005-2, Class 1A1, 0.475% due 3/25/35(c)	161,336
24,229		Series 2005-3, Class 2A1, 0.445% due 4/25/35(c)	19,995
164,554		Series 2005-9, Class 1A3, 0.385% due 5/25/35(c)	142,326
48,395		Series 2005-11, Class 3A1, 2.506% due 4/25/35(c)	44,242
82,856		Series 2005-HYB9, Class 3A2A, 2.313% due 2/20/36(c)	76,999
25,705		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.472% due 8/25/33(c)	25,671
50,832		Credit Suisse Mortgage Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	29,722
236,338		CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	158,806
686,667	GBP	DECO 12-UK 4 PLC, Series 2007-C4X, Class A1, 0.718% due 1/27/20(c)	1,118,773
352,540	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.708% due 6/15/44(c)	557,106
817,235	GBP	Eurosail-UK PLC, Series 2007-6NCX, Class A2A, 1.252% due 9/13/45(c)	1,345,056
		Federal Home Loan Mortgage Corp. (FHLMC):
59,058		Series T-35, Class A, 0.435% due 9/25/31(c)	55,333
86,252		Series T-62, Class 1A1, 1.322% due 10/25/44(c)	87,995
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
97,340		Series 2391, Class FJ, 0.655% due 4/15/28(c)	98,449
164,453		Series 2614, Class SJ, 19.236% due 5/15/33(b)(c)	228,999
2,908		Series 3037, Class BC, 4.500% due 2/15/20	2,911
87,121		Series 3174, Class FM, 0.395% due 5/15/36(c)	87,075
14,220		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	16,150
		Federal National Mortgage Association (FNMA), REMICS:
11,645		Series 2003-34, Class A1, 6.000% due 4/25/43	12,923
5,225		Series 2005-120, Class NF, 0.255% due 1/25/21(c)	5,223

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
$98,439		Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	$110,970
368,678	EUR	Giovecca Mortgages SRL, Series 2011-1, Class A, 0.804% due 4/23/48(c)	480,237
8,631		GSR Mortgage Loan Trust, Series 2003-1, Class A2, 1.871% due 3/25/33(c)	8,554
		Harborview Mortgage Loan Trust:
26,509		Series 2003-1, Class A, 2.482% due 5/19/33(c)	26,775
45,879		Series 2005-2, Class 2A1A, 0.376% due 5/19/35(c)	40,814
117,973		Series 2005-3, Class 2A1A, 0.396% due 6/19/35(c)	107,557
155,068		Series 2006-SB1, Class A1A, 0.967% due 12/19/36(c)	128,003
700,000		Hewett’s Island CDO Ltd., Series 2007-6X, Class B, 0.682% due 6/9/19(c)	690,495
		JPMorgan Mortgage Trust:
14,984		Series 2003-A2, Class 3A1, 1.990% due 11/25/33(c)	15,043
6,976		Series 2005-A1, Class 6T1, 2.734% due 2/25/35(c)	6,936
219,292		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.624% due 7/27/37(a)(c)	218,344
668,478	EUR	Leo-Mesdag BV, Series 2006-1, Class A, 0.550% due 8/29/19(c)	866,599
347,480	EUR	Lunet RMBS BV, Series 2013-1, Class A1, 0.711% due 12/26/45(c)	458,307
		Merrill Lynch Mortgage Investors Trust:
16,385		Series 2003-A2, Class 1A1, 2.220% due 2/25/33(c)	15,862
75,731		Series 2005-2, Class 1A, 1.572% due 10/25/35(c)	74,915
299,512		Merrill Lynch Mortgage Trust, Series 2007-C1, Class ASB, 6.009% due 6/12/50(c)	313,136
1,200,000		Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class A2R, 1.384% due 7/25/23(a)(c)	1,199,378
700,000	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 0.691% due 12/1/50(c)	1,064,693
		Puma Finance Pty. Ltd.:
619,290	AUD	Series 2014-1, Class A, 3.535% due 5/13/45	580,466
583,440	AUD	Series 2014-2, Class A, 3.423% due 10/18/45(c)	544,979
101,304		Series G5, Class A1, 0.374% due 2/21/38(a)(c)	100,535
139,076	AUD	Series P11, Class BA, 3.035% due 8/22/37(c)	130,456
600,000		Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, 1.508% due 5/5/23(a)(c)	599,997
95,352		RALI Trust, Series 2007-QO2, Class A1, 0.305% due 2/25/47(c)	56,918
		Residential Asset Securitization Trust:
36,105		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	30,581
75,499		Series 2006-R1, Class A2, 0.555% due 1/25/46(c)	41,191
731,232	GBP	RMAC Securities Holdings Ltd., Series 2006-NS3X, Class A2A, 0.685% due 6/12/44(c)	1,137,121
		Structured Adjustable Rate Mortgage Loan Trust:
19,908		Series 2004-1, Class 4A1, 2.476% due 2/25/34(c)	20,271
90,625		Series 2004-4, Class 3A2, 2.456% due 4/25/34(c)	91,067
84,516		Series 2004-19, Class 2A1, 1.518% due 1/25/35(c)	69,475
		Structured Asset Mortgage Investments II Trust:
104,936		Series 2005-AR2, Class 2A1, 0.385% due 5/25/45(c)	95,929
116,736		Series 2005-AR8, Class A1A, 0.435% due 2/25/36(c)	98,016
74,178		Series 2006-AR5, Class 1A1, 0.365% due 5/25/46(c)	56,838
200,000		Series 2007-AR4, Class A3, 0.375% due 9/25/47(c)	160,462
172,996		Series 2007-AR6, Class A1, 1.617% due 8/25/47(c)	155,945
229,661		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	231,634
148,033	AUD	Torrens Trust, Series 2007-1, Class A, 3.048% due 10/19/38(c)	137,037
		Wachovia Bank Commercial Mortgage Trust:
900,000		Series 2006-C23, Class A5, 5.416% due 1/15/45(c)	947,612
468,097		Series 2006-C28, Class A4, 5.572% due 10/15/48	502,877
		WaMu Mortgage Pass Through Certificates Trust:
23,917		Series 2002-AR9, Class 1A, 1.517% due 8/25/42(c)	23,214
9,899		Series 2003-AR5, Class A7, 2.443% due 6/25/33(c)	10,081
92,586		Series 2005-AR13, Class A1A1, 0.445% due 10/25/45(c)	88,925
150,321		Series 2006-AR13, Class 2A, 2.168% due 10/25/46(c)	141,903
1,898		Washington Mutual Mortgage Loan Trust, Series 2001-7, Class A, 1.318% due 5/25/41(c)	1,904
39,878		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.057% due 7/25/46(c)	24,259

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†	Security	Value
$233,592	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 2.205% due 12/25/32(c)	$234,989

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $20,120,137)	20,279,262

MORTGAGE-BACKED SECURITIES — 6.3%
FNMA — 6.3%
	Federal National Mortgage Association (FNMA):
579,532	5.700% due 8/1/18(c)	623,373
95,468	3.000% due 1/1/22	98,730
973,992	2.500% due 8/1/28	990,865
9,000,000	3.500% due 9/25/29(e)	9,511,875
130,409	2.485% due 11/1/34(c)	140,052
193,967	6.500% due 8/1/37	222,601
5,000,000	3.500% due 11/1/44(e)	5,272,656

	TOTAL FNMA	16,860,152

GNMA — 0.0%
	Government National Mortgage Association II (GNMA):
21,857	6.000% due 9/20/38	23,390

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $16,725,340)	16,883,542

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.3%
U.S. GOVERNMENT OBLIGATIONS — 3.3%
	U.S. Treasury Bonds:
900,000	3.750% due 11/15/43	1,018,617
1,000,000	3.625% due 2/15/44	1,107,109
700,000	3.125% due 8/15/44	705,797
	U.S. Treasury Inflation Indexed Bonds:
4,517,010	0.125% due 7/15/24(f)	4,476,430
102,267	1.375% due 2/15/44	116,824
	U.S. Treasury Notes:
384,000	0.250% due 8/31/14	384,000
900,000	2.750% due 11/15/23	934,558

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $8,628,773)	8,743,335

MUNICIPAL BONDS — 0.8%
United States — 0.8%
1,500,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, 6.890% due 1/1/42	1,896,045
300,000	School District of Philadelphia (The), Build America General Obligation Bonds, 6.765% due 6/1/40	322,830

	TOTAL MUNICIPAL BONDS (Cost — $1,800,000)	2,218,875

ASSET-BACKED SECURITIES — 0.6%
Automobiles — 0.5%
1,312,427	Motor PLC, Series 2014-1A, Class A1, 0.635% due 8/25/21(a)(c)	1,317,891

Student Loans — 0.1%
266,365	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.184% due 4/25/38(c)	267,675
59,691	South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.777% due 3/1/18(c)	59,761

	Total Student Loans	327,436

	TOTAL ASSET-BACKED SECURITIES (Cost — $1,638,482)	1,645,327

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Notional Amount†		Security	Value
PURCHASED OPTIONS — 0.0%
United States — 0.0%
$210,000		OTC U.S. Dollar versus Chinese Offshore Renminbi, Call @ $6.37, expires 03/03/2015, UBS	$508
210,000		OTC U.S. Dollar versus Chinese Onshore Renminbi, Put @ $6.05, expires 03/03/2015, UBS	74
120,000		OTC U.S. Dollar versus Japanese Yen, Call @ $105.00, expires 11/20/2014, BCLY	874

		TOTAL PURCHASED OPTIONS (Cost — $5,322)	1,456

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $230,473,019)	237,615,591

Face Amount†
SHORT-TERM INVESTMENTS — 22.4%
REPURCHASE AGREEMENTS — 13.9%
25,900,000		Banc of America repurchase agreement dated 08/29/14, 0.080% due 9/2/14, Proceeds at maturity - $25,900,230; (Fully collateralized by U.S. Treasury Note, 2.625% due 12/31/2014; Market Value - $26,438,351)(g)	25,900,000
2,800,000		Barclays Capital Inc. repurchase agreement dated 08/29/14, 0.070% due 9/2/14, Proceeds at maturity - $2,800,022; (Fully collateralized by U.S. Treasury Note, 0.625% due 11/30/2017; Market Value - $2,856,869)(g)	2,800,000
8,300,000		Citigroup Inc. repurchase agreement dated 08/29/14, 0.080% due 9/2/14, Proceeds at maturity - $8,300,074; (Fully collateralized by U.S. Treasury Note, 1.500% due 7/31/2016; Market Value - $8,476,756)(g)	8,300,000
100,000		Deutsche Bank Securities Inc. repurchase agreement dated 08/29/14, 0.080% due 9/2/14, Proceeds at maturity - $100,001; (Fully collateralized by U.S. Treasury Note TIPS, 0.125% due 4/15/2018; Market Value - $102,202)(g)	100,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $37,100,000)	37,100,000

SOVEREIGN BONDS — 1.5%
100,000	MYR	Bank Negara Malaysia Monetary Notes, 3.024% due 10/21/14(g)	31,601
		Hellenic Republic Treasury Bill:
500,000	EUR	1.796% due 9/19/14(g)	656,638
2,700,000	EUR	1.746% due 11/14/14(g)	3,536,331
2,000,000	MXN	Mexico Cetes, 2.930% due 10/30/14(g)	15,229

		TOTAL SOVEREIGN BONDS (Cost — $4,315,952)	4,239,799

TIME DEPOSITS — 6.5%
32,312	AUD	ANZ National Bank — London, 1.874% due 9/1/14	30,181
178,771		Banco Santander SA — Frankfurt, 0.030% due 9/2/14	178,771
		BBH — Grand Cayman:
63	DKK	0.000% due 9/1/14	11
998	CHF	0.001% due 9/1/14	1,088
1,810	SGD	0.005% due 9/1/14	1,449
109,451,303	JPY	0.005% due 9/1/14	1,052,366
50	GBP	0.082% due 9/1/14	83
127	AUD	1.874% due 9/1/14	119
439	NZD	2.350% due 9/1/14	367
100,027	ZAR	4.200% due 9/1/14	9,388
591,175		BNP Paribas — Grand Cayman, 0.030% due 9/2/14	591,175
		Wells Fargo — Grand Cayman:
10,079,154	EUR	(0.030)% due 9/1/14	13,248,544
78,214	GBP	0.082% due 9/1/14	129,703
2,033,515		0.030% due 9/2/14	2,033,515

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
TIME DEPOSITS — 6.5% — (continued)
79,090	CAD	0.229% due 9/2/14	$72,836

		TOTAL TIME DEPOSITS (Cost — $17,349,596)	17,349,596

U.S. GOVERNMENT AGENCIES — 0.1%
		Federal Home Loan Bank Discount Notes:
100,000		0.065% due 9/19/14	99,997
100,000		0.077% due 10/17/14	99,990
100,000		0.100% due 1/26/15	99,959

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $299,946)	299,946

U.S. GOVERNMENT OBLIGATIONS — 0.4%
		U.S. Treasury Bills:
300,000		0.055% due 10/23/14(f)(g)	299,976
500,000		0.045% due 11/13/14(f)(g)	499,954
148,000		0.042% due 11/28/14(f)(g)	147,985

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $947,915)	947,915

		TOTAL SHORT-TERM INVESTMENTS (Cost — $60,013,409)	59,937,256

		TOTAL INVESTMENTS — 111.3% (Cost — $290,486,428#)	297,552,847

		Liabilities in Excess of Other Assets — (11.3)%	(30,298,945)

		TOTAL NET ASSETS — 100.0%	$267,253,902

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid security.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2014.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	This security is traded on a TBA basis (see Note 1).
(f)	All or a portion of this security is held at the broker as collateral for open futures or swap contracts.
(g)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $294,782,369.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
GMTN	— Global Medium Term Note
OTC	— Over The Counter
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

Counterparty Abbreviations used in this schedule:
BCLY	— Barclays Bank PLC
BOA	— Bank of America
CSFB	—Credit Suisse Securities (USA) LLC
JPM	— JPMorgan Chase & Co.
MLP	—Merrill Lynch, Pierce, Fenner & Smith Inc.
UBS	— UBS Securities LLC

Summary of Investments by Security Type^
Sovereign Bonds	43.9%
Corporate Bonds & Notes	19.2
Collateralized Mortgage Obligations	6.8
Mortgage-Backed Securities	5.7
U.S. Government & Agency Obligations	3.0
Municipal Bonds	0.8
Asset-Backed Securities	0.6
Purchased Options	0.0 **
Short-Term Investments	20.0

100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Options Contracts Written

Notional Amount/ Number of Contracts		Security Name	Counterparty	Expiration Date	Strike Price	Value
Germany
20		Euro-Bund October Futures, Put	MLP	9/26/14	$147.00	$2,366
2		Euro-Bund October Futures, Put	UBS	9/26/14	147.00	237
18		Euro-Bund October Futures, Put	CSFB	9/26/14	147.50	3,312
26		Euro-Bund October Futures, Put	CSFB	9/26/14	148.00	7,177
17		Euro-Bund October Futures, Put	CSFB	9/26/14	148.50	7,151
20		Euro-Bund October Futures, Call	MLP	9/26/14	151.00	6,046
2		Euro-Bund October Futures, Call	UBS	9/26/14	151.00	605

		Total Germany				26,894

United States
$100,000		CDX.HY-22 Index, Put	BOA	10/15/14	99.00	15
700,000	AUD	OTC AUD versus U.S. Dollar, Call	BOA	11/26/14	0.95	3,302
1,200,000	AUD	OTC AUD versus U.S. Dollar, Call	UBS	11/26/14	0.95	6,121
58,000		OTC U.S. Dollar versus Brazilian Real, Call	BOA	6/15/15	2.64	1,120
210,000		OTC U.S. Dollar versus Chinese Offshore Renminbi, Put	UBS	3/3/15	6.04	105
210,000		OTC U.S. Dollar versus Chinese Onshore Renminbi, Call	UBS	3/3/15	6.32	386
24,000		OTC U.S. Dollar versus Indian Rupee, Call	UBS	6/1/15	68.00	275
120,000		OTC U.S. Dollar versus Japanese Yen, Put	BCLY	11/20/14	95.00	35
46,000		OTC U.S. Dollar versus Japanese Yen, Put	JPM	2/18/16	91.00	472
1,200,000		OTC U.S. Dollar versus Japanese Yen, Put	BOA	2/28/19	80.00	43,493
80,000		OTC U.S. Dollar versus Korean Won, Put	UBS	10/16/14	1,013.00	530
80,000		OTC U.S. Dollar versus Korean Won, Call	UBS	10/16/14	1,062.00	82
100,000		OTC U.S. Dollar versus Mexican Peso, Put	BOA	11/19/14	12.85	365

		Total United States				56,301

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $109,364)				$83,195

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA)
$4,000,000	4.500% due 9/25/44(a)	$4,321,250
10,000,000	4.500% due 10/1/44(a)	10,776,758

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $15,078,594)	$15,098,008

(a)	This security is traded on a TBA basis (see Note 1).

For details of other financial instruments held by this Fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 98.1%
California — 12.4%
$1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	$1,297,640
1,050,000	AA-	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health Project, Series A, 5.500% due 8/15/26	1,249,899
2,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	2,262,160
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,657,500
1,500,000	A+	San Francisco, CA, City & County Airports Commission, Revenue Bonds, Series C-2, 5.000% due 5/1/21	1,744,140
1,230,000	Aa1(b)	Santa Monica-Malibu, CA, Unified School District, GO, Election of 2006, Series A, Prerefunded 8/1/17 @ 100, FGIC & NPFG-Insured, 5.000% due 8/1/26(a)	1,391,142

		Total California	9,602,481

Colorado — 13.0%
1,435,000	AA	City of Colorado Springs CO Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,633,202
2,165,000	AA+	City of Longmont, CO, Revenue Bonds, 5.250% due 5/15/17	2,389,684
		Colorado Health Facilities Authority, Revenue Bonds:
1,000,000	A+	Catholic Health Initiatives, 5.250% due 2/1/31	1,131,510
1,500,000	AA-	Sisters of Charity of Leavenworth, Inc., 5.000% due 1/1/44	1,671,315
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,255,630
2,000,000	A+	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,029,260

		Total Colorado	10,110,601

District of Colombia — 3.8%
2,500,000	AAA	District of Columbia, Revenue Bonds, Income Tax Revenue, Series A, 5.000% due 12/1/28	2,911,550

Florida — 2.9%
1,000,000	A	City of Jacksonville FL, Revenue Bonds, Better Jacksonville, 5.000% due 10/1/21	1,127,700
1,000,000	A+	County of Miami-Dade, FL — Water & Sewer System Revenue, Revenue Bonds, XLCA-Insured, 5.000% due 10/1/21	1,130,250

		Total Florida	2,257,950

Georgia — 5.7%
2,000,000	AA	Augusta GA Water & Sewerage Revenue, Revenue Bonds, AGM-Insured, 5.000% due 10/1/21	2,277,440
1,800,000	A	Municipal Electric Authority of Georgia, Revenue Bonds, Series B, 5.000% due 1/1/20	2,119,212

		Total Georgia	4,396,652

Illinois — 3.0%
		Illinois Finance Authority, Revenue Bonds:
1,000,000	A	Bradley University Projects, XLCA-Insured, 5.000% due 8/1/34	1,033,550
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,281,139

		Total Illinois	2,314,689

Kansas — 1.4%
1,065,000	AA+	Kansas Development Finance Authority, Revenue Bonds, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,114,310

Massachusetts — 3.1%
1,000,000	AAA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.250% due 7/1/34	1,292,280
1,000,000	A2(b)	Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Northeastern University, Series R, 5.000% due 10/1/28	1,104,030

		Total Massachusetts	2,396,310

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Michigan — 2.4%
$1,750,000	AA	Kalamazoo Hospital Finance Authority, Revenue Bonds, Bronson Hospital, Series A, AGM-Insured, 5.000% due 5/15/26	$1,869,018

Minnesota — 0.1%
71,689	AA+	Minneapolis & St. Paul, MN, Housing Finance Board, Revenue Bonds, CityLiving Home Programs, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	72,626

New Jersey — 4.2%
1,340,000	Aa3(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,673,807
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AtlantiCare Regional Medical Centre, 5.000% due 7/1/27	1,598,655

		Total New Jersey	3,272,462

North Carolina — 2.9%
2,000,000	A-	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series B, 5.000% due 1/1/26	2,228,020

Oregon — 3.5%
1,000,000	AA-	Port of Portland, OR, Revenue Bonds, Portland International Project, Series C, 5.000% due 7/1/16(c)	1,082,790
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	1,612,931

		Total Oregon	2,695,721

Pennsylvania — 2.9%
2,000,000	A+	Monroeville Finance Authority, Revenue Bonds, Series B, 5.000% due 7/1/39	2,232,420

South Dakota — 2.0%
1,500,000	Aa2(b)	City of Sioux Falls, SD, Sales Tax, Revenue Bonds, Series A-1, NPFG-Insured, 4.750% due 11/15/36	1,588,800

Tennessee — 1.3%
1,000,000	BBB+	Knox County Health Educational & Housing Facility Board, Revenue Bonds, University Health System, 5.250% due 4/1/36	1,025,830

Texas — 16.9%
1,000,000	AA	City of Waxahachie, TX, GO, Series A, AGM-Insured, 5.000% due 8/1/25	1,105,860
2,000,000	AAA	Keller, TX, Independent School District, GO, PSF-GTD-Insured, 4.750% due 8/15/32	2,159,620
2,500,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/30	3,214,975
2,000,000	AA	Round Rock, TX, Independent School District, GO, 5.000% due 8/1/33	2,237,240
		Texas Transportation Commission State Highway Fund, Revenue Bonds:
1,000,000	AAA	5.000% due 4/1/27	1,103,850
2,575,000	AAA	5.250% due 4/1/26	3,309,776

		Total Texas	13,131,321

Utah — 2.9%
2,000,000	AA	Utah State University of Agriculture & Applied Science, Revenue Bonds, Student Building Fee, Series B, 5.000% due 12/1/44	2,227,340

Washington — 8.1%
2,000,000	AA+	King County, School District No. 210 Federal Way, GO, FGIC & NPFG-Insured, 5.000% due 12/1/23	2,240,220
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,296,200
1,500,000	A	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,737,780

		Total Washington	6,274,200

Wisconsin — 5.6%
2,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	2,990,875

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Wisconsin — 5.6% — (continued)
$1,340,000	BBB	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Divine Savior Health Care, Inc., 5.500% due 5/1/26	$1,375,550

		Total Wisconsin	4,366,425

		TOTAL MUNICIPAL BONDS (Cost — $69,865,724)	76,088,726

SHORT-TERM INVESTMENTS — 1.1%
TIME DEPOSITS — 1.1%
93,989		Bank of New York Mellon — Grand Cayman, 0.030% due 9/2/14	93,989
789,517		BNP Paribas — Grand Cayman, 0.030% due 9/2/14	789,517

		TOTAL SHORT-TERM INVESTMENTS (Cost — $883,506)	883,506

		TOTAL INVESTMENTS — 99.2% (Cost — $70,749,230#)	76,972,232

		Other Assets in Excess of Liabilities — 0.8%	590,586

		TOTAL NET ASSETS — 100.0%	$77,562,818

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
#	Aggregate cost for federal income tax purposes is $70,749,230.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Bond Assurance Corporation
FGIC	— Financial Guarantee Insurance Company
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corp.
PSF-GTD	— Permanent School Fund Guaranteed
XLCA	— XL Capital Assurance Inc.

See pages 148 and 149 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Summary of Investments by Industry^
Education	29.2%
Health Care Providers & Services	19.1
General Obligation	16.6
Transportation	11.3
Water and Sewer	6.1
Airport	5.8
Power	5.6
Utilities	2.1
Development	1.6
Public Facilities	1.4
Single Family Housing	0.1
Short-Term Investments	1.1

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 98.0%
CERTIFICATES OF DEPOSIT — 19.4%
$10,000,000	Bank of Montreal/Chicago IL, 0.239% due 8/7/15	$10,000,000
10,000,000	Citibank, N.A. New York, 0.200% due 11/19/14	10,000,000
10,000,000	Mizuho Bank LTD, 0.190% due 10/8/14	10,000,000
10,000,000	Nordea Bank Finland PLC, 0.210% due 9/5/14	10,000,000
10,000,000	Norinchukin Bank, 0.210% due 11/14/14	10,000,000
10,000,000	Skandinaviska Enskilda Banken AB, 0.250% due 2/26/15	10,000,000
5,000,000	Sumitomo Mitsui Banking Corp., 0.250% due 9/12/14	5,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $65,000,000)	65,000,000

COMMERCIAL PAPER — 56.4%
12,000,000	Alpine Securitization Corp., 0.220% due 10/20/14(a)(b)	11,996,407
15,000,000	Autobahn Funding Co. LLC, 0.060% due 9/2/14(a)(b)	14,999,975
14,000,000	Barclays U.S. Funding Corp., 0.080% due 9/2/14(b)	13,999,969
12,000,000	BNP Paribas Finance Inc., 0.230% due 10/15/14(b)	11,996,627
12,000,000	Coca-Cola Co., 0.160% due 12/1/14(a)(b)	11,995,147
5,000,000	Collateralized Commercial Paper Co. LLC, 0.250% due 11/18/14(b)	4,997,292
15,000,000	Credit Agricole North America Inc., 0.080% due 9/2/14(b)	14,999,967
12,000,000	General Electric Capital Corp., 0.230% due 1/30/15(b)	11,988,423
14,000,000	Lloyds Bank PLC, 0.040% due 9/2/14(b)	13,999,984
15,000,000	National Australia Funding Delaware Inc., 0.035% due 9/2/14(a)(b)	14,999,985
15,000,000	Natixis U.S. Finance Company, LLC, 0.080% due 9/2/14(b)	14,999,967
12,000,000	Old Line Funding Corp., 0.170% due 11/18/14(a)(b)	11,995,580
11,000,000	Rabobank USA Financial Corp., 0.215% due 10/15/14(b)	10,997,109
10,000,000	Swedbank, 0.250% due 2/2/15(b)	9,989,305
15,000,000	Toyota Motor Credit Corp., 0.140% due 11/25/14(b)	14,995,042

	TOTAL COMMERCIAL PAPER (Cost — $188,950,779)	188,950,779

TIME DEPOSITS — 0.2%
500,295	ANZ National Bank — London, 0.030% due 9/2/14	500,295
87,375	Banco Santander SA — Frankfurt, 0.030% due 9/2/14	87,375

	TOTAL TIME DEPOSITS (Cost — $587,670)	587,670

U.S. GOVERNMENT AGENCY — 2.9%
9,635,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.000% due 9/2/14(b)
	(Cost — $9,635,000)	9,635,000

U.S. GOVERNMENT OBLIGATIONS — 19.1%
50,000,000	U.S. Treasury Bills, 0.015% due 9/4/14(b)	49,999,938
14,000,000	U.S. Treasury Notes, 2.375% due 10/31/14	14,053,031

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $64,052,969)	64,052,969

	TOTAL INVESTMENTS — 98.0% (Cost — $328,226,418#)	328,226,418

	Cash and Other Assets in Excess of Liabilities — 2.0%	6,713,031

	TOTAL NET ASSETS — 100.0%	$334,939,449

(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $328,226,418.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P	— Preliminary rating

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short- comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories. Ratings may be modified by the addition of an “e” to signify expected rating.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings

(continued)

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

August 31, 2014

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
ASSETS:
Investments, at value[1,2]	$1,807,224,015	$1,481,463,058	$324,403,785
Repurchase Agreements[1]	—	—	—
Foreign currency, at value[3]	—	—	—
Cash	1,414	1,492	402
Receivable for securities sold	2,814,489	4,619,995	767,366
Dividends and interest receivable	1,447,369	4,180,054	145,270
Receivable for manager waiver	—	—	—
Receivable for Fund shares sold	1,495,525	877,835	68,991
Unrealized appreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—
Variation margin on open future contracts (Notes 1 and 3)	—	—	—
Variation margin on open centrally cleared swap contracts (Notes 1 and 3)	—	—	—
Swap contracts, at value (Notes 1 and 3)	—	—	—
Deposits with counterparty	—	—	—
Prepaid expenses	11,243	14,801	11,308

Total Assets	1,812,994,055	1,491,157,235	325,397,122

LIABILITIES:
Payable for collateral received from securities on loan	27,461,626	16,233,890	27,854,226
Payable for Fund shares repurchased	2,861,042	2,542,176	457,569
Payable for securities purchased	1,493,929	3,797,984	418,700
Investment management fee payable	855,039	751,918	194,321
Transfer agent fees payable	19,909	13,039	2,848
Custody fee payable	119,393	91,814	26,798
Trustees’ fees payable	61,899	44,481	11,173
Due to custodian	—	—	—
Variation margin on open future contracts (Notes 1 and 3)	—	—	—
Forward sale commitments, at value (proceeds received)[4] (Note 1)	—	—	—
Options contracts written, at value (premiums received)[5] (Note 1 and 3)	—	—	—
Swap contracts, at value (Notes 1 and 3)	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—
Deposits from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Distributions payable	—	—	—
Accrued expenses	83,550	93,848	79,043

Total Liabilities	32,956,387	23,569,150	29,044,678

Total Net Assets	$1,780,037,668	$1,467,588,085	$296,352,444

NET ASSETS:
Par value (Note 4)	$80,203	$108,428	$10,387
Paid-in capital in excess of par value	1,034,051,957	1,349,527,877	171,015,851
Accumulated net investment loss	—	—	—
Undistributed net investment income	5,267,734	15,727,510	68,774
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	152,379,197	(285,996,911)	60,000,231
Net unrealized appreciation on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	588,258,577	388,221,181	65,257,201

Total Net Assets	$1,780,037,668	$1,467,588,085	$296,352,444

Shares Outstanding	80,203,452	108,427,671	10,386,843

Net Asset Value	$22.19	$13.54	$28.53

[1] Investments, at cost	$1,218,965,438	$1,093,241,877	$259,146,584

[2] Includes securities on loan	$27,118,272	$15,981,887	$27,269,421

[3] Foreign currency, at cost	$—	$—	$—

[4] Proceeds received	$—	$—	$—

[5] Premiums received	$—	$—	$—

*	Value represents amortized cost.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$310,873,533	$1,159,326,777	$403,826,169	$879,298,238	$267,440,926	$260,452,847	$76,972,232	$328,226,418	*
—	—	—	—	—	37,100,000	—	—
—	266,602	418,103	520,128	—	253,820	—	—
355	1,477	557	—	534	98,691	56	2
285,179	4,204,279	282,540	31,239,202	—	32,955,706	—	—
295,942	3,184,407	629,035	4,583,657	4,496,385	2,655,257	797,616	135,590
—	—	—	—	—	—	—	33,650
123,108	1,294,142	200,118	370,997	504,708	241,572	25,678	7,453,610
—	—	—	1,945,328	—	4,552,534	—	—
—	—	—	116,355	—	—	—	—
—	—	—	46,124	—	11,296	—	—
—	—	—	440,308	—	289,303	—	—
—	—	—	597,438	—	314,406	—	—
10,210	13,557	7,930	13,926	9,048	9,633	9,127	11,761

311,588,327	1,168,291,241	405,364,452	919,171,701	272,451,601	338,935,065	77,804,709	335,861,031

20,876,827	12,670,056	17,939,497	262,624	6,217,477	—	—	—
440,135	1,963,886	691,714	1,806,866	442,977	461,566	178,175	787,316
601,816	3,586,839	510,595	115,474,708	8,049,168	51,276,711	—	—
190,739	600,426	263,905	288,837	106,147	112,639	28,109	22,147
5,080	14,727	5,001	10,195	2,660	2,997	786	3,080
24,638	138,376	106,438	158,746	44,169	61,103	9,598	27,128
8,053	15,085	36,860	46,394	8,663	17,764	4,625	15,171
—	—	—	134,491	—	—	—	—
—	—	—	—	—	62,210	—	—
—	—	—	—	—	15,098,008	—	—
—	—	—	263,253	—	83,195	—	—
—	—	—	209,910	—	126,433	—	—

—	—	—	489,951	—	1,489,655	—	—
—	—	—	824,441	—	2,820,000	—	—
—	4,648	249,341	—	—	—	—	—
—	—	—	311	974	—	72	27
66,682	68,543	170,605	99,747	56,047	68,882	20,526	66,713

22,213,970	19,062,586	19,973,956	120,070,474	14,928,282	71,681,163	241,891	921,582

$289,374,357	$1,149,228,655	$385,390,496	$799,101,227	$257,523,319	$267,253,902	$77,562,818	$334,939,449

$18,592	$95,531	$26,501	$94,648	$58,356	$33,260	$7,943	$334,939
187,908,844	1,293,070,488	325,897,064	771,847,063	264,009,894	261,990,715	70,577,584	334,603,920
—	—	—	(610,826)	—	—	—	—
2,256,118	18,978,024	4,504,889	—	1,103,560	4,713,483	340,817	228

20,510,073	(246,629,625)	(12,901,027)	4,698,036	(13,674,846)	(11,197,611)	413,472	362

78,680,730	83,714,237	67,863,069	23,072,306	6,026,355	11,714,055	6,223,002	—

$289,374,357	$1,149,228,655	$385,390,496	$799,101,227	$257,523,319	$267,253,902	$77,562,818	$334,939,449

18,591,824	95,530,636	26,500,855	94,648,292	58,356,440	33,259,987	7,943,188	334,939,396

$15.56	$12.03	$14.54	$8.44	$4.41	$8.04	$9.76	$1.00

$232,192,803	$1,075,569,540	$335,693,363	$857,935,835	$261,414,571	$290,486,428	$70,749,230	$328,226,418

$20,408,215	$11,879,912	$17,379,982	$255,191	$6,000,383	$—	$—	$—

$—	$270,461	$418,954	$562,716	$—	$265,546	$—	$—

$—	$—	$—	$—	$—	$15,078,594	$—	$—

$—	$—	$—	$500,810	$—	$109,364	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2014

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
INVESTMENT INCOME:

Dividends	$16,456,475	$31,661,329	$1,107,441
Interest	13,977	21,035	3,872
Income from securities lending	144,902	69,468	412,565
Miscellaneous income	—	—	—
Less: Foreign taxes withheld (See Note 1p)	(251,303)	(310,781)	(7,129)

Total Investment Income	16,364,051	31,441,051	1,516,749

EXPENSES:

Investment management fee (Note 2)	9,833,111	8,156,686	2,426,596
Transfer agent fees	126,715	93,623	—
Custody fees	437,935	357,549	102,438
Trustees’ fees	313,641	235,023	57,286
Shareholder reports	101,245	111,195	111,667
Insurance	62,551	57,734	13,517
Audit and tax	60,603	56,429	46,642
Legal fees	13,972	18,308	16,011
Registration fees	19,982	19,704	19,479
Miscellaneous expenses	43,197	32,420	7,291
Interest Expense	—	—	—

Total Expenses	11,012,952	9,138,671	2,800,927
Less: Fee waivers and/or expense reimbursement (Note 2)	—	(9,389)	(18,015)

Net Expenses	11,012,952	9,129,282	2,782,912

Net Investment Income (Loss)	$5,351,099	$22,311,769	$(1,266,163)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments	$243,561,466	$84,435,975	$63,068,296
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	243,561,466	84,435,975	63,068,296

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	99,840,581	161,259,541	(13,698,980)
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	99,840,581	161,259,541	(13,698,980)

Net Gain on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	343,402,047	245,695,516	49,369,316

Total Increase in Net Assets From Operations	$348,753,146	$268,007,285	$48,103,153

(a)	Includes foreign capital gains tax of $3,220 and $390,414 for International Equity Investments and Emerging Markets Equity Investments, respectively.
(b)	Net increase in accrued foreign capital gains taxes of $4,648 and $249,341 for International Equity Investments and Emerging Markets Equity Investments, respectively.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments		Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$6,291,291	$28,977,225	$10,431,330		$61,560	$65,152	$—	$—	$—
4,021	19,697	5,062		24,346,042	11,938,394	7,592,122	3,023,682	440,177
127,183	660,371	163,225		20,017	49,892	—	—	—
—	—	3,351		—	—	—	—	—
(10,133)	(2,030,047)	(834,834)		—	—	—	—	—

6,412,362	27,627,246	9,768,134		24,427,619	12,053,438	7,592,122	3,023,682	440,177

2,150,608	7,445,240	3,553,322		3,595,540	1,341,493	1,373,587	333,712	272,130
1,906	85,493	15,577		59,800	14,085	18,610	8,591	41,389
96,587	565,133	386,718		626,563	179,071	245,247	38,469	124,361
45,299	147,654	106,158		190,559	32,663	67,128	17,113	72,643
95,073	174,830	134,573		78,329	82,045	104,145	4,928	111,523
8,564	32,283	22,223		48,198	9,253	21,702	4,264	18,402
47,205	54,766	54,685		97,562	67,552	97,095	53,121	46,858
13,101	14,341	11,710		17,153	13,315	13,988	13,062	17,068
18,416	18,624	19,865		19,781	19,307	18,966	17,352	18,162
—	36,722	13,638		33,080	4,765	8,978	2,477	16,010
—	—	—		2,431	—	121,506	—	—

2,476,759	8,575,086	4,318,469		4,768,996	1,763,549	2,090,952	493,089	738,546
(19,793)	(402,938)	(427,618)		(26,474)	(304,141)	—	—	(301,225)

2,456,966	8,172,148	3,890,851		4,742,522	1,459,408	2,090,952	493,089	437,321

$3,955,396	$19,455,098	$5,877,283		$19,685,097	$10,594,030	$5,501,170	$2,530,593	$2,856

$27,330,782	$78,239,077 (a)	$(3,582,037	)(a)	$14,042,780	$2,500,347	$(2,674,756)	$513,812	$362
—	—	—		859,011	—	514,310	—	—
—	—	—		671,890	—	733,309	—	—
—	—	—		(292,754)	—	20,302	—	—
—	—	—		(1,150,996)	—	(1,434,098)	—	—
—	(833,120)	(473,747)		(917,124)	—	(98,775)	—	—

27,330,782	77,405,957	(4,055,784)		13,212,807	2,500,347	(2,939,708)	513,812	362

15,264,896	467,865 (b)	72,629,952	(b)	17,874,262	3,431,312	12,143,068	4,358,889	—
—	—	—		482,547	—	91,836	—	—
—	—	—		1,129,549	—	83,223	—	—
—	—	—		(6,250)	—	(19,414)	—	—
—	—	—		(396,014)	—	1,156,623	—	—
—	36,693	22,858		2,177,290	—	3,305,228	—	—

15,264,896	504,558	72,652,810		21,261,384	3,431,312	16,760,564	4,358,889	—

42,595,678	77,910,515	68,597,026		34,474,191	5,931,659	13,820,856	4,872,701	362

$46,551,074	$97,365,613	$74,474,309		$54,159,288	$16,525,689	$19,322,026	$7,403,294	$3,218

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2014 and August 31, 2013

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments
	2014	2013	2014	2013
OPERATIONS:

Net investment income (loss)	$5,351,099	$9,465,318	$22,311,769	$22,943,966
Net realized gain (loss)	243,561,466	183,416,620	84,435,975	129,862,707
Change in unrealized appreciation (depreciation)	99,840,581	72,677,231	161,259,541	65,206,087

Increase (Decrease) in Net Assets From Operations	348,753,146	265,559,169	268,007,285	218,012,760

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(8,223,919)	(5,601,128)	(20,452,719)	(23,555,726)
Net realized gains	(116,252,191)	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(124,476,110)	(5,601,128)	(20,452,719)	(23,555,726)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	264,426,959	134,372,225	292,776,028	73,006,249
Reinvestment of distributions	124,471,782	5,601,128	20,452,110	23,555,726
Cost of shares repurchased	(403,721,008)	(395,306,238)	(197,456,038)	(273,972,124)

Increase (Decrease) in Net Assets From Fund Share Transactions	(14,822,267)	(255,332,885)	115,772,100	(177,410,149)

Increase (Decrease) in Net Assets	209,454,769	4,625,156	363,326,666	17,046,885
NET ASSETS:

Beginning of year	1,570,582,899	1,565,957,743	1,104,261,419	1,087,214,534

End of year*†	$1,780,037,668	$1,570,582,899	$1,467,588,085	$1,104,261,419

* Includes undistributed net investment income of:	$5,267,734	$10,220,866	$15,727,510	$14,064,799

† Includes accumulated net investment loss of:	—	—	—	—

See Notes to Financial Statements.

Small Capitalization Growth Investments		Small Capitalization Value Equity Investments		International Equity Investments		Emerging Markets Equity Investments
2014	2013	2014	2013	2014	2013	2014	2013

$(1,266,163)	$(58,593)	$3,955,396	$2,647,639	$19,455,098	$12,009,564	$5,877,283	$8,004,204
63,068,296	34,748,733	27,330,782	24,552,285	77,405,957	24,813,200	(4,055,784)	110,205,082
(13,698,980)	28,699,201	15,264,896	13,849,901	504,558	44,648,934	72,652,810	(107,543,763)

48,103,153	63,389,341	46,551,074	41,049,825	97,365,613	81,471,698	74,474,309	10,665,523

—	—	(2,812,824)	(3,090,609)	(12,213,953)	(7,126,143)	(7,358,901)	(12,983,437)
(9,799,673)	—	(25,261,304)	(14,843,814)	—	—	(35,690,720)	—

(9,799,673)	—	(28,074,128)	(17,934,423)	(12,213,953)	(7,126,143)	(43,049,621)	(12,983,437)

21,521,048	59,723,778	55,462,187	30,122,460	378,960,260	358,939,193	58,269,385	39,842,401
9,799,293	—	28,051,943	17,919,874	12,213,598	7,126,143	43,048,055	12,983,295
(84,369,249)	(59,429,537)	(31,495,843)	(47,176,340)	(99,745,558)	(111,325,601)	(161,548,624)	(331,513,597)

(53,048,908)	294,241	52,018,287	865,994	291,428,300	254,739,735	(60,231,184)	(278,687,901)

(14,745,428)	63,683,582	70,495,233	23,981,396	376,579,960	329,085,290	(28,806,496)	(281,005,815)

311,097,872	247,414,290	218,879,124	194,897,728	772,648,695	443,563,405	414,196,992	695,202,807

$296,352,444	$311,097,872	$289,374,357	$218,879,124	$1,149,228,655	$772,648,695	$385,390,496	$414,196,992

$68,774	—	$2,256,118	$1,334,676	$18,978,024	$12,218,852	$4,504,889	$6,894,132

—	$(486,519)	—	—	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2014 and August 31, 2013

	Core Fixed Income Investments
	2014	2013
OPERATIONS:

Net investment income (loss)	$19,685,097	$22,498,421
Net realized gain (loss)	13,212,807	4,235,038
Change in unrealized appreciation (depreciation)	21,261,384	(38,997,617)

Increase (Decrease) in Net Assets From Operations	54,159,288	(12,264,158)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(23,795,682)	(26,773,961)
Net realized gains	—	(38,639,965)

Decrease in Net Assets From Distributions to Shareholders	(23,795,682)	(65,413,926)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	101,726,242	170,652,182
Reinvestment of distributions	23,795,267	65,397,402
Cost of shares repurchased	(293,591,431)	(243,195,580)

Increase (Decrease) in Net Assets From Fund Share Transactions	(168,069,922)	(7,145,996)

Increase (Decrease) in Net Assets	(137,706,316)	(84,824,080)
NET ASSETS:

Beginning of year	936,807,543	1,021,631,623

End of year*†	$799,101,227	$936,807,543

* Includes undistributed net investment income of:	—	$512,255

† Includes accumulated net investment loss of:	$(610,826)	—

See Notes to Financial Statements.

High Yield Investments		International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
2014	2013	2014	2013	2014	2013	2014	2013

$10,594,030	$11,779,632	$5,501,170	$8,231,018	$2,530,593	$2,483,016	$2,856	$5,387
2,500,347	10,012,143	(2,939,708)	10,717,583	513,812	199,808	362	328
3,431,312	(3,126,858)	16,760,564	(18,602,429)	4,358,889	(5,961,745)	—	—

16,525,689	18,664,917	19,322,026	346,172	7,403,294	(3,278,921)	3,218	5,715

(11,814,472)	(12,727,727)	(17,201,477)	(24,541,825)	(2,531,172)	(2,482,909)	(2,854)	(6,099)
—	—	—	—	—	—	—	—

(11,814,472)	(12,727,727)	(17,201,477)	(24,541,825)	(2,531,172)	(2,482,909)	(2,854)	(6,099)

155,615,893	16,513,218	41,475,314	45,186,681	18,631,793	18,485,316	178,917,685	395,768,819
11,813,241	12,723,271	17,200,635	24,541,825	2,530,949	2,482,991	2,840	6,078
(25,374,912)	(193,159,311)	(111,017,975)	(159,207,232)	(28,873,453)	(23,525,763)	(310,888,302)	(166,920,974)

142,054,222	(163,922,822)	(52,342,026)	(89,478,726)	(7,710,711)	(2,557,456)	(131,967,777)	228,853,923

146,765,439	(157,985,632)	(50,221,477)	(113,674,379)	(2,838,589)	(8,319,286)	(131,967,413)	228,853,539

110,757,880	268,743,512	317,475,379	431,149,758	80,401,407	88,720,693	466,906,862	238,053,323

$257,523,319	$110,757,880	$267,253,902	$317,475,379	$77,562,818	$80,401,407	$334,939,449	$466,906,862

$1,103,560	$1,029,608	$4,713,483	$17,497,740	$340,817	$144,233	$228	$5,411

—	—	—	—	—	—	—	—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$19.29	$16.39	$14.24	$11.80	$11.15

Income from Operations:
Net investment income(1)	0.07	0.11	0.06	0.07	0.03
Net realized and unrealized gain	4.47	2.85	2.17	2.40	0.68

Total Income from Operations	4.54	2.96	2.23	2.47	0.71

Less Distributions From:
Net investment income	(0.11)	(0.06)	(0.08)	(0.03)	(0.06)
Net realized gain	(1.53)	—	—	—	—

Total Distributions	(1.64)	(0.06)	(0.08)	(0.03)	(0.06)

Net Asset Value, End of Year	$22.19	$19.29	$16.39	$14.24	$11.80

Total Return(2)	24.35%	18.11%	15.71%	20.89%	6.30%
Net Assets, End of Year (millions)	$1,780	$1,571	$1,566	$1,738	$1,495
Ratios of Average Net Assets:
Gross expenses	0.67%	0.69%	0.69%	0.68%	0.70%
Net expenses	0.67	0.69	0.69	0.68	0.70 (3)
Net investment income	0.33	0.60	0.40	0.47	0.22
Portfolio Turnover Rate	56%	57%	66%	76%	92%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Large Capitalization Value Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$11.24	$9.44	$8.58	$7.54	$7.34

Income from Operations:
Net investment income(1)	0.20	0.21	0.19	0.17	0.19
Net realized and unrealized gain	2.29	1.80	0.87	1.07	0.23

Total Income from Operations	2.49	2.01	1.06	1.24	0.42

Less Distributions From:
Net investment income	(0.19)	(0.21)	(0.20)	(0.20)	(0.22)

Total Distributions	(0.19)	(0.21)	(0.20)	(0.20)	(0.22)

Net Asset Value, End of Year	$13.54	$11.24	$9.44	$8.58	$7.54

Total Return(2)	22.37%	21.71%	12.50%	16.46%	5.67%
Net Assets, End of Year (millions)	$1,468	$1,104	$1,087	$1,220	$1,102
Ratios of Average Net Assets:
Gross expenses	0.67%	0.70%	0.69%	0.68%	0.69%
Net expenses	0.67 (3)	0.70	0.69	0.68	0.69 (3)
Net investment income	1.64	2.07	2.15	1.95	2.43
Portfolio Turnover Rate	24%	48%	32%	38%	104%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments
	2014	2013		2012	2011	2010
Net asset value, Beginning of Year	$25.22	$19.81		$17.76	$14.62	$12.99

Income (Loss) from Operations:
Net investment loss(1)	(0.12)	(0.00	)(2)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gain	4.36	5.41		2.12	3.21	1.72

Total Income from Operations	4.24	5.41		2.05	3.14	1.63

Less Distributions From:
Net realized gain	(0.93)	—		—	—	—

Total Distributions	(0.93)	—		—	—	—

Net Asset Value, End of Year	$28.53	$25.22		$19.81	$17.76	$14.62

Total Return(3)	16.91%	27.31%		11.54%	21.48%	12.55%
Net Assets, End of Year (millions)	$296	$311		$247	$278	$262
Ratios of Average Net Assets:
Gross expenses	0.92%	0.97%		0.98%	0.95%	0.99%
Net expenses(4)	0.92	0.97		0.97	0.93	0.98
Net investment loss	(0.42)	(0.02)		(0.40)	(0.37)	(0.56)
Portfolio Turnover Rate	80%	90%		68%	73%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.

Small Capitalization Value Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$14.45	$12.97	$11.20	$9.57	$8.67

Income from Operations:
Net investment income(1)	0.22	0.18	0.11	0.10	0.08
Net realized and unrealized gain	2.58	2.59	1.77	1.68	0.90

Total Income from Operations	2.80	2.77	1.88	1.78	0.98

Less Distributions From:
Net investment income	(0.17)	(0.22)	(0.11)	(0.15)	(0.08)
Net realized gain	(1.52)	(1.07)	—	—	—

Total Distributions	(1.69)	(1.29)	(0.11)	(0.15)	(0.08)

Net Asset Value, End of Year	$15.56	$14.45	$12.97	$11.20	$9.57

Total Return(2)	20.17%	23.18%	16.93%	18.52%	11.35%
Net Assets, End of Year (millions)	$289	$219	$195	$223	$203
Ratios of Average Net Assets:
Gross expenses	0.92%	1.00%	0.99%	0.98%	0.98%
Net expenses(3)	0.91	0.99	0.98	0.95	0.97
Net investment income	1.47	1.29	0.91	0.85	0.86
Portfolio Turnover Rate	31%	32%	24%	36%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$10.92	$9.58	$9.77	$9.02	$8.97

Income (Loss) from Operations:
Net investment income(1)	0.22	0.20	0.17	0.15	0.14
Net realized and unrealized gain (loss)	1.03	1.27	(0.18)	0.76	0.15

Total Income (Loss) from Operations	1.25	1.47	(0.01)	0.91	0.29

Less Distributions From:
Net investment income	(0.14)	(0.13)	(0.18)	(0.16)	(0.24)

Total Distributions	(0.14)	(0.13)	(0.18)	(0.16)	(0.24)

Net Asset Value, End of Year	$12.03	$10.92	$9.58	$9.77	$9.02

Total Return(2)	11.45%	15.47%	(0.06)%	9.97%	3.12%
Net Assets, End of Year (millions)	$1,149	$773	$444	$536	$795
Ratios of Average Net Assets:
Gross expenses	0.81%	0.84%	0.91%	0.84%	0.85%
Net expenses(3)	0.77	0.83	0.90	0.82	0.84
Net investment income	1.83	1.88	1.80	1.41	1.52
Portfolio Turnover Rate	95%	63%	75%	70%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Emerging Markets Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$13.67	$14.46	$15.85	$14.79	$12.80

Income (Loss) from Operations:
Net investment income(1)	0.20	0.21	0.29	0.31	0.23
Net realized and unrealized gain (loss)	2.36	(0.69)	(1.33)	0.99	1.90

Total Income (Loss) from Operations	2.56	(0.48)	(1.04)	1.30	2.13

Less Distributions From:
Net investment income	(0.29)	(0.31)	(0.35)	(0.24)	(0.14)
Net realized gain	(1.40)	—	—	—	—

Total Distributions	(1.69)	(0.31)	(0.35)	(0.24)	(0.14)

Net Asset Value, End of Year	$14.54	$13.67	$14.46	$15.85	$14.79

Total Return(2)	19.97%	(3.54)%	(6.52)%	8.67%	16.69%
Net Assets, End of Year (millions)	$385	$414	$695	$841	$809
Ratios of Average Net Assets:
Gross expenses	1.09%	1.10%	1.06%	1.05%	1.08%
Net expenses(3)	0.99	0.99	0.93	0.91	0.94
Net investment income	1.49	1.39	1.98	1.87	1.57
Portfolio Turnover Rate	29%	89%	40%	42%	53%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments
	2014		2013		2012	2011	2010
Net asset value, Beginning of Year	$8.17		$8.87		$8.58	$8.81	$8.25

Income (Loss) from Operations:
Net investment income(1)	0.18		0.20		0.25	0.28	0.32
Net realized and unrealized gain (loss)	0.31		(0.30)		0.38	0.05	0.71

Total Income (Loss) from Operations	0.49		(0.10)		0.63	0.33	1.03

Less Distributions From:
Net investment income	(0.22)		(0.24)		(0.27)	(0.29)	(0.33)
Net realized gain	—		(0.36)		(0.07)	(0.27)	(0.14)

Total Distributions	(0.22)		(0.60)		(0.34)	(0.56)	(0.47)

Net Asset Value, End of Year	$8.44		$8.17		$8.87	$8.58	$8.81

Total Return(2)	6.10%		(1.31)%		7.58%	3.93%	12.93%
Net Assets, End of Year (millions)	$799		$937		$1,022	$1,067	$1,001
Ratios of Average Net Assets:
Gross expenses	0.53	%(3)	0.54	%(3)	0.52%	0.52%	0.53	%(3)
Net expenses(4)	0.53	(3)	0.54	(3)	0.52	0.52	0.53	(3)
Net investment income	2.19		2.30		2.85	3.23	3.79
Portfolio Turnover Rate	446%		421%		429%	390%	257%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$4.27	$4.24	$4.15	$4.14	$3.77

Income from Operations:
Net investment income(1)	0.24	0.27	0.29	0.36	0.37
Net realized and unrealized gain	0.17	0.07	0.16	0.02	0.38

Total Income from Operations	0.41	0.34	0.45	0.38	0.75

Less Distributions From:
Net investment income	(0.27)	(0.31)	(0.36)	(0.37)	(0.38)

Total Distributions	(0.27)	(0.31)	(0.36)	(0.37)	(0.38)

Net Asset Value, End of Year	$4.41	$4.27	$4.24	$4.15	$4.14

Total Return(2)	9.75%	8.07%	11.57%	9.01%	20.41%
Net Assets, End of Year (millions)	$258	$111	$269	$198	$190
Ratios of Average Net Assets:
Gross expenses	0.92%	0.93%	0.97%	0.88%	0.95%
Net expenses(3)	0.76	0.78	0.81	0.72	0.79
Net investment income	5.53	6.25	7.58	8.26	9.06
Portfolio Turnover Rate	57%	86%	101%	62%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
	2014		2013		2012	2011	2010
Net asset value, Beginning of Year	$8.02		$8.56		$7.99	$8.41	$7.77

Income (Loss) from Operations:
Net investment income(1)	0.16		0.18		0.19	0.23	0.19
Net realized and unrealized gain (loss)	0.40		(0.23)		0.41	(0.15)	0.83

Total Income (Loss) from Operations	0.56		(0.05)		0.60	0.08	1.02

Less Distributions From:
Net investment income	(0.54)		(0.49)		(0.03)	(0.50)	(0.38)

Total Distributions	(0.54)		(0.49)		(0.03)	(0.50)	(0.38)

Net Asset Value, End of Year	$8.04		$8.02		$8.56	$7.99	$8.41

Total Return(2)	7.36%		(0.77)%		7.53%	1.21%	13.55%
Net Assets, End of Year (millions)	$267		$317		$431	$227	$220
Ratios of Average Net Assets:
Gross expenses	0.76	%(3)	0.69	%(3)	0.64%	0.72%	0.79%
Net expenses	0.76	(3)	0.69	(3)	0.63 (4)	0.72 (4)	0.79
Net investment income	2.00		2.12		2.25	2.86	2.44
Portfolio Turnover Rate	397%		198%		223%	150%	93%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.04% and less than 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$9.21	$9.88	$9.48	$9.63	$9.09

Income (Loss) from Operations:
Net investment income(1)	0.29	0.29	0.28	0.30	0.31
Net realized and unrealized gain (loss)	0.55	(0.67)	0.40	(0.15)	0.54

Total Income (Loss) from Operations	0.84	(0.38)	0.68	0.15	0.85

Less Distributions From:
Net investment income	(0.29)	(0.29)	(0.28)	(0.30)	(0.31)

Total Distributions	(0.29)	(0.29)	(0.28)	(0.30)	(0.31)

Net Asset Value, End of Year	$9.76	$9.21	$9.88	$9.48	$9.63

Total Return(2)	9.24%	(4.01)%	7.23%	1.71%	9.59%
Net Assets, End of Year (millions)	$78	$80	$89	$88	$92
Ratios of Average Net Assets:
Gross expenses	0.59%	0.61%	0.57%	0.58%	0.62%
Net expenses	0.59	0.61	0.57	0.58	0.62
Net investment income	3.03	2.92	2.83	3.27	3.39
Portfolio Turnover Rate	19%	9%	26%	20%	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Money Market Investments
	2014		2013		2012		2011		2010
Net asset value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income(1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net realized and unrealized gain	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.01

Total Income from Operations	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.01

Less Distributions From:
Net investment income	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)
Net realized gain	—		—		—		(0.00	)(3)	(0.01)

Total Distributions	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.01)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(5)	0.00%		0.00%		0.02%		0.01%		0.85%
Net Assets, End of Year (millions)	$335		$467		$238		$119		$125
Ratios of Average Net Assets:
Gross expenses	0.23%		0.21%		0.23%		0.29%		0.34%
Net expenses(6)	0.13		0.16		0.22		0.21		0.27
Net investment income	0.00	(4)	0.00	(4)	0.03		0.00	(4)	0.01

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Amounts represent less than $(0.01) per share.
(4)	Amounts represent less than 0.01% per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Consulting Group Capital Markets Funds (“Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Investments, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Portfolio securities of Money Market Investments are valued at amortized cost, which approximates market value. Equity securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the London Stock Exchange.

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Foreign currency contracts are valued using the official closing price for such contracts on the London Stock Exchange.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its NAV.

Each business day, Emerging Markets Equity Investments and International Equity Investments use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign

Notes to Financial Statements

(continued)

exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing

Notes to Financial Statements

(continued)

service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2014	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$325,339,620	$325,339,620	$—	$—
Consumer Staples	77,698,007	77,698,007	—	—
Energy	138,506,019	138,506,019	—	—
Financials	108,363,470	108,363,470	—	—
Health Care	292,010,849	292,010,849	—	—
Industrials	166,176,923	166,176,923	—	—
Information Technology	534,678,140	534,678,140	—	—
Materials	65,138,512	65,138,512	—	—
Telecommunication Services	25,663,613	25,663,613	—	—
Short-Term Investments:
Money Market Fund	27,461,626	27,461,626	—	—
Time Deposits	46,187,236	—	46,187,236	—

Total Investments, at value	$1,807,224,015	$1,761,036,779	$46,187,236	$—

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$153,447,779	$153,447,779	$—	$—
Consumer Staples	74,656,107	74,656,107	—	—
Energy	219,309,166	219,309,166	—	—
Financials	307,743,029	307,743,029	—	—
Health Care	184,915,164	184,915,164	—	—
Industrials	122,617,340	122,617,340	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2014	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Information Technology	$203,316,047	$203,316,047	$—	$—
Materials	59,128,432	59,128,432	—	—
Telecommunication Services	46,060,908	46,060,908	—	—
Utilities	43,420,050	43,420,050	—	—
Short-Term Investments:
Money Market Fund	16,233,890	16,233,890	—	—
Time Deposits	50,615,146	—	50,615,146	—

Total Investments, at value	$1,481,463,058	$1,430,847,912	$50,615,146	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$43,267,562	$43,267,562	$—	$—
Consumer Staples	6,921,620	6,921,620	—	—
Energy	20,171,668	20,171,668	—	—
Financials	20,589,368	20,589,368	—	—
Health Care	65,878,925	65,878,925	—	—
Industrials	55,405,894	55,405,894	—	—
Information Technology	55,835,339	55,835,339	—	—
Materials	13,506,424	13,506,424	—	—
Telecommunication Services	4,435,530	4,435,530	—	—
Short-Term Investments:
Money Market Fund	27,854,226	27,854,226	—	—
Time Deposits	10,537,229	—	10,537,229	—

Total Investments, at value	$324,403,785	$313,866,556	$10,537,229	$—

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$34,697,801	$34,697,801	$—	$—
Consumer Staples	10,989,818	10,989,818	—	—
Energy	15,668,262	15,668,262	—	—
Financials	62,070,822	62,070,822	—	—
Health Care	14,714,635	14,714,635	—	—
Industrials	71,072,310	71,072,310	—	—
Information Technology	21,217,959	21,217,959	—	—
Materials	36,246,103	36,246,103	—	—
Telecommunication Services	517,581	517,581	—	—
Utilities	7,312,796	7,312,796	—	—
Exchange-Traded Securities:
Financials	418,443	418,443	—	—
Short-Term Investments:
Money Market Fund	20,876,827	20,876,827	—	—
Time Deposits	15,070,176	—	15,070,176	—

Total Investments, at value	$310,873,533	$295,803,357	$15,070,176	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2014		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)		Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International Equity Investments
Investments, at value
Common Stocks:
France	$124,913,578		$—		$124,913,578	$—
Germany	112,805,698		—		112,805,698	—
Japan	159,682,550		126,398		159,556,152	—
Netherlands	60,088,578		—		60,088,578	—
Switzerland	124,288,336		—		124,288,336	—
United Kingdom	209,876,298	*	822,941		209,053,357	—	*
Other Countries**	301,140,104		49,698,054		251,442,050	—
Warrants:
Luxembourg	2,898,397		—		2,898,397	—
Rights:
Germany	1,718		—		1,718	—
Portugal	10,505		—		—	10,505
Preferred Stocks:
Germany	38,876		—		38,876	—
Italy	316,666		—		316,666	—
Short-Term Investments:
Money Market Fund	12,670,056		12,670,056		—	—
Time Deposits	50,595,417		—		50,595,417	—

Total — Investments, at value	$1,159,326,777	*	$63,317,449		$1,095,998,823	$10,505	*

Emerging Markets Equity Investments***
Investments, at value
Common Stocks:
Brazil	$58,389,125		$58,389,125		$—	$—
China	40,739,225		13,720,012		27,019,213	—
India	51,970,171		7,579,761		44,390,410	—
Mexico	19,299,036		19,299,036		—	—
Russia	20,804,901		8,495,895	†	12,309,006	—
South Korea	29,200,988		—		29,200,988	—
Other Countries**	152,077,544		33,391,344		118,686,200	—
Preferred Stocks:
Brazil	3,598,369		3,598,369		—	—
India	25,879		25,879		—	—
Short-Term Investments:
Money Market Fund	17,939,497		17,939,497		—	—
Time Deposits	9,781,434		—		9,781,434	—

Total — Investments, at value	$403,826,169		$162,438,918		$241,387,251	$—

Core Fixed Income Investments
Investments, at value
Corporate Bonds & Notes	$244,863,887	*	$—		$244,863,887	$—	*
Mortgage-Backed Securities	180,369,592		—		180,369,592	—
U.S. Government & Agency Obligations	147,880,960		—		147,880,960	—
Collateralized Mortgage Obligations	110,286,375		—		110,286,375	—
Sovereign Bonds	48,250,116		—		48,250,116	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2014		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset-Backed Securities	$14,038,815		$—	$14,038,815	$—
Municipal Bonds	7,463,227		—	7,463,227	—
Senior Loans	619,534		—	619,534	—
Preferred Stock:
Financials	813,792		813,792	—	—
Common Stocks:
Consumer Discretionary	16,637		16,637	—	—
Warrants:
Consumer Discretionary	4,028		4,028	—	—
Convertible Preferred Stock:
Consumer Discretionary	—	*	—	—	—	*
Purchased Options	242,140		750	241,390	—
Short-Term Investments:
Certificates of Deposit	1,100,000		—	1,100,000	—
Commercial Paper	8,000,147		—	8,000,147	—
Corporate Note	2,136,752		—	2,136,752	—
Money Market Fund	262,624		262,624	—	—
Repurchase Agreements	22,800,000		—	22,800,000	—
Sovereign Bonds	9,214,482		—	9,214,482	—
Time Deposits	50,689,602		—	50,689,602	—
U.S. Government Agencies	30,245,528		—	30,245,528	—

Total Investments, at value	$879,298,238	*	$1,097,831	$878,200,407	$—	*

Other Financial Instruments
Options Contracts Written	$(263,253)		$(12,078)	$(251,175)	$—
Futures Contracts	146,659		146,659	—	—
Forward Foreign Currency Contracts	1,455,377		—	1,455,377	—
OTC Interest Rate Swaps	87,481		—	87,481	—
Centrally Cleared Interest Rate Swaps	(368,529)		—	(368,529)	—
OTC Credit Default Swaps	142,917		—	142,917	—

Total Other Financial Instruments	$1,200,652		$134,581	$1,066,071	$—

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$232,726,761	*	$—	$232,247,043	$479,718	*
Senior Loans	1,054,560		—	1,054,560	—
Common Stocks:
Consumer Discretionary	19,906		—	—	19,906
Energy	522,931		8,046	—	514,885
Financials	117,254		117,254	—	—
Health Care	67,200		—	—	67,200
Industrials	54,002		54,002	—	—
Materials	29,681		29,681	—	—
Preferred Stocks:
Financials	811,983		811,983	—	—
Convertible Preferred Stock:
Energy	507,413		507,413	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2014	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Warrants:
Financials	$86,645	$86,645	$—	$—
Short-Term Investments:
Money Market Fund	6,217,477	6,217,477	—	—
Time Deposits	25,225,113	—	25,225,113	—

Total Investments, at value	$267,440,926 *	$7,832,501	$258,526,716	$1,081,709	*

International Fixed Income Investments
Investments, at value
Sovereign Bonds
Italy	$29,237,230	$—	$29,237,230	$—
Spain	24,101,656	—	24,101,656	—
Other Countries**	77,358,080	—	77,358,080	—
Corporate Bonds & Notes
Germany	14,163,035	—	14,163,035	—
United States	14,847,579	—	14,847,579	—
Other Countries**	28,136,214	—	28,136,214	—
Collateralized Mortgage Obligations	20,279,262	—	20,279,262	—
Mortgage-Backed Securities	16,883,542	—	16,883,542	—
U.S. Government & Agency Obligations	8,743,335	—	8,743,335	—
Municipal Bonds	2,218,875	—	2,218,875	—
Asset-Backed Securities	1,645,327	—	1,645,327	—
Purchased Options	1,456	—	1,456	—
Short-Term Investments:
Repurchase Agreements	37,100,000	—	37,100,000	—
Sovereign Bonds	4,239,799	—	4,239,799	—
Time Deposits	17,349,596	—	17,349,596	—
U.S. Government Agencies	299,946	—	299,946	—
U.S. Government Obligations	947,915	—	947,915	—

Total — Investments, at value	$297,552,847	$—	$297,552,847	$—

Other Financial Instruments
Options Contracts Written	$(83,195)	$(26,894)	$(56,301)	$—
Forward Sale Commitments	(15,098,008)	—	(15,098,008)	—
Futures Contracts	369,460	369,460	—	—
Forward Foreign Currency Contracts	3,062,879	—	3,062,879	—
OTC Interest Rate Swaps	85,299	—	85,299	—
Centrally Cleared Interest Rate Swaps	605,462	—	605,462	—
OTC Credit Default Swaps	116,632	—	116,632	—
OTC Cross Currency Swaps	(39,061)	—	(39,061)	—

Total Other Financial Instruments	$(10,980,532)	$342,566	$(11,323,098)	$—

Municipal Bond Investments
Investments, at value
Municipal Bonds	$76,088,726	$—	$76,088,726	$—
Short-Term Investments:
Time Deposits	883,506	—	883,506	—

Total Investments, at value	$76,972,232	$—	$76,972,232	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2014	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market Investments
Investments, at value
Short-Term Investments:
Certificates of Deposit	$65,000,000	$—	$65,000,000	$—
Commercial Paper	188,950,779	—	188,950,779	—
Time Deposits	587,670	—	587,670	—
U.S. Government Agency	9,635,000	—	9,635,000	—
U.S. Government Obligations	64,052,969	—	64,052,969	—

Total Investments, at value	$328,226,418	$—	$328,226,418	$—

*	Includes securities that are fair valued at $0.
**	Other Countries represents Countries that are individually less than 5% of Total Net Assets.
***	Includes $28,840,083 for Emerging Markets Equity Investments that was classified as Level 1 at August 31, 2013 and is now classified as Level 2 due to application of a fair value adjustment by the fair valuation pricing service for such securities at August 31, 2014 that was not required at August 31, 2013.
†	Includes a security valued at $4,996,466 for Emerging Markets Equity Investments that transferred from Level 2 to Level 1. This change was the result of active trading and volume on the exchange at August 31, 2014.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the year ended August 31, 2014, there were no transfers from Level 2 to Level 3. International Fixed Income Investments had a transfer from Level 3 to Level 2 of $299,310. The transfer was primarily due to security quotes not being readily available in an actively traded market and no available third-party vendor prices were available at August 31, 2013.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2013, through August 31, 2014:

	Total		Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes	Convertible Preferred Stocks	Rights	Credit Default Swaps
International Equity Investments
Balance as of August 31, 2013	$—	*	$—	$—	*	$—	$—	$—	$—
Total realized gain (loss)	(97,506)		—	(97,506)		—	—	—	—
Change in unrealized appreciation (depreciation)	108,013		—	97,508		—	—	10,505	—
Purchases	—		—	—		—	—	—	—
(Sales)	(2)		—	(2)		—	—	—	—
Transfers In	—		—	—		—	—	—	—
Transfers Out	—		—	—		—	—	—	—

Balance as of August 31, 2014	$10,505	*	$—	$—	*	$—	$—	$10,505	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2014	$10,505		$—	$—		$—	$—	$10,505	$—

Emerging Markets Equity Investments
Balance as of August 31, 2013	$36,647		$—	$—		$—	$—	$36,647	$—
Total realized gain (loss)	60,410		—	—		—	—	60,410	—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks		Rights	Credit Default Swaps
Change in unrealized appreciation (depreciation)	$(36,647)	$—	$—	$—		$—		$(36,647)	$—
Purchases	—	—	—	—		—		—	—
(Sales)	(60,410)	—	—	—		—		(60,410)	—
Transfers In	—	—	—	—		—		—	—
Transfers Out	—	—	—	—		—		—	—

Balance as of August 31, 2014	$—	$—	$—	$—		$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2014	$—	$—	$—	$—		$—		$—	$—

Core Fixed Income Investments
Balance as of August 31, 2013	$129,981 *	$—	$—	$—	*	$—	*	$—	$129,981
Total realized gain (loss)	(14,800)	—	—	—		—		—	(14,800)
Change in unrealized appreciation (depreciation)	(127,181)	—	—	—		—		—	(127,181)
Purchases	—	—	—	—		—		—	—
(Sales)	12,000	—	—	—		—		—	12,000
Transfers In	—	—	—	—		—		—	—
Transfers Out	—	—	—	—		—		—	—

Balance as of August 31, 2014	$— *	$—	$—	$—	*	$—	*	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2014	$—	$—	$—	$—		$—		$—	$—

High Yield Investments
Balance as of August 31, 2013	$684,318	$—	$529,923	$154,395		$—		$—	$—
Total realized gain (loss)	1,594	—	—	1,594		—		—	—
Accrued discounts (premiums)	2,700	—	—	2,700		—		—	—
Change in unrealized appreciation (depreciation)	(56,579)	—	(51,528)	(5,051)		—		—	—
Purchases	451,271	—	123,596	327,675		—		—	—
(Sales)	(1,595)	—	—	(1,595)		—		—	—
Transfers In	—	—	—	—		—		—	—
Transfers Out	—	—	—	—		—		—	—

Balance as of August 31, 2014	$1,081,709 *	$—	$601,991	$479,718	*	$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2014	$(54,305)	$—	$(51,528)	$(2,777)		$—		$—	$—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Convertible Preferred Stocks	Rights	Credit Default Swaps
International Fixed Income Investments
Balance as of August 31, 2013	$329,172	$329,172	$—	$—	$—	$—	$—
Total realized gain (loss)	(1,255)	(1,255)	—	—	—	—	—
Accrued discounts (premiums)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(7,858)	(7,858)	—	—	—	—	—
Purchases	—	—	—	—	—	—	—
(Sales)	—	—	—	—	—	—	—
(Paydowns)	(20,749)	(20,749)	—	—	—	—	—
Transfers In	—	—	—	—	—	—	—
Transfers Out	(299,310)	(299,310)	—	—	—	—	—

Balance as of August 31, 2014	$—	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2014	$—	$—	$—	$—	$—	$—	$—

*	Includes securities that are fair valued at $0.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at year end for each Fund are disclosed in Note 3 or in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain

Notes to Financial Statements

(continued)

or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as “Net change in unrealized appreciation (depreciation) from Investments” on the Statement of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as “Net realized gain (loss) from Investments” on the Statement of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

Notes to Financial Statements

(continued)

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(vii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no

Notes to Financial Statements

(continued)

liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve documentation risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(ix) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(x) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2014:

International Equity Investments

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$(715,718)	$—	$—	$(715,718)

	$—	$(715,718)	$—	$—	$(715,718)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$64,274	$—	$—	$64,274

	$—	$64,274	$—	$—	$64,274

Notes to Financial Statements

(continued)

Emerging Markets Equity Investments

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$(68,975)	$—	$—	$(68,975)

	$—	$(68,975)	$—	$—	$(68,975)

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased Options (c)	$242,140	$—	$—	$—	$242,140
Unrealized appreciation on open futures contracts (b)	506,337	38,481	—	—	544,818
Unrealized appreciation on forward foreign currency contracts (c)	—	1,945,328	—	—	1,945,328
Unrealized appreciation on centrally cleared swaps (f)	97,437	—	—	—	97,437
Swap contracts, at value (c)	241,443	—	198,865	—	440,308

	$1,087,357	$1,983,809	$198,865	$—	$3,270,031

Liability derivatives
Options contracts written outstanding (a)	$259,247	$4,006	$—	$—	$263,253
Unrealized depreciation on open futures contracts (b)	398,159	—	—	—	398,159
Unrealized depreciation on forward foreign currency contracts (a)	—	489,951	—	—	489,951
Unrealized depreciation on centrally cleared swaps (f)	465,966	—	—	—	465,966
Swap contracts, at value (a)	153,962	—	55,948	—	209,910

	$1,277,334	$493,957	$55,948	$—	$1,827,239

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(571)	$—	$—	$—	$(571)
Net realized gain (loss) on futures contracts	859,011	—	—	—	859,011
Net realized gain (loss) on options written	669,675	—	2,215	—	671,890
Net realized gain (loss) on swaps contracts	(1,358,196)	—	207,200	—	(1,150,996)
Net realized gain (loss) on forward foreign currency contracts	—	(808,633)	—	—	(808,633)

	$169,919	$(808,633)	$209,415	$—	$(429,299)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(310,146)	$—	$—	$—	$(310,146)
Net change in unrealized appreciation (depreciation) on futures contracts	444,066	38,481	—	—	482,547
Net change in unrealized appreciation (depreciation) on options contracts written	1,126,748	2,801	—	—	1,129,549
Net change in unrealized appreciation (depreciation) on swaps contracts	(523,492)	—	127,478	—	(396,014)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	2,194,473	—	—	2,194,473

	$737,176	$2,235,755	$127,478	$—	$3,100,409

Notes to Financial Statements

(continued)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased Options (c)	$—	$1,456	$—	$—	$1,456
Unrealized appreciation on futures contracts (b)	520,495	—	—	—	520,495
Unrealized appreciation on forward foreign currency contracts (c)	—	4,552,534	—	—	4,552,534
Unrealized appreciation on centrally cleared swaps (f)	1,586,864	—	—	—	1,586,864
Swap contracts, at value (c)	90,377	—	198,926	—	289,303

	$2,197,736	$4,553,990	$198,926	$—	$6,950,652

Liability derivatives
Options contracts written outstanding (a)	$26,894	$56,286	$15	$—	$83,195
Unrealized depreciation on futures contracts (b)	151,035	—	—	—	151,035
Unrealized depreciation on forward foreign currency contracts (a)	—	1,489,655	—	—	1,489,655
Unrealized depreciation on centrally cleared swaps (f)	981,402	—	—	—	981,402
Swap contracts, at value (a)	5,078	39,061	82,294	—	126,433

	$1,164,409	$1,585,002	$82,309	$—	$2,831,720

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2014:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(184,620)	$(592)	$—	$—	$(185,212)
Net realized gain (loss) on futures contracts	514,310	—	—	—	514,310
Net realized gain (loss) on options contracts written	655,432	77,877	—	—	733,309
Net realized gain (loss) on swaps contracts	(1,571,873)	—	137,775	—	(1,434,098)
Net realized gain (loss) on forward foreign currency contracts	—	179,499	—	—	179,499

	$(586,751)	$256,784	$137,775	$—	$(192,192)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(2,350)	$(3,866)	$—	$—	$(6,216)
Net change in unrealized appreciation (depreciation) on futures contracts	91,836	—	—	—	91,836
Net change in unrealized appreciation (depreciation) on options contracts written	67,476	15,445	302	—	83,223
Net change in unrealized appreciation (depreciation) on swaps contracts	972,658	(16,119)	200,084	—	1,156,623
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	3,317,065	—	—	3,317,065

	$1,129,620	$3,312,525	$200,386	$—	$4,642,531

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on open swap contracts or options contracts written, at value.
(b)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table (see Note 3).
(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on open swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.

Notes to Financial Statements

(continued)

(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the “Open Swap Contracts” table (see Note 3).

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2014, were as follows:

International Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$35,738,269	$—	$—	$35,738,269

Emerging Markets Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$13,603	$—	$—	$13,603

Core Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$400,496	$—	$—	$—	$400,496
Futures contracts	355,994,192	556,098	—	—	356,550,290
Option contracts written	444,586	2,431	294	—	447,311
Swap contracts	84,993,846	—	25,915,385	—	110,909,231
Forward foreign currency contracts	—	98,925,781	—	—	98,925,781

International Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$51,597	$2,315	$—	$—	$53,912
Futures contracts	108,947,112	—	—	—	108,947,112
Option contracts written	86,048	21,219	37	—	107,304
Swap contracts	3,047,730,769	1,092,005	24,334,615	—	3,073,157,389
Forward foreign currency contracts	—	509,272,676	—	—	509,272,676

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped

Notes to Financial Statements

(continued)

Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1(u).

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2014.

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Funds	Gross Asset Amount Presented in Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Capitalization Growth Investments	$27,118,272	—	$(27,118,272)	$0
Large Capitalization Value Equity Investments	15,981,887	—	(15,981,887)	0
Small Capitalization Growth Investments	27,269,421	—	(27,269,421)	0
Small Capitalization Value Equity Investments	20,408,215	—	(20,408,215)	0
International Equity Investments	11,879,912	—	(11,879,912)	0
Emerging Markets Equity Investments	17,379,982	—	(17,379,982)	0
Core Fixed Income Investments	255,191	—	(255,191)	0
High Yield Investments	6,000,383	—	(6,000,383)	0

(a)	Represents market value of securities on loan at period end.
(b)	The Funds received cash collateral of $27,461,626, $16,233,890, $27,854,226, $20,876,827, $12,670,056, $17,939,497, $262,624 and $6,217,477, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.
(c)	The actual collateral received is greater than the amount shown here due to overcollateralization.

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of

Notes to Financial Statements

(continued)

Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund

Notes to Financial Statements

(continued)

to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(n) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Notes to Financial Statements

(continued)

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2014 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Capitalization Growth Investments	(a)	$(2,080,312)	$2,080,312	$—
Large Capitalization Value Equity Investments	(a)	$(196,339)	$127,595	$68,744
Small Capitalization Growth Investments	(a),(b)	$1,821,456	$(1,821,456)	$—
Small Capitalization Value Equity Investments	(a)	$(221,130)	$221,130	$—
International Equity Investments	(c)	$(481,973)	$481,973	$—
Emerging Markets Equity Investments	(h)	$(907,625)	$271,199	$636,426
Core Fixed Income Investments	(d),(g)	$2,987,504	$(2,987,504)	$—
High Yield Investments	(d),(f)	$1,294,394	$(1,294,394)	$—
International Fixed Income Investments	(d),(g)	$(1,083,950)	$1,083,950	$—
Municipal Bond Investments	(e)	$197,163	$(197,163)	$—
Money Market Investments	(e)	$(5,185)	$(328)	$5,513

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts and return of capital dividends received.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(h)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income, and foreign capital gain expense transactions treated as ordinary for tax purposes.

(r) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(s) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(t) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(u) Disclosure about Offsetting Assets and Liabilities. In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 was amended by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) to clarify the investments and transactions that are

Notes to Financial Statements

(continued)

subject to disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The Funds’ adopted ASU 2011-11 for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2014 are shown on a gross basis and the required disclosures under ASU 2011-11 are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2014.

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the Funds do not offset amounts of reported assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2014 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

The following table presents the Funds’ gross amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2014.

	Derivative Instruments as of August 31, 2014
	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Investments
Forward foreign currency contracts	$1,945,328	$489,951
Options contracts (a)	241,390	251,175
Swap contracts (a)(b)	473,375	189,529

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,660,093	$930,655

Notes to Financial Statements

(continued)

	Derivative Instruments as of August 31, 2014
	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
International Fixed Income Investments
Forward foreign currency contracts	$4,552,534	$1,489,655
Options contracts (a)	1,456	56,301
Swap contracts (a)(b)	719,081	94,824

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$5,273,071	$1,640,780

(a)	Excludes exchange-traded derivatives.
(b)	The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Notes to Financial Statements (Note 3).

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2014:

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Core Fixed Income Investments
Over-the-counter
Bank of America	$437,563	$(77,264)	$—	$360,299
Barclays Bank PLC	525,231	(267,983)	—	257,248
BNP Paribas SA	35,607	(35,607)	—	—
Citigroup Global Markets Inc.	826,956	(15,763)	(660,000)	151,193
Credit Suisse Securities (USA) LLC	129,197	—	—	129,197
Deutsche Bank AG	68,513	(31,775)	—	36,738
Goldman Sachs & Co.	139,341	(139,341)	—	—
HSBC Bank USA	12,884	(12,884)	—	—
JPMorgan Chase & Co.	403,334	(100,164)	(130,000)	173,170
UBS Securities LLC	81,467	(13,678)	—	67,789

Total Over-the-counter derivative instruments	$2,660,093	$(694,459)	$(790,000)	$1,175,634

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Core Fixed Income Investments
Over-the-counter
Bank of America	$77,264	$(77,264)	$—	$—
Barclays Bank PLC	267,983	(267,983)	—	—
BNP Paribas SA	114,338	(35,607)	—	78,731

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Citigroup Global Markets Inc.	$15,763	$(15,763)	$—	$—
Deutsche Bank AG	31,775	(31,775)	—	—
Goldman Sachs & Co.	179,110	(139,341)	—	39,769
HSBC Bank USA	30,507	(12,884)	—	17,623
JPMorgan Chase & Co.	100,164	(100,164)	—	—
Royal Bank of Scotland PLC	100,073	—	—	100,073
UBS Securities LLC	13,678	(13,678)	—	—

Total Over-the-counter derivative instruments	$930,655	$(694,459)	$—	$236,196

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Investments
Over-the-counter
Bank of America	$1,311,496	$(129,769)	$(950,000)	$231,727
Barclays Bank PLC	147,230	(147,230)	—	—
BNP Paribas SA	1,063,671	(165,778)	(270,000)	627,893
Citigroup Global Markets Inc.	1,514,249	(197,009)	(1,140,000)	177,240
Deutsche Bank AG	179,488	(49,620)	(129,868)	—
Goldman Sachs & Co.	388,008	(329,582)	—	58,426
HSBC Bank USA	119,700	(60,668)	—	59,032
JPMorgan Chase & Co.	143,022	(143,022)	—	—
Royal Bank of Scotland PLC	69,260	(16,349)	(10,000)	42,911
Societe Generale SA	28,343	(28,293)	—	50
UBS Securities LLC	308,604	(28,298)	(260,000)	20,306

Total Over-the-counter derivative instruments	$5,273,071	$(1,295,618)	$(2,759,868)	$1,217,585

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
International Fixed Income Investments
Over-the-counter
Bank of America	$129,769	$(129,769)	$—	$—
Barclays Bank PLC	268,048	(147,230)	—	120,818
BNP Paribas SA	165,778	(165,778)	—	—
Citigroup Global Markets Inc.	197,009	(197,009)	—	—
Deutsche Bank AG	49,620	(49,620)	—	—
Goldman Sachs & Co.	329,582	(329,582)	—	—
HSBC Bank USA	60,668	(60,668)	—	—
JPMorgan Chase & Co.	367,366	(143,022)	—	224,344
Royal Bank of Scotland PLC	16,349	(16,349)	—	—

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Societe Generale SA	$28,293	$(28,293)	$—	$—
UBS Securities LLC	28,298	(28,298)	—	—

Total Over-the-counter derivative instruments	$1,640,780	$(1,295,618)	$—	$345,162

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of MSSBH, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a subadvisory fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2014, are indicated below:

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.36%	0.30%	0.70%
Emerging Markets Equity Investments	0.49%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.27%	0.23%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager voluntarily waived and/or reimbursed certain fees or expense to maintain a positive yield. For the year ended August 31, 2014, the Manager reimbursed the Fund $301,225.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2014, the amounts waived and/or reimbursed by the Manager were as follows:

Fund
Large Capitalization Value Equity Investments	$9,389
Small Capitalization Growth Investments	18,015
Small Capitalization Value Equity Investments	19,793
International Equity Investments	402,938

Notes to Financial Statements

(continued)

Fund
Emerging Markets Equity Investments	$427,618
Core Fixed Income Investments	26,474
High Yield Investments	304,141

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2014, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, and Citigroup Global Markets Inc. (“CGMI”), received brokerage commissions of:

Fund	Commission Dollars to CGMI	Commission Dollars to MS&Co.	Commission Aggregate
Large Capitalization Growth Investments	$18,850	$13,755	$32,605
Large Capitalization Value Equity Investments	8,219	7,830	16,049
Small Capitalization Growth Investments	8,877	3,246	12,123
Small Capitalization Value Equity Investments	865	354	1,219
International Equity Investments	131,171	21,731	152,902
Emerging Markets Equity Investments	20,847	—	20,847

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

3. Investments

During the year ended August 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		US Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Large Capitalization Growth Investments	$904,187,454	$1,066,912,419	$—	$—
Large Capitalization Value Equity Investments	412,483,522	308,758,818	—	—
Small Capitalization Growth Investments	232,754,603	296,030,377	—	—
Small Capitalization Value Equity Investments	99,629,607	77,509,444	—	—
International Equity Investments	1,230,791,910	944,106,681	—	—
Emerging Markets Equity Investments	112,608,880	202,598,196	—	—
Core Fixed Income Investments	219,761,415	235,436,514	3,695,891,715	3,897,613,310
High Yield Investments	225,879,120	101,553,549	—	—
International Fixed Income Investments	231,441,967	248,379,765	761,873,561	814,712,793
Municipal Bond Investments	14,883,860	18,674,465	—	—

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation (Depreciation)

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth Investments	$580,151,150	$(5,729,347)	$574,421,803
Large Capitalization Value Equity Investments	389,142,501	(9,959,440)	379,183,061
Small Capitalization Growth Investments	71,539,422	(6,812,040)	64,727,382

Notes to Financial Statements

(continued)

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Capitalization Value Equity Investments	$82,345,213	$(4,860,931)	$77,484,282
International Equity Investments	126,375,900	(48,969,564)	77,406,336
Emerging Markets Equity Investments	85,870,103	(27,017,778)	58,852,325
Core Fixed Income Investments	28,117,548	(10,539,002)	17,578,546
High Yield Investments	7,951,081	(3,260,750)	4,690,331
International Fixed Income Investments	14,031,125	(11,260,647)	2,770,478
Municipal Bond Investments	6,223,048	(46)	6,223,002

At August 31, 2014, Core Fixed Income Investments and International Fixed Income Investments had open exchange traded futures contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Core Fixed Income Investments

Open Futures Contracts	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar December Futures	612	12/15	$151,477,650	$53,062
90-Day Eurodollar December Futures	4	12/16	979,750	350
90-Day Eurodollar June Futures	78	6/16	19,206,525	111,870
90-Day Eurodollar March Futures	169	3/16	41,726,100	91,299
90-Day Eurodollar March Futures	4	3/17	977,750	600
90-Day Eurodollar September Futures	10	9/16	2,455,625	(2,890)
U.S. Treasury 5-Year Note December Futures	408	12/14	48,485,064	143,436
U.S. Treasury 10-Year Note December Futures	208	12/14	26,162,500	69,876
U.S. Treasury Long Bond December Futures	36	12/14	5,043,375	35,719

				503,322

Contracts to Sell:
90-Day Eurodollar December Futures	42	12/16	10,287,375	125
90-Day Eurodollar June Futures	67	6/18	16,266,762	(82,913)
Euro FX Currency September Futures	6	9/14	985,125	38,481
Euro-Bobl September Futures	40	9/14	6,794,655	(55,259)
Euro-Bund September Futures	12	9/14	2,390,301	(104,104)
U.S. Treasury 2-Year Note December Futures	3	12/14	657,141	(469)
U.S. Treasury 5-Year Note December Futures	87	12/14	10,338,727	(31,266)
U.S. Treasury 10-Year Note December Futures	72	12/14	9,056,250	(31,101)
U.S. Treasury Long Bond December Futures	29	12/14	4,062,719	(27,813)
U.S. Treasury Ultra Bond December Futures	19	12/14	2,954,500	(62,344)

				(356,663)

Net Unrealized Gain on Open Futures Contracts				$146,659

Notes to Financial Statements

(continued)

International Fixed Income Investments

Open Futures Contracts	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month EURIBOR June Futures	69	6/15	$22,647,053	$14,738
3-Month EURIBOR September Futures	28	9/15	9,189,189	5,225
90-Day Sterling Interest Rate September Futures	13	9/14	2,679,243	1,482
Australia Government 3-Year Bond September Futures	26	9/14	2,663,139	736
Australia Government 10-Year Bond September Futures	11	9/14	1,263,588	49,064
Euro-BTP September Futures	66	9/14	11,323,093	334,882
Euro-Bund September Futures	28	9/14	5,577,369	42,904
U.S. Treasury 10-Year Note December Futures	1	12/14	125,781	336
U.S. Treasury Long Bond December Futures	71	12/14	9,946,656	49,570
United Kingdom Long Gilt September Futures	51	12/14	9,602,452	21,558

				520,495

Contracts to Sell:
10-Year USD Deliverable Interest Rate Swap September Futures	6	9/14	640,594	(16,125)
90-Day Sterling Interest Rate September Futures	14	9/15	2,865,459	(3,773)
Canada Government 10-Year Bond December Futures	88	12/14	11,129,567	(81,762)
U.S. Treasury 5-Year Note December Futures	44	12/14	5,228,781	(13,406)
U.S. Treasury 10-Year Note December Futures	82	12/14	10,314,063	(35,969)

				(151,035)

Net Unrealized Gain on Open Futures Contracts				$369,460

At August 31, 2014, Core Fixed Income Investments had deposited $535,793 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2014, International Fixed Income Investments had deposited $30,500 with a broker or brokers as margin collateral on open exchange traded futures contracts.

During the year ended August 31, 2014, options contracts written transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2013	98,760,000	$563,861
Options written	82,670,808	807,136
Options closed	(11,300,575)	(251,890)
Options expired	(125,560,155)	(618,297)

Options contracts written, outstanding at August 31, 2014	44,570,078	$500,810

International Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2013	36,200,000	$285,984
Options written	110,718,384	567,899
Options closed	(27,711,177)	(94,616)
Options expired	(115,079,102)	(649,903)

Options contracts written, outstanding at August 31, 2014	4,128,105	$109,364

Notes to Financial Statements

(continued)

At August 31, 2014, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Core Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	675,450	GSC	$301,628	9/3/14	$34
Brazilian Real	675,450	UBS	301,628	9/3/14	3,745
British Pound	650,000	BOA	1,077,522	10/16/14	(17,078)
British Pound	600,000	CITI	994,635	10/16/14	(15,763)
Euro	761,000	BCLY	1,000,297	9/3/14	(11,050)
Euro	294,000	BNP	386,448	9/3/14	(8,619)
Euro	2,008,000	BNP	2,639,417	9/3/14	(40,114)
Euro	493,995	BOA	649,332	9/3/14	(8,668)
Euro	22,619,005	GSC	29,731,570	9/3/14	(120,993)
Euro	313,000	BCLY	411,489	10/2/14	(1,253)
Euro	103,000	BNP	135,410	10/2/14	(568)
Euro	104,000	HSBC	136,725	10/2/14	(387)
Euro	1,300,000	BCLY	1,709,236	10/16/14	(61,237)
Euro	2,031,000	JPM	2,671,058	11/20/14	(28,366)
Euro	414,000	BCLY	545,504	6/15/15	(9,656)
Euro	720,000	BCLY	948,703	6/15/15	(15,432)
Euro	2,499,000	BNP	3,292,790	6/15/15	(60,011)
Euro	1,039,000	JPM	1,369,031	6/15/15	(20,216)
Euro	1,242,000	JPM	1,636,512	6/15/15	(27,619)
Euro	108,000	BOA	143,705	6/13/16	(2,154)
Euro	477,000	DUB	634,699	6/13/16	(10,014)
Japanese Yen	54,904,278	BOA	527,900	9/3/14	(6,100)
Japanese Yen	172,295,722	GSC	1,656,610	9/3/14	1,830
Mexican Peso	7,781,340	GSC	594,576	9/23/14	(2,084)
Mexican Peso	3,869,530	GSC	295,672	9/23/14	(537)
Mexican Peso	8,612,955	BNP	654,532	12/18/14	10,573
Mexican Peso	10,688,000	GSC	812,223	12/18/14	12,223
Mexican Peso	5,192,480	JPM	394,597	12/18/14	(1,639)
Mexican Peso	2,670,740	UBS	202,960	12/18/14	2,960

					(438,193)

Contracts to Sell:
Brazilian Real	675,450	GSC	301,627	9/3/14	(1,947)
Brazilian Real	675,450	UBS	301,628	9/3/14	(34)
Brazilian Real	675,450	UBS	299,091	10/2/14	(3,625)
British Pound	497,000	BCLY	824,124	9/11/14	10,095
British Pound	650,000	BOA	1,077,522	10/16/14	34,623
British Pound	600,000	CITI	994,636	10/16/14	32,222
Danish Krone	306,000	HSBC	54,097	4/1/15	655
Euro	150,000	BCLY	197,168	9/3/14	4,404
Euro	108,000	BOA	141,961	9/3/14	2,543
Euro	25,441,000	CITI	33,440,943	9/3/14	753,669
Euro	477,000	DUB	626,993	9/3/14	11,948

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Euro	22,619,000	GSC	$29,736,331	10/2/14	$120,568
Euro	4,065,683	BOA	5,345,545	10/16/14	190,569
Euro	2,649,729	CSFB	3,483,854	10/16/14	129,197
Euro	2,050,000	JPM	2,695,333	10/16/14	99,463
Euro	651,000	BCLY	857,785	6/15/15	26,670
Euro	761,000	BCLY	1,002,726	6/15/15	10,471
Euro	499,000	BNP	657,504	6/15/15	19,235
Euro	1,140,000	BOA	1,502,113	6/15/15	47,865
Euro	832,000	CITI	1,096,279	6/15/15	41,065
Euro	2,031,000	JPM	2,676,132	6/15/15	27,156
Euro	700,000	BOA	923,098	8/7/15	13,059
Euro	100,000	DUB	131,871	8/7/15	1,922
Euro	1,220,000	BOA	1,623,340	6/13/16	48,768
Euro	1,140,000	BOA	1,516,892	6/13/16	39,402
Euro	378,000	BOA	502,970	6/13/16	13,435
Euro	984,000	DUB	1,309,317	6/13/16	37,976
Euro	700,000	BCLY	931,816	6/27/16	30,719
Euro	633,000	BOA	842,629	6/27/16	28,901
Japanese Yen	10,200,000	GSC	98,072	9/3/14	1,623
Japanese Yen	217,000,000	UBS	2,086,438	9/3/14	21,709
Japanese Yen	172,295,722	GSC	1,656,979	10/2/14	(1,857)
Japanese Yen	132,400,000	BCLY	1,273,435	10/16/14	31,268
Japanese Yen	260,360,000	JPM	2,504,166	10/16/14	57,474
Japanese Yen	10,148,120	BOA	97,954	8/7/15	2,046
Japanese Yen	61,181,100	HSBC	590,544	8/7/15	9,456
Mexican Peso	34,943,200	BNP	2,669,676	9/25/14	(2,182)
Mexican Peso	694,979	GSC	52,928	11/13/14	(281)
Mexican Peso	7,445,608	GSC	567,037	11/13/14	(4,871)
Mexican Peso	2,179,876	GSC	165,733	12/11/14	(197)
Mexican Peso	7,769,226	BOA	590,414	12/18/14	586
Mexican Peso	18,598,952	DUB	1,413,408	12/18/14	1,069
Mexican Peso	9,925,012	DUB	754,241	12/18/14	2,239
Mexican Peso	20,418,645	DUB	1,551,693	12/18/14	4,606
Mexican Peso	3,111,810	GSC	236,478	12/18/14	(1,671)
Mexican Peso	11,819,055	BNP	897,828	12/24/14	(780)
Mexican Peso	38,417,337	BNP	2,915,517	1/8/15	5,287
Mexican Peso	5,033,888	BNP	381,679	1/22/15	(1,404)
Mexican Peso	789,647	BNP	59,872	1/22/15	(295)
Mexican Peso	691,168	GSC	52,405	1/22/15	(72)
Mexican Peso	5,916,907	BNP	448,225	2/5/15	(365)
Mexican Peso	12,030,283	DUB	911,335	2/5/15	(812)

					1,893,570

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$1,455,377

Notes to Financial Statements

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	5,997,204	SOG	$5,601,686	9/3/14	$28,343
Brazilian Real	1,776,502	BCLY	793,312	9/3/14	89
Brazilian Real	112,950	BOA	50,439	9/3/14	483
Brazilian Real	112,950	DUB	50,439	9/3/14	6
Brazilian Real	102,598	JPM	45,816	9/3/14	804
Brazilian Real	270,193	UBS	120,657	9/3/14	1,498
Brazilian Real	597,731	UBS	266,921	9/3/14	1,074
Brazilian Real	423,000	UBS	188,894	9/3/14	769
Brazilian Real	382,980	UBS	171,023	9/3/14	2,049
Brazilian Real	220,609	JPM	97,687	10/2/14	517
British Pound	140,000	BCLY	232,162	9/3/14	(5,643)
British Pound	10,025,000	BOA	16,624,463	9/3/14	(646)
British Pound	223,000	DUB	369,801	9/3/14	(39)
Canadian Dollar	452,000	BOA	416,121	9/18/14	3,562
Chilean Peso	52,486,100	BNP	88,448	11/6/14	(1,866)
Chilean Peso	16,383,150	UBS	27,608	11/6/14	(515)
Chinese Onshore Renminbi	14,100,000	JPM	2,249,560	9/8/15	(46,857)
Colombian Peso	453,116,500	BCLY	235,067	10/16/14	(2,789)
Colombian Peso	82,914,750	BCLY	43,014	10/16/14	14
Colombian Peso	30,308,800	BNP	15,724	10/16/14	(276)
Colombian Peso	32,317,000	BNP	16,765	10/16/14	(235)
Colombian Peso	71,772,720	BNP	37,234	10/16/14	(766)
Colombian Peso	109,839,000	BNP	56,982	10/16/14	(18)
Colombian Peso	39,616,500	BOA	20,552	10/16/14	(448)
Colombian Peso	9,489,500	BOA	4,923	10/16/14	(77)
Colombian Peso	68,238,000	BOA	35,400	10/16/14	(600)
Colombian Peso	142,080,000	DUB	73,708	10/16/14	(1,292)
Colombian Peso	76,459,670	DUB	39,666	10/16/14	(1,334)
Colombian Peso	405,987,000	DUB	210,617	10/16/14	(1,165)
Colombian Peso	104,445,000	DUB	54,184	10/16/14	(816)
Colombian Peso	131,307,000	DUB	68,119	10/16/14	(881)
Euro	16,412,000	BCLY	21,572,767	9/3/14	(208,017)
Euro	1,336,000	BNP	1,756,106	9/3/14	(26,690)
Euro	859,000	BNP	1,129,113	9/3/14	(19,699)
Euro	43,184,046	CITI	56,763,305	9/3/14	(162,294)
Euro	1,036,000	DUB	1,361,771	9/3/14	(5,277)
Euro	1,834,000	DUB	2,410,703	9/3/14	(21,337)
Euro	45,700,954	GSC	60,071,656	9/3/14	(244,463)
Euro	1,145,000	GSC	1,505,046	9/3/14	(29,168)
Euro	2,158,000	HSBC	2,836,584	9/3/14	(42,985)
Euro	1,817,000	JPM	2,388,357	9/3/14	(25,973)
Euro	868,000	JPM	1,140,944	9/3/14	(20,358)
Euro	2,649,000	JPM	3,481,980	9/3/14	(53,754)
Euro	411,000	BCLY	540,326	10/2/14	(1,645)
Hungarian Forint	81,137,871	JPM	338,017	10/30/14	(14,848)
Indian Rupee	1,224,800	BCLY	20,025	10/15/14	25

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Indian Rupee	4,905,600	BOA	$80,207	10/15/14	$207
Indian Rupee	11,042,430	UBS	180,544	10/15/14	(866)
Indonesian Rupiah	889,077,025	HSBC	75,891	9/16/14	64
Indonesian Rupiah	137,909,596	UBS	11,772	9/16/14	78
Indonesian Rupiah	122,066,667	BCLY	10,366	10/15/14	81
Israeli New Shekel	213,000	DUB	59,620	9/8/14	(1,994)
Japanese Yen	538,200,000	BNP	5,174,751	9/3/14	(110,082)
Japanese Yen	31,800,000	DUB	305,754	9/3/14	(989)
Japanese Yen	2,291,793,000	GSC	22,035,412	9/3/14	24,338
Japanese Yen	256,700,000	JPM	2,468,151	9/3/14	(42,193)
Japanese Yen	83,200,000	JPM	799,961	9/3/14	(3,408)
Korean Won	87,653,400	DUB	86,256	10/15/14	34
Malaysian Ringgit	165,620	BCLY	52,370	10/15/14	370
Malaysian Ringgit	1,096,300	DUB	346,654	10/15/14	(222)
Malaysian Ringgit	54,800	DUB	17,328	10/15/14	82
Malaysian Ringgit	1,744,098	UBS	551,490	10/15/14	4,922
Mexican Peso	1,917,586	BNP	146,240	10/22/14	460
Mexican Peso	11,847,839	BNP	900,364	12/18/14	(1,813)
Mexican Peso	3,149,520	BNP	239,344	12/18/14	(656)
Mexican Peso	7,540,314	BNP	573,018	12/18/14	9,256
New Zealand Dollar	1,766,000	BOA	1,477,171	9/3/14	(27,488)
Nigerian Naira	230,300	JPM	1,419	9/5/14	0
Peruvian Sol	83,579	DUB	29,298	9/25/14	(298)
Philippine Peso	3,722,510	BCLY	85,146	10/15/14	(854)
Philippine Peso	1,114,950	DUB	25,503	10/15/14	15
Polish Zloty	2,587,068	BCLY	804,237	10/30/14	(33,612)
Polish Zloty	96,467	DUB	29,988	10/30/14	(12)
Romanian New Leu	100,569	DUB	29,993	10/15/14	(7)
South African Rand	284,393	BCLY	26,507	10/15/14	507
South African Rand	1,160,000	HSBC	108,120	10/15/14	844
South African Rand	271,000	HSBC	25,259	10/15/14	355
South African Rand	811,114	HSBC	75,602	10/15/14	602
South African Rand	284,848	HSBC	26,550	10/15/14	550
South African Rand	75,558	JPM	7,043	10/15/14	43
South African Rand	305,200	JPM	28,447	10/15/14	447
South African Rand	1,299,600	JPM	121,132	10/15/14	1,132
Swiss Franc	70,000	BNP	76,334	11/13/14	(662)
Swiss Franc	430,000	GSC	468,909	11/13/14	(6,035)
Thai Baht	1,279,600	DUB	39,993	10/15/14	(7)
Thai Baht.	639,200	HSBC	19,978	10/15/14	(22)
Thai Baht	319,300	HSBC	9,979	10/15/14	(21)
Thai Baht	1,078,700	JPM	33,714	10/15/14	89
Thai Baht	28,330,885	UBS	885,462	10/15/14	7,203
Thai Baht	1,596,000	UBS	49,882	10/15/14	(118)
Thai Baht	638,800	UBS	19,965	10/15/14	(35)
Turkish Lira	306,000	BNP	140,276	10/15/14	(273)
Turkish Lira	2,027,810	JPM	929,586	10/15/14	(4,200)
Turkish Lira	2,027,810	JPM	929,586	10/15/14	(1,157)

					(1,088,883)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Australian Dollar	70,204	BNP	$65,574	9/3/14	$(574)
Australian Dollar	1,895,000	GSC	1,770,024	9/3/14	(5,436)
Australian Dollar	901,000	HSBC	841,578	9/3/14	(2,105)
Australian Dollar	926,000	HSBC	864,929	9/3/14	(3,315)
Australian Dollar	2,205,000	JPM	2,059,579	9/3/14	(16,861)
Australian Dollar	5,997,204	SOG	5,590,375	10/2/14	(28,293)
Brazilian Real	430,987	BCLY	192,461	9/3/14	(2,461)
Brazilian Real	66,000	BCLY	29,473	9/3/14	(983)
Brazilian Real	520,515	BCLY	232,440	9/3/14	(1,521)
Brazilian Real	759,000	BCLY	338,937	9/3/14	(7,424)
Brazilian Real	112,950	BOA	50,439	9/3/14	(6)
Brazilian Real	112,950	DUB	50,439	9/3/14	(439)
Brazilian Real	102,598	JPM	45,816	9/3/14	(5)
Brazilian Real	1,673,904	UBS	747,495	9/3/14	(83)
Brazilian Real	67,725	BCLY	29,989	10/2/14	11
Brazilian Real	112,950	BOA	50,014	10/2/14	(463)
Brazilian Real	270,193	UBS	119,642	10/2/14	(1,450)
Brazilian Real	382,980	UBS	169,585	10/2/14	(1,975)
Brazilian Real	342,280	BOA	147,726	1/5/15	274
Brazilian Real	92,706	JPM	40,011	1/5/15	(1,065)
Brazilian Real	235,750	JPM	101,748	1/5/15	(1,748)
Brazilian Real	180,683	JPM	77,982	1/5/15	(836)
Brazilian Real	1,113,209	UBS	480,455	1/5/15	(12,031)
Brazilian Real	26,625	BCLY	11,234	4/2/15	(233)
Brazilian Real	577,136	JPM	243,520	4/2/15	(5,477)
Brazilian Real	217,174	DUB	90,831	5/5/15	(6,834)
British Pound	1,326,000	BCLY	2,198,907	9/3/14	35,577
British Pound	764,000	BCLY	1,266,942	9/3/14	18,422
British Pound	331,000	BOA	548,898	9/3/14	6,383
British Pound	1,020,000	CITI	1,691,467	9/3/14	38,577
British Pound	1,270,000	DUB	2,106,041	9/3/14	37,424
British Pound	297,000	DUB	492,515	9/3/14	11,166
British Pound	592,000	HSBC	981,714	9/3/14	20,403
British Pound	1,714,000	HSBC	2,842,328	9/3/14	59,176
British Pound	407,000	HSBC	674,928	9/3/14	9,600
British Pound	856,000	HSBC	1,419,505	9/3/14	3,274
British Pound	1,811,000	JPM	3,003,182	9/3/14	71,379
British Pound	1,289,000	BNP	2,137,068	10/2/14	1,025
British Pound	10,025,000	BOA	16,620,714	10/2/14	736
Canadian Dollar	881,053	CITI	811,395	9/2/14	605
Canadian Dollar	6,024,000	CITI	5,545,833	9/18/14	(13,055)
Canadian Dollar	1,351,000	HSBC	1,243,762	9/18/14	1,539
Canadian Dollar	740,000	HSBC	681,261	9/18/14	(2,022)
Canadian Dollar	575,000	HSBC	529,358	9/18/14	(3,076)
Canadian Dollar	767,000	JPM	706,117	9/18/14	(2,832)
Canadian Dollar	1,511,672	BCLY	1,391,232	10/2/14	(486)
Chilean Peso	31,514,400	BNP	53,107	11/6/14	893
Chilean Peso	4,666,800	BOA	7,864	11/6/14	136

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Chinese Onshore Renminbi	14,100,000	JPM	$2,249,560	9/8/15	$(117,557)
Colombian Peso	96,619,500	BCLY	50,124	10/16/14	876
Colombian Peso	300,285,753	DUB	155,782	10/16/14	(2,489)
Colombian Peso	280,920,381	DUB	145,736	10/16/14	(818)
Colombian Peso	226,558,250	DUB	117,534	10/16/14	2,202
Euro	1,805,000	BCLY	2,372,584	9/3/14	43,711
Euro	1,291,000	BCLY	1,696,956	9/3/14	30,030
Euro	21,473,000	BNP	28,225,202	9/3/14	499,080
Euro	1,023,000	BNP	1,344,684	9/3/14	29,989
Euro	44,431,000	BOA	58,402,364	9/3/14	1,298,327
Euro	44,314,000	CITI	58,248,574	9/3/14	1,312,766
Euro	107,000	DUB	140,646	9/3/14	2,786
Euro	729,000	DUB	958,235	9/3/14	22,711
Euro	816,000	DUB	1,072,592	9/3/14	20,654
Euro	674,000	GSC	885,940	9/3/14	19,822
Euro	424,000	GSC	557,327	9/3/14	10,926
Euro	1,912,000	JPM	2,513,230	9/3/14	53,527
Euro	752,000	BNP	988,625	10/2/14	3,274
Euro	43,184,000	CITI	56,772,348	10/2/14	162,301
Euro	45,701,000	GSC	60,081,351	10/2/14	243,603
Euro	1,424,000	GSC	1,872,078	10/2/14	7,949
Euro	2,346,000	HSBC	3,084,196	10/2/14	8,737
Euro	39,000	BNP	51,291	11/20/14	940
Euro	9,000	BOA	11,837	11/20/14	223
Hungarian Forint	4,799,896	DUB	19,996	10/30/14	4
Indonesian Rupiah	260,268,202	DUB	22,216	9/16/14	(427)
Indonesian Rupiah	308,594,635	DUB	26,207	10/15/14	(121)
Indonesian Rupiah	23,580,000	DUB	2,003	10/15/14	(3)
Indonesian Rupiah	212,310,000	UBS	18,030	10/15/14	(30)
Israeli New Shekel	213,000	BCLY	59,621	9/5/14	2,542
Israeli New Shekel	212,251	JPM	59,411	9/8/14	2,589
Japanese Yen	214,500,000	BNP	2,062,401	9/3/14	31,835
Japanese Yen	451,100,000	GSC	4,337,291	9/3/14	25
Japanese Yen	2,504,293,000	UBS	24,078,583	9/3/14	250,531
Japanese Yen	31,800,000	UBS	305,755	9/3/14	3,181
Japanese Yen	193,600,000	BNP	1,861,864	10/2/14	2,069
Japanese Yen	31,800,000	DUB	305,822	10/2/14	1,005
Japanese Yen	2,291,793,000	GSC	22,040,320	10/2/14	(24,700)
Malaysian Ringgit	105,963	DUB	33,506	10/15/14	(506)
Malaysian Ringgit	63,260	UBS	20,003	10/15/14	(3)
Malaysian Ringgit	99,219	UBS	31,373	10/15/14	(435)
Mexican Peso	1,501,813	JPM	114,754	9/23/14	783
Mexican Peso	198,738	BNP	15,149	10/30/14	(163)
Mexican Peso	536,586	BCLY	40,777	12/18/14	223
Mexican Peso	933,479	BNP	70,938	12/18/14	(535)
Mexican Peso	405,341	DUB	30,803	12/18/14	197
Mexican Peso	263,420	DUB	20,018	12/18/14	(18)
Mexican Peso	144,056	DUB	10,947	12/18/14	53
Mexican Peso	706,249	HSBC	53,671	12/18/14	329

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Mexican Peso	778,000	UBS	$59,123	12/18/14	$(36)
New Zealand Dollar	2,183,000	DUB	1,825,970	9/3/14	19,763
Nigerian Naira	332,400	HSBC	2,047	9/5/14	(47)
Nigerian Naira	230,300	JPM	1,411	10/2/14	(2)
Norwegian Krone	12,779,000	CITI	2,059,746	11/13/14	(21,660)
Peruvian Sol	50,544	BCLY	17,718	9/25/14	282
Polish Zloty	31,523	BCLY	9,800	10/30/14	200
Polish Zloty	15,504	BCLY	4,820	10/30/14	180
Polish Zloty	15,504	DUB	4,820	10/30/14	180
Polish Zloty	25,210	JPM	7,837	10/30/14	163
Romanian New Leu	76,000	BCLY	22,646	10/30/14	146
Romanian New Leu	172,251	DUB	51,326	10/30/14	638
Russian Ruble	1,894,395	BCLY	50,738	10/2/14	262
Russian Ruble	1,825,495	HSBC	48,893	10/2/14	107
Russian Ruble	1,166,640	BCLY	31,137	10/15/14	863
Russian Ruble	581,880	BCLY	15,530	10/15/14	470
Russian Ruble	1,166,560	HSBC	31,134	10/15/14	866
South African Rand	225,656	BCLY	21,033	10/15/14	(33)
South African Rand	426,999	BCLY	39,799	10/15/14	(799)
South African Rand	2,246,000	BCLY	209,343	10/15/14	(1,226)
South African Rand	764,000	DUB	71,210	10/15/14	(280)
South African Rand	429,440	DUB	40,027	10/15/14	(27)
South African Rand	194,000	HSBC	18,082	10/15/14	(247)
South African Rand	216,860	HSBC	20,213	10/15/14	(213)
South African Rand	525,922	JPM	49,020	10/15/14	(20)
South African Rand	873,000	JPM	81,369	10/15/14	912
South African Rand	3,714,224	JPM	346,192	10/15/14	(7,726)
South African Rand	2,471,000	JPM	230,314	10/15/14	2,262
South African Rand	1,109,000	JPM	103,367	10/15/14	1,166
South African Rand	279,126	JPM	26,017	10/15/14	(17)
Swiss Franc	290,000	BCLY	316,240	11/13/14	4,585
Swiss Franc	121,000	HSBC	131,948	11/13/14	1,730
Swiss Franc	968,000	JPM	1,055,590	11/13/14	3,604
Swiss Franc	2,237,000	UBS	2,439,415	11/13/14	36,717
Thai Baht	1,044,354	BCLY	32,640	10/15/14	98
Thai Baht	2,247,700	HSBC	70,250	10/15/14	(250)
Thai Baht	960,450	UBS	30,018	10/15/14	(18)
Turkish Lira	2,027,810	HSBC	929,587	10/15/14	(6,365)
Turkish Lira	54,474	HSBC	24,972	10/15/14	28

					4,151,762

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$3,062,879

Notes to Financial Statements

(continued)

At August 31, 2014, Core Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL-CDI-Compounded	8.075%	01/02/2015	HSBC	BRL 2,700,000	$(24,928)	$5,192	$(30,120)
Pay	BRL-CDI-Compounded	8.440%	01/02/2015	BOA	BRL 3,500,000	(18,106)	21,391	(39,497)
Pay	BRL-CDI-Compounded	8.560%	01/02/2015	UBS	BRL 1,300,000	(9,820)	53	(9,873)
Pay	BRL-CDI-Compounded	9.930%	01/02/2015	UBS	BRL 5,000,000	53,173	120	53,053
Pay	28-Day MXN TIIE Banxico	5.700%	01/18/2019	BOA	MXN 3,000,000	8,317	(807)	9,124
Pay	28-Day MXN TIIE Banxico	5.700%	01/18/2019	DUB	MXN 1,000,000	2,772	(417)	3,189
Pay	28-Day MXN TIIE Banxico	5.700%	01/18/2019	GSC	MXN 1,000,000	2,772	(291)	3,063
Pay	28-Day MXN TIIE Banxico	5.700%	01/18/2019	JPM	MXN 1,000,000	2,772	(341)	3,113
Pay	28-Day MXN TIIE Banxico	6.810%	06/19/2034	DUB	MXN 2,000,000	2,478	(1,788)	4,266
Receive	3-Month USD-LIBOR	2.417%	11/15/2027	BCLY	USD 595,000	7,162	—	7,162
Receive	3-Month USD-LIBOR	2.750%	02/17/2042	BCLY	USD 1,545,000	87,329	—	87,329
Pay	3-Month USD-LIBOR	2.805%	04/09/2026	BCLY	USD 2,970,000	(53,733)	—	(53,733)
Receive	3-Month USD-LIBOR	3.125%	04/09/2046	BCLY	USD 1,340,000	40,908	—	40,908
Pay	3-Month USD-LIBOR	3.145%	03/15/2026	BCLY	USD 2,620,000	33,760	—	33,760
Receive	3-Month USD-LIBOR	3.490%	03/15/2046	BCLY	USD 1,170,000	(47,375)	—	(47,375)

						$87,481	$23,112	$64,369

At August 31, 2014, Core Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	6.810%	06/19/2034	BCLY	MXN 29,000,000	$31,414
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	BCLY	USD 45,500,000	63,359
Receive	3-Month USD-LIBOR	3.000%	06/19/2043	BCLY	USD 7,400,000	(345,942)
Receive	3-Month USD-LIBOR	3.676%	11/15/2043	CITI	USD 910,000	(120,024)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024	BCLY	USD 200,000	2,664

						$(368,529)

At August 31, 2014, Core Fixed Income Investments held the following OTC credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (2)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/14 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International, BBB-	1.000%	09/20/2016	JPM	0.589%	USD 5,800,000	$61,037	$(81,072)	$142,109
Italy Government International, BBB	1.000%	09/20/2016	BNP	0.497%	USD 300,000	3,722	3,210	512
Italy Government International, BBB	1.000%	06/20/2019	DUB	0.952%	USD 100,000	423	(727)	1,150
Italy Government International, BBB	1.000%	06/20/2019	BCLY	0.952%	USD 100,000	423	(632)	1,055
Metlife Inc., A-	1.000%	06/20/2017	DUB	0.301%	USD 900,000	19,480	19,332	148
Mexican Government International Bond, BBB+	1.000%	09/20/2016	JPM	0.289%	USD 5,800,000	97,214	23,195	74,019
Mexican Government International Bond, BBB+	1.000%	09/20/2019	HSBC	0.702%	USD 300,000	4,970	2,197	2,773
Mexican Government International Bond, BBB+	1.000%	09/20/2019	BOA	0.702%	USD 700,000	11,596	4,954	6,642
Russian Foreign Bond-Eurobon, BBB-	1.000%	09/20/2019	BCLY	2.559%	USD 800,000	(55,948)	(47,017)	(8,931)

						$142,917	$(76,560)	$219,477

Notes to Financial Statements

(continued)

At August 31, 2014, International Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month Australian Bank Bill	3.750%	03/15/2018	DUB	AUD 1,900,000	$54,754	$(831)	$55,585
Pay	BRL-CDI-Compounded	11.320%	01/04/2016	BCLY	BRL 900,000	4,124	4,411	(287)
Pay	BRL-CDI-Compounded	11.320%	01/04/2016	BNP	BRL 1,000,000	4,583	3,738	845
Pay	BRL-CDI-Compounded	11.320%	01/04/2016	HSBC	BRL 600,000	2,749	2,604	145
Receive	BRL-CDI-Compounded	11.510%	01/04/2021	BNP	BRL 200,000	(1,470)	—	(1,470)
Receive	BRL-CDI-Compounded	12.250%	01/02/2017	UBS	BRL 300,000	(3,608)	(404)	(3,204)
Pay	Colombia IBR Overnight Interbank Reference Rate	5.310%	08/29/2019	BOA	COP 200,000,000	350	—	350
Pay	Colombia IBR Overnight Interbank Reference Rate	6.200%	03/21/2024	HSBC	COP 120,000,000	980	—	980
Pay	28-Day MXN TIIE Banxico	6.000%	09/02/2022	HSBC	MXN 7,400,000	9,833	(344)	10,177
Pay	28-Day MXN TIIE Banxico	7.380%	02/09/2029	JPM	MXN 500,000	3,594	(11)	3,605
Pay	6-Month Thailand Fixing Rate	3.410%	01/15/2021	DUB	THB 4,200,000	3,364	—	3,364
Pay	6-Month Thailand Fixing Rate	3.410%	01/21/2021	DUB	THB 750,000	592	—	592
Pay	3-Month ZAR-SAJIBOR	8.000%	12/18/2023	BCLY	ZAR 3,400,000	5,454	(113)	5,567

						$85,299	$9,050	$76,249

At August 31, 2014, International Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EURIBOR	2.000%	09/17/2024	BCLY	EUR 3,200,000	$(192,151)
Receive	6-Month EURIBOR	2.000%	09/17/2024	CITI	EUR 2,400,000	(157,884)
Receive	6-Month EURIBOR	2.750%	09/17/2044	BCLY	EUR 600,000	(130,844)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	BCLY	GBP 16,800,000	(119,255)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	UBS	GBP 6,200,000	(47,575)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	BCLY	JPY 3,380,000,000	1,506,743
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	BCLY	USD 1,600,000	643
Receive	3-Month USD-LIBOR	1.000%	09/17/2016	BCLY	USD 9,800,000	(4,114)
Receive	3-Month USD-LIBOR	1.200%	07/15/2015	UBS	USD 1,100,000	(10,031)
Receive	3-Month USD-LIBOR	1.250%	03/18/2017	BCLY	USD 10,800,000	(25,788)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	BCLY	USD 24,800,000	43,942
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	BCLY	USD 1,600,000	35,536
Receive	3-Month USD-LIBOR	2.500%	06/18/2021	CITI	USD 7,600,000	(180,069)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	CSFB	USD 100,000	(12,952)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	CITI	USD 700,000	(100,739)

						$605,462

At August 31, 2014, International Fixed Income Investments held the following OTC credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/14 (3)	Notional Amount (4)	Market Value	Upfront Premiums Received	Unrealized Appreciation/ (Depreciation)
American General Finance Corp., B-	(1.820%	)	12/20/2017	RBS	1.935%	USD 1,000,000	$(45)	$—	$(45)
First Energy, BBB-	(0.940%	)	06/20/2017	RBS	0.426%	USD 1,000,000	(16,304)	—	(16,304)
Macy’s Retail Holdings Inc., BBB+,	(5.000%	)	09/20/2014	BNP	0.065%	USD 650,000	(8,550)	(67,378)	58,828
Marsh & McLennan Cos., Inc., A-,	(0.670%	)	09/20/2014	DUB	0.032%	USD 1,000,000	(1,748)	—	(1,748)

Notes to Financial Statements

(continued)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/14 (3)	Notional Amount (4)	Market Value	Upfront Premiums Received	Unrealized Appreciation/ (Depreciation)
Starwood Hotels & Resorts World, BBB,	(1.490%	)	06/20/2018	BOA	0.395%	USD 1,000,000	$(44,166)	$—	$(44,166)
Tate & Lyle International Finance PLC, BBB,	(0.510%	)	12/20/2014	DUB	0.074%	USD 100,000	(240)	—	(240)
UST Inc., BBB+	(0.720%	)	03/20/2018	GSC	0.125%	USD 500,000	(11,241)	—	(11,241)

							$(82,294)	$(67,378)	$(14,916)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (2)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/14 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Brazilian Government International Bond, BBB-,	1.000%	03/20/2015	HSBC	0.351%	USD 100,000	$568	$457	$111
Colombia Government International, BBB,	1.000%	03/20/2016	DUB	0.298%	USD 100,000	1,306	601	705
Colombia Government International, BBB,	1.000%	06/20/2019	BCLY	0.755%	USD 100,000	1,343	439	904
Italy Government International, BBB,	1.000%	03/20/2018	BNP	0.770%	USD 5,700,000	57,340	(358,205)	415,545
Italy Government International, BBB,	1.000%	09/20/2019	DUB	0.980%	USD 300,000	902	580	322
Italy Government International, BBB,	1.000%	09/20/2019	BNP	0.980%	USD 300,000	902	581	321
Italy Government International, BBB,	1.000%	09/20/2019	BCLY	0.980%	USD 300,000	901	580	321
Italy Government International, BBB,	1.000%	09/20/2019	HSBC	0.980%	USD 100,000	301	218	83
Japan Government 20-Year Bond, AA-,	1.000%	03/20/2016	GSC	0.113%	USD 3,100,000	49,514	(31,831)	81,345
Japan Government 20-Year Bond, AA-,	1.000%	03/20/2016	RBS	0.113%	USD 5,000,000	79,861	10,601	69,260
South Africa Government International, BBB-,	1.000%	06/20/2015	BOA	0.361%	USD 400,000	2,901	2,329	572
South Africa Government International, BBB-,	1.000%	09/20/2015	BOA	0.411%	USD 100,000	833	590	243
U.S. Treasury Notes, AA+,	0.250%	06/20/2016	BNP	0.144%	EUR 700,000	2,254	(7,057)	9,311

						$198,926	$(380,117)	$579,043

At August 31, 2014, International Fixed Income Investments held the following OTC cross currency swap contracts:

OTC Cross-Currency Swaps

Counterparty Receive	Counterparty Pay	Counterparty	Maturity Date (5)	Notional Amount of Currency Received (6)	Notional Amount of Currency Delivered (6)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Floating rate equal to 3-Month USD- LIBOR based on the notional amount of currency received	Floating rate equal to EURIBOR based on the notional amount of currency delivered	BOA	12/17/19	EUR 2,400	$3,162	$(7,340)	$240	$(7,580)
Floating rate equal to 3-Month USD- LIBOR based on the notional amount of currency received	Floating rate equal to EURIBOR based on the notional amount of currency delivered	GSC	12/17/19	EUR 3,900	$5,139	(12,708)	(4,169)	(8,539)

Notes to Financial Statements

(continued)

Counterparty Receive	Counterparty Pay	Counterparty	Maturity Date (5)	Notional Amount of Currency Received (6)	Notional Amount of Currency Delivered (6)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Floating rate equal to 3-Month USD- LIBOR based on the notional amount of currency received	Floating rate equal to EURIBOR based on the notional amount of currency delivered	BNP	12/17/19	EUR 4,500	$5,934	$(19,013)	$(19,013)	$—

						$(39,061)	$(22,942)	$(16,119)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap contract, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contract, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

Currency Abbreviations used in this schedule:
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
THB	Thai Baht
ZAR	South African Rand

Counterparty Abbreviations used in this schedule:
BCLY	Barclays Bank PLC
BNP	BNP Paribas SA
BOA	Bank of America
CITI	Citigroup Global Markets Inc.
CSFB	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase & Co.
MSC	Morgan Stanley & Co., Inc.
RBS	Royal Bank of Scotland PLC
SOG	Societe Generale SA
UBS	UBS Securities LLC

Notes to Financial Statements

(continued)

At August 31, 2014, Core Fixed Income Investments and International Fixed Income Investments deposited cash collateral with brokers in the amount of $61,645 and $283,906, respectively, for open centrally cleared interest rate swap contracts. These amounts are disclosed within “Deposits with counterparty” within the Statements of Assets and Liabilities for the respective Funds.

4. Shares of Beneficial Interest

At August 31, 2014, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2014, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2014	Year Ended August 31, 2013
Large Capitalization Growth Investments
Shares sold	12,366,557	7,817,522
Shares issued on reinvestment	6,165,022	340,287
Shares repurchased	(19,735,817)	(22,273,346)

Net Decrease	(1,204,238)	(14,115,537)

Large Capitalization Value Equity Investments
Shares sold	24,022,081	7,239,697
Shares issued on reinvestment	1,691,655	2,503,265
Shares repurchased	(15,551,093)	(26,679,654)

Net Increase (Decrease)	10,162,643	(16,936,692)

Small Capitalization Growth Investments
Shares sold	771,083	2,648,785
Shares issued on reinvestment	353,254	—
Shares repurchased	(3,073,273)	(2,801,061)

Net Decrease	(1,948,936)	(152,276)

Small Capitalization Value Equity Investments
Shares sold	3,589,353	2,153,631
Shares issued on reinvestment	1,929,295	1,461,654
Shares repurchased	(2,077,176)	(3,493,405)

Net Increase	3,441,472	121,880

International Equity Investments
Shares sold	32,103,189	34,257,114
Shares issued on reinvestment	1,034,174	704,164
Shares repurchased	(8,350,211)	(10,538,080)

Net Increase	24,787,152	24,423,198

Emerging Markets Equity Investments
Shares sold	4,170,124	2,636,648
Shares issued on reinvestment	3,256,283	851,922
Shares repurchased	(11,227,992)	(21,256,178)

Net Decrease	(3,801,585)	(17,767,608)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2014	Year Ended August 31, 2013
Core Fixed Income Investments
Shares sold	12,310,395	20,001,580
Shares issued on reinvestment	2,856,005	7,622,446
Shares repurchased	(35,172,048)	(28,098,176)

Net Decrease	(20,005,648)	(474,150)

High Yield Investments
Shares sold	35,494,848	3,801,205
Shares issued on reinvestment	2,684,815	2,938,436
Shares repurchased	(5,764,894)	(44,232,029)

Net Increase (Decrease)	32,414,769	(37,492,388)

International Fixed Income Investments
Shares sold	5,244,975	5,390,247
Shares issued on reinvestment	2,272,211	2,978,377
Shares repurchased	(13,828,448)	(19,172,473)

Net Decrease	(6,311,262)	(10,803,849)

Municipal Bond Investments
Shares sold	1,965,811	1,883,009
Shares issued on reinvestment	264,973	254,965
Shares repurchased	(3,019,390)	(2,389,727)

Net Decrease	(788,606)	(251,753)

Money Market Investments
Shares sold	178,917,685	395,768,819
Shares issued on reinvestment	2,839	6,078
Shares repurchased	(310,888,303)	(166,920,974)

Net Increase (Decrease)	(131,967,779)	228,853,923

5. Dividends and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2014, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Ordinary Income	$18,292,797	$20,452,719	$—	$5,180,816
Net Long-term Capital Gains	106,183,313	—	9,799,673	22,893,312

Total Distributions Paid	$124,476,110	$20,452,719	$9,799,673	$28,074,128

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Ordinary Income	$12,213,953	$7,358,901	$23,795,682	$11,814,472
Net Long-term Capital Gains	—	35,690,720	—	—

Total Distributions Paid	$12,213,953	$43,049,621	$23,795,682	$11,814,472

Notes to Financial Statements

(continued)

	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt	$—	$2,330,869	$—
Ordinary Income	17,201,477	3,140	2,854
Net Long-term Capital Gains	—	197,163	—

Total Distributions Paid	$17,201,477	$2,531,172	$2,854

The tax character of distributions paid during the fiscal year ended August 31, 2013, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Ordinary Income	$5,601,128	$23,555,726	$—	$3,413,990
Net Long-term Capital Gains	—	—	—	14,520,433

Total Distributions Paid	$5,601,128	$23,555,726	$—	$17,934,423

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Ordinary Income	$7,126,143	$12,983,437	$51,413,363	$12,727,727
Net Long-term Capital Gains	—	—	14,000,563	—

Total Distributions Paid	$7,126,143	$12,983,437	$65,413,926	$12,727,727

		International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt		$—	$2,480,043	$—
Ordinary Income		24,541,825	2,866	6,099
Net Long-term Capital Gains		—	—	—

Total Distributions Paid		$24,541,825	$2,482,909	$6,099

As of August 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments
Undistributed ordinary income - net	$34,452,858		$15,619,058		$15,724,774		$3,908,353
Undistributed long-term capital gains - net	137,030,847		—		44,874,050		20,054,286

Total Undistributed earnings	171,483,705		15,619,058		60,598,824		23,962,639
Capital Loss Carryforward	—		(276,781,593)		—		—
Current Year Late Year Loss Deferral	—		—		—		—
Other book/tax temporary differences	(13,836,774	)(c)	(9,106,864	)(d)	(529,819	)(e)	(1,196,448	)(e)
Unrealized appreciation (depreciation)	588,258,577		388,221,181		65,257,201		78,680,730

Total accumulated earnings/(losses) - net	$745,905,508		$117,951,782		$125,326,206		$101,446,921

Notes to Financial Statements

(continued)

	International Equity Investments		Emerging Markets Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$19,199,324		$5,041,603		$3,965,722		$1,134,178
Undistributed long-term capital gains - net	—		—		5,688,406		—

Total Undistributed earnings	19,199,324		5,041,603		9,654,128		1,134,178
Capital Loss Carryforward	(240,498,962)		—		—		(12,369,440)
Current Year Late Year Loss Deferral	—		(4,157,103)		—		—
Other book/tax temporary differences	(6,351,964	)(b)	(9,280,638	)(b)	(5,566,918	)(f)	(1,336,024	)(a)
Unrealized appreciation (depreciation)	83,714,236		67,863,069		23,072,306		6,026,355

Total accumulated earnings/(losses) - net	$(143,937,366)		$59,466,931		$27,159,516		$(6,544,931)

			International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
Undistributed ordinary income - net			$8,311,422		$—		$590
Undistributed long-term capital gains - net			—		413,472		—
Undistributed Tax Exempt Income - net			—		340,745		—

Total Undistributed earnings			8,311,422		754,217		590
Capital Loss Carryforward			(5,158,213)		—		—
Current Year Late Year Loss Deferral			(1,756,973)		—		—
Other book/tax temporary differences			(7,880,364	)(f)	72	(a)	—
Unrealized appreciation (depreciation)			11,714,055		6,223,002		—

Total accumulated earnings/(losses) - net			$5,229,927		$6,977,291		$590

As of August 31, 2014, there were no significant differences between the book and tax components of net assets for Money Market Investments.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received and real estate investments.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

Notes to Financial Statements

(continued)

As of August 31, 2014, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2014	$—	$—	$—	$—	$—	$—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	—	—	—	—	—	—
8/31/2018	—	276,781,593	—	—	240,498,962	—
8/31/2019	—	—	—	—	—	—
8/31/2020	—	—	—	—	—	—
8/31/2021	—	—	—	—	—	—
Non-expiring:
Short-Term	—	—	—	—	—	—
Long-Term	—	—	—	—	—	—

	$—	$276,781,593	$—	$—	$240,498,962	$—

Year of Expiration		Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
8/31/2014		$—	$—	$—	$—	$—
8/31/2015		—	—	—	—	—
8/31/2016		—	—	—	—	—
8/31/2017		—	6,697,249	—	—	—
8/31/2018		—	5,672,191	4,975,707	—	—
8/31/2019		—	—	—	—	—
8/31/2020		—	—	—	—	—
8/31/2021		—	—	—	—	—
Non-expiring:
Short-Term		—	—	—	—	—
Long-Term		—	—	182,506	—	—

		$—	$12,369,440	$5,158,213	$—	$—

These amounts will be available to offset any future taxable capital gains.

During the year ended August 31, 2014 the Large Capitalization Value Equity Investments, International Equity Investments and High Yield Investments utilized $81,393,931, $73,229,834 and $1,816,911 capital loss carryforwards, respectively.

7. Recent Accounting Pronouncements

In June 2013, FASB issued an update (‘‘ASU 2013-08’’) to ASC Topic 946, Financial Services — Investment Companies (‘‘Topic 946’’). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

8. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2014, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	Money Market Investments
9/29/14-9/30/14	$0.017626	$0.021900	$0.025197	$0.0000008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds, comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (the “Funds”), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2014

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (“Trust” and, each series thereof a “Fund”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley Smith Barney Holdings LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 28-29, 2014, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. In addition to the Management Agreement, the Board approved the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund(s)

Artisan Partners Limited Partnership	♦ Large Cap Value Equity Investments

BlackRock Financial Management, Inc.	♦ Core Fixed Income Investments

Cambiar Investors, LLC	♦ Large Cap Value Equity Investments

Delaware Management Company	♦ Small Cap Value Equity Investments

The Dreyfus Corporation	♦ Money Market Investments

Frontier Capital Management Co., LLC	♦ Large Cap Growth Investments

HGK Asset Management Inc.	♦ Large Cap Value Equity Investments

Lazard Asset Management LLC	♦ Emerging Markets Equity Investments

Marsico Capital Management, LLC	♦ International Equity Investments

McDonnell Investment Management, LLC	♦ Municipal Bond Investments

Metropolitan West Asset Management LLC	♦ Core Fixed Income Investments

NFJ Investment Group LLC	♦ Large Cap Value Equity Investments ♦ Small Cap Value Equity Investments

Pacific Investment Management Company LLC	♦ Core Fixed Income Investments ♦ International Fixed Income Investments

PENN Capital Management Co., Inc.	♦ High Yield Investments

Philadelphia International Advisors LP	♦ International Equity Investments

Rutabaga Capital Management LLC	♦ Small Cap Value Equity Investments

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)

Schroder Investment Management North America Inc.	♦ International Equity Investments

Schroder Investment Management North America Ltd.	♦ International Equity Investments

Vontobel Asset Management, Inc.	♦ Emerging Markets Equity Investments

Wall Street Associates LLC	♦ Small Cap Growth Investments

Wells Capital Management Inc.	♦ Large Cap Growth Investments

Western Asset Management Company	♦ Core Fixed Income Investments ♦ High Yield Investments

Westfield Capital Management Company, LLC	♦ Large Cap Growth Investments ♦ Small Cap Growth Investments

In their consideration of the continuance of the Agreements, the Board considered all factors that it believed to be relevant, including the factors described below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers to the respective Fund.

The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe was for the one-, three-, five- and ten-year periods ended March 31, 2014. The Board noted that each of Large Cap Growth Investments and High Yield Investments performed better than the median performance of the funds in the Performance Universe for each period, each of Small Cap Value Equity Investments, Core Fixed Income Investments, International Fixed Income Investments and Money Market Investments performed below the median performance of the funds in the Performance Universe for the one-year period but better than the median performance of the funds in the Performance Universe for each other period, Small Cap Growth Investments performed better than the median performance of the funds in the Performance Universe for each period except the ten-year period, Municipal Bond Investments performed better than the median performance of the funds in the Performance Universe for the one- and ten-year periods and below the median performance of the funds in the Performance Universe for the three- and five-year periods, Large Cap Value Equity Investments performed better than the median performance of the funds in the Performance Universe for the five-year period but below the median performance of the funds in the Performance Universe for each other period, and each of International Equity Investments and Emerging Markets Equity Investments performed below the median performance of the funds in the Performance Universe for each period. The Independent Trustees and representatives of the Manager then discussed the reasons for certain Fund’s underperformance versus the relevant Performance Universe during certain periods under review and actions taken or proposed, as applicable, to improve performance going forward. During the discussion, the Trustees and representatives of the Manager considered the Funds’ performance in light of overall financial market conditions and the nature of the investment objectives and strategies of certain Funds, prospectus disclosure regarding the risks involved with such strategies and investor expectations.

Based on its review, as to each Fund, the Board was generally satisfied with the overall performance of the Fund and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the Independent Trustees’ Performance Committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by the Fund and its shareholders. The Board also reviewed with management the scope of services provided to the Fund by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Lipper as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Lipper (the “Expense Universe”). This information showed that each Fund’s Contractual Management Fee, except for that of High Yield Investments, was lower than the median Contractual Management Fee for the funds in the applicable Expense Group, and that each Fund’s Actual Management Fee, except for that of Fixed Income Investments and High Yield Investments, was lower than the average Actual Management Fee for the funds in the Expense Universe. The Independent Trustees noted that the Actual Management Fee for each of Fixed Income Investments and High Yield Investments were at the median Actual Management Fee for the funds in the

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

applicable Expense Group. This information also showed that each Fund’s actual total expense ratio, except for Money Market Investments, was lower than, and Money Market Investments was at, the median of the total expense ratios of the funds in the applicable Expense Group and the average actual total expense ratio for the funds in the applicable Expense Universe.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economics of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s costs of providing day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

******

At an in-person meeting of the Board of Trustees of the Trust held on March 19-20, 2014 (“March Meeting”), the Manager recommended and the Board, including all of the Independent Trustees, approved an Investment Advisory Agreement (“Causeway Advisory Agreement”) between the Manager and Causeway Capital Management (“Causeway”), pursuant to which Causeway provides day-to-day management of an allocated portion of the assets of International Equity Investments (“International Equity Fund”).

In determining whether to approve the Causeway Advisory Agreement, the Board considered the due diligence materials prepared by the Manager and other information, which included: (i) a copy of the Causeway Advisory Agreement; (ii) information regarding the process by which the Manager selected and recommended Causeway for Board approval; (iii) information regarding the nature, extent and quality of the services Causeway would provide to the International Equity Fund; (iv) information regarding Causeway’s investment management business, personnel, and operations; (v) information regarding Causeway’s brokerage and trading policies and practices; (vi) information regarding the sub-investment advisory fee to be paid to Causeway; (vii) information regarding

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Causeway’s compliance program; (viii) information regarding Causeway’s historical performance returns managing investment mandates similar to International Equity Fund’s investment mandate with respect to the portion of the Fund’s assets to be allocated to Causeway, with such performance compared to a relevant index; and (ix) information regarding Causeway’s financial condition. The Independent Trustees also considered whether there were any ancillary benefits that may accrue to Causeway as a result of its relationship with International Equity Fund. The materials and information were provided in advance of and at the March Meeting. Representatives from Causeway also made a presentation to and responded to questions from the Board. The Independent Trustees were assisted in their review by Fund counsel and Independent Counsel and met with Independent Counsel in executive sessions separate from representatives of the Manager and Causeway.

The Independent Trustees concluded that the nature, extent and quality of the sub-investment advisory services expected to be provided by Causeway were adequate and appropriate in light of Causeway’s experience in managing international equity assets, Causeway’s portfolio management and research resources to be applied in managing a portion of International Equity Fund’s assets, and the Manager’s recommendation to engage Causeway, and supported a decision to approve the Causeway Advisory Agreement.

Because Causeway was a newly-appointed sub-adviser for the International Equity Fund, the Independent Trustees could not consider its investment performance in managing a portion of the Fund’s portfolio as a factor in evaluating the Causeway Advisory Agreement during the March Meeting. However, the Independent Trustees did review Causeway’s historical performance record in managing other portfolios that were comparable to the International Equity Fund with respect to its investment mandate. The Independent Trustees also discussed with representatives of Adviser and Causeway the investment strategies to be employed by Causeway in the management of its portion of the Fund’s assets. The Independent Trustees noted Causeway’s reputation and experience with respect to international equity investing, the portfolio manager’s experience in selecting international value stocks, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. The Independent Trustees determined that these factors supported a decision to approve the Causeway Advisory Agreement.

The Board considered the proposed fee payable under the Causeway Advisory Agreement, noting that the proposed fee would be paid by the Manager and, thus, would not impact the fees paid by the International Equity Fund. The Board recognized that, because Causeway’s fee would be paid by the Manager, and not the International Equity Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement between the Trust and the Manager and, therefore, the Board received and considered a profitability analysis of the Manager with respect to the proposed addition of Causeway as an additional sub-adviser for the International Equity Fund. The Independent Trustees concluded that the proposed fee payable to Causeway by the Manager with respect to the assets to be allocated to Causeway was reasonable and appropriate and the Manager’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the International Equity Fund by Causeway.

The Independent Trustees recognized that because the proposed fee payable to Causeway would be paid by the Manager, and not International Equity Fund, and, thus, would not impact the fees paid by International Equity Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement between the Trust and the Manager. Accordingly, considerations of economies of scale with respect to Causeway were not relevant to the Independent Trustees’ determination to approve the Causeway Advisory Agreement. The Independent Trustees also concluded that any benefits that were expected to accrue to Causeway by virtue of its relationship with International Equity Fund were reasonable.

After consideration of the factors discussed above, with no single factor identified as the principal factor, the Independent Trustees approved the Causeway Advisory Agreement. The Causeway Advisory Agreement became effective on May 22, 2014.

******

Due to a change in the ownership structure of Wall Street Associates LLC (“Wall Street”) that occurred on March 5, 2014 (the “Wall Street Transaction”), the original Investment Advisory Agreement (“Initial Wall Street Advisory Agreement”) between the Manager and Wall Street, pursuant to which Wall Street managed an allocated portion of the assets of Small Capitalization Growth Investments (“Small Cap Growth Fund”), was terminated in accordance with its terms and the provisions of the 1940 Act. To enable Wall Street to provide uninterrupted sub-investment advisory services to the Small Cap Growth Fund, at the March Meeting, the Manager recommended and the Board, including all of the Independent Trustees, approved a new Investment Advisory Agreement (“Current Wall Street Advisory Agreement”) between the Manager and Wall Street. The Board noted that the Current Wall Street Advisory Agreement is substantially the same in all material respects as the Initial Advisory Agreement.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

In determining whether to approve the Current Wall Street Advisory Agreement at the March Meeting, the Board considered materials prepared in connection with the May 29-30, 2013 Board meeting and the March Meeting and other information, which included: (i) a copy of the Current Wall Street Advisory Agreement; (ii) information regarding the process by which the Manager initially recommended Wall Street for Board approval and the Manager’s rationale for retaining Wall Street following the closing of the Wall Street Transaction; (iii) information regarding the nature, extent and quality of the services that Wall Street provided to the Small Cap Growth Fund; (iv) information regarding Wall Street’s investment management business, personnel, and operations, which were expected to remain substantially the same after the Wall Street Transaction; (v) information regarding Wall Street’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fees charged by Wall Street; (vii) information regarding Wall Street’s compliance program; (viii) information regarding Wall Street’s historical performance returns managing its allocated portion of the Small Cap Growth Fund’s assets and information comparing that performance to a relevant index; and (ix) information regarding Wall Street’s financial condition. The Independent Trustees were assisted in their review by Fund counsel and Independent Counsel and met with Independent Counsel in executive sessions separate from representatives of the Manager.

The Independent Trustees concluded that the nature, extent and quality of the sub-investment advisory services provided by Wall Street under the Initial Wall Street Advisory Agreement, as well as Wall Street’s ability to continue to render such services pursuant to the Current Wall Street Advisory Agreement, based on its experience, operations and resources, were adequate and appropriate for the Small Cap Growth Fund in light of the Fund’s investment objective, and supported a decision to approve the Current Wall Street Advisory Agreement.

The Independent Trustees concluded that Wall Street’s historical performance record in managing its allocated portion of the Small Cap Growth Fund’s assets and similar products, when viewed together with the other factors considered by the Board, supported a decision to approve the Current Wall Street Advisory Agreement.

The Independent Trustees noted that the fee paid to Wall Street would be paid by the Manager, and not Small Cap Growth Fund, and, thus, would not impact the fees paid by Small Cap Growth Fund. The Independent Trustees also noted that the fee payable to Wall Street by the Manager, and the scope of services that Wall Street is required to provide in managing its allocated portion of the Small Cap Growth Fund’s assets, are substantially the same under the Current Wall Street Advisory Agreement and the Initial Wall Street Advisory Agreement. The Independent Trustees concluded that the fee payable to Wall Street by the Manager with respect to the assets to be allocated to Wall Street was reasonable and appropriate. The Independent Trustees recognized that, because Wall Street’s fee would continue to be paid by the Manager, and not Small Cap Growth Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement between the Trust and the Manager. Accordingly, considerations of profitability and economies of scale with respect to Wall Street were not relevant to the Independent Trustees’ determination to approve the Current Wall Street Advisory Agreement. The Independent Trustees also concluded that any benefits that had accrued and were expected to accrue to Wall Street by virtue of its relationship with Small Cap Growth Fund were reasonable.

After consideration of the factors discussed above, with no single factor identified as the principal factor, the Independent Trustees approved the Current Wall Street Advisory Agreement. The Current Wall Street Advisory Agreement was re-approved for an annual period by the Board at the May 28-29, 2014 Board meeting.

******

As a result of a joint venture between Delaware Investments Fund Advisers (“Delaware”) and its San Francisco-based Focus Growth team, which created Jackson Square Partners (“Jackson Square”) on May 1, 2014 (the “Jackson Square Transaction”), the original Investment Advisory Agreement (“Initial Delaware Advisory Agreement”) between the Manager and Delaware, pursuant to which Delaware managed an allocated portion of the assets of Large Capitalization Growth Investments (“Large Cap Growth Fund”), was terminated in accordance with its terms and the provisions of the 1940 Act. To enable Jackson Square to provide uninterrupted sub-investment advisory services to the Large Cap Growth Fund, at the March Meeting, the Manager recommended and the Board, including all of the Independent Trustees, approved a temporary Investment Advisory Agreement (“Temporary Jackson Square Advisory Agreement”) between the Manager and Jackson Square. The Board noted that the Temporary Jackson Square Advisory Agreement is substantially the same in all material respects as the Initial Delaware Advisory Agreement and would be effective for approximately 150 days to enable the Manager to conduct additional due diligence following the completion

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

of the Jackson Square Transaction. At an in-person meeting of the Board of Trustees of the Trust held on August 27-28, 2014 (“August Meeting”), the Manager recommended and the Board, including all of the Independent Trustees, approved for an annual period a new Investment Advisory Agreement (“Current Jackson Square Advisory Agreement”) between the Manager and Jackson Square.

In determining whether to approve the Current Jackson Square Advisory Agreement, the Board considered materials prepared in connection with the March Meeting, the May 28-29, 2014 Board meeting, the August Meeting and other information, which included: (i) a copy of the Current Jackson Square Advisory Agreement; (ii) information regarding the process by which the Manager initially recommended Jackson Square for Board approval and the Manager’s rationale for retaining Jackson Square following the closing of the Jackson Square Transaction; (iii) information regarding the nature, extent and quality of the services that Jackson Square provided to the Large Cap Growth Fund; (iv) information regarding Jackson Square’s investment management business, personnel, and operations, which were expected to remain substantially the same after the Jackson Square Transaction; (v) information regarding Jackson Square’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fees charged by Jackson Square; (vii) information regarding Jackson Square’s compliance program, including third-party compliance services provided to Jackson Square; (viii) information regarding Delaware’s and Jackson Square’s historical performance returns managing the allocated portion of the Large Cap Growth Fund’s assets and information comparing that performance to a relevant index; and (ix) information regarding Jackson Square’s financial condition. Representatives from Jackson Square also made presentations to and responded to questions from the Board at both the March Meeting and August Meeting. The Independent Trustees were assisted in their review by Fund counsel and Independent Counsel and met with Independent Counsel in executive sessions separate from representatives of the Manager and Jackson Square.

The Independent Trustees concluded that the nature, extent and quality of the sub-investment advisory services provided by Delaware under the Initial Delaware Advisory Agreement, as well as Jackson Square’s ability to continue to render such services pursuant to the Current Jackson Square Advisory Agreement, based on its experience, operations and resources, were adequate and appropriate for the Large Cap Growth Fund in light of the Fund’s investment objective, and supported a decision to approve the Current Jackson Square Advisory Agreement.

The Independent Trustees concluded that the Focus Growth team’s (currently at Jackson Square) historical performance record in managing its allocated portion of the Large Cap Growth Fund’s assets and similar products, when viewed together with the other factors considered by the Board, supported a decision to approve the Current Jackson Square Advisory Agreement.

The Independent Trustees noted that the fee paid to Jackson Square would be paid by the Manager, and not Large Cap Growth Fund, and, thus, would not impact the fees paid by Large Cap Growth Fund. The Independent Trustees also noted that the fee payable to Jackson Square by the Manager, and the scope of services that Jackson Square is required to provide in managing its allocated portion of the Large Cap Growth Fund’s assets, are substantially the same under the Current Jackson Square Advisory Agreement and the Initial Delaware Advisory Agreement with Delaware. The Independent Trustees concluded that the fee payable to Jackson Square by the Manager with respect to the assets to be allocated to Jackson Square was reasonable and appropriate.

The Independent Trustees recognized that, because Jackson Square’s fee would continue to be paid by the Manager, and not Large Cap Growth Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement between the Trust and the Manager. Accordingly, considerations of profitability and economies of scale with respect to Jackson Square were not relevant to the Independent Trustees’ determination to approve the Current Jackson Square Advisory Agreement. The Independent Trustees also concluded that any benefits that had accrued and were expected to accrue to Jackson Square by virtue of its relationship with Large Cap Growth Fund were reasonable.

After consideration of the factors discussed above, with no single factor identified as the principal factor, the Independent Trustees approved the Current Jackson Square Advisory Agreement.

******

Additional Information

(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian, transfer agent and administrator. The day-to-day operations of the Funds are delegated to the Funds’ Manager, Consulting Group Advisory Services LLC (“CGAS”), a business of Morgan Smith Barney Holdings LLC.

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (52 funds, 2007-present); Trustee, UBS Funds (35 funds, 2009-present); Fort Dearborn Income Securities (2013-present); and formerly, Nicholas Applegate Funds (12 funds) (2005-2010)

Adela Cepeda c/o Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (9 funds, 2005-present); Trustee, UBS Funds (35 funds, 2004-present); Director, Fort Dearborn Income Securities (2000-present); Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Co-Treasurer, Congressional Medal of Honor Foundation (2009-present); Chairman, Congressional Medal of Honor Foundation (2005-2009); Chairman, Augusta Warrior Project (2013-present)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

Mark J. Reed North American Management 231 S. Bemiston, Suite 800 Clayton, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal & Portfolio Manager, North American Management Corp. (2013-present); Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-2013)	11	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); formerly, Director, ICMA Retirement Corp. (2005-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INTERESTED TRUSTEE

James J. Tracy** Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Trustee Chief Executive Officer and President	Since 2013 Since 2013, previously, 2007-2010	Managing Director, Director of Consulting Group Wealth Advisory Solutions, Morgan Stanley (2012-present); Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012); Managing Director and Chief Operating Officer of Distribution and Development for Global Wealth Management, Morgan Stanley (2010-2011); Managing Director, Director of Consulting Group (2009-2010); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (2008-2009)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Fl. New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Executive Director, Morgan Stanley (2001-present); Treasurer (2003-present) and Principal Financial Officer (2003-present) of various Morgan Stanley Funds

Paul F. Gallagher Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, Morgan Stanley (2011-present); Executive Director and Associate General Counsel, Morgan Stanley (2009-2011)

Philip Stack Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Chief Compliance Officer	Since 2013	Vice President, Morgan Stanley (2013-present); Vice President Corporate Audit Group – Compliance, Morgan Stanley (2012-2013); and Vice President, Director of Investment Compliance and Risk Management, Gannett Welsh & Kotler (2008-2012)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1955	Chief Operating Officer	Since 2011	Executive Director, Morgan Stanley (2009-present); Director of Consulting Group Product Governance, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011)

Charles P. Graves, III Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Head of Global Investment Solutions, Morgan Stanley (2013-Present); Director of Third Party Programs, Consulting Group, Morgan Stanley (2011-2013); and Director, Senior Portfolio Manager, Private Portfolio Group, Morgan Stanley (2008-2011)

Vincenzo Alomia, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Executive Director, Senior Portfolio Manager, Portfolio Advisory Services (“PAS”), Morgan Stanley (2012-present); Vice President, Senior Portfolio Manager, PAS, Morgan Stanley (2009-present); Vice President, Portfolio Construction, PAS, Morgan Stanley (2007-2008)

Jason B. Moore Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); and Executive Director, Morgan Stanley (2007-2010)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Franco Piarulli, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2013-present); Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, Morgan Stanley (2009-2013)

Jay T. Shearon Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Executive Director, Morgan Stanley (2012-present); Vice President, Morgan Stanley (2009-2012)

Joel W. Stickney Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1971	Investment Officer	Since 2013	Executive Director, Director of Third Party-Managed Programs, Morgan Stanley (2013-present); Director of Business Development, Consulting Group, Morgan Stanley (2012-2013); Chief Operating Officer, Consulting Group, Morgan Stanley (2010-2012); Director of Business Planning & Strategy, Investment Products & Services, Morgan Stanley (2009-2010)

Roger Paradiso Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1966	Investment Officer	Since 2014	Managing Director, Morgan Stanley Consulting Group, Investment Solutions and Portfolio Development (2008-present)

Baha Sarana Morgan Stanley 485 Lexington Avenue New York, NY 10172 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since 2014	Executive Director and Head of AML, Morgan Stanley Wealth Management (2014-present); Executive Director and Deputy Head of AML, Morgan Stanley Wealth Management (2013-2014); Executive Director and Director of AML Investigation, Morgan Stanley Wealth Management (2009-2013)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); Vice President, Morgan Stanley (2005-2013)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until they resign, retire or are removed.
**	Mr. Tracy is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2014:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
Record Date:	12/5/2013	12/5/2013	12/5/2013	12/5/2013	12/5/2013
Payable Date:	12/9/2013	12/9/2013	12/9/2013	12/9/2013	12/9/2013
Ordinary Income:
Qualified Dividend Income for Individuals	82.92%	100.00%	59.61%	77.42%	92.28%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	74.01%	100.00%	59.26%	—	—
Foreign Source Income	—	—	—	98.81%*	96.42%*
Foreign Tax Paid Per Share	—	—	—	$0.01162	$0.04827
Long-Term Capital Gain Dividend	—	—	—	—	—

	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Record Date:	12/5/2013	12/5/2013	Monthly	Monthly	Monthly
Payable Date:	12/9/2013	12/9/2013	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100.00%	—
Interest from Federal Obligations	37.48%	—	16.08%	—	12.51%
Long-Term Capital Gain Dividend	$0.1101	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

TK 2120A, 8/14

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2014 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2014 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2014 and August 31, 2013 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $523,600 in 2014 and $484,750 in 2013.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2014, and August 31, 2013, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2014 and $0 in 2013.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2014 and August 31, 2013 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $90,880 in 2014 and $89,530 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2014, and August 31, 2013, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2014 and $0 for 2013.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2014 and 0% for 2013; Tax Fees were 0% for 2014 and 0% for 2013; and Other Fees were 0% for 2014 and 0% for 2013.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2014 and $0 in 2013.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 10, 2014

Consulting Group Capital Markets Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Consulting Group Capital Markets Funds

Date:	November 10, 2014